UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STANDARD PACIFIC CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.
	(3)	Filing party:
	(4)	Date Filed:

PROPOSED MERGER—YOUR VOTE IS VERY IMPORTANT

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Standard Pacific Corp. (“Standard Pacific”) and The Ryland Group, Inc. (“Ryland”) have agreed to a “merger of equals” business combination (the “merger”) and have entered into an Amended and Restated Agreement and Plan of Merger, dated as of June 14, 2015 (the “merger agreement”). Pursuant to the terms of the merger agreement, Ryland will be merged with and into Standard Pacific. Upon completion of the merger, the separate corporate existence of Ryland will cease, and Standard Pacific will continue as the surviving corporation under the name CalAtlantic Group, Inc. (the “Surviving Corporation”).

At the effective time of the merger, each five shares of issued and outstanding Standard Pacific common stock will be converted into one share of Surviving Corporation common stock in a reverse stock split (the “reverse stock split”). No fractional shares of Surviving Corporation common stock will be issued to holders of Standard Pacific common stock in connection with the reverse stock split. Upon consummation of the merger and following the reverse stock split, each share of Ryland common stock will be converted into 1.0191 shares of Surviving Corporation common stock (the “exchange ratio”). This exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing of the merger. Based on the closing price of Standard Pacific common stock on the NYSE on June 12, 2015, the last trading day before public announcement of the merger, the exchange ratio represented approximately $42.60 in value for each share of Ryland common stock. Based on the closing price of Standard Pacific common stock on the NYSE on August 25, 2015, the latest practicable trading day before the date of this joint proxy statement/prospectus, the exchange ratio represented approximately $41.38 in value for each share of Ryland common stock. Standard Pacific common stock is currently traded on the NYSE under the symbol “SPF,” and Ryland common stock is currently traded on the NYSE under the symbol “RYL.” Surviving Corporation common stock will be traded on the NYSE under the symbol “CAA.” We urge you to obtain current market quotations for Standard Pacific and Ryland common stock before you determine how to vote on the proposals set forth in this joint proxy statement/prospectus.

Standard Pacific and Ryland intend for the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Standard Pacific and Ryland will each hold special meetings of their respective stockholders in connection with the proposed merger. Your vote is very important, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the Standard Pacific or Ryland special meeting, as applicable. The Standard Pacific board of directors unanimously recommends that the Standard Pacific stockholders vote “FOR” each of the proposals being submitted to a vote of the Standard Pacific stockholders at the Standard Pacific special meeting. The Ryland board of directors unanimously recommends that the Ryland stockholders vote “FOR” each of the proposals being submitted to a vote of the Ryland stockholders at the Ryland special meeting.

The accompanying joint proxy statement/prospectus contains detailed information about Standard Pacific, Ryland, the special meetings, the merger agreement and the merger. You should read this joint proxy statement/prospectus carefully and in its entirety before voting, including the section entitled “Risk Factors” beginning on page 27. We look forward to the successful combination of Standard Pacific and Ryland.

Sincerely,

Scott D. Stowell President and Chief Executive Officer Standard Pacific Corp.	Larry T. Nicholson President and Chief Executive Officer The Ryland Group, Inc.

Neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved of the securities to be issued under this joint proxy/statement/prospectus or determined if this joint proxy/statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated August 27, 2015 and is first being mailed to Standard Pacific and Ryland stockholders on or about August 27, 2015.

Standard Pacific Corp.

15360 Barranca Parkway

Irvine, California 92618

(949) 789-1600

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 28, 2015

To the Stockholders of Standard Pacific Corp.:

We are pleased to invite you to attend the special meeting of stockholders of Standard Pacific Corp. (“Standard Pacific”), a Delaware corporation, which will be held at 15360 Barranca Parkway, Irvine, California 92618 on September 28, 2015 at 10:30 a.m., local time, for the following purposes:

•	to consider and vote on the proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of June 14, 2015 by and among Standard Pacific and The Ryland Group, Inc. (“Ryland”) (the “merger agreement”), a copy of which is included as Annex A to the joint proxy statement/prospectus of which this notice is a part, which is conditioned on the adoption and/or approval of the issuance of shares of Surviving Corporation common stock, all of the proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws;

•	to consider and vote on the proposal to approve the issuance of shares of Surviving Corporation common stock to Ryland stockholders pursuant to the merger, which is conditioned on the adoption and/or approval of the merger agreement, all of the proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws;

•	to consider and vote on the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation, a copy of which is included as Annex D to the joint proxy statement/prospectus of which this notice is a part, to, among other things, effect a 1-for-5 reverse stock split, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws;

•	to consider and vote on the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to allow for a special meeting of stockholders to be called upon the written request of one or more stockholders representing at least a majority of the voting stock entitled to vote on the matter or matters to be brought before the proposed special meeting, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws;

•	to consider and vote on the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to allow for stockholder action by unanimous written consent, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws;

•

to consider and vote on the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to provide exclusive forum for certain legal proceedings in Delaware, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of

Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws;

•	to consider and vote on the proposal to adopt the Surviving Corporation’s amended and restated bylaws, a copy of which is included as Annex E to the joint proxy statement/prospectus of which this notice is a part, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, and all of the proposals regarding the amended and restated certificate of incorporation;

•	to consider and vote on the proposal to approve, on an advisory (non-binding) basis, specified compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger with Ryland, as described in the accompanying joint proxy statement/prospectus of which this notice is a part; and

•	to vote upon the proposal to adjourn the Standard Pacific special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals.

Standard Pacific will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournment or postponement thereof. Please refer to the joint proxy statement/prospectus of which this notice is a part for further information with respect to the business to be transacted at the Standard Pacific special meeting.

The Standard Pacific board of directors has unanimously approved the merger and the merger agreement and determined that the merger agreement and the transactions contemplated thereby, including the merger, the issuance of shares of Surviving Corporation common stock to Ryland stockholders pursuant to the merger, the adoption of the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws and certain compensatory arrangements between Standard Pacific and its named executive officers, are advisable and in the best interests of Standard Pacific and its stockholders. The Standard Pacific board of directors unanimously recommends that the Standard Pacific stockholders vote “FOR” each of the proposals being submitted to a vote of the Standard Pacific stockholders at the Standard Pacific special meeting.

The Standard Pacific board of directors has fixed the close of business on August 12, 2015 as the record date (the “Record Date”) for determination of the Standard Pacific stockholders entitled to receive notice of, and to vote at, the Standard Pacific special meeting or any adjournments or postponements thereof. The presence, either in person or represented by proxy, of persons entitled to vote a majority of the voting power of Standard Pacific common stock and the Series B junior participating convertible preferred stock (the “Series B Preferred Stock”, and together with the common stock, the “capital stock”) that is entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. To ensure that your vote is recorded, please provide your voting instructions as soon as possible, even if you plan to attend the meeting in person. We encourage you to vote via the internet or by telephone. You also have the option of voting by completing, signing, dating and returning the proxy card that accompanied the printed materials. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote in person if you decide to attend the special meeting.

Only holders of record of Standard Pacific capital stock at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Standard Pacific special meeting. The presence, either in person or represented by proxy, of persons entitled to vote a majority of the voting power of Standard Pacific’s capital stock that is entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. As of the Record Date, the holder of Series B Preferred Stock was entitled to vote on all matters upon which the holders of common stock are entitled to vote, with holders of the common stock (excluding the holder of the Series B Preferred Stock) entitled to 51% of the total voting power of Standard Pacific’s capital stock and the holder of the Series B Preferred Stock entitled to 49% of the total voting power of Standard Pacific’s capital stock (the combined voting power of the common stock and Series B Preferred Stock held by the holder of the Series B Preferred Stock equals 49%).

The proposal to adopt the merger agreement and the proposals to adopt the Surviving Corporation’s amended and restated certificate of incorporation each require the affirmative vote of a majority of the voting power of the Standard Pacific capital stock entitled to vote on the proposal. The proposal to issue shares of Surviving Corporation common stock to Ryland stockholders and the proposal to adopt the Surviving Corporation’s amended and restated bylaws each require the affirmative vote of a majority of voting power of the Standard Pacific capital stock present in person or represented by proxy at the Standard Pacific special meeting and entitled to vote on the proposals. The proposal to approve certain compensatory arrangements between Standard Pacific and its named executive officers requires the affirmative vote of a majority of the outstanding shares of Standard Pacific capital stock present in person or represented by proxy at the Standard Pacific special meeting and entitled to vote on the proposals, although such vote will not be binding on Standard Pacific or the Standard Pacific board of directors or any of its committees. A list of the names of Standard Pacific stockholders of record will be available for ten days prior to the Standard Pacific special meeting for any purpose germane to the special meeting between the hours of 10:00 a.m. and 3:00 p.m., local time, at Standard Pacific’s headquarters, 15360 Barranca Parkway, Irvine, California 92618. The Standard Pacific stockholder list will also be available at the Standard Pacific special meeting for examination by any stockholder present at such meeting.

Your vote is very important. Whether or not you expect to attend in person, we urge you to submit a proxy to vote your shares as promptly as possible by either (1) logging onto http://www.proxyvote.com/ and following the prompts on your proxy card; (2) dialing 1-800-690-6903 and listening for further directions; or (3) signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Standard Pacific special meeting.

The enclosed joint proxy statement/prospectus provides a detailed description of the merger and the merger agreement as well as a description of the issuance of shares of Surviving Corporation common stock to Ryland stockholders pursuant to the merger and a description of the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws. We urge you to read this joint proxy statement/prospectus, including any documents incorporated by reference, and the Annexes carefully and in their entirety. If you have any questions concerning the merger or this joint proxy statement/prospectus, would like additional copies of this document or need help voting your shares of Standard Pacific common stock, please contact Standard Pacific’s proxy solicitor:

480 Washington Boulevard, 26th Floor

Jersey City, NJ 07310

Call Toll-Free: (800) 322-2885

By Order of the Board of Directors of Standard Pacific,

John P. Babel

Executive Vice President, General Counsel and Secretary

Irvine, California

August 27, 2015

The Ryland Group, Inc.

3011 Townsgate Road, Suite 200

Westlake Village, California 91361

(805) 367-3800

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 28, 2015

To the Stockholders of The Ryland Group, Inc.:

We are pleased to invite you to attend the special meeting of stockholders of The Ryland Group, Inc. (“Ryland”), a Maryland corporation, which will be held at 3011 Townsgate Road, Suite 200, Westlake Village, California 91361 on September 28, 2015 at 10:30 a.m., local time, for the following purposes:

•	to consider and vote on the proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of June 14, 2015, by and among Standard Pacific Corp. (“Standard Pacific”) and Ryland (the “merger agreement”), a copy of which is included as Annex A to the joint proxy statement/prospectus of which this notice is a part, and to approve the merger, which is conditioned on the adoption and/or approval of the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	to consider and vote on the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation, a copy of which is included as Annex D to the joint proxy statement/prospectus of which this notice is a part, which is conditioned on the adoption and/or approval of the merger agreement and the Surviving Corporation’s amended and restated bylaws;

•	to consider and vote on the proposal to adopt the Surviving Corporation’s amended and restated bylaws, a copy of which is included as Annex E to the joint proxy statement/prospectus of which this notice is a part, which is conditioned on the adoption and/or approval of the merger agreement and the Surviving Corporation’s amended and restated certificate of incorporation;

•	to consider and vote on the proposal to approve, on an advisory (non-binding) basis, specified compensatory arrangements between Ryland and its named executive officers relating to the proposed transactions with Standard Pacific, as described in the accompanying joint proxy statement/prospectus of which this notice is a part; and

•	to vote upon the proposal to adjourn the Ryland special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposal.

Ryland will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournment or postponement thereof. Please refer to the joint proxy statement/prospectus of which this notice is a part for further information with respect to the business to be transacted at the Ryland special meeting.

The Ryland board of directors has unanimously approved the merger and the merger agreement and determined that the merger agreement and the transactions contemplated thereby, including the merger, the Surviving Corporation’s amended and restated articles of incorporation and the Surviving Corporation’s amended and restated bylaws and certain compensatory arrangements between Ryland and its named executive officers, are advisable and in the best interests of Ryland and its stockholders. The Ryland board of directors unanimously recommends that the Ryland stockholders vote “FOR” each of the proposals being submitted to a vote of the Ryland stockholders at the Ryland special meeting.

The Ryland board of directors has fixed the close of business on August 12, 2015 as the record date for determination of the Ryland stockholders entitled to receive notice of, and to vote at, the Ryland special meeting or any adjournments or postponements thereof. Only holders of record of Ryland common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Ryland special meeting. Adoption of the merger agreement and approval of the merger requires the affirmative vote of a majority of the total number of Ryland common stock outstanding and entitled to vote on the proposal. The proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation and the proposal to adopt the Surviving Corporation’s amended and restated bylaws both require the affirmative vote of a majority of the total number of outstanding shares of Ryland common stock entitled to vote on the proposal. Failures to vote and votes to abstain will have the same effects as votes against these proposals. Broker non-votes, if any, will have same effects as votes against these proposals. The proposal to approve, on an advisory (non-binding) basis, specified compensatory arrangements between Ryland and its named executive officers relating to the proposed transactions with Standard Pacific requires the affirmative vote of a majority of all the votes cast, either in person or represented by proxy, at the Ryland special meeting, although such vote will not be binding on Ryland or its board of directors or any of its committees. Abstentions and broker non-votes are not considered votes cast for the purposes of the proposal regarding specified compensatory arrangements between Ryland and its named executive officers relating to the proposed transactions and will have no effect on this proposal. A list of the names of Ryland stockholders of record will be available at the Ryland special meeting for examination by any stockholder present at such meeting. Votes to abstain will have the same effects as votes against the proposals.

Your vote is very important. Whether or not you expect to attend in person, we urge you to submit a proxy to vote your shares as promptly as possible by either (1) accessing “www.voteproxy.com” and following the on-screen instructions or scanning the QR code with your smartphone; (2) calling toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and following the instructions; or (3) signing, dating and mailing your proxy card in the envelope provided as soon as possible, so that your shares may be represented and voted at the Ryland special meeting.

The enclosed joint proxy statement/prospectus provides a detailed description of the merger and the merger agreement as well as a description of the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws. We urge you to read this joint proxy statement/prospectus, including any documents incorporated by reference, and the Annexes carefully and in their entirety. If you have any questions concerning the merger or this joint proxy statement/prospectus, would like additional copies or need help voting your shares of Ryland common stock, please contact Ryland’s proxy solicitor:

105 Madison Avenue

New York, New York 10016

proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free: (800) 322-2885

By Order of the Board of Directors of Ryland

Timothy J. Geckle

Senior Vice President, General Counsel and Secretary

Westlake Village, California

August 27, 2015

ADDITIONAL INFORMATION

This joint proxy statement/prospectus incorporates by reference important business and financial information about Standard Pacific and Ryland from other documents that are not included in or delivered with this joint proxy statement/prospectus. For a listing of the documents incorporated by reference into this joint proxy statement/prospectus, see the section entitled “Where You Can Find More Information.” This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference into this document through the Securities and Exchange Commission website at www.sec.gov or by requesting them in writing or by telephone at the appropriate address below:

By Mail:	Standard Pacific Corp. John P. Babel Corporate Secretary 15360 Barranca Parkway Irvine, California 92618	By Mail:	The Ryland Group, Inc. Timothy J. Geckle Corporate Secretary 3011 Townsgate Road, Suite 200 Westlake Village, California 91361

By Telephone: (949) 789-1600		By Telephone: (805) 367-3800

You may also obtain documents incorporated by reference into this joint proxy statement/prospectus by requesting them in writing or by telephone from Georgeson, Standard Pacific’s proxy solicitor, or MacKenzie Partners, Inc., Ryland’s proxy solicitor, at the following addresses and telephone numbers:

For Standard Pacific Stockholders: 480 Washington Boulevard, 26th Floor Jersey City, NJ 07310 Call Toll-Free: (800) 322-2885	For Ryland Stockholders: 105 Madison Avenue New York, New York 10016 proxy@mackenziepartners.com Call Collect: (212) 929-5500 or Toll-Free: (800) 322-2885

To receive timely delivery of the documents in advance of the meetings, you should make your request no later than five business days prior to the date of the meeting, or no later than September 21, 2015.

ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS

This joint proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission (the “SEC”) by Standard Pacific, constitutes a prospectus of Standard Pacific under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Surviving Corporation common stock to be issued to Ryland stockholders pursuant to the merger. This joint proxy statement/prospectus also constitutes a joint proxy statement for both Standard Pacific and Ryland under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to the special meeting of Standard Pacific stockholders and a notice of meeting with respect to the special meeting of Ryland stockholders.

No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus and neither Standard Pacific nor Ryland takes any responsibility for, and cannot provide any assurances as to the reliability of, any other information that others may give you. This joint proxy statement/prospectus is dated August 27, 2015. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this joint proxy statement/prospectus is accurate as of any date other than the date of the incorporated document. Neither the mailing of this joint proxy statement/prospectus to Standard Pacific stockholders or Ryland stockholders nor the issuance by the Surviving Corporation of shares of common stock pursuant to the merger will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation. Information contained in this joint proxy statement/prospectus regarding Standard Pacific has been provided by Standard Pacific and information contained in this joint proxy statement/prospectus regarding Ryland has been provided by Ryland.

All references in this joint proxy statement/prospectus to “Standard Pacific” refer to Standard Pacific Corp., a Delaware corporation; all references in this joint proxy statement/prospectus to “Ryland” refer to The Ryland Group, Inc., a Maryland corporation; unless otherwise indicated or as the context requires, all references in this joint proxy statement/prospectus to “we,” “our” and “us” refer to Standard Pacific and Ryland collectively; and, unless otherwise indicated or as the context requires, all references to the “merger agreement” refer to the Amended and Restated Agreement and Plan of Merger, dated as of June 14, 2015, by and among Standard Pacific and Ryland, a copy of which is included as Annex A to this joint proxy statement/prospectus.

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QUESTIONS AND ANSWERS ABOUT THE MERGER AND SPECIAL MEETINGS

The following are brief answers to certain questions that you may have regarding the proposals being considered at the special meeting of Standard Pacific stockholders, which is referred to as the Standard Pacific special meeting, and the special meeting of Ryland stockholders, which is referred to as the Ryland special meeting. Standard Pacific and Ryland urge you to read carefully this entire joint proxy statement/prospectus, including its annexes, and the other documents to which this joint proxy statement/prospectus refers or incorporates by reference, because this section does not provide all the information that might be important to you. Also see “Where You Can Find More Information” beginning on page 186.

Q:	Why am I receiving this joint proxy statement/prospectus?

A:	Standard Pacific and Ryland have agreed to a business combination pursuant to the terms of the merger agreement that is described in this joint proxy statement/prospectus. A copy of the merger agreement is included in this joint proxy statement/prospectus as Annex A.

In order to complete the merger, among other things:

•	Standard Pacific stockholders must approve the adoption of the merger agreement; approve the issuance of shares of Surviving Corporation common stock to Ryland stockholders; approve the adoption of all of the proposals relating to the Surviving Corporation’s amended and restated certificate of incorporation; and, approve the adoption of the Surviving Corporation’s amended and restated bylaws; and

•	Ryland stockholders must approve the adoption of the merger agreement and approval of the merger; approve the adoption of the Surviving Corporation’s amended and restated certificate of incorporation; and approve the adoption of the Surviving Corporation’s amended and restated bylaws.

Standard Pacific and Ryland will hold separate special meetings of their stockholders to obtain these approvals. This joint proxy statement/prospectus, including its annexes, contains and incorporates by reference important information about Standard Pacific and Ryland, the merger and the stockholder meetings of Standard Pacific and Ryland. You should read all the available information carefully and in its entirety.

Q:	When and where will the special stockholders meetings be held?

A:	Standard Pacific Stockholders: The special meeting of Standard Pacific stockholders will be held at 15360 Barranca Parkway, Irvine, California 92618, on September 28, 2015 at 10:30 a.m., local time.

Ryland Stockholders: The special meeting of Ryland stockholders will be held at 3011 Townsgate Road, Suite 200, Westlake Village, California 91361, on September 28, 2015, at 10:30 a.m., local time.

Q:	Who is entitled to vote at the special stockholders meetings?

A:	Standard Pacific Stockholders: The record date for the Standard Pacific special meeting is August 12, 2015. Only holders of record of outstanding shares of Standard Pacific’s common stock and the Series B junior participating convertible preferred stock (the “Series B Preferred Stock”, and together with the common stock, the “Standard Pacific capital stock”) as of the close of business on the record date are entitled to notice of, and to vote at, the Standard Pacific special meeting or any adjournment or postponement of the Standard Pacific special meeting.

Ryland Stockholders: The record date for the Ryland special meeting is August 12, 2015. Only holders of record of outstanding shares of Ryland common stock as of the close of business on the record date are entitled to notice of, and to vote at, the Ryland special meeting or any adjournment or postponement of the Ryland special meeting.

Q:	What constitutes a quorum at the special stockholders meetings?

A:	Standard Pacific Stockholders: Stockholders who hold shares representing at least a majority of the voting power of Standard Pacific capital stock entitled to vote at the Standard Pacific special meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Standard Pacific special meeting. The holders of a majority of the voting power of Standard Pacific’s capital stock entitled to vote and present in person or represented by proxy at any meeting of Standard Pacific stockholders, or any officer entitled to preside at, or to act as secretary of, such meeting, whether or not a quorum is present, may adjourn such meeting to another time and place (subject to the conditions set forth in the merger agreement). At any such adjourned meeting at which a quorum will be present, any business may be transacted that might have been transacted at the original meeting. No notice of an adjourned meeting need be given, if the time and place, if any, of the adjourned meeting and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than 30 days or, if after the adjournment, a new record date is fixed for the adjourned meeting, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Abstentions will be included in the calculation of the number of shares of Standard Pacific capital stock represented at the special meeting for purposes of determining whether a quorum has been achieved. However, failures to vote and broker non-votes will not be included in the calculation of the number of shares of Standard Pacific capital stock represented at the special meeting for purposes of determining whether a quorum has been achieved.

Ryland Stockholders: Stockholders entitled to cast a majority of all the votes entitled to be cast at the Ryland special meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Ryland special meeting. In the absence of a quorum, the Ryland stockholders, by a majority of the votes cast at the meeting by the holders of Ryland common stock entitled to vote and present in person or represented by proxy may adjourn the meeting to another time or place without further notice other than by announcement by a majority of the votes cast. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally notified. In the event that at any meeting a quorum exists for the transaction of some business but does not exist for the transaction of other business, the business as to which a quorum is present may be transacted by the holders of stock present in person or represented by proxy who are entitled to vote thereon.

Abstentions will be included in the calculation of the number of shares of Ryland common stock represented at the special meeting for purposes of determining whether a quorum has been achieved. However, broker non-votes will not be included in the calculation of the number of shares of Ryland common stock represented at the special meeting for purposes of determining whether a quorum has been achieved.

Q:	How do I vote if I am a stockholder of record?

A:	Standard Pacific Stockholders. If you are a stockholder of record of Standard Pacific as of the close of business on the record date for the Standard Pacific special meeting, you may vote in person by attending the Standard Pacific special meeting or, to ensure your shares are represented at the Standard Pacific special meeting, you may authorize a proxy to vote by:

•	logging onto http://www.proxyvote.com/ and following the prompts on your proxy card to vote over the Internet anytime up to 11:59 p.m., eastern time, on September 27, 2015 and following the instructions provided on that site;

•	dialing 1-800-690-6903 and listening for further directions to vote by telephone anytime up to 11:59 p.m., eastern time, on September 27, 2015, and following the instructions provided in the recorded message; or

•	signing and returning your proxy card in the postage paid envelope provided.

If you hold Standard Pacific shares in “street name” through a stock brokerage account or through a bank or other nominee, please follow the voting instructions provided by your broker, bank or other nominee to ensure that your shares are represented at the Standard Pacific special meeting.

Ryland Stockholders. If you are a stockholder of record of Ryland as of the close of business on the record date for the Ryland special meeting, you may vote in person by attending the Ryland special meeting or, to ensure your shares are represented at the Ryland special meeting, you may authorize a proxy to vote by signing and returning your proxy card in the postage-paid envelope provided.

Telephone and internet voting may be available, please refer to your proxy instruction form for details. If you need assistance in dealing with your bank or broker, please call MacKenzie Partners toll-free at 1-800-322-2885 or collect at 1-212-929-5500.

If you hold Ryland shares in “street name” through a stock brokerage account or through a bank or other nominee, please follow the voting instructions provided by your broker, bank or other nominee to ensure that your shares are represented at the Ryland special meeting. If you hold shares through an employee plan provided by Ryland, please see the question below “How are my employee plan shares voted?”

Q:	How is voting power determined?

A:	Standard Pacific Stockholders: As of the close of business on the Standard Pacific record date, the holder of Series B Preferred Stock, MP CA Homes LLC (“MatlinPatterson”), an affiliate of MatlinPatterson Global Advisers LLC, was entitled to vote on all matters upon which holders of common stock are entitled to vote, with holders of common stock (excluding MatlinPatterson) entitled to 51% of the total voting power of the Standard Pacific capital stock and MatlinPatterson entitled to 49% of the total voting power of the Standard Pacific capital stock. As of the close of business on the Standard Pacific record date, Standard Pacific had outstanding a total of 276,618,805 shares of common stock and 267,829 shares of Series B Preferred Stock.

Ryland Stockholders: Holders of Ryland common stock are entitled to one vote for each share owned as of the close of business on the Ryland record date. As of the close of business on the Ryland record date, there were 46,851,577 shares of Ryland common stock outstanding and entitled to vote at the Ryland special meeting.

Q:	What vote is required to approve each proposal and how are abstentions and broker non-votes treated?

A:	Standard Pacific Stockholders: The proposal to adopt the merger agreement and the proposals to adopt the Surviving Corporation’s amended and restated certificate of incorporation require the affirmative vote of holders of the majority of the voting power of the Standard Pacific capital stock entitled to vote on each proposal. The proposal to issue shares of Surviving Corporation common stock to Ryland stockholders and the proposal to adopt the Surviving Corporation’s amended and restated bylaws require the affirmative vote of holders of a majority of the voting power of the Standard Pacific capital stock present in person or represented by proxy at the Standard Pacific special meeting and entitled to vote on the proposal. Approval of, on an advisory (non-binding) basis, specific compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger requires the affirmative vote of holders of a majority of the voting power of the Standard Pacific capital stock represented either in person or represented by proxy at the Standard Pacific special meeting and entitled to vote, although such vote will not be binding on Standard Pacific or its board of directors or any of its committees. Failures to vote, votes to abstain and broker non-votes are treated as follows:

•	Failures to vote and votes to abstain will have the same effect as votes against the proposal to adopt the merger agreement and the proposals to adopt the Surviving Corporation’s amended and restated certificate of incorporation.

•	Votes to abstain will have the same effect as votes against the proposal to issue shares of Surviving Corporation common stock to Ryland stockholders, the proposal to adopt the Surviving Corporation’s amended and restated bylaws and the proposal to approve, on an advisory (non-binding) basis, specific compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger.

•	Failures to vote will have will have no effect on the proposal to issue shares of Surviving Corporation common stock to Ryland stockholders, the proposal to adopt the Surviving Corporation’s amended and restated bylaws and the proposal to approve, on an advisory (non-binding) basis, specific compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger.

•	Broker non-votes, if any, will have the same effect as votes against the proposal to adopt the merger agreement and the proposals to adopt the Surviving Corporation’s amended and restated certificate of incorporation. Broker non-votes, if any, will have no effect on the proposal to issue shares of Surviving Corporation common stock to Ryland stockholders and the proposal to adopt the Surviving Corporation’s amended and restated bylaws and the proposal to approve, on an advisory (non-binding) basis, specific compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger.

Ryland Stockholders: Adoption of the merger agreement and approval of the merger requires the affirmative vote of holders of a majority of the shares of Ryland common stock outstanding and entitled to vote on the proposal. Adoption of the Surviving Corporation’s amended and restated certificate of incorporation and of the Surviving Corporation’s amended and restated bylaws each requires the affirmative vote of holders of a majority of the outstanding shares of Ryland common stock entitled to vote on the proposal. Approval of, on an advisory (non-binding) basis, specific compensatory arrangements between Ryland and its named executive officers relating to the proposed merger requires the affirmative vote of holders of a majority of the votes cast in person or represented by proxy, although such vote will not be binding on Ryland or its board of directors or any of its committees. Votes to abstain will have the same effect as votes against the proposals. Failures to vote and broker non-votes, if any, will have the same effect as votes against the proposal to adopt the merger agreement and approve the merger and the proposals to adopt the Surviving Corporation’s amended and restated certificate of incorporation and amended and restated bylaws, but will have no effect on the proposal to approve, on an advisory (non-binding) basis, specified compensatory arrangements between Ryland and its named executive officers related to the merger.

Q:	My shares are held in “street name” by my broker, bank or other nominee. Will my broker, bank or other nominee automatically vote my shares for me?

A:	No. If your shares are held in the name of a broker, bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” You are not the “record holder” of such shares. If this is the case, this joint proxy statement/prospectus has been forwarded to you by your broker, bank or other nominee. As the beneficial holder, unless your broker, bank or other nominee has discretionary authority over your shares, you generally have the right to direct your broker, bank or other nominee as to how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which your broker, bank or other nominee does not have discretionary authority. This is often called a “broker non-vote.”

In connection with the Standard Pacific special meeting:

•	Broker non-votes, if any, will have the same effect as votes against the proposal to adopt the merger agreement and approve the merger and the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation.

•	Broker non-votes, if any, will have no effect on the proposal to issue shares of Surviving Corporation common stock to Ryland stockholders and the proposal to adopt the Surviving Corporation’s amended and restated bylaws and the proposal to approve, on an advisory (non-binding) basis, specific compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger.

In connection with the Ryland special meeting:

•	Broker non-votes, if any, will have the same effect as votes against the proposals.

You should therefore provide your broker, bank or other nominee with instructions as to how to vote your shares of Standard Pacific capital stock or Ryland common stock.

Please follow the voting instructions provided by your broker, bank or other nominee so that it may vote your shares on your behalf. Please note that you may not vote shares held in street name by returning a proxy card directly to Standard Pacific or Ryland or by voting in person at your special meeting unless you first obtain a proxy from your broker, bank or other nominee.

Q:	How are my employee plan shares voted?

A:	Employees of Ryland: If you are a participant in the The Ryland Group, Inc. Retirement Savings Opportunity Plan, you can cause shares held in your plan account to be voted by:

•	accessing “www.voteproxy.com” and following the on-screen instructions or scanning the QR code with your smartphone;

•	calling toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and following the instructions; or

•	signing, dating and mailing your proxy card in the envelope provided as soon as possible.

The plan trustee will vote the shares held in your plan account in accordance with your instructions. If you do not provide the plan trustee with instructions by 11:59 p.m., eastern time, on September 23, 2015, the unvoted shares will be voted by the plan trustee in the same proportion as the voted shares.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	Standard Pacific Stockholders: If you properly complete and sign your proxy card but do not indicate how your shares of Standard Pacific capital stock should be voted on a matter, the shares of Standard Pacific capital stock represented by your proxy will be voted as the Standard Pacific board of directors recommends and, therefore, “FOR” each of the proposals being submitted to a vote of the Standard Pacific stockholders at the Standard Pacific special meeting.

Ryland Stockholders: If you properly complete and sign your proxy card but do not indicate how your shares of Ryland common stock should be voted on a matter, the shares of Ryland common stock represented by your proxy will be voted as the Ryland board of directors recommends and, therefore, “FOR” each of the proposals being submitted to a vote of the Ryland stockholders at the Ryland special meeting.

Q:	Can I change my vote or revoke my proxy after I have returned a proxy or voting instruction card?

A:	Yes.

If you are the holder of record of either Standard Pacific capital stock or Ryland common stock: If you are the holder of record of stock, you can change your vote or revoke your proxy at any time before your proxy is voted at your special meeting. You can do this in one of three ways:

•	you can grant a new, valid proxy bearing a later date (including by telephone or through the Internet);

•	you can send a signed notice of revocation; or

•	you can attend your special meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person. Simply attending the Standard Pacific special meeting or the Ryland special meeting without voting will not revoke any proxy that you have previously given or change your vote.

If you choose either of the first two methods, your notice of revocation or your new proxy must be received by Standard Pacific or Ryland, as applicable, no later than the beginning of the applicable special meeting. If you have submitted a proxy for your shares by telephone or via the Internet, you may revoke your prior telephone or Internet proxy by any manner described above.

If you hold shares of either Standard Pacific or Ryland in “street name”: If your shares are held in street name, you must contact your broker, bank or other nominee to change your vote.

If you hold shares in The Ryland Group, Inc. Retirement Savings Opportunity Plan: If you hold shares of Ryland common stock in The Ryland Group, Inc. Retirement Savings Opportunity Plan, you may submit new voting instructions under any one of the three methods described above under the question “How are my employee plan shares voted?”

Q:	Do I need to do anything with my shares of common stock other than voting for the proposals at the special meeting?

A:	Standard Pacific Stockholders: If you are a Standard Pacific stockholder, after the merger is completed, you are not required to take any action with respect to your shares of Standard Pacific common stock. At the effective time of the merger, each five shares of issued and outstanding Standard Pacific common stock will be converted into one share of Surviving Corporation common stock. No fractional shares of Surviving Corporation common stock will be issued to holders of Standard Pacific common stock in connection with the reverse stock split. Instead, Standard Pacific stockholders who otherwise would be entitled to receive fractional shares of Surviving Corporation common stock will be entitled to receive cash in an amount equal to the closing price of Surviving Corporation common stock as reported on the NYSE on the date of the effective time of the merger multiplied by the fraction of one share held by such stockholder. Upon consummation of the merger and following the reverse stock split, each share of Standard Pacific preferred stock will be converted into shares of common stock of Surviving Corporation. You do not need to take any action at this time.

Ryland Stockholders: If you are a Ryland stockholder, after the merger is consummated and after the reverse stock split, each share of Ryland common stock you hold will be converted automatically into the right to receive 1.0191 shares of Surviving Corporation common stock. No fractional shares of Surviving Corporation common stock will be issued to former holders of Ryland common stock in connection with the merger. Instead, the Surviving Corporation will pay to each former holder of Ryland common stock who otherwise would be entitled to receive a fractional share of Surviving Corporation common stock an amount in cash (without interest) determined by multiplying (i) the fraction of a share of Surviving Corporation common stock which such holder would otherwise be entitled to receive (taking into account all shares of Ryland common stock held by such holder) by (ii) the volume weighted average closing price of one share of Standard Pacific common stock (after giving effect to the reverse stock split) on the NYSE for the five trading days ending on the last trading day immediately prior to the closing date of the merger. You will receive instructions at that time regarding exchanging your shares for shares of Surviving Corporation common stock. You do not need to take any action at this time. Please do not send your Ryland stock certificates with your proxy card.

Q:	Are stockholders entitled to dissenter or appraisal rights?

A:	No. Neither the stockholders of Standard Pacific nor the stockholders of Ryland are entitled to dissenter or appraisal rights in connection with the merger.

Q:	What happens if I sell my shares of Ryland common stock before the Ryland special meeting?

A:	The record date for the Ryland special meeting is earlier than the date of the Ryland special meeting and the date that the merger is expected to be completed. If you transfer your Ryland shares after the Ryland record date but before the Ryland special meeting, you will retain your right to vote at the Ryland special meeting, but will have transferred the right to receive the merger consideration in the merger. In order to receive the merger consideration, you must hold your shares through the effective date of the merger.

Q:	What if I hold shares of common stock in both Standard Pacific and Ryland?

A:	If you are a stockholder of both Standard Pacific and Ryland, you will receive two separate packages of proxy materials. A vote cast as a Standard Pacific stockholder will not count as a vote cast as a Ryland stockholder, and a vote cast as a Ryland stockholder will not count as a vote cast as a Standard Pacific stockholder. Therefore, please separately submit a proxy for each of your Standard Pacific and Ryland shares.

Q:	Who can help answer my questions?

A:	Standard Pacific stockholders or Ryland stockholders who have questions about the merger, the other matters to be voted on at the special meetings, or how to submit a proxy or desire additional copies of this joint proxy statement/prospectus or additional proxy cards should contact:

Standard Pacific Stockholders:	Ryland Stockholders:
Standard Pacific’s Proxy Solicitor	Ryland’s Proxy Solicitor
480 Washington Boulevard, 26th Floor Jersey City, NJ 07310 Call Toll-Free: (800) 322-2885	105 Madison Avenue New York, New York 10016 proxy@mackenziepartners.com Call Collect: (212) 929-5500 or Toll-Free: (800) 322-2885

SUMMARY

This summary highlights selected information contained in this joint proxy statement/prospectus and does not contain all the information that may be important to you. Standard Pacific and Ryland urge you to carefully read this joint proxy statement/prospectus in its entirety, as well as the annexes. Additional, important information is also contained in the documents incorporated by reference into this joint proxy statement/prospectus; see the section entitled “Where You Can Find More Information” beginning on page 186.

The Companies

Standard Pacific

Standard Pacific, a Delaware corporation, is headquartered in Irvine, California. Standard Pacific has been building beautiful, high-quality homes and neighborhoods since its founding in Southern California in 1965. Its geographically diversified business spans many of the nation’s largest housing markets, including major metropolitan markets in California, Florida, the Carolinas, Texas, Arizona and Colorado. In addition to its core homebuilding operations, Standard Pacific also offers mortgage related financial services and in select states, title services, to its homebuyers

Standard Pacific’s executive offices are located at 15630 Barranca Parkway, Irvine, California 92618 and its telephone number is (949) 789-1600. Shares of Standard Pacific common stock are listed on the NYSE and trade under the symbol “SPF.”

This joint proxy statement/prospectus incorporates important business and financial information about Standard Pacific from other documents that are incorporated by reference; see the section entitled “Where You Can Find More Information” beginning on page 186.

Ryland

Ryland, a Maryland corporation, is headquartered in Westlake Village, California. Ryland is a leading national homebuilder and provider of mortgage-related financial services. Founded in 1967, Ryland has built more than 315,000 homes and financed more than 260,000 mortgages. As one of the largest single-family on-site homebuilders in the United States, it operates in 17 states across the country. Ryland consists of six reportable segments: four geographically determined homebuilding regions (North, Southeast, Texas and West); financial services; and corporate.

Ryland’s executive offices are located at 3011 Townsgate Road, Suite 200, Westlake Village, California 91361 and its telephone number is (805) 367-3800. Shares of Ryland common stock are listed on the NYSE and trade under the symbol “RYL.”

This joint proxy statement/prospectus incorporates important business and financial information about Ryland from other documents that are incorporated by reference; see the section entitled “Where You Can Find More Information” beginning on page 186.

The Merger

On June 14, 2015, the boards of directors of Standard Pacific and Ryland each unanimously approved the merger agreement and the merger. Under the terms and conditions of the merger agreement, and in accordance with applicable law, Ryland will be merged with and into Standard Pacific, with Standard Pacific surviving. When this merger is consummated, the Surviving Corporation will change its name to CalAtlantic Group, Inc.

At to the effective time of the merger, each five shares of issued and outstanding Standard Pacific common stock will be converted into one share of Surviving Corporation common stock in a reverse stock split. No fractional shares of Surviving Corporation common stock will be issued to holders of Standard Pacific common stock in connection with the reverse stock split. Instead, Standard Pacific stockholders who otherwise would be entitled to receive fractional shares of Surviving Corporation common stock will be entitled to receive cash in an amount equal to the closing price of Surviving Corporation common stock as reported on the NYSE on the date of the effective time of the merger multiplied by the fraction of one share held by such stockholder. Upon consummation of the merger and following the reverse stock split, all shares of Standard Pacific preferred stock will be converted into shares of Surviving Corporation common stock. For more information on the merger, see the section entitled “The Merger” beginning on page 49.

Consideration to be Received in the Merger by Ryland Stockholders

As a result of the merger, and after giving effect to the reverse stock split, each Ryland stockholder will receive 1.0191 shares of Surviving Corporation common stock for each share of Ryland common stock. This exchange ratio will not be adjusted for changes in the market price of either Standard Pacific common stock or Ryland common stock between the date of signing the merger agreement and completion of the merger, and neither Standard Pacific nor Ryland will have the right to terminate the transaction if the market price of either Standard Pacific common stock or Ryland common stock changes between the date of signing the merger agreement and completion of the merger. No fractional shares of Surviving Corporation common stock will be issued to former holders of Ryland common stock in connection with the merger. Instead, the Surviving Corporation will pay to each former holder of Ryland common stock who otherwise would be entitled to receive a fractional share of Surviving Corporation common stock an amount in cash (without interest) determined by multiplying (i) the fraction of a share of Surviving Corporation common stock which such holder would otherwise be entitled to receive (taking into account all shares of Ryland common stock held by such holder) by (ii) the volume weighted average closing price of one share of Standard Pacific common stock (after giving effect to the reverse stock split) on the NYSE for the five trading days ending on the last trading day immediately prior to the closing date of the merger.

Material U.S. Federal Income Tax Consequences

It is a condition to the merger that both Ryland and Standard Pacific receive legal opinions from their respective counsels to the effect that for United States federal income tax purposes the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Provided that the merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, a holder of Ryland common stock that is a U.S. person (as defined in the section entitled “Material U.S. Federal Income Tax Consequences” beginning on page 111) will not recognize gain or loss for United States federal income tax purposes as a result of such stockholder’s Ryland common shares being exchanged in the merger for shares of Surviving Corporation common stock, except with respect to the receipt of cash in lieu of a fractional share of Surviving Corporation.

The discussion of material United States federal income tax consequences of the merger contained in this joint proxy statement/prospectus is intended to provide only a general summary and is not a complete analysis or description of all potential United States federal income tax consequences of the merger. The discussion does not address tax consequences that may vary with, or are contingent on, individual circumstances. In addition, it does not address the effects of any state, local, non-United States or non-income tax laws, nor does it address any alternative minimum tax consequences.

Ryland stockholders are strongly urged to consult with their tax advisors regarding the tax consequences of the merger to them, including the effects of United States federal, state, local, non-United States and other tax laws.

For a more complete description of the material United States federal income tax consequences of the merger, see the section entitled “Material U.S. Federal Income Tax Consequences” beginning on page 111.

Recommendation of the Standard Pacific Board of Directors

After careful consideration, the Standard Pacific board of directors recommends that Standard Pacific stockholders vote “FOR” each proposal being submitted to a vote of the Standard Pacific stockholders at the Standard Pacific special meeting.

For a more complete description of Standard Pacific’s reasons for the merger and the recommendations of the Standard Pacific board of directors, see the section entitled “The Merger—Standard Pacific’s Reasons for the Merger; Recommendation of the Standard Pacific Board of Directors” beginning on page 56.

Recommendation of the Ryland Board of Directors

After careful consideration, the Ryland board of directors recommends that Ryland stockholders vote “FOR” each proposal being submitted to a vote of the Ryland stockholders at the Ryland special meeting.

For a more complete description of Ryland’s reasons for the merger and the recommendations of the Ryland board of directors, see the section entitled “The Merger—Ryland’s Reasons for the Merger; Recommendation of the Ryland Board of Directors” beginning on page 68.

Opinions of the Financial Advisors

Standard Pacific’s Financial Advisor

On, June 14, 2015, at the meeting of the Standard Pacific board of directors at which the merger was approved, J.P. Morgan Securities LLC (“J.P. Morgan”), Standard Pacific’s financial advisor in connection with the proposed merger, rendered to the Standard Pacific board of directors an oral opinion, confirmed by delivery of a written opinion, dated June 14, 2015, to the effect that, as of such date and based upon and subject to the factors, assumptions, qualifications and any limitations set forth in its written opinion, the exchange ratio in the proposed merger was fair, from a financial point of view, to Standard Pacific.

The full text of J.P. Morgan’s written opinion, dated as of June 14, 2015, is attached as Annex B to the joint proxy statement/prospectus and is incorporated herein by reference. The full text of the opinion contains a discussion of, among other things, the assumptions made, matters considered, and qualifications and any limitations on the opinion and the review undertaken by J.P. Morgan in connection with rendering its opinion. The summary of the opinion of J.P. Morgan set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. Standard Pacific stockholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the Standard Pacific board of directors (in its capacity as such) in connection with and for the purposes of its evaluation of the merger, was directed only to the fairness, from a financial point of view, to Standard Pacific of the exchange ratio in the merger and did not address any other aspect of the merger. J.P. Morgan expressed no opinion as to the fairness of the exchange ratio to the holders of any class of securities, creditors or other constituencies of Standard Pacific or as to the underlying decision by Standard Pacific to engage in the merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of Standard Pacific as to how such stockholder should vote with respect to the merger or any other matter.

For a description of the opinion that the Standard Pacific board of directors received from J.P. Morgan, see “The Merger—Opinion of Standard Pacific’s Financial Advisor” beginning on page 60 of this joint proxy statement/prospectus.

Ryland’s Financial Advisor

On, June 14, 2015, at the meeting of the Ryland board of directors at which the merger was approved, Lazard Frères & Co. LLC (“Lazard”), Ryland’s financial advisor in connection with the proposed merger, rendered to the Ryland board of directors an oral opinion, confirmed by delivery of a written opinion, dated June 14, 2015, to the effect that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in its opinion, the exchange ratio in the proposed merger was fair, from a financial point of view, to the holders of Ryland common stock.

The full text of the written opinion of Lazard dated as of June 14, 2015, which sets forth, among other things, the assumptions made, procedures followed, factors considered and qualifications and limitations on the review undertaken by Lazard in connection with rendering its opinion, is attached as Annex C to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the opinion of Lazard set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. Ryland stockholders are urged to read the opinion in its entirety. Lazard’s written opinion was addressed to the Ryland board of directors (in its capacity as such) in connection with and for the purpose of its evaluation of the merger, was directed only to the fairness, from a financial point of view, to holders of Ryland common stock of the exchange ratio in the merger, and did not address any other aspect of the merger. Lazard expressed no opinion as to the fairness of the exchange ratio to the holders of any other class of securities, creditors or other constituencies of Ryland or as to the underlying decision by Ryland to engage in the merger. The issuance of Lazard’s opinion was approved by a fairness committee of Lazard. The opinion does not constitute a recommendation to any stockholder of Ryland as to how such stockholder should vote with respect to the merger or any other matter.

For a description of the opinion that the Ryland board of directors received from Lazard, see “The Merger—Opinion of Ryland’s Financial Advisor” beginning on page 72.

Interests of Standard Pacific Directors and Executive Officers in the Merger

Executive officers and members of the Standard Pacific board of directors have interests in the merger that may be different from, or in addition to, the interests of Standard Pacific stockholders generally.

Each of the executive officers of Standard Pacific—Scott D. Stowell, Jeffrey J. McCall, Wendy L. Marlett and John P. Babel—is party to a severance and change in control protection agreement with Standard Pacific that provides for certain enhanced severance benefits and accelerated vesting of outstanding equity awards if the executive officer’s employment is terminated without “cause” or if the executive officer resigns for “good reason” (each, as defined in such agreements) within a certain period of time (generally two years, except that this period, for Mr. Stowell, will be extended to three years pursuant to his employment agreement with Standard Pacific described in more detail below) following the merger (which constitutes a “change in control” under such agreements). In the event of such termination of employment, the executive officers would be entitled to the following aggregate amounts of payments and benefits: Scott D. Stowell, $20,264,791; Jeffrey J. McCall, $7,652,727; Wendy L. Marlett, $3,319,008; and John P. Babel, $2,975,995, as more fully disclosed under “The Merger—Interests of Standard Pacific Directors and Executive Officers—Quantification of Payments to Standard Pacific’s Named Executive Officers in the Merger—Golden Parachute Compensation.”

In addition, upon consummation of the merger, Mr. Stowell will step down as Standard Pacific’s president and chief executive officer, and will become executive chairman of the board of directors of the Surviving Corporation. In connection with the merger, Mr. Stowell and Standard Pacific entered into an employment agreement setting forth the terms and conditions of Mr. Stowell’s employment with the Surviving Corporation following the merger and pursuant to which he is entitled to certain payments and benefits including, payments and benefits under his existing severance and change in control protection agreement, as amended by the employment agreement, upon certain terminations of employment following the merger. Pursuant to his employment agreement, Mr. Stowell will receive an initial annual base salary of $1 million and be eligible for an annual bonus with a target of 90% of the chief executive officer of the Surviving Corporation’s target bonus ($1.8 million for the first year). This agreement will become effective upon completion of the merger. Further information about Mr. Stowell’s employment agreement is disclosed under “The Merger—Interests of Standard Pacific Directors and Executive Officers—Employment Agreement and Change in Control Arrangement with Mr. Stowell.”

In addition to Mr. Stowell’s employment agreement, on June 14, 2015, the Standard Pacific board of directors approved a payment to Mr. Stowell in the amount of $2 million, payable immediately prior to the closing of the merger if all of the conditions to closing set forth in the merger agreement have been satisfied.

Finally, as described in further detail below under the heading “—Board of Directors and Management in the Merger,” some of Standard Pacific’s executive officers and members of the Standard Pacific board of directors will continue to serve as officers or directors of the Surviving Corporation upon completion of the merger.

The Standard Pacific board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated by the merger agreement and in recommending that you vote to approve the proposals being submitted to the Standard Pacific stockholders in the Standard Pacific special meeting.

For a more complete discussion of the interests of the directors and executive officers of Standard Pacific in the merger, see the section entitled “The Merger—Interests of Standard Pacific Directors and Executive Officers in the Merger” beginning on page  81.

Interests of Ryland Directors and Executive Officers in the Merger

Executive officers and members of the Ryland board of directors have interests in the merger that may be different from, or in addition to, the interests of Ryland stockholders generally.

Each of the executive officers of Ryland—Larry T. Nicholson, Gordon A. Milne, Peter G. Skelly, Timothy J. Geckle and Robert J. Cunnion, III—is party to an executive severance agreement with Ryland that provides for severance payments and other benefits, including accelerated vesting of outstanding equity and incentive awards, if the executive officer’s employment is terminated without “cause” or the executive officer resigns for “good reason” (each, as defined in such agreements) within a “change of control period” (generally, two years following a change of control, except that this period, for Mr. Nicholson, will be extended to three years pursuant to his employment agreement with Standard Pacific described in more detail below). The merger constitutes a “change of control” under the executive severance agreements. Mr. Nicholson is also party to a CEO severance agreement that provides him with certain severance payments and other benefits in connection with certain terminations of employment.

In addition, Ryland’s equity plans generally provide that outstanding equity awards held by Ryland’s directors, executive officers, and other employees, will vest (in the case of performance share awards under Ryland’s long-term incentive plans (“LTIPs”), at the target level) in connection with the merger (which will constitute a “change of control” under such plans) except that the 2015 restricted stock unit awards and 2015 LTIP awards held by Mr. Nicholson and Mr. Skelly will not accelerate.

The following are estimated aggregate amounts of compensation that each executive officer could receive that is based on or otherwise related to the merger. These amounts have been calculated assuming the merger was consummated on June 15, 2015, and, where applicable, assuming that each executive officer’s employment was terminated without “cause” or that each executive officer resigned for “good reason” on June 15, 2015: Larry T. Nicholson, $29,379,963; Gordon A. Milne, $12,347,558; Peter G. Skelly, $9,631,518; Timothy J. Geckle, $6,657,794 and Robert J. Cunnion, III, $5,735,343, as more fully disclosed under “The Merger—Interests of Ryland Directors and Executive Officers.”

Moreover, upon completion of the merger, Mr. Nicholson, current president and chief executive officer of Ryland, will become president and chief executive officer of the Surviving Corporation. In connection with the merger, Mr. Nicholson and Standard Pacific entered into an employment agreement setting forth the terms and conditions of Mr. Nicholson’s employment with the Surviving Corporation following the merger and pursuant to which he is entitled to certain payments and benefits, including payments and benefits under his existing CEO severance agreement or executive severance agreement (but not both), as amended by the employment agreement, upon certain terminations of employment following the merger. Pursuant to his employment agreement, Mr. Nicholson will receive an initial annual base salary of $1 million and be eligible for an annual bonus with a target of 200% of his base salary ($2 million for the first year). This agreement will become effective upon completion of the merger. Further information about Mr. Nicholson’s employment agreement is disclosed under “The Merger—Interests of Ryland Directors and Executive Officers—Employment Agreement and Change in Control Arrangement with Mr. Nicholson.”

Finally, as described in further detail below under the heading “—Board of Directors and Management in the Merger,” some of Ryland’s executive officers and members of Ryland’s board of directors will continue to serve as officers or directors of the Surviving Corporation upon completion of the merger.

The Ryland board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated by the merger agreement and in recommending that you vote to approve the proposals being submitted to the Ryland stockholders in the Ryland special meeting.

For a more complete discussion of the interests of the directors and executive officers of Ryland in the merger, see the section entitled “The Merger—Interests of Ryland Directors and Executive Officers in the Merger” beginning on page 84.

Board of Directors and Executive Officers Following the Merger

Board of Directors and Committees. For three years following the effective time of the merger, the board of directors of the Surviving Corporation will be comprised of 10 members—five individuals from the former Ryland board of directors (or whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors (as such term is defined in the amended and restated bylaws of the Surviving Corporation)), of which one will initially be Mr. Nicholson, and five individuals from the former Standard Pacific board of directors (or whose appointment or election is endorsed by at least a majority of the Continuing Standard Pacific Directors (as such term is defined in the amended and restated bylaws of the Surviving Corporation)), of which one will initially be Mr. Stowell. Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee of the Surviving Corporation board of directors will be comprised of two Continuing Ryland Directors and two Continuing Standard Pacific Directors. William L. Jews, the current chairman of the Ryland board of directors, will serve as the Surviving Corporation’s lead independent director.

Pursuant to the merger agreement, Ryland has designated the following five members of the Ryland board of directors to serve as directors of the Surviving Corporation upon completion of the merger: Larry T. Nicholson (as President and Chief Executive Officer of the Surviving Corporation), William L. Jews (as Lead

Independent Director of the Surviving Corporation), Robert E. Mellor (as Chairman of the Compensation Committee of the Surviving Corporation), Norman J. Metcalfe (as Chairman of the Audit Committee of the Surviving Corporation) and Charlotte St. Martin. Also, pursuant to the merger agreement, Standard Pacific has designated the following five members of the Standard Pacific board of directors to serve as directors of the Surviving Corporation upon completion of the merger: Scott D. Stowell (as Executive Chairman of the Surviving Corporation), David J. Matlin (as Chairman of the Nominating and Corporate Governance Committee of the Surviving Corporation), Bruce A. Choate, Douglas C. Jacobs and Peter Schoels. For additional information regarding each of the directors designated by Ryland and Standard Pacific, please refer to Ryland’s Proxy Statement on Schedule 14A filed March 13, 2015 and Standard Pacific’s Proxy Statement on Schedule 14A filed April 24, 2015, respectively, each of which is incorporated into this document by reference.

Under the amended and restated bylaws of the Surviving Corporation, which are included as Annex E to this joint proxy statement/prospectus, for three years following the effective time of the merger, the Surviving Corporation board may only remove the lead independent director from his role by an affirmative vote of at least 75% of the Surviving Corporation’s entire board (excluding the lead independent director) and a vacancy resulting from his cessation of service can only be filled by a director who is a designated Ryland director prior to the consummation of the merger or whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors. Vacancies on the Surviving Corporation board resulting from cessation of service within the first three years following the effective time of the merger by an appointed or designated Ryland director or an appointed or designated Standard Pacific will be filled only by an individual whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors or by at least a majority of the Continuing Standard Pacific Directors, respectively, or by a sole remaining Continuing Ryland Director or Continuing Standard Pacific Director, as applicable.

Also, for three years following the effective time of the merger:

•	each of the Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee will be composed of two non-executive independent Continuing Ryland Directors and two non-executive independent Continuing Standard Pacific Directors;

•	the Nominating and Corporate Governance Committee will be chaired by a Continuing Standard Pacific Director, and each of the Audit Committee and the Compensation Committee will be chaired by a Continuing Ryland Director; and

•	in the case of a vacancy, a Continuing Ryland Director, who meets the qualifications set forth in the applicable committee charter, will be appointed as an alternate for a committee member or chair who is a Continuing Ryland Director, and a Continuing Standard Pacific Director, who meets the qualifications set forth in the applicable committee charter, will be appointed as an alternate for a committee member or chair who is a Continuing Standard Pacific Director.

For three years following the effective time of the merger, these governance provisions may be modified, amended or repealed, and any provision or other resolution inconsistent with these governance provisions may be adopted, or such modification, amendment repeal or adoption may be recommended to the stockholders of the Surviving Corporation, only by the affirmative vote of the 75% of the Surviving Corporation’s entire board (or, if there are no Continuing Ryland Directors or Continuing Standard Pacific Directors to fill a vacancy as described above, remaining directors (even if less than a quorum) or the sole remaining director of the Surviving Corporation).

Chairman. Upon completion of the merger, Mr. Stowell will serve as executive chairman of the board of directors of the Surviving Corporation.

Executive Officers. Upon completion of the merger, Mr. Nicholson, the current president and chief executive officer of Ryland, will become the chief executive officer of the Surviving Corporation; Mr. Skelly, the current chief operating officer of Ryland, will become the chief operating officer of the Surviving Corporation; Mr. McCall, the current chief financial officer of Standard Pacific, will become the chief financial officer of the Surviving Corporation; and other persons may become executive officers of the Surviving Corporation as determined by the Surviving Corporation board of directors.

For a more complete discussion of the directors and executive officers of the Surviving Corporation, see the section entitled “The Merger Agreement—Governance Matters After the Merger” beginning on page 101.

Treatment of Stock Options and Other Stock-based Awards

Standard Pacific

The merger itself will not result in any accelerated vesting of equity awards held by Standard Pacific’s directors, executive officers or other employees. Each of Standard Pacific’s executive officers is party to a severance and change in control protection agreement, which provides, among other things, that equity awards held by such executive officer will vest if the executive officer’s employment is terminated without “cause” or if the executive officer resigns for “good reason” (each, as defined in such agreements) within a certain period of time following the merger (which will constitute a “change in control” under such agreements).

Upon completion of the merger, all outstanding equity-based awards under Standard Pacific’s equity plans will remain outstanding and subject to the terms of such plans and the applicable individual award agreements.

For a more complete discussion of the treatment of Standard Pacific equity awards, see the section entitled “The Merger Agreement—Treatment of Standard Pacific Options and Equity Awards” beginning on page 92.

Ryland

Pursuant to Ryland’s equity plans and individual award agreements, immediately prior to completion of the merger, all Ryland equity awards will accelerate and fully vest, other than the 2015 restricted stock unit awards and 2015 LTIP awards held by Mr. Nicholson and Mr. Skelly, as described below. Restricted stock units and performance share awards granted under the LTIPs that vest in connection with the merger will be settled in shares of Ryland common stock immediately prior to completion of the merger and will be treated like all other outstanding shares of Ryland common stock at the time of the merger. Any cash dividend equivalents accrued in respect of restricted stock units that vest in connection with the merger will be settled in cash immediately prior to completion of the merger.

Pursuant to the Merger Agreement and applicable award agreements, upon completion of the merger, each option to purchase shares of Ryland common stock granted under any of the Ryland equity plans will be converted into an option to acquire shares of Surviving Corporation common stock on the same terms and conditions (including any vesting or forfeiture provisions or repurchase rights, but taking into account any acceleration thereof pursuant to the existing terms of the relevant Ryland equity plans or applicable option agreement thereunder by reason of the transactions contemplated hereby) as were applicable under such option as of immediately prior to the merger. The number of shares of Surviving Corporation common stock underlying each converted Ryland option will be determined by multiplying the number of shares of Ryland common stock subject to such option immediately prior to the completion of the merger by the exchange ratio, and rounding down to the nearest whole share. The exercise price per share of each converted option will be determined by dividing the per share exercise price of such stock option by the exchange ratio, and rounding up to the nearest whole cent.

Mr. Nicholson and Mr. Skelly have agreed that the vesting of their 2015 LTIP awards and their 2015 grant of restricted stock units will not accelerate immediately prior to completion of the merger. Pursuant to the merger agreement and applicable award agreements, upon completion of the merger, these restricted stock units and LTIP awards will be converted into rights to receive shares of Surviving Corporation common stock, on the same terms and conditions (subject to certain modifications, as discussed in the section entitled “The Merger—Interests of Ryland Directors and Executive Officers in the Merger” beginning on page 84) as were applicable under such awards as of immediately prior to the merger. The number of shares of Surviving Corporation common stock underlying each converted Ryland award will be determined by multiplying the number of shares of Ryland common stock subject to such award immediately prior to the completion of the merger by the exchange ratio, and rounding down to the nearest whole share.

For a more complete discussion of the treatment of Ryland equity awards, see the section entitled “The Merger Agreement—Treatment of Ryland Options and Equity Awards” beginning on page 103.

Regulatory Clearances Required for the Merger

To complete the merger, no filings with or authorizations, approvals or consents from federal and state antitrust authorities are required. For a more complete discussion of regulatory matters relating to the merger, see the section entitled “The Merger—Regulatory Clearances Required for the Merger” on beginning on page 91.

Amended and Restated Certificate of Incorporation of the Surviving Corporation

The Standard Pacific board of directors has approved, subject to the completion of the merger, the amended and restated certificate of incorporation for the Surviving Corporation. The form of amended and restated certificate of incorporation is included in this joint proxy statement/prospectus as Annex D.

For more information regarding the amended and restated certificate of incorporation of the Surviving Corporation, see the section entitled “The Merger—Amended and Restated Certificate of Incorporation of the Surviving Corporation” beginning on page 80.

Amended and Restated Bylaws of the Surviving Corporation

The Standard Pacific board of directors has approved, subject to the completion of the merger, the amended and restated bylaws for the Surviving Corporation. The form of amended and restated bylaws is included in this joint proxy statement/prospectus as Annex E. For more information regarding the amended and restated bylaws of the Surviving Corporation, see the section entitled “The Merger—Amended and Restated Bylaws of the Surviving Corporation” beginning on page 81.

Expected Timing of the Merger

Standard Pacific and Ryland currently expect the closing of the merger to occur in the early fall of 2015. However, the merger is subject to the satisfaction or waiver of certain conditions as described in the merger agreement, and it is possible that factors outside the control of Standard Pacific and Ryland could result in the merger being completed at a later time or not at all.

Conditions to Completion of the Merger

A number of conditions must be satisfied or waived, before the merger can be completed. These include, among others:

•	adoption of the merger agreement by at least a majority of the outstanding shares of Standard Pacific entitled to vote thereon;

•	adoption of the merger agreement and approval of the merger by at least a majority of the outstanding shares of Ryland entitled to vote thereon;

•	absence of any law or injunction prohibiting the consummation of the merger;

•	authorization and listing on the NYSE of the shares of Surviving Corporation common stock to be issued to Ryland stockholders pursuant to the merger, subject to official notice of issuance;

•	effectiveness of the registration statement of which this joint proxy statement/prospectus is a part and the absence of a stop order or proceedings threatened or initiated by the SEC for that purpose;

•	effectiveness of an amended stockholders agreement, each employment agreement and a conversion notice pursuant to the merger agreement;

•	the accuracy in all material respects, both when made and as of the closing, of the representations and warranties relating to organization, standing and power, capital stock, authority, rights plans and brokers;

•	the accuracy, both when made and as of the closing, of the remaining representations and warranties, except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

•	the prior performance by the other party, in all material respects, of all of its obligations under the merger agreement;

•	the absence of any change or event that, individually or in the aggregate, has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the other party;

•	the receipt of an officer’s certificate from the other party certifying as to the preceding four conditions; and

•	the receipt of a copy of a tax opinion from each party’s tax counsel.

For more information regarding conditions to the completion of the merger and a complete list of such conditions, see the section entitled “The Merger Agreement—Conditions to the Completion of the Merger” beginning on page 104.

No Solicitation of Alternative Proposals

The merger agreement precludes Standard Pacific and Ryland from soliciting or engaging in discussions or negotiations with a third party with respect to a proposal for a competing transaction, including the acquisition of a significant interest in Standard Pacific’s or Ryland’s common stock or assets. However, if Standard Pacific or Ryland receives an unsolicited proposal from a third party for a competing transaction that the Standard Pacific or Ryland board of directors, as applicable, among other things, determines in good faith (after consultation with its legal and financial advisors) (i) is reasonably likely to lead to a proposal that is superior to the merger and (ii) the failure to enter discussions regarding such proposal would be a breach of its fiduciary obligations under applicable law, Standard Pacific or Ryland, as applicable, may furnish non-public information to and enter into discussions with, and only with, that third party regarding such competing transaction.

For more information regarding the limitations on Standard Pacific and Ryland and their boards to consider other proposals, see the section entitled “The Merger Agreement—No Solicitation of Alternative Proposals” beginning on page 99.

Termination of the Merger Agreement

Standard Pacific and Ryland may mutually agree to terminate the merger agreement at any time. Either company may also terminate the merger agreement if: the merger is not consummated by December 31, 2015;

the merger is enjoined; either party has not obtained stockholder approval for the merger; if the other party’s board of directors (A) withdraws the recommendation of advisability of the merger or recommends the approval of any acquisition proposal with respect to another party, (B) fails to publicly recommend against a tender or exchange offer, (C) fails to publicly reaffirm its recommendation of the merger within 10 business days after the date of any acquisition proposal with respect to a third party or any material modification thereto is first commenced, publicly announced, distributed or disseminated, (D) breaches its no-shop covenant, or (E) formally resolves or publicly authorizes or proposes to take any of the foregoing actions; or if the other party breaches its representations, warranties and covenants in any material respect, subject to the breaching party’s ability to cure such breach within a prescribed time period. See the section entitled “The Merger Agreement—Termination of the Merger Agreement” for a discussion of these and other rights of each of Standard Pacific and Ryland to terminate the merger agreement.

Termination Fees and Expenses

Generally, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement will be paid by the party incurring those expenses, subject to the specific exceptions discussed in this joint proxy statement/prospectus where Standard Pacific, as the case may be, may be required to pay a termination fee of $125 million and where Ryland, as the case may be, may be required to pay a termination fee of $75 million. See the section entitled “The Merger Agreement—Termination Fees and Expenses” for a discussion of the circumstances under which such termination fee will be required to be paid.

Accounting Treatment of the Merger

Standard Pacific and Ryland each prepare their respective financial statements in accordance with accounting principles generally accepted in the United States of America, which is referred to as GAAP. The merger will be accounted for using the acquisition method of accounting. Standard Pacific will be treated as the acquirer for accounting purposes.

For more information regarding the accounting treatment of the transaction see the section entitled “Accounting Treatment” beginning on page 115.

The Voting Agreement

On June 14, 2015, Ryland and MatlinPatterson, entered into a voting agreement (the “Voting Agreement”), pursuant to which MatlinPatterson agreed, among other things, to vote the capital stock of Standard Pacific held by it in favor of the merger agreement and the transactions contemplated thereby. MatlinPatterson owns shares of Standard Pacific capital stock with 49% of the total voting power of Standard Pacific’s capital stock. For more information regarding the Voting Agreement see the section entitled “The Voting Agreement” beginning on page 109.

The Stockholders Agreement

On June 14, 2015, MatlinPatterson and Standard Pacific entered into an Amended and Restated Stockholders Agreement, which will become effective at the effective time of the merger. For more information regarding the Amended and Restated Stockholders Agreement see the section entitled “The Stockholders Agreement” beginning on page 110.

No Appraisal Rights

Neither Standard Pacific nor Ryland stockholders will have any appraisal or dissenters’ rights as a result of the merger.

Comparison of Stockholder Rights

Ryland stockholders receiving merger consideration will have different rights once they become stockholders of the Surviving Corporation due to differences between the governing corporate documents of Ryland, Standard Pacific and the proposed governing corporate documents of the Surviving Corporation. For more information regarding the comparison of stockholder rights see the section entitled “Comparison of Rights of Stockholders” beginning on page 139.

Listing of Shares of Surviving Corporation Common Stock; Delisting and Deregistration of Shares of Ryland Common Stock

It is a condition to the completion of the merger that the shares of Surviving Corporation common stock to be issued to Ryland stockholders pursuant to the merger be authorized for listing on the NYSE at the effective time of the merger. Upon completion of the merger, shares of Ryland common stock currently listed on the NYSE will cease to be listed on the NYSE and will be subsequently deregistered under the Exchange Act. For more information regarding the listing of shares of Surviving Corporation common stock and the delisted and deregistration of share of Ryland common stock see the section entitled “The Merger—NYSE Listing of Surviving Corporation Common Stock” beginning on page 93 and “The Merger—Delisting and Deregistration of Ryland Stock” beginning on page 93.

The Standard Pacific Special Meeting

The special meeting of Standard Pacific stockholders will be held at 15360 Barranca Parkway, Irvine, California 92618 on September 28, 2015, at 10:30 a.m., local time. The special meeting of Standard Pacific stockholders is being held to consider and vote on:

•	the proposal to adopt the merger agreement, a copy of which is included as Annex A to the joint proxy statement/prospectus, which is conditioned on the adoption and/or approval of the issuance of shares of Surviving Corporation common stock, all of the proposals relating to the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to approve the issuance of shares of Surviving Corporation common stock to Ryland stockholders pursuant to the merger as contemplated by the merger agreement, which is conditioned on the adoption and/or approval of the merger agreement, all of the proposals relating to the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation, a copy of which is included as Annex D to the joint proxy statement/prospectus, to, among other things, effect a 1-for-5 reverse stock split, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to allow for a special meeting of stockholders to be called upon the written request of one or more stockholders representing at least a majority of the voting stock entitled to vote on the matter or matters to be brought before the proposed special meeting, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to allow for stockholder action by unanimous written consent, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to provide exclusive forum for certain legal proceedings in Delaware, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated bylaws, a copy of which is included as Annex E to the joint proxy statement/prospectus, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock and all of the proposals relating to the Surviving Corporation’s amended and restated certificate of incorporation;

•	the proposal to approve, on an advisory (non-binding) basis, specified compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger with Ryland, as described in the joint proxy statement/prospectus; and

•	the proposal to adjourn the Standard Pacific special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals.

Only holders of record of Standard Pacific capital stock at the close of business on August 12, 2015, the record date for the Standard Pacific special meeting, are entitled to receive notice of, and to vote at, the Standard Pacific special meeting or any adjournments or postponements thereof. At the close of business on the record date, 276,618,805 shares of Standard Pacific common stock and 267,829 shares of Standard Pacific Series B Preferred Stock (which would be convertible into a maximum of 87,812,786 shares of common stock) were issued and outstanding. In giving effect to the maximum vote of the Series B Preferred Stock at the close of business of the record date, directors and executive officers of Standard Pacific and their affiliates (other than MatlinPatterson) were entitled to vote 2,607,469 shares of Standard Pacific common stock, approximately 0.9% of the shares of Standard Pacific common stock outstanding on that date. MatlinPatterson owns 126,400,000 shares of Standard Pacific common stock and all of the outstanding shares of Series B Preferred Stock, collectively representing 49% of the total voting power of Standard Pacific’s capital stock. Pursuant to the Voting Agreement, MatlinPatterson has agreed to vote all capital stock held by it in favor of the merger. Standard Pacific currently expects that its directors and executive officers will vote their shares in favor of each of the proposals, although none of them has entered into any agreement obligating them to do so.

The proposal to adopt the merger agreement and the proposals to adopt the Surviving Corporation’s amended and restated certificate of incorporation require the affirmative vote of holders of a majority of the voting power of the Standard Pacific capital stock entitled to vote. The proposal to issue shares of Surviving Corporation common stock to Ryland stockholders, the proposal to adopt the Surviving Corporation’s amended and restated bylaws and the proposal to approve, on an advisory (non-binding) basis, specified compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger with Ryland require the affirmative vote of holders of a majority of the voting power of the Standard Pacific capital stock present in person or represented by proxy at the Standard Pacific special meeting and entitled to vote. If necessary or appropriate to solicit additional proxies if there are not sufficient votes to approve the proposals, the holders of a majority of the shares entitled to vote and present in person or represented by proxy, whether or not a quorum is present, may adjourn the meeting to another time or place without further notice unless the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, in which case a notice of the adjourned meeting will be given to each stockholder or record entitled to vote at the meeting.

The Ryland Special Meeting

The special meeting of Ryland stockholders is scheduled to be held at 3011 Townsgate Road, Suite 200, Westlake Village, California 91361 on September 28, 2015 at 10:30 a.m., local time. The special meeting of Ryland’s stockholders is being held in order to consider and vote on:

•	the proposal to adopt the merger agreement and approve the merger, a copy of which is included as Annex A to the joint proxy statement/prospectus, which is conditioned on the adoption of the Surviving Corporation’s amended and restated certificate of incorporate and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation, a copy of which is included as Annex D to the joint proxy statement/prospectus, which is conditioned on the adoption and/or approval of the merger agreement and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated bylaws, a copy of which is included in Annex E to the joint proxy statement/prospectus, which is conditioned on the adoption and/or approval of the merger agreement and the Surviving Corporation’s amended and restated certificate of incorporation;

•	the proposal to approve, on an advisory (non-binding) basis, specified compensatory arrangements between Ryland and its named executive officers relating to the proposed merger with Standard Pacific, as described in the joint proxy statement/prospectus; and

•	the proposal to adjourn the Ryland special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposal.

Only holders of record of Ryland common stock at the close of business on August 12, 2015, the record date for the Ryland special meeting, are entitled to receive notice of, and to vote at, the Ryland special meeting or any adjournments or postponements thereof. At the close of business on the record date, 46,851,577 shares of Ryland common stock were issued and outstanding, approximately 2.54% of which were owned and entitled to be voted by Ryland directors and executive officers and their affiliates. Ryland currently expects that its directors and executive officers will vote their shares in favor of the proposals, although none of them has entered into any agreement obligating them to do so.

You may cast one vote for each share of Ryland common stock you own. The proposal to adopt the merger agreement and approve the merger requires the affirmative vote of holders of a majority of shares of Ryland common stock outstanding and entitled to vote on the proposal. The proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation and the proposal to adopt the Surviving Corporation’s amended and restated bylaws both require the affirmative vote of a majority of the total number of outstanding shares of Ryland common stock entitled to vote on the proposal. The proposal to approve, on an advisory (non-binding) basis, specified compensatory arrangements between Ryland and its named executive officers relating to the proposed merger with Standard Pacific requires the affirmative vote of a majority of the votes cast in person or represented by proxy, although such vote will not be binding on Ryland or its board of directors or any of its committees. The Ryland stockholders present at the Ryland special meeting, in person or represented by proxy, whether or not a quorum is present, may adjourn the meeting to another time or place without further notice other than by announcement by a majority of the votes cast.

Summary Historical Consolidated Financial Data

Summary Consolidated Financial Data of Standard Pacific

The following statement of operations data for the years ended December 31, 2014, 2013 and 2012 and the balance sheet data as of December 31, 2014 and 2013 have been derived from the audited consolidated financial statements of Standard Pacific contained in its Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated into this document by reference. The statement of operations data for the years ended December 31, 2011 and 2010, and the balance sheet data as of December 31, 2012, 2011 and 2010 have been derived from the audited consolidated financial statements of Standard Pacific for such periods, which have not been incorporated into this document by reference.

The summary selected historical financial data as of and for the six months ended June 30, 2015 and 2014 have been derived from the unaudited interim consolidated financial statements of Standard Pacific contained in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, which are incorporated into this document by reference. These financial statements are unaudited, but, in the opinion of Standard Pacific’s management, contain all adjustments necessary to present fairly Standard Pacific’s financial position and results of operations for the periods indicated.

Historical results are not necessarily indicative of the results that may be expected for any future period. This selected consolidated financial data should be read in conjunction with Standard Pacific’s Annual Report on Form 10-K for the year ended December 31, 2014 and Standard Pacific’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015. See the section entitled “Where You Can Find More Information” beginning on page 186.

	Six Months Ended June 30,		Year Ended December 31,
	2015	2014	2014	2013	2012	2011	2010
	(Dollars in thousands, except per share amounts)
Statement of Operations Data:
Revenues:
Homebuilding	$1,169,910	$1,052,685	$2,411,178	$1,914,609	$1,236,958	$882,993	$912,418
Financial services	11,635	11,096	24,119	24,910	21,300	10,907	12,456

Total revenues	$1,181,545	$1,063,781	$2,435,297	$1,939,519	$1,258,258	$893,900	$924,874

Pretax income (loss):
Homebuilding (1)	$133,992	$149,190	$340,121	$246,269	$67,645	$(18,156)	$(14,001)
Financial Services	4,026	4,271	9,843	11,429	10,542	1,683	1,720

Pretax income (loss)	$138,018	$153,461	$349,964	$257,698	$78,187	$(16,473)	$(12,281)

Net income (loss) (2)	$88,803	$94,622	$215,865	$188,715	$531,421	$(16,417)	$(11,724)

Income (loss) per common share (as previously reported):
Basic	$0.24	$0.26	$0.59	$0.52	$1.52	$(0.05)	$(0.05)
Diluted	$0.22	$0.23	$0.54	$0.47	$1.44	$(0.05)	$(0.05)

Income (loss) per common share as adjusted (3)
Basic	$1.22	$1.29	$2.94	$2.59	$7.59	$(0.24)	$(0.23)
Diluted	$1.12	$1.17	$2.68	$2.36	$7.21	$(0.24)	$(0.23)

Balance Sheet Data:
Total assets	$4,319,892	$3,728,164	$4,174,420	$3,662,105	$3,113,074	$2,200,383	$2,133,123
Homebuilding debt	$2,169,038	$1,834,837	$2,136,082	$1,839,595	$1,542,018	$1,324,948	$1,320,254
Financial services debt	$90,341	$66,579	$89,413	$100,867	$92,159	$46,808	$30,344

(1)	Homebuilding pretax income (loss) for 2011 and 2010 includes pretax impairment charges totaling $13.2 million and $2.3 million, respectively.
(2)	Net income for 2012 includes a $454 million income tax benefit resulting from the reversal of a portion of the deferred tax asset valuation allowance.
(3)	Income (loss) per share on a pro forma basis to reflect the effect of the reverse stock split.

Summary Consolidated Financial Data of Ryland

The following statement of operations data for the years ended December 31, 2014, 2013 and 2012 and the balance sheet data as of December 31, 2014 and 2013 have been derived from the audited consolidated financial statements of Ryland contained in its Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated into this document by reference. The statement of operations data for the years ended December 31, 2011 and 2010, and the balance sheet data as of December 31, 2012, 2011 and 2010 have been derived from the audited consolidated financial statements of Ryland for such periods, which have not been incorporated into this document by reference.

The summary selected historical financial data as of and for the six months ended June 30, 2015 and 2014 have been derived from the unaudited interim consolidated financial statements of Ryland contained in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, which are incorporated into this document by reference. These financial statements are unaudited, but, in the opinion of Ryland’s management, contain all adjustments necessary to present fairly Ryland’s financial position and results of operations for the periods indicated.

Historical results are not necessarily indicative of the results that may be expected for any future period. This selected consolidated financial data should be read in conjunction with Ryland’s Annual Report on Form 10-K for the year ended December 31, 2014, and Ryland’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015. See the section entitled “Where You Can Find More Information” beginning on page 186.

	Six Months Ended June 30,		Year Ended December 31,
	2015	2014	2014	2013	2012	2011	2010
	(Dollars in thousands, except per share amounts)
Statement of Operations Data:
Revenues:
Homebuilding	$1,142,045	$1,047,729	$2,569,901	$2,089,375	$1,270,847	$862,604	$969,818
Financial services	28,989	19,343	45,168	51,380	37,619	26,927	31,007

Total revenues	$1,171,034	$1,067,072	$2,615,069	$2,140,755	$1,308,466	$889,531	$1,000,825

Pretax income (loss) from continuing operations (1)	$107,885	$90,373	$284,464	$195,691	$43,967	$(32,732)	$(80,497)
Net income (loss) from continuing operations (2)	$69,059	$55,569	$175,799	$379,099	$42,382	$(29,867)	$(80,692)

Net income (loss) from continuing operations per common share:
Basic	$1.48	$1.19	$3.77	$8.22	$0.93	$(0.67)	$(1.83)
Diluted	$1.22	$0.99	$3.09	$6.79	$0.88	$(0.67)	$(1.83)

Dividends Declared Per Share	$0.06	$0.06	$0.12	$0.12	$0.12	$0.12	$0.12

Balance Sheet Data:
Total Assets	$3,021,746	$2,852,566	$3,052,089	$2,780,342	$1,933,919	$1,579,144	$1,652,703
Debt and financial services credit facilities	$1,418,560	$1,456,473	$1,532,468	$1,470,392	$1,134,468	$873,760	$879,789

(1)	Pretax income (loss) from continuing operations for 2012, 2011 and 2010 includes inventory, joint venture and other valuation adjustments and write-offs totaling $6.3 million, $17.3 million and $41.9 million, respectively.
(2)	Net income from continuing operations for 2013 includes a $258.9 million income tax benefit resulting from the reversal of the deferred tax asset valuation allowance.

Summary Unaudited Pro Forma Condensed Combined Financial Data of Standard Pacific and Ryland

The following table presents selected unaudited pro forma combined financial information about the Surviving Corporation’s consolidated balance sheet and statements of operations, after giving effect to the merger of Standard Pacific with Ryland. The information under “Statement of Operations Data” in the table below gives effect to the merger as if it had been consummated on January 1, 2014, the beginning of the earliest period presented. The information under “Balance Sheet Data” in the table below assumes the merger had been consummated on June 30, 2015. This unaudited pro forma combined financial information was prepared using the acquisition method of accounting with Standard Pacific considered the acquirer of Ryland. See “Accounting Treatment” beginning on page 115.

In addition, the unaudited pro forma combined financial information includes adjustments that are preliminary and may be revised. There can be no assurance that such revisions will not result in material changes. The unaudited pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company.

The information presented below should be read in conjunction with the historical consolidated financial statements of Standard Pacific and Ryland, including the related notes, filed by each of them with the SEC, and incorporated by reference in this registration statement and with the pro forma condensed combined financial statements of Standard Pacific and Ryland, including the related notes, appearing elsewhere in this document. See “Where You Can Find More Information” beginning on page 186 and “Standard Pacific and Ryland Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 116. The unaudited pro forma condensed combined financial data are presented for illustrative purposes only, and are not necessarily indicative of results that actually would have occurred or that may occur in the future had the merger been completed on the dates indicated. Accordingly this information should not be relied upon for purposes of making any investment or other decisions.

	Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
	(Dollars in thousands, except per share amounts)
Statement of Operations Data:
Revenues:
Homebuilding	$2,311,955	$4,981,079
Financial Services	40,624	69,287

Total revenues	$2,352,579	$5,050,366

Pretax income:
Homebuilding	226,081	595,849
Financial Services	17,925	17,290

Total pretax income	$244,006	$613,139

Net income	$156,686	$378,465

Income per common share (pro forma for reverse stock split):
Basic	$1.30	$3.12
Diluted	$1.14	$2.73
Balance Sheet Data:
Total assets	$8,501,955
Homebuilding debt	$3,636,998
Financial services debt	$212,948

Unaudited Comparative Per Share Data

Presented below are Standard Pacific’s and Ryland’s historical per share data for the six months ended June 30, 2015 and the year ended December 31, 2014 and unaudited pro forma combined per share data for the six months ended June 30, 2015 and the year ended December 31, 2014. This information should be read together with the consolidated financial statements and related notes of Standard Pacific and Ryland that are incorporated by reference in this document and with the unaudited pro forma combined financial data included under “Standard Pacific and Ryland Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 116. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been completed as of the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company. The historical book value per share is computed by dividing total stockholders’ equity (deficit) by the number of shares of common stock outstanding at the end of the period. The pro forma income (loss) per share of the combined company is computed by dividing the pro forma income (loss) by the pro forma weighted average number of shares outstanding. The pro forma book value per share of the combined company is computed by dividing total pro forma stockholders’ equity by the pro forma number of shares of common stock outstanding at the end of the period.

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Standard Pacific—Historical (a)
Earnings (loss) per share:
Basic	$1.22	$2.94
Diluted	$1.12	$2.68
Book value per share of common stock	$24.08	$23.10
Dividends declared per share of common stock	$—	$—
	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Ryland—Historical
Earnings (loss) per share:
Basic	$1.48	$3.77
Diluted	$1.22	$3.09
Book value per share of common stock	$24.92	$23.43
Dividends declared per share of common stock	$0.06	$0.12
	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Surviving Corporation unaudited pro forma combined amounts
Earnings (loss) per share:
Basic	$1.30	$3.12
Diluted	$1.14	$2.73
Pro forma book value per share of common stock	$32.31	—
	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Ryland unaudited pro forma equivalent per share data (b)
Earnings (loss) per share:
Basic	$1.32	$3.18
Diluted	$1.16	$2.78
Pro forma book value per share of common stock	$32.93	—

(a)	Standard Pacific historical income per share on a pro forma basis to reflect the effect of the reverse stock split.
(b)	The Ryland unaudited pro forma equivalent per share financial information is computed by multiplying the Standard Pacific unaudited pro forma combined amounts by the exchange ratio (1.0191 shares of Standard Pacific common stock for each share of Ryland common stock) so that the per share amounts are equated to the respective values for one share of Ryland common stock.

RISK FACTORS

In addition to the other information included or incorporated by reference in this joint proxy statement/prospectus, including the matters addressed in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 34, you should carefully consider the following risks before deciding how to vote. In addition, you should read and consider the risks associated with each of the businesses of Ryland and Standard Pacific because the risks will also affect the Surviving Corporation. These risks can be found in the Annual Reports on Form 10-K for the fiscal year ended December 31, 2014 and any amendments thereto, for each of Ryland and Standard Pacific, as such risks may be updated or supplemented in each company’s subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which are incorporated by reference into this joint proxy statement/prospectus. You should also read and consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference in this joint proxy statement/prospectus. See the section entitled “Where You Can Find More Information” beginning on page 186.

Risk Factors Relating to the Merger

Standard Pacific and Ryland will be subject to various uncertainties and contractual restrictions, including the risk of litigation, while the merger is pending that may cause disruption from the transaction and may make it more difficult to maintain relationships with employees, suppliers or customers.

Uncertainty about the effect of the merger on employees, suppliers and customers may have an adverse effect on Standard Pacific and Ryland. Although Standard Pacific and Ryland intend to take steps designed to reduce any adverse effects, these uncertainties may impair Standard Pacific’s and Ryland’s ability to attract, retain and motivate key personnel until the merger is completed and for a period of time thereafter, and could cause customers, suppliers and others that deal with Standard Pacific and Ryland to seek to change existing business relationships with Standard Pacific and Ryland.

Employee retention and recruitment may be particularly challenging prior to the completion of the merger, as employees and prospective employees may experience uncertainty about their future roles with the Surviving Corporation. If, despite Standard Pacific’s and Ryland’s retention and recruiting efforts, key employees depart or prospective key employees fail to accept employment with either company because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the Surviving Corporation, Standard Pacific’s and Ryland’s financial results could be adversely affected. Furthermore, the Surviving Corporation’s operational and financial performance following the merger could be adversely affected if it is unable to retain key employees and skilled workers of Standard Pacific or Ryland. The loss of the services of key employees and skilled workers and their experience and knowledge regarding Standard Pacific’s or Ryland’s businesses could adversely affect the Surviving Corporation’s future operating results and its successful ongoing operation of the business.

The pursuit of the merger and the preparation for the integration may place a significant burden on management and internal resources. The diversion of management attention away from day-to-day business concerns and any difficulties encountered in the transition and integration process could adversely affect Standard Pacific’s and Ryland’s financial results.

In addition, the merger agreement restricts each company, without the other’s consent, from making certain acquisitions and taking other specified actions until the merger occurs or the merger agreement terminates. These restrictions may prevent Standard Pacific or Ryland from pursuing otherwise attractive business opportunities and making other changes to their respective businesses prior to completion of the merger or termination of the merger agreement. See the section entitled “The Merger Agreement—Conduct of Business” beginning on page 97.

Several law firms recently announced that they are investigating whether the Ryland board of directors breached its fiduciary duties before agreeing to the merger, and whether the Ryland stockholders are receiving adequate consideration for their shares. The Ryland board of directors believes that it fulfilled its fiduciary duties and acted in the best interests of Ryland stockholders by entering into the merger agreement, and therefore that the investigations are without merit. No lawsuit or other proceeding has been initiated at this time. However, if a lawsuit is initiated or there is an adverse judgment in any lawsuit following such investigations, such actions could delay or prevent the merger from becoming effective.

The Surviving Corporation may be unable to integrate successfully and many of the anticipated benefits of combining Standard Pacific and Ryland may not be realized.

Standard Pacific and Ryland entered into the merger agreement with the expectation that the merger will result in various benefits, including, among other things, operating efficiencies. Achieving the anticipated benefits of the merger is subject to a number of uncertainties, including whether the businesses of Standard Pacific and Ryland can be integrated in an efficient and effective manner.

It is possible that the integration process could take longer than anticipated and could result in the loss of valuable employees, the disruption of each company’s ongoing businesses, processes and systems or inconsistencies in standards, controls, procedures, practices, policies and compensation arrangements, any of which could adversely affect the Surviving Corporation’s ability to achieve the anticipated benefits of the merger. The Surviving Corporation’s results of operations could also be adversely affected by any issues attributable to either company’s operations that arise or are based on events or actions that occur prior to the closing of the merger. The companies may have difficulty addressing possible differences in corporate cultures and management philosophies. The integration process is subject to a number of uncertainties, and no assurance can be given that the anticipated benefits will be realized or, if realized, the timing of their realization. Failure to achieve these anticipated benefits could result in increased costs or decreases in the amount of expected net income and could adversely affect the Surviving Corporation’s future business, financial condition, operating results and prospects.

Completion of the transactions may trigger assignment, change of control or other provisions in certain agreements to which Ryland is a party.

The completion of the transactions may trigger assignment, change of control or other provisions in certain agreements to which Ryland is a party. If Standard Pacific and Ryland are unable to negotiate waivers of those provisions, the counterparties may exercise their rights and remedies under the agreements, potentially terminating the agreements or seeking monetary damages. Even if Standard Pacific and Ryland are able to negotiate waivers, the counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to Ryland or the Surviving Corporation.

Failure to complete the merger could negatively impact the stock prices and the future business and financial results of Standard Pacific and Ryland.

If the merger is not completed, the ongoing businesses of Standard Pacific and/or Ryland may be adversely affected, and Standard Pacific and Ryland will be subject to several risks, including the following:

•	being required to pay a termination fee under certain circumstances provided in the merger agreement;

•	having to pay certain costs relating to the merger, such as legal, accounting, financial advisor and printing fees;

•	the stock prices of Standard Pacific common stock and Ryland common stock could decline to the extent that the current market prices reflect a market assumption that the merger will be completed; and

•	having had the focus of each companies’ management on the merger instead of on pursuing other opportunities that could have been beneficial to the companies.

If the merger is not completed, Ryland and Standard Pacific cannot assure their stockholders that these risks will not materialize and will not materially adversely affect the business, financial results and stock prices of Ryland or Standard Pacific.

The pro forma financial statements included in this joint proxy statement/prospectus are presented for illustrative purposes only and may not be an indication of the Surviving Corporation’s financial condition or results of operations following the merger.

The pro forma financial statements contained in this joint proxy statement/prospectus are presented for illustrative purposes only, are based on various adjustments, assumptions and preliminary estimates and may not be an indication of the Surviving Corporation’s financial condition or results of operations following the merger for several reasons. See the section entitled “Standard Pacific and Ryland Unaudited Pro Forma Condensed Combined Financial Statements,” beginning on page 116. The actual financial condition and results of operations of the Surviving Corporation following the merger may not be consistent with, or evident from, these pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the Surviving Corporation’s financial condition or results of operations following the merger. Any potential decline in the Surviving Corporation’s financial condition or results of operations may cause significant variations in the share price of the Surviving Corporation.

The exchange ratio is fixed and will not be adjusted in the event of any change in either Standard Pacific or Ryland’s stock price.

Upon closing of the merger, each share of Ryland common stock will be converted into the right to receive 1.0191 shares of Surviving Corporation common stock. This exchange ratio will not be adjusted for changes in the market price of either Standard Pacific common stock or Ryland common stock between the date of signing the merger agreement and completion of the merger. Changes in the price of Standard Pacific common stock prior to the merger will affect the value of Surviving Corporation common stock that Ryland common stockholders will receive on the date of the merger. The exchange ratio will be adjusted appropriately to fully reflect the effect of any stock dividend, subdivision, reorganization, reclassification, recapitalization, stock split, reverse stock split (other than the reverse stock split of Standard Pacific common stock at the effective time of the merger, which is already reflected in the exchange ratio), combination, exchange of shares or other similar event with respect to the shares of either Standard Pacific common stock or Ryland common stock prior to the closing of the merger.

The prices of Standard Pacific common stock and Ryland common stock at the closing of the merger may vary from their prices on the date the merger agreement was executed, on the date of this joint proxy statement/prospectus and on the date of each stockholder meeting. As a result, the value represented by the exchange ratio will also vary. For example, based on the range of closing prices of Standard Pacific common stock during the period from June 12, 2015, the last trading day before public announcement of the merger, through August 25, 2015, the latest practicable trading date before the date of this joint proxy statement/prospectus, the exchange ratio represented a value ranging from a high of $47.39 to a low of $41.38 for each share of Ryland common stock.

These variations could result from changes in the business, operations or prospects of Standard Pacific or Ryland prior to or following the merger, regulatory considerations, general market and economic conditions and other factors both within and beyond the control of Standard Pacific or Ryland. The merger may be completed a considerable period after the date of both the Standard Pacific special meeting and the Ryland special meeting. Therefore, at the time of the special stockholders meetings, Ryland stockholders will not know with certainty the value of the shares of Surviving Corporation common stock that they will receive upon completion of the merger.

Any delay in completing the merger may reduce or eliminate the benefits expected to be achieved thereunder.

The merger is subject to a number of conditions beyond Standard Pacific’s and Ryland’s control that may prevent, delay or otherwise materially adversely affect its completion. Standard Pacific and Ryland cannot predict whether and when these conditions will be satisfied. Any delay in completing the merger could cause the Surviving Corporation not to realize some or all of the synergies that Standard Pacific and Ryland expect to achieve if the merger is successfully completed within its expected time frame. See “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 104.

Standard Pacific’s and Ryland’s executive officers and directors have interests in the merger that may be different from, or in addition to, the interests of Standard Pacific and Ryland stockholders generally.

Standard Pacific’s and Ryland’s executive officers and directors have interests in the merger that may be different from, or in addition to, the interests of Standard Pacific and Ryland stockholders generally. Standard Pacific’s executive officers and Ryland’s executive officers negotiated the terms of the merger agreement. The executive officers of Standard Pacific and Ryland have arrangements with Standard Pacific or Ryland, as applicable, that provide for severance benefits if their employment is terminated under certain circumstances following the completion of the merger. In addition, certain of Ryland’s compensation and benefit plans and arrangements provide for payment or accelerated vesting or distribution of certain rights or benefits upon completion of the merger. Executive officers and directors also have rights to indemnification and directors’ and officers’ liability insurance that will survive completion of the merger.

The following are estimated aggregate amounts of compensation that each executive officer could receive that is based on or otherwise related to the merger. These amounts have been calculated assuming the merger was consummated on June 15, 2015, and, where applicable, assuming that each executive officer’s employment was terminated without “cause” or that each executive officer resigned for “good reason” on June 15, 2015: Scott D. Stowell, $20,264,791; Jeffrey J. McCall, $7,652,727; Wendy L. Marlett, $3,319,008; John P. Babel, $2,975,995; Larry T. Nicholson, $29,379,963; Gordon A. Milne, $12,347,558; Peter G. Skelly, $9,631,518; Timothy J. Geckle, $6,657,794 and Robert J. Cunnion, III, $5,735,343. Ryland’s non-employee directors will be treated like other stockholders with respect to Ryland shares that they own or Ryland shares that are subject to vested options. Ryland’s non-employee directors do not hold any unvested equity awards. All as more fully disclosed under “The Merger—Interests of Standard Pacific Directors and Executive Officers” and under “The Merger—Interests of Ryland Directors and Executive Officers.

In addition, upon completion of the merger, Mr. Stowell will step down as Standard Pacific’s president and chief executive officer, and will become executive chairman of the board of directors of the Surviving Corporation. Moreover, upon completion of the merger, Mr. Nicholson, current president and chief executive officer of Ryland, will serve as the chief executive officer of the Surviving Corporation. Each of these executives has entered into an employment agreement with Standard Pacific that is contingent on the merger occurring and will become effective upon completion of the merger. Under his employment agreement, Mr. Nicholson will receive an initial annual base salary of $1 million and be eligible for an annual bonus with a target of 200% of his base salary ($2 million for the first year) and Mr. Stowell will receive an initial annual base salary of $1 million and be eligible for an annual bonus with a target of 90% of the chief executive officer of the Surviving Corporation’s target bonus ($1.8 million for the first year). Additionally, as detailed below under “Board of Directors and Management Following the Merger,” some of Standard Pacific’s and Ryland’s executive officers and members of the Standard Pacific and the Ryland boards of directors will continue to serve as officers or directors of the Surviving Corporation upon completion of the merger.

The Standard Pacific and Ryland boards of directors were aware of these interests at the time each approved the merger and the transactions contemplated by the merger agreement. These interests may cause Standard Pacific’s and Ryland’s directors and executive officers to view the merger proposal differently and more favorably than you may view it. See “The Merger—Interests of Standard Pacific Directors and Executive Officers in the Merger” and “The Merger—Interests of Ryland Directors and Executive Officers in the Merger” beginning on pages 81 and 84, respectively, for more information.

The merger agreement contains provisions that could discourage a potential competing acquirer of either Standard Pacific or Ryland.

The merger agreement contains “no shop” provisions that, subject to limited exceptions, restrict each of Standard Pacific’s and Ryland’s ability to solicit, initiate, or knowingly encourage and facilitate competing third-party proposals for the acquisition of their company’s stock or assets. Further, even if the Standard Pacific board of directors or the Ryland board of directors withdraws or qualifies its recommendation with respect to the merger, Standard Pacific or Ryland, as the case may be, will still be required to submit each of their merger-

related proposals to a vote at their special meeting. In addition, the other party generally has an opportunity to offer to modify the terms of the merger in response to any competing acquisition proposals before the board of directors of the company that has received a third-party proposal may withdraw or qualify its recommendation with respect to the merger. In some circumstances, upon termination of the merger agreement, one of the parties will be required to pay a termination fee. See “The Merger Agreement—No Solicitation of Alternative Proposals” beginning on page 99, “The Merger Agreement—Termination of the Merger Agreement” beginning on page 105 and “The Merger Agreement—Expenses and Termination Fees; Liability for Breach” beginning on page 106.

These provisions could discourage a potential third-party acquirer that might have an interest in acquiring all or a significant portion of Standard Pacific or Ryland from considering or proposing that acquisition, even if it were prepared to pay consideration with a higher per share cash or market value than the market value proposed to be received or realized in the merger or might result in a potential third-party acquirer proposing to pay a lower price to the stockholders than it might otherwise have proposed to pay because of the added expense of the termination fee that may become payable in certain circumstances.

If the merger agreement is terminated and either Standard Pacific or Ryland determines to seek another business combination, it may not be able to negotiate a transaction with another party on terms comparable to, or better than, the terms of the merger.

The shares of Surviving Corporation common stock to be received by Ryland stockholders as a result of the merger will have different rights from the shares of Ryland common stock.

Upon completion of the merger, holders of shares of Ryland common stock will become holders of shares of Surviving Corporation common stock and their rights as stockholders will be governed by Delaware law and the Surviving Corporation’s amended and restated certificate of incorporation and amended and restated bylaws. The shares of Surviving Corporation common stock differ from those of Ryland in important respects and, accordingly, the results of operations of the Surviving Corporation and the market price of its shares of common stock following the merger may be affected by factors different from those currently affecting the independent results of operations of Standard Pacific and Ryland. See the section entitled “Comparison of Rights of Stockholders” beginning on page 139.

Standard Pacific and Ryland stockholders do not have dissenters’ or appraisal rights in the merger.

Dissenters’ rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. Under the General Corporation Law of the State of Delaware (the “DGCL”) and Standard Pacific’s certificate of incorporation, a stockholder may not dissent from a merger as to shares that are listed on a national securities exchange unless the stockholders receive in exchange for their shares of stock anything other than shares of stock of the Surviving Corporation or of any other company that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares, or a combination of the foregoing. Under Maryland General Corporation Law (the “MGCL”), a stockholder may not dissent from a merger as to shares that are listed on a national securities exchange. Thus, neither the Standard Pacific stockholders nor the Ryland stockholders will be entitled to dissenters’ or appraisal rights in the merger with respect to their shares of Standard Pacific capital stock or Ryland common stock, as applicable.

The fairness opinions obtained by the boards of directors of Standard Pacific and Ryland from their financial advisors will not reflect changes in circumstances between signing the merger agreement and the completion of the merger.

Neither the Standard Pacific board of directors nor the Ryland board of directors has obtained an updated fairness opinion as of the date of this joint proxy statement/prospectus from J.P. Morgan, Standard Pacific’s financial advisor, or Lazard, Ryland’s financial advisor.

Changes in the operations and prospects of Standard Pacific or Ryland, general market and economic conditions and other factors that may be beyond the control of Standard Pacific and Ryland, and on which the fairness opinions were based, may alter the value of Standard Pacific or Ryland or the prices of shares of Standard Pacific common stock or Ryland common stock by the time the merger is completed. The opinions do not speak as of the time the merger will be completed or as of any date other than the dates of such opinions. Because neither Standard Pacific nor Ryland anticipates asking its financial advisor to update their opinions, the June 14, 2015 opinions do not address the fairness of the exchange ratio, from a financial point of view, at the time the merger is completed. The opinions are included as Annexes B and C to this joint proxy statement/prospectus. For a description of the opinion that the Standard Pacific board of directors received from its financial advisor and a summary of the material financial analyses they provided to the Standard Pacific board of directors in connection with rendering such opinion, please refer to “The Merger—Opinion of Standard Pacific’s Financial Advisor” beginning on page 60. For a description of the opinion that the Ryland board of directors received from its financial advisor and a summary of the material financial analyses they provided to the Ryland board of directors in connection with rendering such opinion, please refer to “The Merger—Opinion of Ryland’s Financial Advisor” beginning on page 72. For a description of the other factors considered by the board of directors of Standard Pacific in determining to approve the merger agreement and the merger, please refer to “The Merger—Standard Pacific’s Reasons for the Merger; Recommendation of the Standard Pacific Board of Directors” beginning on page 56. For a description of the other factors considered by the board of directors of Ryland in determining to approve the merger, please refer to “The Merger—Ryland’s Reasons for the Merger; Recommendation of the Ryland Board of Directors” beginning on page 68.

Standard Pacific and Ryland may incur substantial unexpected transaction fees and merger-related costs in connection with the merger.

Standard Pacific and Ryland expect to incur a number of non-recurring expenses, totaling approximately $12.9 million, associated with completing the merger, including the costs and expenses of filing, printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the merger, and combining the operations of the two companies. These fees and costs will be substantial. Additional unanticipated costs may be incurred in the integration of the businesses of Standard Pacific and Ryland. Although it is expected that the elimination of certain duplicative costs, as well as the realization of other efficiencies related to the integration of the two businesses, will offset the incremental transaction and merger-related costs over time, this net benefit may not be achieved in the near term, or at all. Further, if the merger is not completed, Standard Pacific and Ryland would have to recognize these expenses without realizing the expected benefits of the merger.

The market price of Surviving Corporation common shares after the merger may be affected by factors different from those affecting the shares of Ryland or Standard Pacific currently.

Upon completion of the merger, holders of shares of Ryland common stock and Standard Pacific capital stock will become holders of shares of Surviving Corporation common stock. The shares of common stock of the Surviving Corporation differ from those of Ryland in important respects and, accordingly, the results of operations of the Surviving Corporation and the market price of its common shares following the merger may be affected by factors different from those currently affecting the independent results of operations of Standard Pacific and Ryland. See “Comparison of Rights of Stockholders” beginning on page 139.

If the merger does not qualify as a reorganization under Section 368(a) of the Code, Ryland and the stockholders of Ryland may be required to pay substantial U.S. federal income taxes.

It is a condition to the completion of the merger that each of Ropes & Gray LLP (“Ropes & Gray”), tax counsel to Standard Pacific, and Gibson, Dunn & Crutcher (“Gibson Dunn”), tax counsel to Ryland, will have delivered an opinion to Standard Pacific and Ryland, respectively, dated as of the closing date of the merger, to the effect that the merger will be treated for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code. These opinions will be based on certain assumptions and representations as to factual matters from Standard Pacific and Ryland, as well as certain covenants and undertakings by Standard Pacific and Ryland. If any of the assumptions, representations, covenants or undertakings is incorrect, incomplete, inaccurate or is violated in any material respect, the validity of the conclusions reached by counsel in their opinions would be jeopardized. Additionally, an opinion of counsel is not binding on the IRS or any court, so there can be no certainty that the IRS will not challenge the conclusions reflected in the opinions or that a court will not sustain such a challenge. If the Internal Revenue Service or a court determines that the merger should not be treated as a “reorganization,” a holder of Ryland common stock that is a U.S. person (as defined in the section entitled “Material U.S. Federal Income Tax Consequences” beginning on page 111) would generally recognize gain or loss upon the exchange of Ryland common stock for Standard Pacific common stock pursuant to the merger. In addition, if the merger is not treated as a “reorganization,” Ryland would recognize gain, measured generally by the excess of the fair market value of Ryland’s assets over Ryland’s adjusted tax basis in such assets. See “Material U.S. Federal Income Tax Consequences” beginning on page 111.

Holders of Standard Pacific and Ryland common stock will have a reduced ownership and voting interest after the merger and will exercise less influence over management.

Holders of Standard Pacific and Ryland common stock currently have the right to vote in the election of the board of directors and on other matters affecting Standard Pacific and Ryland, respectively. Upon the completion of the merger, each Ryland stockholder who receives shares of Surviving Corporation common stock will become a stockholder of the Surviving Corporation with a percentage ownership of the Surviving Corporation that is smaller than the stockholder’s percentage ownership of Ryland. It is currently expected that the former stockholders of Ryland as a group will receive shares in the merger constituting approximately 41% of the shares of Surviving Corporation common stock on a fully-diluted basis immediately after the merger. As a result, current stockholders of Standard Pacific as a group will own approximately 59% of the shares of Surviving Corporation common stock on a fully-diluted basis immediately after the merger. Because of this, Standard Pacific and Ryland stockholders will have less influence on the management and policies of the surviving corporation than they now have on the management and policies of Standard Pacific and Ryland, respectively.

The future results of the Surviving Corporation will suffer if the Surviving Corporation does not effectively manage its expanded operations following the completion of the merger.

Following the completion of the merger, the size of the business of the Surviving Corporation will increase significantly beyond the current size of either Standard Pacific’s or Ryland’s business. The Surviving Corporation’s future success depends, in part, upon its ability to manage this expanded business, which will pose substantial challenges for management, including challenges related to the management and monitoring of new operations and associated increased costs and complexity. There can be no assurances that the Surviving Corporation will be successful or that it will realize the expected operating efficiencies, cost savings and other benefits currently anticipated from the transactions.

Following the completion of the transactions, the Surviving Corporation may need to launch branding or rebranding initiatives that may involve substantial costs and may not be favorably received by customers.

Following completion of the transactions, the Surviving Corporation will operate under the name CalAtlantic Group, Inc. As a result, in connection with this new name, the Surviving Corporation may incur substantial costs in rebranding its products and services, and the Surviving Corporation may not be able to achieve or maintain brand name recognition or status under the new brand that is comparable to the recognition and status previously enjoyed by Standard Pacific and Ryland separately. The failure of any such rebranding initiative could adversely affect the Surviving Corporation’s ability to attract and retain customers after the completion of the transactions, which could cause the Surviving Corporation not to realize some or all of the benefits contemplated by Standard Pacific and Ryland to result from the completion of the transactions.

THE COMPANIES

Standard Pacific

Standard Pacific, a Delaware corporation, has been building beautiful, high-quality homes and neighborhoods since its founding in Southern California in 1965. Its geographically diversified business spans many of the nation’s largest housing markets, including major metropolitan markets in California, Florida, the Carolinas, Texas, Arizona and Colorado. In addition to its core homebuilding operations, Standard Pacific also offers mortgage related financial services and in select states, title services, to its homebuyers.

Standard Pacific’s executive offices are located at 15630 Barranca Parkway, Irvine, California 92618 and its telephone number is (949) 789-1600. Shares of Standard Pacific common stock are listed on the NYSE and trade under the symbol “SPF.”

This joint proxy statement/prospectus incorporates important business and financial information about Standard Pacific from other documents that are incorporated by reference; see the section entitled “Where You Can Find More Information” beginning on page 186.

Ryland

Ryland, a Maryland corporation, is headquartered in Westlake Village, California. Ryland is a leading national homebuilder and provider of mortgage-related financial services. Founded in 1967, Ryland has built more than 315,000 homes and financed more than 260,000 mortgages. As one of the largest single-family on-site homebuilders in the United States, it operates in 17 states across the country. Ryland consists of six reportable segments: four geographically determined homebuilding regions (North, Southeast, Texas and West); financial services; and corporate.

Ryland’s executive offices are located at 3011 Townsgate Road, Suite 200, Westlake Village, California 91361 and its telephone number is (805) 367-3800. Shares of Ryland common stock are listed on the NYSE and trade under the symbol “RYL.”

This joint proxy statement/prospectus incorporates important business and financial information about Ryland from other documents that are incorporated by reference; see the section entitled “Where You Can Find More Information” beginning on page 186.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus, including information included or incorporated by reference in this joint proxy statement/prospectus, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can typically identify forward-looking statements by the use of forward-looking words such as “expect,” “anticipate,” “target,” “goal,” “project,” “intend,” “plan,” “believe,” “budget,” “should,” “continue,” “could,” “forecast,” “may,” “might,” “potential,” “strategy,” “will,” “would,” “seek,” “estimate,” or variations of such words and similar expressions, although the absence of any such words or expressions does not mean that a particular statement is not a forward-looking statement. It is important to note that Standard Pacific’s and Ryland’s goals and expectations are not predictions of actual performance. Any statements regarding the benefits of the merger, or Standard Pacific’s or Ryland’s future financial condition, results of operations and business are also forward-looking statements. Without limiting the generality of the preceding sentence, certain statements contained in the sections entitled “The Merger—Background of the Merger,” “The Merger—Standard Pacific’s Reasons for the Merger; Recommendation of the Standard Pacific Board of Directors,” “The Merger—Opinion of Standard Pacific’s Financial Advisor,” and “The Merger—Opinion of Ryland’s Financial Advisor” may constitute forward-looking statements.

These forward-looking statements represent Standard Pacific’s and Ryland’s intentions, plans, expectations, assumptions and beliefs about future events, including the completion of the merger, and are subject to risks, uncertainties and other factors. Many of these factors are outside the control of Standard Pacific and Ryland and could cause actual results to differ materially from the results expressed or implied by these forward-looking statements. In addition to the risk factors described in the section entitled “Risk Factors” beginning on page 27 of this joint proxy statement/prospectus, these factors include:

•	those identified and disclosed in public filings with the SEC made by Standard Pacific and Ryland;

•	failing to obtain Standard Pacific and Ryland stockholder approval of the merger;

•	satisfying the conditions to the closing of the merger;

•	the length of the time necessary to complete the merger;

•	successfully integrating the Standard Pacific and Ryland businesses, and avoiding problems which may result in the Surviving Corporation not operating as effectively and efficiently as expected;

•	the possibility that the expected benefits of the merger will not be realized within the expected timeframe or at all;

•	prevailing economic, market and business conditions;

•	the cost and availability of capital and any restrictions imposed by lenders or creditors;

•	changes in the industry in which Standard Pacific and Ryland operate;

•	the weather and other natural phenomena, including the economic, operational and other effects of severe weather or climate, such as tornadoes, hurricanes, ice, sleet, snow storms or droughts as well as solar flares;

•	conditions beyond Standard Pacific’s or Ryland’s control, such as disaster, acts of war or terrorism;

•	the failure to renew, or the revocation of, any license or other required permits;

•	unexpected charges or unexpected liabilities arising from a change in accounting policies, or the effects of acquisition accounting varying from the companies’ expectations;

•	the risk that the credit ratings of the Surviving Corporation or its subsidiaries may be different from what the companies expect, which may increase borrowing costs and/or make it more difficult for the Surviving Corporation to pay or refinance the Surviving Corporation’s debts and require it to borrow or divert cash flow from operations in order to service debt payments;

•	the effects on the businesses of the companies resulting from uncertainty surrounding the merger, including with respect to customers, employees or suppliers or the diversion of management’s time and attention;

•	adverse outcomes of pending or threatened litigation or governmental investigations unrelated to the merger;

•	the effects on the companies of future regulatory or legislative actions, including changes in environmental and other laws and regulations to which Standard Pacific, Ryland or their subsidiaries and facilities are subject;

•	conduct of and changing circumstances related to third-party relationships on which Standard Pacific and Ryland rely, including the level of credit worthiness of counterparties;

•	the volatility and unpredictability of stock market and credit market conditions;

•	fluctuations in interest rates;

•	variations between the stated assumptions on which forward-looking statements are based and Standard Pacific’s and Ryland’s actual experience; and

•	other economic, business, and/or competitive factors.

For any forward-looking statements made in this joint proxy statement/prospectus or in any documents incorporated by reference into this joint proxy statement/prospectus, Standard Pacific and Ryland claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this joint proxy statement/prospectus or the date of the applicable document incorporated by reference in this joint proxy statement/prospectus. Standard Pacific and Ryland do not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this joint proxy statement/prospectus and attributable to Standard Pacific, Ryland or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this joint proxy statement/prospectus.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this joint proxy statement/prospectus and should be read in conjunction with the risk factors and other disclosures contained or incorporated by reference into this joint proxy statement/prospectus. The areas of risk and uncertainty described above, which are not exclusive, should be considered in connection with any written or oral forward-looking statements that may be made in this joint proxy statement/prospectus or on, before or after the date of this joint proxy statement/prospectus by Standard Pacific or Ryland or anyone acting for any or both of them. Except as required by applicable law or regulation, neither Standard Pacific nor Ryland undertake any obligation to release publicly or otherwise make any revisions to any forward-looking statements, to report events or circumstances after the date of this joint proxy statement/prospectus or to report the occurrence of unanticipated events.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the SEC by Standard Pacific and Ryland. For a list of the documents incorporated by reference, see the section entitled “Where You Can Find More Information” beginning on page 186.

STANDARD PACIFIC SPECIAL MEETING

This joint proxy statement/prospectus is being provided to the stockholders of Standard Pacific as part of a solicitation of proxies by the Standard Pacific board of directors for use at the Standard Pacific special meeting to be held at the time and place specified below, and at any properly convened meeting following an adjournment or postponement thereof. This joint proxy statement/prospectus provides stockholders of Standard Pacific with the information they need to know to be able to vote or instruct their vote to be cast at the Standard Pacific special meeting.

Date, Time and Place

The special meeting of Standard Pacific stockholders will be held at 15360 Barranca Parkway, Irvine, California 92618 on September 28, 2015, at 10:30 a.m., local time.

Purpose of the Standard Pacific Special Meeting

At the Standard Pacific special meeting, Standard Pacific stockholders will be asked to consider and vote on:

•	the proposal to adopt the merger agreement, a copy of which is included as Annex A to the joint proxy statement/prospectus, which is conditioned on the adoption and/or approval of the issuance of shares of Surviving Corporation common stock, all of the proposals relating to the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to approve the issuance of shares of Surviving Corporation common stock to Ryland stockholders pursuant to the merger as contemplated by the merger agreement, which is conditioned on the adoption and/or approval of the merger agreement, all of the proposals relating to the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation, a copy of which is included as Annex D to the joint proxy statement/prospectus, to, among other things, effect a 1-for-5 reverse stock split, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to allow for a special meeting of stockholders to be called upon the written request of one or more stockholders representing at least a majority of the voting stock entitled to vote on the matter or matters to be brought before the proposed special meeting, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to allow for stockholder action by unanimous written consent, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to provide exclusive forum for certain legal proceedings in Delaware, which is conditioned on the adoption/or and approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated bylaws, a copy of which is included as Annex E to the joint proxy statement/prospectus, which is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock and all of the proposals relating to the Surviving Corporation’s amended and restated certificate of incorporation;

•	the proposal to approve, on an advisory (non-binding) basis, specified compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger with Ryland, as described in the joint proxy statement/prospectus; and

•	the proposal to adjourn the Standard Pacific special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes for the approval of any of the foregoing proposals.

Recommendation of the Board of Directors of Standard Pacific

The Standard Pacific board of directors has unanimously approved the merger agreement and determined that the merger agreement and the transactions contemplated thereby, including the merger, the issuance of share of Surviving Corporation common stock to Ryland stockholders, the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws and specified compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger with Ryland are advisable and in the best interests of Standard Pacific and its stockholders.

The Standard Pacific board of directors unanimously recommends that Standard Pacific stockholders vote “FOR” each proposal being submitted to a vote of the Standard Pacific stockholders at the Standard Pacific special meeting.

Standard Pacific Record Date; Stockholders Entitled to Vote

Only Standard Pacific stockholders of record at the close of business on August 12, 2015, the Standard Pacific record date for the Standard Pacific special meeting, are entitled to notice of, and to vote at, the Standard Pacific special meeting or any adjournments or postponements thereof.

At the close of business on the Standard Pacific record date, there were 276,618,805 shares of Standard Pacific common stock issued and outstanding and 267,829 shares of Series B Preferred Stock issued and outstanding. Holders of capital stock are entitled to receive notice of and to vote at the Standard Pacific special meeting. As of the record date, the holder of Series B Preferred Stock, MatlinPatterson, was entitled to vote on all matters upon which holders of common stock are entitled to vote, with holders of common stock (excluding MatlinPatterson) entitled to 51% of the total voting power of the capital stock and MatlinPatterson entitled to 49% of the total voting power of the capital stock (the combined voting power of the common stock and the Series B Preferred Stock held by MatlinPatterson equals 49%).

Voting by Standard Pacific’s Directors and Executive Officers

In giving effect to the maximum vote of the Series B Preferred Stock at the close of business on the Standard Pacific record date, directors and executive officers of Standard Pacific and their affiliates (other than MatlinPatterson) were entitled to vote 2,607,469 shares of Standard Pacific common stock, or approximately 0.9% of the shares of Standard Pacific common stock outstanding on that date. Standard Pacific currently expects that Standard Pacific’s directors and executive officers will vote their shares in favor of each proposal being submitted to a vote of the Standard Pacific stockholders at the Standard Pacific special meeting, although none of them has entered into any agreement obligating them to do so.

Quorum

The presence, either in person or represented by proxy, of persons entitled to vote a majority of the voting power of Standard Pacific’s capital stock that is entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. If a quorum is not present, or if fewer shares are voted in favor of any proposal than is required, the special meeting may be adjourned by the vote of a majority of the voting power of Standard Pacific’s capital stock present in person or represented by proxy and entitled to vote at the special meeting to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the special meeting, all proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent meeting.

Abstentions will be included in the calculation of the number of shares of Standard Pacific capital stock represented at the special meeting for purposes of determining whether a quorum has been achieved. However, failures to vote and broker non-votes will not be included in the calculation of the number of shares of Standard Pacific capital stock represented at the special meeting for purposes of determining whether a quorum has been achieved.

Required Vote

The proposal to adopt the merger agreement and the proposals to adopt the Surviving Corporation’s amended and restated certificate of incorporation require the affirmative vote of a majority of the voting power of Standard Pacific’s capital stock entitled to vote on the proposal.

The proposals to approve the issuance of shares of Surviving Corporation common stock to Ryland stockholders; to adopt the Surviving Corporation’s amended and restated bylaws; and to approve, on an advisory (non-binding) basis, specific compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger with Ryland require the affirmative vote of a majority of the voting power of Standard Pacific’s capital stock present in person or represented by proxy and entitled to vote on the proposals.

The adjournment of the Standard Pacific special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies requires the affirmative vote of a majority of the voting power of Standard Pacific’s capital stock present in person or represented by proxy and entitled to vote on the proposal.

Failure to Vote, Broker Non-Votes and Abstentions

Under the rules of the NYSE, banks, brokers, trusts or other nominees holding shares of record may vote those shares in their discretion on certain routine proposals when they do not receive timely voting instructions from the beneficial holders. A “broker non-vote” occurs under these NYSE rules when a bank, broker, trust or other nominee holding shares of record is not permitted to vote on a non-routine matter without instructions from the beneficial owner of the shares and no instruction is given.

In accordance with these NYSE rules, banks, brokers and other nominees who hold shares of Standard Pacific common stock in “street name” for their customers, but do not have discretionary authority to vote the shares, may not exercise their voting discretion with respect to the proposal to adopt the merger agreement. Accordingly, if banks, brokers or other nominees do not receive specific voting instructions from the beneficial owner of such shares, they may not vote such shares with respect to the proposal to adopt the merger agreement.

Failures to vote, votes to abstain and broker non-votes are treated as follows:

•	Failures to vote and votes to abstain will have the same effect as votes against the proposal to adopt the merger agreement and the proposals to adopt the Surviving Corporation’s amended and restated certificate of incorporation.

•	Votes to abstain will have the same effect as votes against the proposal to issue shares of Surviving Corporation common stock to Ryland stockholders, the proposal to adopt the Surviving Corporation’s amended and restated bylaws and the proposal to approve, on an advisory (non-binding) basis, specific compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger.

•	Failures to vote will have no effect on the proposal to issue shares of Surviving Corporation common stock to Ryland stockholders, the proposal to adopt the Surviving Corporation’s amended and restated bylaws and the proposal to approve, on an advisory (non-binding) basis, specific compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger.

•	Broker non-votes, if any, will have the same effect as votes against the proposal to adopt the merger agreement and the proposals to adopt the Surviving Corporation’s amended and restated certificate of incorporation. Broker non-votes, if any, will have no effect on the proposal to issue shares of Surviving Corporation common stock to Ryland stockholders and the proposal to adopt the Surviving Corporation’s amended and restated bylaws and the proposal to approve, on an advisory (non-binding) basis, specific compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger.

Approval of proposal to adjourn will require the affirmative vote of holders of a majority of the voting power of the Standard Pacific capital stock present in person or represented by proxy at the Standard Pacific special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against a proposal to adjourn, and broker non-votes would have no effect.

Voting at the Special Meeting

Whether or not you plan to attend the Standard Pacific special meeting, please vote your shares. If you are a registered or “record” holder, which means your shares are registered in your name with Computershare Trust Company, N.A., Standard Pacific’s transfer agent and registrar, you may vote in person at the special meeting or represented by proxy. If your shares are held in “street name,” which means your shares are held of record in an account with a broker, bank or other nominee, you must follow the instructions from your broker, bank or other nominee in order to vote.

Voting in Person

If you plan to attend the Standard Pacific special meeting and wish to vote in person, you will be given a ballot at the special meeting. Please note, however, that if your shares are held in “street name,” and you wish to vote at the special meeting, you must bring to the special meeting a proxy executed in your favor from the record holder (your broker, bank or other nominee) of the shares authorizing you to vote at the special meeting.

In addition, if you are a registered stockholder, please be prepared to provide proper identification, such as a driver’s license. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification.

Voting by Proxy

If you are a holder of record, a proxy card is enclosed for your use. Standard Pacific requests that you submit a proxy via Internet by logging onto http://www. proxyvote.com and following the instructions on your proxy card or by telephone by dialing 1-800-690-6903 and listening for further directions or by signing the accompanying proxy and returning it promptly in the enclosed postage-paid envelope. You should vote your proxy in advance of the meeting even if you plan to attend the Standard Pacific special meeting. You can always change your vote at the Standard Pacific special meeting. Stockholders of Standard Pacific of record may submit their proxies through the mail by completing their proxy card, and signing, dating and returning it in the enclosed, pre addressed, postage-paid envelope. To be valid, a returned proxy card must be signed and dated. If you hold your shares of Standard Pacific capital stock in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to vote your shares. If you vote by Internet or telephone, you need not return a proxy card by mail, but your vote must be received by 11:59 p.m., eastern time, on September 27, 2015.

How Proxies are Counted

All shares represented by properly executed proxies received in time for the Standard Pacific special meeting will be voted at the meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” the proposals.

For purposes of determining the outcome of any matter as to which a broker or nominee has physically indicated on the proxy or indicated electronically that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter. Broker non-votes, if any, will have the same effect as votes against the proposal to adopt the merger agreement and the proposals to adopt the Surviving Corporation’s amended and restated certificate of incorporation. Broker non-votes, if any, will have no effect on the proposal to issue shares of Surviving Corporation common stock to Ryland stockholders and the proposal to adopt the Surviving Corporation’s amended and restated bylaws and the proposal to approve, on an advisory (non-binding) basis, specific compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger.

Revocation of Proxies

Any stockholder may revoke his or her proxy at any time prior to its use by writing to the Secretary of Standard Pacific, by voting again via mail, telephone or the internet, or by attending the Standard Pacific special meeting and casting his or her vote in person. A stockholder’s last timely vote will be the vote that is counted.

Please note that if your shares are held in “street name” through a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or other nominee in accordance with its established procedures. If your shares are held in the name of a broker, bank or other nominee and you decide to change your vote by attending the special meeting and voting in person, your vote in person at the special meeting will not be effective unless you have obtained and present an executed proxy issued in your name from the record holder (your broker, bank or other nominee).

Tabulation of Votes

Standard Pacific has appointed Aubrye Foote to serve as the Inspector of Election for the Standard Pacific special meeting. Ms. Foote will independently tabulate affirmative and negative votes and abstentions.

Solicitation of Proxies

Standard Pacific is soliciting proxies for its special meeting and, in accordance with the merger agreement, the cost of proxy solicitation will be borne by Standard Pacific, including expenses in connection with preparing, assembling and mailing the notice of internet availability of proxy materials. Standard Pacific may reimburse brokers or persons holding stock in their names or in the names of their nominees for their expenses in sending proxy materials to beneficial owners who request paper copies. Certain officers, directors and regular employees of Standard Pacific, who will receive no extra compensation for their services, may solicit proxies by mail, telephone, facsimile, e-mail or personally.

Standard Pacific has retained the services of Georgeson to assist in the solicitation of proxies for an estimated fee not to exceed $7,500, plus reimbursement of out-of-pocket expenses. Standard Pacific will make arrangements with brokerage houses, custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of shares held of record by them.

Adjournments

Any adjournment of the Standard Pacific special meeting may be made from time to time by approval of the holders of a majority of the shares of common stock present in person or represented by proxy at the Standard Pacific special meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Standard Pacific special meeting. If a quorum is not present at the Standard Pacific special meeting, or if a quorum is present at the Standard Pacific special meeting but there are not sufficient votes at the time of the Standard Pacific special meeting to approve the proposal to adopt the merger agreement, then Standard Pacific stockholders may be asked to vote on a proposal to adjourn the special meeting so as to permit the further solicitation of proxies.

RYLAND SPECIAL MEETING

This proxy statement/prospectus is being provided to the stockholders of Ryland as part of a solicitation of proxies by the Ryland board of directors for use at the Ryland special meeting to be held at the time and place specified below, and at any properly convened meeting following an adjournment or postponement thereof. This proxy statement/prospectus provides stockholders of Ryland with the information they need to know to be able to vote or instruct their vote to be cast at the Ryland special meeting.

Date, Time and Place

The special meeting is scheduled to be held at 3011 Townsgate Road, Suite 200, Westlake Village, California 91361, on September 28, 2015 at 10:30 a.m., local time.

Purpose of the Ryland Special Meeting

At the Ryland special meeting, Ryland stockholders will be asked to consider and vote on:

•	the proposal to adopt the merger agreement and approve the merger, a copy of which is included as Annex A to the joint proxy statement/prospectus, which is conditioned on the adoption and/or approval of the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation, a copy of which is included as Annex D to the joint proxy statement/prospectus, which is conditioned on the adoption and/or approval of the merger agreement and the Surviving Corporation’s amended and restated bylaws;

•	the proposal to adopt the Surviving Corporation’s amended and restated bylaws, a copy of which is included in Annex E to the joint proxy statement/prospectus, which is conditioned on the adoption and/or approval of the merger agreement and the Surviving Corporation’s amended and restated certificate of incorporation;

•	the proposal to approve, on an advisory (non-binding) basis, specified compensatory arrangements between Ryland and its named executive officers relating to the proposed merger with Standard Pacific, as described in the accompanying joint proxy statement/prospectus; and

•	the proposal to adjourn the Ryland special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposal.

Recommendation of the Board of Directors of Ryland

The Ryland board of directors has unanimously approved the merger agreement and determined that the merger agreement and the transactions contemplated thereby, including the merger, the adoption of the Surviving Corporation’s amended and restated certificate of incorporation, the adoption of the Surviving Corporation’s amended and restated bylaws and specified compensatory arrangements between Ryland and its named executive officers relating to the proposed merger with Standard Pacific, are advisable and in the best interests of Ryland and its stockholders.

The Ryland board of directors unanimously recommends that Ryland stockholders vote “FOR” each proposal being submitted to a vote of Ryland stockholders at the Ryland special meeting.

Ryland Record Date; Stockholders Entitled to Vote

Only holders of record of Ryland common stock at the close of business on August 12, 2015, the record date for the Ryland special meeting, will be entitled to notice of, and to vote at, the Ryland special meeting or any adjournments or postponements thereof. At the close of business on the record date, 46,851,577 shares of Ryland common stock were issued and outstanding and held by 2,513 holders of record.

Holders of record of Ryland common stock on the record date are entitled to one vote per share at the Ryland special meeting on each proposal. A list of stockholders of Ryland will be available at the special meeting for examination by any stockholder of record present at the special meeting.

Voting by Ryland’s Directors and Executive Officers

At the close of business on the Ryland record date, directors and executive officers of Ryland and their affiliates were entitled to vote 1,190,207 shares of Ryland common stock, or approximately 2.54% of the shares of Ryland common stock outstanding on that date. Ryland currently expects that Ryland’s directors and executive officers will vote their shares in favor of each proposal being submitted to a vote of the Ryland stockholders at the Ryland special meeting, although none of them has entered into any agreement obligating them to do so.

Quorum

No business may be transacted at the Ryland special meeting unless a quorum is present. Stockholders entitled to cast a majority of all the votes entitled to be cast at the Ryland special meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Ryland special meeting. If a quorum is not present, or if fewer shares of Ryland common stock are voted in favor of each proposal than the number required for its adoption, the Ryland special meeting may be adjourned to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the Ryland special meeting, all proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent meeting.

Abstentions (shares of Ryland common stock for which proxies have been received but for which the holders have abstained from voting) will be included in the calculation of the number of shares of Ryland common stock represented at the Ryland special meeting for purposes of determining whether a quorum has been achieved. However, broker non-votes will not be included in the calculation of the number of shares of Ryland common stock represented at the Ryland special meeting for purposes of determining whether a quorum has been achieved.

Required Vote

The adoption of the merger agreement and approval of the merger requires the affirmative vote of the holders of a majority of the shares of Ryland common stock outstanding and entitled to vote on the proposal. Failures to vote and votes to abstain will have the same effect as votes against the proposal to adopt the merger agreement and approve the merger. Broker non-votes, if any, will have the same effect as votes against the proposal to adopt the merger agreement and approve the merger.

The adoption of the Surviving Corporation’s amended and restated certificate of incorporation requires the affirmative vote of holders of a majority of the outstanding shares of Ryland common stock entitled to vote on the proposal. Failures to vote and votes to abstain will have the same effect as votes against the proposal to adopt the amended and restated certificate of incorporation. Broker non-votes, if any, will have the same effect as votes against the proposal to adopt the amended and restated certificate of incorporation.

The adoption of the Surviving Corporation’s amended and restated bylaws requires the affirmative vote of holders of a majority of the outstanding shares of Ryland common stock entitled to vote on the proposal. Failures to vote and votes to abstain will have the same effect as votes against the proposal to adopt the bylaws. Broker non-votes, if any, will have the same effect as a vote against the proposal to adopt the bylaws.

The approval of, on an advisory (non-binding) basis, specific compensatory arrangements between Ryland and its named executive officers relating to the proposed merger requires the affirmative vote of a majority of the votes cast in person or represented by proxy, although such vote will not be binding on Ryland or its board of directors or any of its committees. Failures to vote and broker non-votes, if any, will have no effect on the proposal to approve the compensatory arrangements. Votes to abstain will have the same effect as votes against the proposal to approve the compensatory arrangements.

If necessary or appropriate to solicit additional proxies if there are not sufficient votes to approve the adoption of the merger agreement and approval of the merger, the Ryland stockholders present in person or represented by proxy, by a majority of the votes cast, whether or not a quorum is present, may adjourn the meeting to another time or place without further notice other than by announcement, until a quorum will attend.

Failure to Vote, Broker Non-Votes and Abstentions

Under the rules of the NYSE, banks, brokers, trusts or other nominees holding shares of record may vote those shares in their discretion on certain routine proposals when they do not receive timely voting instructions from the beneficial holders. A “broker non-vote” occurs under these NYSE rules when a bank, broker, trust or other nominee holding shares of record is not permitted to vote on a non-routine matter without instructions from the beneficial owner of the shares and no instruction is given.

In accordance with these NYSE rules, banks, brokers and other nominees who hold shares of Ryland common stock in “street name” for their customers, but do not have discretionary authority to vote the shares, may not exercise their voting discretion with respect to the proposal to adopt the merger agreement and approve the merger. Accordingly, if banks, brokers or other nominees do not receive specific voting instructions from the beneficial owner of such shares, they may not vote such shares with respect to the proposal to adopt the merger agreement and approve the merger. For shares of Ryland common stock, failures to vote and votes to abstain will have the same effect as votes against the proposals. Broker non-votes, if any, will have the same effect as votes against the proposals.

Abstentions and broker non-votes will have no effect on the approval of any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the adoption of the merger agreement and approval of the merger.

Voting at the Special Meeting

Whether or not you plan to attend the Ryland special meeting, please vote your shares. If you are a registered or “record” holder, which means your shares are registered in your name with American Stock Transfer & Trust Company, Ryland’s transfer agent and registrar, you may vote in person at the special meeting or represented by proxy. If your shares are held in “street name,” which means your shares are held of record in an account with a broker, bank or other nominee, you must follow the instructions from your broker, bank or other nominee in order to vote.

Voting in Person

If you plan to attend the Ryland special meeting and wish to vote in person, you will be given a ballot at the special meeting. Please note, however, that if your shares are held in “street name,” and you wish to vote at the special meeting, you must bring to the special meeting a legal proxy executed in your favor from the record holder (your broker, bank or other nominee) of the shares authorizing you to vote at the special meeting.

In addition, if you are a registered stockholder, please be prepared to provide proper identification, such as a driver’s license. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification.

Voting by Proxy

If you are a holder of record, a proxy card is enclosed for your use. Telephone and internet voting may be available, please refer to the enclosed proxy card for instructions. You should vote your proxy in advance of the meeting even if you plan to attend the Ryland special meeting. You can always change your vote at the Ryland special meeting. Stockholders of Ryland of record may submit their proxies through the mail by completing their proxy card, and signing, dating and returning it in the enclosed, pre addressed, postage-paid envelope. To be valid, a returned proxy card must be signed and dated. If you hold your shares of Ryland common stock in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to vote your shares. If you vote by Internet or telephone, you need not return a proxy card by mail, but your vote must be received by 11:59 p.m., eastern time, on September 27, 2015. Please note that voting instructions for shares in The Ryland Group, Inc. Retirement Savings Opportunity Plan must be received by the earlier deadline of 11:59 p.m., eastern time, on September 23, 2015. See “Shares Held in The Ryland Group, Inc. Retirement Savings Opportunity Plan” beginning on page 46.

How Proxies are Counted

All shares represented by properly executed proxies received in time for the Ryland special meeting will be voted at the meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” the proposals.

Only shares affirmatively voted for the proposal, and properly executed proxies that do not contain voting instructions, will be counted as favorable votes for the proposal to adopt the merger agreement and approve the merger. Failures to vote and votes to abstain will have the same effect as votes “AGAINST” the proposals. Broker non-votes, if any, will have same effect as votes “AGAINST” the proposals to adopt the merger agreement and approve the merger, to adopt the Surviving Corporation’s amended and restated certificate of incorporation and to adopt the Surviving Corporation’s amended and restated bylaws. Failures to vote and broker non-votes, if any, will have no effect on the proposal to approve, on an advisory (non-binding) basis, the specified compensatory arrangements. Votes to abstain will have the same effect as votes “AGAINST” the proposal to approve, on an advisory (non-binding) basis, the specified compensatory arrangements.

Shares Held in The Ryland Group, Inc. Retirement Savings Opportunity Plan

If you hold shares through The Ryland Group, Inc. Retirement Savings Opportunity Plan you can instruct the trustee of The Ryland Group, Inc. Retirement Savings Opportunity Plan in a confidential manner, how to vote the shares allocated to you in The Ryland Group, Inc. Retirement Savings Opportunity Plan by one of the following three methods:

•	accessing “www.voteproxy.com” and following the on-screen instructions or scanning the QR code with your smartphone;

•	calling toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and following the instructions; or

•	signing, dating and mailing your proxy card in the envelope provided as soon as possible.

Your voting instructions must be received by 11:59 p.m., eastern time, on September 23, 2015. In addition, since only the trustee of The Ryland Group, Inc. Retirement Savings Opportunity Plan can vote your shares, you will not be able to vote your shares in The Ryland Group, Inc. Retirement Savings Opportunity Plan personally at the Ryland special meeting. Please note that if the trustee does not receive your voting instructions, the trustee will vote your shares in the same proportion as it votes the shares for which instructions are timely received from other participants.

Voting of the shares in The Ryland Group, Inc. Retirement Savings Opportunity Plan by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for participants in The Ryland

Group, Inc. Retirement Savings Opportunity Plan in deciding how to vote the shares. Therefore, irrespective of these voting provisions, it is possible that the trustee may decide to vote shares other than as set forth above if it determines it is required to do so under applicable law. The only way to ensure that the trustee votes shares allocated to you in The Ryland Group, Inc. Retirement Savings Opportunity Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above. If you are a participant (or a beneficiary of a deceased participant) in The Ryland Group, Inc. Retirement Savings Opportunity Plan and you also own other shares of Ryland common stock outside of your plan account, you should receive a proxy card for shares credited to your account in The Ryland Group, Inc. Retirement Savings Opportunity Plan and a separate proxy card if you are a record holder of additional shares of Ryland common stock or voting instruction card if you hold additional shares of Ryland common stock through a broker, bank or other nominee. You must vote shares that you hold as a stockholder of record, shares that you hold through a broker, bank or other nominee and shares that are allocated to your plan account separately in accordance with each of the proxy cards and voting instruction cards you receive with respect to such shares of Ryland common stock.

Revocation of Proxies

If you are the record holder of stock, you can change your vote or revoke your proxy at any time before your proxy is voted at the special meeting. You can do this by:

•	timely delivering a signed written notice of revocation to the Secretary of Ryland;

•	timely delivering a new, valid proxy bearing a later date by submitting instructions through the Internet, by telephone or by mail as described on the proxy card; or

•	attending the Ryland special meeting and voting in person, which will automatically cancel any proxy previously given, or you can revoke your proxy in person. Simply attending the Ryland special meeting without voting will not revoke any proxy that you have previously given or change your vote.

A registered stockholder may revoke a proxy by any of these methods, regardless of the method used to deliver the stockholder’s previous proxy. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed as follows:

The Ryland Group, Inc.

Timothy J. Geckle

Corporate Secretary

3011 Townsgate Road, Suite 200

Westlake Village, California 91361

Please note that if your shares are held in “street name” through a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or nominee in accordance with its established procedures. If your shares are held in the name of a broker, bank or other nominee and you decide to change your vote by attending the special meeting and voting in person, your vote in person at the special meeting will not be effective unless you have obtained and present an executed proxy issued in your name from the record holder (your broker, bank or nominee).

Tabulation of Votes

Ryland has appointed American Stock Transfer & Trust Company to serve as the Inspector of Election for the Ryland special meeting. American Stock Transfer & Trust Company will independently tabulate affirmative and negative votes and abstentions.

Solicitation of Proxies

Ryland is soliciting proxies for its special meeting from its stockholders. Ryland will pay its own cost of soliciting proxies, including the cost of mailing this proxy statement, from its stockholders. In addition to solicitation by use of the mails, proxies may be solicited by each of Ryland’s directors, each of whom is a participant in this solicitation, in person or by telephone or other means of communication. These persons will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation.

Ryland has retained the services of MacKenzie Partners, Inc. to assist in the solicitation of proxies for an estimated fee not to exceed $75,000.00, plus reimbursement of out-of-pocket expenses. Ryland will make arrangements with brokerage houses, custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of shares held of record by them. Ryland will also reimburse these brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding the proxy materials.

Adjournments

Any adjournment of the Ryland special meeting may be made from time to time by the Ryland stockholders, by a majority of the votes cast at the meeting by the holders of Ryland common stock entitled to vote and present in person or represented by proxy, whether or not a quorum is present, without further notice other than by an announcement made at the special meeting. If a quorum is not present at the Ryland special meeting, or if a quorum is present at the special meeting but there are not sufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement and approve the merger, then Ryland stockholders may be asked to vote on a proposal to adjourn the Ryland special meeting so as to permit the further solicitation of proxies.

THE MERGER

The following is a discussion of the merger and the material terms of the merger agreement between Standard Pacific and Ryland. You are urged to carefully read the merger agreement in its entirety, a copy of which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference herein.

Effects of the Merger

At the effective time of the merger, Ryland will merge with and into Standard Pacific, which will be the surviving corporation. Upon completion of this merger, Standard Pacific will change its name to CalAtlantic Group, Inc.

At to the effective time of the merger, each five shares of issued and outstanding Standard Pacific common stock will be converted into one share of Surviving Corporation common stock in a reverse stock split. No fractional shares of Surviving Corporation common stock will be issued to holders of Standard Pacific common stock in connection with the reverse stock split. Instead, Standard Pacific stockholders who otherwise would be entitled to receive fractional shares of Surviving Corporation common stock will be entitled to receive cash in an amount equal to the closing price of Surviving Corporation common stock as reported on the NYSE on the date of the effective time of the merger multiplied by the fraction of one share held by such stockholder. Upon consummation of the merger and following the reverse stock split, all shares of Standard Pacific preferred stock will be converted into shares of Surviving Corporation common stock. In the merger, each outstanding share of Ryland common stock will be converted into 1.0191 shares of Surviving Corporation common stock. No fractional shares of Surviving Corporation common stock will be issued to former holders of Ryland common stock in connection with the merger. Instead, the Surviving Corporation will pay to each former holder of Ryland common stock who otherwise would be entitled to receive a fractional share of Surviving Corporation common stock an amount in cash (without interest) determined by multiplying (i) the fraction of a share of Surviving Corporation common stock which such holder would otherwise be entitled to receive (taking into account all shares of Ryland common stock held by such holder) by (ii) the volume weighted average closing price of one share of Standard Pacific common stock (after giving effect to the reverse stock split) on the NYSE for the five trading days ending on the last trading day immediately prior to the closing date of the merger. This exchange ratio is fixed and will not be adjusted to reflect share price changes prior to the closing of the merger.

Background of the Merger

The board of directors of Standard Pacific from time to time reviews and evaluates potential strategic alternatives with Standard Pacific’s senior management, including possible business combination transactions. Similarly, the board of directors of Ryland from time to time reviews and evaluates potential strategic alternatives with Ryland’s senior management, including possible business combination transactions.

For a number of years, the Standard Pacific and Ryland boards of directors and senior management have held the view that industry consolidation among U.S. homebuilders would benefit U.S. homebuilders in general and, on the right terms, the parties to such consolidation in particular. In furtherance of this long-held view, the Standard Pacific board of directors and the Ryland board of directors had authorized their respective senior managements to engage, from time to time, in discussions and negotiations with other U.S. homebuilders regarding possible business combination transactions.

On February 25, 2015, Mr. Stowell and Mr. Nicholson met informally after an industry conference in New York and discussed a potential business combination transaction between Standard Pacific and Ryland. Mr. Stowell and Mr. Nicholson then reported their discussions to the members of their respective boards of directors. Following the update and informal discussion among the directors, the Standard Pacific board of directors and the Ryland board of directors concurred with their management’s proposal to further explore a potential business combination with the other party.

During March 2015, Mr. Stowell, Mr. McCall, Mr. Nicholson and Mr. Milne generally discussed Standard Pacific’s and Ryland’s respective views on the homebuilding market and industry, homebuilding operations, markets, land inventories and management structures to determine whether a possible business combination transaction between Standard Pacific and Ryland would provide strategic and financial benefits to each company and its stockholders.

During the course of these discussions, Mr. Nicholson updated Mr. Jews, the chairman of the Ryland board of directors, as to his discussions with Mr. Stowell, and Mr. Jews agreed that Ryland’s senior management should pursue further due diligence and discussions with Standard Pacific in order to determine whether a business combination transaction would be achievable and in the best interests of Ryland and its stockholders.

Throughout early March 2015, Mr. Stowell engaged in a series of discussions with each member of the Standard Pacific board of directors individually to update them on the preliminary discussions with Ryland and to gauge interest in pursuing a potential transaction in more depth. Each member of the board agreed with Mr. Stowell that Standard Pacific’s senior management should pursue further due diligence and discussions with Ryland in order to determine whether a business combination transaction would be achievable and in the best interests of Standard Pacific and its stockholders.

On April 2, 2015, Mr. Nicholson and Mr. Stowell met to discuss the general terms of a possible business combination transaction between Ryland and Standard Pacific, including potential valuation methodologies, the executive chairman of the board of directors and chief executive officer roles, composition of the senior management team, location of corporate and operational headquarters and the composition of the Surviving Corporation board of directors, including lead independent director and board committees.

On April 8, 2015, at a special telephonic meeting of the Ryland board of directors, Ryland’s senior management provided an update to the Ryland board of directors as to the discussions with Standard Pacific, including the potential strategic and financial benefits to Ryland and its stockholders of a combination with Standard Pacific compared to its standalone strategic and financial plan. At that meeting, the Ryland board of directors agreed that Ryland’s senior management should pursue further due diligence and discussions with Standard Pacific in order to determine whether a business combination transaction would be achievable and in the best interests of Ryland and its stockholders at that time and approved Ryland entering into a mutual confidentiality agreement in furtherance thereof.

On April 8, 2015, Standard Pacific and Ryland entered into a confidentiality agreement and both parties and their advisors began due diligence. Starting on that date and continuing until the execution of the merger agreement on June 14, 2015, each party and its advisors conducted extensive due diligence with respect to the other party.

From April 9, 2015 through April 28, 2015, Standard Pacific’s and Ryland’s senior management, as well as representatives of Ropes & Gray, the legal advisor to Standard Pacific, and Gibson Dunn, the legal advisor to Ryland, examined various transaction structures available to effect a “merger of equals” between Ryland and Standard Pacific, including each of Ryland and Standard Pacific merging into a subsidiary of a newly formed holding company, Standard Pacific merging into Ryland or a subsidiary of Ryland, and Ryland merging into Standard Pacific or a subsidiary of Standard Pacific. The parties concluded that a direct merger of Ryland into Standard Pacific with Standard Pacific surviving was the structure that appeared to provide the most beneficial accounting treatment for the Surviving Corporation while minimizing the impact on the outstanding financial instruments and contractual obligations of Ryland and Standard Pacific.

On April 20 and 21, 2015, Messrs. Nicholson, Stowell, Milne, Skelly and McCall met to further discuss the general terms of a possible business combination transaction between Ryland and Standard Pacific and to identify and quantify the potential strategic and financial benefits of such a combination.

On April 28, 2015, at a regular meeting of the Standard Pacific board of directors, Standard Pacific’s John Babel, Standard Pacific’s general counsel, reviewed the Standard Pacific board of directors’ duties and responsibilities in connection with its review of the proposed business combination with Ryland. Then, senior management provided an update to the Standard Pacific board of directors as to the discussions with Ryland, including potential structures for the transaction, the exchange ratio, the executive chairman of the board of directors and chief executive officer roles, composition of the senior management team, location of corporate and operational headquarters, the composition of the Surviving Corporation board of directors, including lead independent director and board committees and proposed requirements for MatlinPatterson in connection with the potential transaction, including support of the transaction and post-closing trading restrictions. Messrs. Stowell and McCall provided detailed information about the potential strategic and financial benefits to Standard Pacific and its stockholders of a combination with Ryland, including increased diversification and scale, the ability to combine management teams of the two companies, a stronger balance sheet for the combined company, cultural fit of the two companies, potential synergies, the fixed exchange ratio, the timeline to complete the transaction, the potential impact of transaction costs and pro-forma capitalization and credit statistics for the combined company. At that meeting, the Standard Pacific board agreed that Standard Pacific’s senior management should continue to pursue further due diligence and discussions with Ryland, in accordance with the terms discussed at the meeting, in order to determine whether a business combination transaction would be achievable and in the best interests of Standard Pacific and its stockholders at that time.

On April 28, 2015, at a special meeting of the Ryland board of directors attended by a representative of Gibson Dunn, Ryland’s senior management provided an update to the Ryland board of directors as to the discussions with Standard Pacific. Gibson Dunn reviewed the Ryland board of directors’ fiduciary duties and responsibilities in exploring and evaluating a potential combination of Ryland with Standard Pacific. Mr. Nicholson confirmed that, in accordance with his previous informal discussions with each director to date, the potential combination discussed with Standard Pacific was a “merger of equals.” Gibson Dunn discussed the various transaction structures available to effect the “merger of equals,” including each of Ryland and Standard Pacific merging into a subsidiary of a newly formed holding company, Standard Pacific merging into Ryland or a subsidiary of Ryland, and Ryland merging into Standard Pacific or a subsidiary of Standard Pacific, and identified a direct merger of Ryland into Standard Pacific as the structure that appeared to provide the most beneficial accounting treatment for the Surviving Corporation while minimizing the impact on the outstanding financial instruments and contractual obligations of Ryland and Standard Pacific. Mr. Nicholson discussed other proposed terms to effect the “merger of equals,” including the exchange ratio, the executive chairman of the board of directors and chief executive officer roles, composition of the senior management team, location of corporate and operational headquarters and the composition of the Surviving Corporation board of directors, including lead independent director, board committees and Board committee chairmanships. Mr. Nicholson provided detailed information about the potential strategic and financial benefits to Ryland and its stockholders of a combination with Standard Pacific, including increased diversification and scale, the ability to combine management teams of the two companies, a stronger balance sheet for the combined company, cultural fit of the two companies, potential synergies, the fixed exchange ratio, the timeline to complete the transaction, the potential impact of transaction costs and pro-forma capitalization and credit statistics for the combined company. Mr. Nicholson also led a lengthy discussion and reviewed in considerable detail other homebuilding companies that could be considered for a possible combination with Ryland, including the viability of each possible combination. After careful consideration, the Ryland board concluded that Standard Pacific was the most beneficial combination among all of the possible combinations with other homebuilders or other third parties because it could be structured as a “merger of equals” that would allow Ryland stockholders to continue to participate in potential appreciation in equity value of the Surviving Corporation and was likely to create the greatest incremental value for Ryland stockholders following the combination due to the particularly complementary nature of Ryland’s business and Standard Pacific’s business, which would likely result in greater revenue and expense synergies and diversification of product offerings, geography and risk compared to the other possible combinations. See “Ryland’s Reasons for the Merger; Recommendation of the Ryland Board of Directors—Strategic and Financial Benefits of Merger” beginning on page 68. Accordingly, the Ryland board authorized Mr. Nicholson and Mr. Jews to meet with MatlinPatterson, Standard Pacific’s largest stockholder, to ascertain and evaluate its support for a potential combination between Standard Pacific and Ryland and agreed that

Ryland’s senior management should continue to pursue further due diligence and discussions with Standard Pacific, in accordance with the terms discussed at the meeting, in order to determine whether a business combination transaction would be achievable and in the best interests of Ryland and its stockholders at that time.

On April 29, 2015, Messrs. Jews and Nicholson met with David Matlin and Peter Schoels, who are members of the Standard Pacific board of directors and representatives of MatlinPeterson, and Mr. Stowell, and presented proposed requirements for MatlinPatterson in connection with the potential transaction, including support of the transaction and corporate governance matters following the merger, reduced rights to seats on the Surviving Corporation board of directors, and restrictions on trading its stock of the Surviving Corporation immediately following the merger. Based on this meeting, Mr. Jews and Mr. Nicholson concluded that MatlinPatterson supported the potential combination.

On May 3, 2015, Standard Pacific and Ryland exchanged identical legal due diligence request lists. On May 11, 2015, Standard Pacific gave Gibson Dunn access to a virtual data room for purposes of providing Standard Pacific documents responsive to the legal due diligence request list. On May 13, 2015, Gibson Dunn provided to Ropes & Gray, Ryland documents responsive to the legal due diligence request list. Each party and its advisors conducted extensive due diligence throughout May 2015 and until the execution of the merger agreement on June 14, 2015.

On May 4, 2015, Messrs. McCall and Skelly met to discuss operational structure and potential synergies.

On May 5, 2015, Gibson Dunn delivered a draft of the merger agreement to Ropes & Gray. Over the course of May 2015, Standard Pacific’s and Ryland’s senior management, as well as representatives of Ropes & Gray and Gibson Dunn exchanged drafts of the merger agreement and other related transaction documents and engaged in negotiations regarding the terms of a possible business combination transaction, with significant focus on the size of the termination fee potentially payable, post-closing corporate governance matters, and the roles of the executive chairman of the board of directors and chief executive officer.

On May 8, 2015, at a special telephonic meeting of the Ryland board of directors attended by representatives of Gibson Dunn, Mr. Nicholson provided an update to the Ryland board of directors as to the discussions with Standard Pacific, and Gibson Dunn reviewed in detail the key terms of the initial draft of the merger agreement, including the exchange ratio, corporate governance matters such as the composition of the Surviving Corporation board of directors and board committees, the no-shop/non-solicitation provision and the related “fiduciary-out” permitting the board to change its recommendation on the transaction in the event of superior proposals or certain intervening events and the termination triggers and circumstances in which each party could be required to pay a termination fee, and the terms proposed to MatlinPatterson in connection with the potential transaction, including support of the transaction and post-closing trading restrictions.

On May 13 and 14, 2015, Standard Pacific’s and Ryland’s senior management met to discuss operational and financial matters related to the proposed combination and to better understand the advantages and proposed operating structure of the proposed business combination.

On May 15, 2015, at the direction of the Standard Pacific board of directors, Standard Pacific engaged J.P. Morgan as its financial advisor to advise the Standard Pacific board on the potential combination with Ryland and to provide a fairness opinion to the Standard Pacific board in connection therewith.

On May 21, 2015, at a special telephonic meeting of the Ryland board of directors, the board discussed a memorandum prepared by Gibson Dunn regarding the legal considerations applicable to the board in considering possible business combinations. Mr. Jews provided an update to the Ryland board of directors as to the discussions with Standard Pacific, including the status of the merger agreement, proposed requirements for MatlinPatterson in connection with the potential transaction, proposed corporate governance provisions to be included in the charter and bylaws of the Surviving Corporation to ensure the combination is a “merger of equals,” the executive chairman of the board of directors, chief executive officer and lead independent director roles. The Ryland board discussed the engagement of Lazard to advise the Ryland board on the potential combination and to provide a fairness opinion to the Ryland board in connection therewith. The Ryland board of directors was made aware of MBA Lazard’s prior investment banking services with respect to MatlinPatterson and considered it, among other matters, in deciding to authorize Mr. Nicholson to engage Lazard. The Ryland board concluded that everything presented to the board in connection with the potential business combination with Standard Pacific was in the best interests of the stockholders of Ryland and agreed that Ryland’s senior management should continue to pursue further due diligence and discussions with Standard Pacific, in accordance with the terms discussed at the meeting.

On May 22, 2015, at a special telephonic meeting of the Standard Pacific board of directors attended by representatives of Ropes & Gray, Ropes & Gray reviewed the Standard Pacific board of directors’ duties and responsibilities in connection with its review of the proposed business combination with Ryland. Then, Standard Pacific’s senior management summarized the steps taken since the April 28, 2015 board meeting in relation to the potential business combination with Ryland. In particular, senior management described the business and legal due diligence that had been undertaken, as well as the status of negotiations, and reported that J.P. Morgan had been engaged as Standard Pacific’s financial advisor with respect to the transaction. Ropes & Gray presented a summary of the current proposed drafts of the merger agreement, certificate of incorporation, bylaws, voting agreement with MatlinPatterson, amendments to the MatlinPatterson stockholders agreement, MatlinPatterson’s notice of conversion and employment agreements for Mr. Stowell and Mr. Nicholson. The Standard Pacific board of directors discussed the open issues in the transaction documents, as well as next steps and a timeline to arrive at a decision as to whether to engage in the proposed business combination transaction. At that meeting, the Standard Pacific board of directors agreed that Standard Pacific’s senior management should continue to pursue further due diligence and discussions with Ryland, in accordance with the terms discussed at the meeting, in order to determine whether a business combination transaction would be achievable and in the best interests of Standard Pacific and its stockholders at that time.

On May 26, 2015, at the direction of the Ryland board of directors, Ryland engaged Lazard as its financial advisor to advise the Ryland board on the potential combination with Standard Pacific and to provide a fairness opinion to the Ryland board in connection therewith.

During early June, Standard Pacific’s and Ryland’s senior management, as well as representatives of Ropes & Gray and Gibson Dunn, continued to engage in negotiations regarding the terms of a possible business combination transaction, including the merger agreement, the amended and restated MatlinPatterson stockholders agreement, the voting agreement with MatlinPatterson, employment agreements with Mr. Stowell and Mr. Nicholson and the certificate of incorporation and bylaws of the Surviving Corporation.

On June 3 and 4, 2015, Standard Pacific’s and Ryland’s senior management met to discuss operational and financial matters related to the proposed combination and to better understand the advantages and proposed operating structure of the proposed business combination including the benefits plans and meeting with regional presidents of both Standard Pacific and Ryland.

On June 5, 2015, Messrs. McCall and Skelly met, along with Kevin Johnson, Vice President, Financial Operations, for Ryland, and George Bland, Assistant Controller for Ryland, for a detailed review of expenses and development of a department by department cost savings analysis.

On June 9, 2015, at a special telephonic meeting of the Ryland board of directors attended by representatives of Gibson Dunn and Lazard, the Ryland board considered the potential strategic and financial benefits to Ryland and its stockholders of a combination with Standard Pacific and the proposed terms of such potential combination. Gibson Dunn reviewed the board’s duties and responsibilities in connection with its review of the proposed business combination with Standard Pacific. The Ryland board discussed and agreed that the terms of the proposed transaction supported its conclusion that the proposed transaction was a “merger of equals” and not a “change of control” because (i) the terms and conditions of the merger agreement were generally reciprocal, including the termination fees (which each represented approximately the same percentage of the enterprise value of the party paying such fee); (ii) neither Ryland nor Standard Pacific was paying a premium to acquire control of the other; (iii) Ryland and Standard Pacific generally would have equal control over the governance of the Surviving Corporation for a period of 3 years following the merger, with (A) the board of directors of the Surviving Corporation consisting of 5 Ryland directors and 5 Standard Pacific directors, (B) the committees of the board of directors, of the Surviving Corporation consisting of an audit committee (chaired by a Ryland-designated director), a nominating and corporate governance committee (chaired by a Standard Pacific-designated director) and a compensation committee (chaired by a Ryland-designated director), each of which consisting of 2 independent Ryland-designated directors and 2 independent Standard Pacific-designated directors, (C) the CEO of Ryland becoming the CEO of the Surviving Corporation, (D) the CEO of Standard Pacific becoming the Executive Chairman of the Surviving Corporation and (E) the Chairman of the board of Ryland becoming the Lead Independent Director of the Surviving Corporation and (iv) MatlinPatterson’s pro forma stock ownership of the Surviving Corporation, together with its right to designate only 2 of the 10 members of the board of directors of the Surviving Corporation and the meaningful contractual restrictions on the acquisition, disposition and voting of its stock of the Surviving Corporation (see “The Merger Agreement—Governance Matters After the Merger” beginning on page 101 and “The Stockholders Agreement” beginning on page 110), would not, in the view of the Ryland board, lead to any one group controlling the Surviving Corporation. See “Ryland’s Reasons for the Merger; Recommendation of the Ryland Board of Directors—Strategic and Financial Benefits of Merger” beginning on page 68. Mr. Nicholson and Mr. Milne discussed the results of ongoing business diligence and meetings between the senior management of Ryland and Standard Pacific to understand the advantages and proposed operating structure of the combination, including an extensive schedule of historical and projected financial information for Ryland and Standard Pacific. Each reported that additional diligence continued to support the potential strategic and financial benefits to Ryland and its stockholders of a combination with Standard Pacific compared to its standalone strategic and financial plan. Lazard presented an overview of both Standard Pacific’s and Ryland’s financial results and a financial analysis of the proposed business combination. Lazard responded to questions from the Ryland board of directors regarding Lazard’s analysis. Gibson Dunn provided the Ryland board with a review of the documentation and proposed terms for the business combination and merger of Standard Pacific and Ryland, with discussion focused on the remaining open issues. The Ryland board of directors agreed that Ryland’s senior management should continue to pursue discussions with Standard Pacific and asked Mr. Jews and Robert E. Mellor, the chairman of the Ryland Compensation Committee, to lead the resolution of open issues with respect to employment agreements with Mr. Stowell and Mr. Nicholson, each in accordance with the terms discussed at the meeting, in order to determine whether a business combination transaction would be achievable and in the best interests of Ryland and its stockholders at that time. The Ryland board also discussed the advisability of adopting an exclusive forum bylaw at a future meeting.

On June 10, 2015, at a special meeting of the Standard Pacific board of directors, attended by representatives of J.P. Morgan and Ropes & Gray, Ropes & Gray reviewed the Standard Pacific board of directors’ duties and responsibilities in connection with its review of the proposed business combination with Ryland. Then, representatives of J.P. Morgan discussed with the Standard Pacific board of directors and members of senior management who were in attendance Standard Pacific’s and Ryland’s financial results, an overview of Standard Pacific’s strategic alternatives and a preliminary financial analysis of the proposed business combination, and answered questions related thereto. Standard Pacific’s senior management and Ropes & Gray summarized the steps taken since the May 22, 2015 board meeting in relation to the potential business combination with Ryland, including that due diligence was substantially complete. Ropes & Gray presented a summary of the current proposed drafts of the merger agreement, certificate of incorporation, bylaws, voting agreement with MatlinPatterson, amendments to the MatlinPatterson stockholders agreement, MatlinPatterson’s notice of conversion and employment agreements for Mr. Stowell and Mr. Nicholson, as well as the outstanding issues relating to those documents. Mr. Nicholson and Mr. Skelly attended in person a portion of the Standard Pacific board meeting to introduce themselves and their background and to present on Ryland’s current operating strategy and their views of the benefits of a combination between Standard Pacific and Ryland. After

Mr. Nicholson and Mr. Skelly left the meeting, the Standard Pacific board of directors discussed the reasons for and against the potential business combination with Ryland which included all of the items described under “—Standard Pacific’s Reasons for the Merger; Recommendation of the Standard Pacific Board of Directors” beginning on page 56. At that meeting, the Standard Pacific board of directors agreed that Standard Pacific’s senior management should continue to pursue discussions with Ryland, in accordance with the terms discussed at the meeting, in order to determine whether a business combination transaction would be achievable and in the best interests of Standard Pacific and its stockholders at that time.

During a break in the Standard Pacific board meeting, the Standard Pacific Compensation Committee met, without Mr. Stowell attending, and discussed the terms of the proposed employment agreement to be entered into between Standard Pacific and Mr. Stowell in connection with the proposed merger, including the term of the agreement and the compensation thereunder. Following such discussion, the committee approved the terms of the employment agreement, including the closing payment to be made to Mr. Stowell, and agreed that Ropes & Gray should continue to proceed with attempting to negotiate the employment agreement with Gibson Dunn in accordance with the terms discussed at the meeting.

On June 11, 2015, Mr. Stowell and Mr. McCall met in person with certain members of the Ryland board of directors to introduce themselves and their background and to present on Standard Pacific’s current operating strategy and their views of the benefits of a combination between Ryland and Standard Pacific.

On June 11, 2015, the chairman of the compensation committee of the board of directors of Standard Pacific, Bruce Choate, had a telephone conversation with the chairman of the compensation committee of the board of directors of Ryland, Mr. Mellor, regarding the terms of the employment agreements for Mr. Stowell and Mr. Nicolson. Messrs. Choate and Mellor continued to discuss the terms of the employment agreements between June 11, 2015 and June 12, 2015.

From June 10, 2015 to June 14, 2015, Standard Pacific’s and Ryland’s senior management, Messrs. Matlin, Jews and Mellor, as well as representatives of Ropes & Gray and Gibson Dunn, continued to engage in negotiations regarding the terms of a possible business combination transaction, including the merger agreement, the amended and restated MatlinPatterson stockholders agreement, the voting agreement with MatlinPatterson, employment agreements with Mr. Stowell and Mr. Nicholson and the certificate of incorporation and bylaws of the Surviving Corporation.

On June 13, 2015, after receiving feedback from Messrs. Mellor and Choate, respectively, Mr. Jews and Mr. Matlin had a telephone conversation about the final terms of the employment agreements and compensation for Mr. Stowell and Mr. Nicholson.

On June 14, 2015, at a special telephonic meeting of the Standard Pacific board of directors attended by representatives of J.P. Morgan and Ropes & Gray, Ropes & Gray again summarized the Standard Pacific board of director’s duties and responsibilities in connection with its review of the proposed business combination with Ryland. Then, representatives of J.P. Morgan presented an overview of the potential merger transaction and a financial analysis of the proposed business combination with Ryland. J.P. Morgan then rendered its oral opinion confirmed by delivery of a written opinion, dated June 14, 2015 to the effect that, as of such date and based upon and subject to the factors, assumptions, qualifications and any limitations set forth in such written opinion, the exchange ratio in the proposed merger was fair, from a financial point of view, to Standard Pacific. A representative of Ropes & Gray then summarized the material changes, since the June 10 meeting of the Standard Pacific board of directors, to the terms of the proposed merger agreement, the voting agreement with MatlinPatterson, amendments to the MatlinPatterson stockholders agreement, the employment agreements for Mr. Stowell and Mr. Nicholson, the closing payment to be made to Mr. Stowell, changes to Standard Pacific’s certificate of incorporation and bylaws and the related corporate governance principles to be implemented in connection with the transaction. The members of the board then unanimously resolved to approve the merger and related transactions.

Also on June 14, 2015, at a special telephonic meeting of the Ryland board of directors attended by representatives of Gibson Dunn and Lazard, the Ryland board considered the terms of the proposed business combination with Standard Pacific. Gibson Dunn reviewed the board’s duties and responsibilities in connection with its review of the proposed business combination with Standard Pacific. Certain members of the board reported on their meeting with Mr. Stowell and Mr. McCall. Mr. Geckle reported on the results of the legal due diligence on Standard Pacific. Mr. Mellor reported on the final terms of the proposed employment agreements with Mr. Stowell and Mr. Nicholson. Lazard presented an overview of the proposed transaction and a financial analysis of the proposed business combination with Standard Pacific and the consideration to be received by Ryland stockholders pursuant to the merger agreement. Lazard delivered its oral opinion, subsequently confirmed in writing by delivery of a written opinion dated June 14, 2015, that, as of such date, and subject to the assumptions, procedures, factors, qualifications and limitations set forth in the written opinion, the exchange ratio set forth in the proposed merger agreement was fair, from a financial point of view, to the holders of shares of Ryland common stock. For more information about Lazard’s opinion, see “The Merger—Opinion of Ryland’s Financial Advisor” beginning on page 72. Gibson Dunn reviewed the key terms of the merger agreement and other related agreement and summarized the material changes since the June 9 meeting of the Ryland board of directors. Gibson Dunn also reviewed the resolutions proposed to be adopted by the Ryland board. After considering potential reasons for and against the proposed transaction (see “The Merger—Ryland’s Reasons for the Merger; Recommendation of the Ryland Board of Directors” beginning on page 68), the Ryland board unanimously (i) determined that the terms and conditions of the merger agreement, the merger and all other transactions and agreements contemplated thereby, including the certificate of incorporation and bylaws of the surviving corporation, the voting agreement with MatlinPatterson, the amended and restated stockholders agreement with MatlinPatterson, the notice of conversion from MatlinPatterson and the employment agreements for Mr. Stowell and Mr. Nicholson, were advisable, fair to and in the best interests of Ryland and its stockholders, (ii) authorized and approved the merger agreement in all respects, (iii) directed that the merger agreement and the transactions contemplated thereby be submitted to the stockholders of Ryland for adoption and approval and (iv) recommended that the stockholders of Ryland vote in favor of the adoption and approval of the merger agreement and the transactions contemplated thereby, including the merger. The Ryland board also approved and adopted an amendment to Ryland’s bylaws to provide that the Chancery Court of the State of Delaware (or other courts in the State of Delaware) would be the exclusive forum for certain types of claims relating to Ryland, because the Ryland board believed there was a significant risk of stockholder litigation related to the transactions contemplated by the merger agreement and determined that adopting such amendment could (i) mitigate the costs, delays and diversion of management that could result if such litigation were pursued in multiple jurisdictions and (ii) prevent inconsistent judgments by allowing the same Delaware courts with jurisdiction under the merger agreement and with respect to any Standard Pacific stockholder litigation to resolve all potential disputes related to the transactions contemplated by the merger agreement.

The merger agreement and related agreements in connection with the transaction were executed shortly after the conclusion of the June 14, 2015 meeting of the Ryland board of directors. Following the execution of the merger agreement, the Ryland and Standard Pacific issued a joint press release announcing the transaction.

Standard Pacific’s Reasons for the Merger; Recommendation of the Standard Pacific Board of Directors

At its meeting on June 14, 2015 the Standard Pacific board of directors unanimously approved the merger agreement and the transactions contemplated thereby, including the merger, the issuance of shares of Surviving Corporation common stock to Ryland stockholders, the amended and restated certificate of incorporation and the amended and restated bylaws. The Standard Pacific board of directors unanimously recommends that Standard Pacific stockholders vote “FOR” each of the proposals being submitted to a vote of the Standard Pacific stockholders at the Standard Pacific special meeting.

The Standard Pacific board of directors considered many reasons in making its decision to recommend the adoption of the merger agreement and approval of the transactions contemplated thereby. In arriving at its decision, the Standard Pacific board of directors consulted with Standard Pacific’s senior management, legal advisors, financial advisors and other advisors, reviewed a significant amount of information, considered a number of reasons and concluded in its business judgment that the proposed merger is likely to result in significant strategic and financial benefits to Standard Pacific and its stockholders, including the following positive reasons (not in any relative order of importance):

Strategic and Financial Benefits of Merger

•	that merging Standard Pacific and Ryland would provide the long-term strategic benefit of creating a more diversified company, with increased scope and scale of homebuilding activities, and becoming the 4th largest homebuilder in the United States;

•	that the Surviving Corporation would have a broader geographic sales footprint by adding 10 states and 11 new markets to those currently served by Standard Pacific;

•	that the Surviving Corporation would increase Standard Pacific’s product diversification by offering customers more homes in the entry level and first move-up category than are currently offered by Standard Pacific;

•	that the transaction has been structured as a “merger of equals” and the exchange ratio reflects no premium paid to Ryland’s stockholders and is based on the volume weighted average price for both companies from May 5, 2015 through June 12, 2015, the last trading day prior to the June 14, 2015 date of signing;

•	the fact that Standard Pacific stockholders will own approximately 59% of the Surviving Corporation on a fully diluted basis immediately following the effective time of the merger and will continue to participate in potential appreciation in equity value of the Surviving Corporation;

•	the expectation that the Surviving Corporation would have a strong balance sheet, with a substantial cash position compared to the anticipated cash position of Standard Pacific prior to the completion of the merger and lower ratios of debt to shareholders’ equity and debt to net income compared to those ratios prior to the completion of the merger;

•	the expectation that the Surviving Corporation would have improved access to capital over the long term with a lower cost of capital, including equity and debt, based on the anticipated capital structure of the Surviving Corporation;

•	that the merger of Standard Pacific and Ryland will enable the Surviving Corporation to integrate the skill sets and capabilities of each of the companies’ management teams and to take advantage of strategic opportunities with an enhanced platform;

•	the fact that 5 members of the 10-member Surviving Corporation board will be comprised of members from the existing Standard Pacific board and that Mr. Stowell will be executive chairman of the board of directors of the Surviving Corporation;

•	the expectation that the Surviving Corporation would achieve cost savings from, among other things, reductions in corporate overhead and back office costs in comparison to both companies on a stand-alone basis;

•	the potential opportunities for greater operational efficiencies and synergies through conducting Standard Pacific’s and Ryland’s operations as part of a single enterprise;

•	the expectation that combining Standard Pacific and Ryland would promote earnings per share accretion (in comparison to Standard Pacific on a stand-alone basis) through realization of synergies;

•	the benefits of a larger market capitalization and greater trading volume and liquidity for the shares of common stock of the Surviving Corporation than for Standard Pacific on a stand-alone basis;

•

the oral and written opinion of J.P. Morgan to the Standard Pacific board of directors dated June 14, 2015, and related financial analysis by J.P. Morgan to the Standard Pacific board of directors on such date, to the effect that, as of the date of such written opinion and based on and subject to the various factors, assumptions, qualifications and limitations described therein, the exchange ratio in the proposed merger was fair, from a financial point of view, to Standard Pacific. A copy of such written opinion is included as Annex B to this joint proxy statement/prospectus and described under “—Opinion of Standard Pacific’s Financial Advisor,” beginning on page 60;

•	the prospects for the Surviving Corporation given Standard Pacific board of directors’ knowledge of Standard Pacific’s business, operations, financial condition, earnings and prospects and the Standard Pacific board of directors’ knowledge of Ryland’s business, operations, financial condition, earnings and prospects, taking into account Ryland’s publicly-filed information and the results of Standard Pacific’s due diligence review of Ryland;

•	the current and prospective competitive climate in the homebuilding industry in which Standard Pacific and Ryland operate, including the potential for further consolidation in the homebuilding industry in the United States;

•	the long-term and recent historical trading prices with respect to shares of Standard Pacific common stock and Ryland common stock and the amount of the merger consideration;

•	the fact that the exchange ratio is fixed and will not fluctuate based upon changes in the market price of Standard Pacific common stock or Ryland common stock between the date of the merger agreement and the date of the completion of the merger;

•	the terms and conditions of the merger agreement, including the commitments by both Standard Pacific and Ryland to complete the merger and the ability of Standard Pacific and Ryland to match the terms of any potentially superior offer that the other may receive, supporting the likelihood of completing the merger;

•	the fact that the merger agreement does not preclude a third party from making an unsolicited proposal for a competing transaction with Standard Pacific or Ryland, that under certain circumstances, Standard Pacific or Ryland, as applicable, may furnish non-public information to and enter into discussions with such third party regarding the competing transaction and the Standard Pacific or Ryland board, as applicable, may withdraw or modify in a manner adverse to the other party its recommendations to Standard Pacific or Ryland stockholders regarding the merger, subject to the changing party paying the other party a termination fee (of $75 million payable by Ryland if its board of directors changes its recommendation and $125 million payable by Standard Pacific if its board of directors changes its recommendation) if the other party elects to terminate the merger agreement as a result;

•	the fact that up to $4 million of Standard Pacific’s transaction expenses will be reimbursed in the event that Ryland stockholders do not adopt the merger agreement and approve the merger;

•	the Surviving Corporation’s ability to operate under the covenants of Standard Pacific’s and Ryland’s existing indebtedness (other than their revolving credit lines) and/or the Surviving Corporation’s ability to refinance such indebtedness on reasonable terms and the Surviving Corporation’s ability to increase its bank lines of credit;

•	the fact that the merger will not cause the acceleration of equity vesting or other payments to director, officer or employees of Standard Pacific (other than a payment to Mr. Stowell under the terms of an employment agreement with Standard Pacific that will become effective upon completion of the merger, and with respect to any of those key employees who are terminated without cause or resign for good reason within a limited period of time following the closing of the merger) and that the merger will not cause any defaults under Standard Pacific’s existing indebtedness; and

•	the likelihood of completing the merger on the anticipated schedule.

Uncertainties, Risks and Potentially Negative Reasons

In the course of its deliberations, the Standard Pacific board of directors also considered a variety of uncertainties, risks and other potentially negative reasons relevant to the transaction, including the following:

•	the restrictions on the conduct of Standard Pacific’s business during the period between the execution of the merger agreement and the completion of the merger;

•	the costs associated with the completion of the merger and the realization of the benefits expected to be obtained in connection with the merger, including management’s time and energy and potential opportunity cost;

•	the challenges in absorbing the effect of any failure to complete the merger, including potential termination fees and stockholder and market reactions;

•	the potential earnings dilution to Standard Pacific’s stockholders following the merger;

•	the challenges inherent in the merger of two businesses of the size and complexity of Standard Pacific and Ryland, including the possible diversion of management attention for an extended period of time;

•	the potential for diversion of management and employee attention during the period prior to completion of the merger, and the potential negative effects on Standard Pacific’s and the Surviving Corporation’s business;

•	the risk of not being able to realize all of the anticipated cost savings and operational synergies between Standard Pacific and Ryland and the risk that other anticipated benefits might not be realized;

•	the difficulties of combining the businesses and workforces of Standard Pacific and Ryland based on, among other things, differences in the cultures of the two companies;

•	Ryland’s right, subject to certain conditions, to respond to and negotiate with respect to certain alternative takeover proposals made prior to the time Ryland’s stockholders adopt the merger agreement and approve the merger and the right of the Ryland board of directors to withdraw or modify in a manner adverse to Standard Pacific its recommendation to Ryland stockholders regarding the merger, subject to Ryland paying Standard Pacific a termination fee of $75 million in the event that Standard Pacific elects to terminate the merger agreement as a result;

•	the risk that Standard Pacific stockholders or Ryland stockholders may object to and challenge the merger and take actions that may prevent or delay the consummation of the merger, including to vote down the proposals at the Standard Pacific or Ryland special meetings; and

•	the potential that the fixed exchange ratio under the merger agreement could result in Standard Pacific delivering greater value to the Ryland stockholders than had been anticipated by Standard Pacific should the value of the shares of Standard Pacific common stock increase from the date of the execution of the merger agreement.

Further, the Standard Pacific board of directors considered that some members of the Standard Pacific board of directors and certain Standard Pacific executive officers have interests in the proposed merger as individuals that are in addition to, and that may be different from, the interest of the Standard Pacific stockholders generally, as described under “The Merger—Interests of Standard Pacific Directors and Executive Officers in the Merger” beginning on page 81.

After considering the foregoing potentially positive and potentially negative reasons, the Standard Pacific board of directors unanimously concluded, in its business judgment, that the potentially positive reasons relating to the merger agreement and the transactions contemplated thereby (including the merger) outweighed the potentially negative reasons.

The foregoing discussion of the information and reasons considered by the Standard Pacific board of directors is not exhaustive but is intended to reflect the material reasons considered by the Standard Pacific board of directors in its consideration of the merger. In view of the complexity, and the large number, of the reasons considered, the Standard Pacific board of directors, both individually and collectively, did not find it practicable to and did not attempt to quantify or assign any relative or specific weight to the various reasons. Rather, the Standard Pacific board of directors based its recommendation on the totality of the information presented to and considered by it. In addition, individual members of the Standard Pacific board of directors may have given different weight to different reasons.

The foregoing discussion of the information and reasons considered by the Standard Pacific board of directors is forward-looking in nature. This information should be read in light of the reasons described under “Special Note Regarding Forward-Looking Statements” beginning on page 35.

Opinion of Standard Pacific’s Financial Advisor

Opinion of J.P. Morgan.

Pursuant to an engagement letter dated May 15, 2015, as amended on June 14, 2015, Standard Pacific retained J.P. Morgan as its financial advisor in connection with the proposed merger. At the meeting of the Standard Pacific board of directors held on June 14, 2015 at which the proposed merger was approved, J.P. Morgan rendered to the Standard Pacific board of directors an oral opinion, confirmed by delivery of a written opinion, dated June 14, 2015, to the effect that, as of such date and based upon and subject to the various factors, assumptions, qualifications and limitations set forth therein, the exchange ratio in the proposed merger was fair, from a financial point of view, to Standard Pacific.

The full text of the written opinion of J.P. Morgan, dated June 14, 2015, which sets forth, among other things, the assumptions made, matters considered, and qualifications and any limitations on the opinion and the review undertaken by J.P. Morgan in connection with rendering its opinion, is attached as Annex B to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. Standard Pacific stockholders are urged to read the opinion carefully and in its entirety. J.P. Morgan’s written opinion was addressed to the Standard Pacific board of directors (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed merger, was directed only to the fairness, from a financial point of view, to Standard Pacific of the exchange ratio in the proposed merger and did not address any other aspect of the merger. J.P. Morgan expressed no opinion as to the fairness of the exchange ratio to the holders of any class of securities, creditors or other constituencies of Standard Pacific or as to the underlying decision by Standard Pacific to engage in the proposed merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of Standard Pacific as to how such stockholder should vote with respect to the proposed merger or any other matter.

In arriving at its opinion, J.P. Morgan, among other things:

•	reviewed a draft of the merger agreement dated June 12, 2015;

•	reviewed certain publicly available business and financial information concerning Standard Pacific and Ryland and the industries in which they operate;

•	compared the financial and operating performance of Standard Pacific and Ryland with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of Standard Pacific’s common stock and Ryland’s common stock and certain publicly traded securities of such other companies;

•	reviewed certain internal financial analyses and forecasts prepared by Standard Pacific’s management relating to the business of each of Standard Pacific and Ryland (which, in the case of the forecasts for Ryland, were based in part on forecasts for Ryland prepared by Ryland’s management and provided to Standard Pacific), as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the proposed merger (the “Synergies”); and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of this opinion.

In addition, J.P Morgan held discussions with certain members of the management of Standard Pacific with respect to certain aspects of the proposed merger, and the past and current business operations of Standard Pacific and Ryland, the financial condition and future prospects and operations of Standard Pacific and Ryland, the effects of the proposed merger on the financial condition and future prospects of Standard Pacific, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by Standard Pacific or otherwise reviewed by or for J.P. Morgan, and J.P. Morgan did not independently verify (and did not assume responsibility or liability for independently verifying) any such information or its accuracy or completeness. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P Morgan evaluate the solvency of Standard Pacific or Ryland under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, including the Synergies, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Standard Pacific and Ryland to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts (including the Synergies) or the assumptions on which they were based. J.P. Morgan also assumed that the proposed merger and the other transactions contemplated by the merger agreement would qualify as a tax-free reorganization for United States federal income tax purposes and would be consummated as described in the merger agreement, and that the definitive merger agreement would not differ in any material respects from the draft thereof furnished to J.P. Morgan. J.P. Morgan also assumed that the representations and warranties made by Standard Pacific and Ryland in the merger agreement and the related agreements were and will be true and correct in all respects material to J.P. Morgan’s analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to Standard Pacific with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the proposed merger would be obtained without any adverse effect on Standard Pacific or Ryland or on the contemplated benefits of the proposed merger.

J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of the opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm its opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, to Standard Pacific of the exchange ratio in the proposed merger and J.P. Morgan expressed no opinion as to the fairness of the exchange ratio to the holders of any class of securities, creditors or other constituencies of Standard Pacific or as to the underlying decision by Standard Pacific to engage in the proposed merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed merger, or any class of such persons relative to the exchange ratio in the proposed merger or with respect to the fairness of any such compensation. J.P. Morgan expressed no opinion as to the price at which the Standard Pacific common stock or the Ryland common stock will trade at any future time.

In addition, J.P. Morgan was not requested to and did not provide advice concerning the structure of the proposed merger or the specific exchange ratio. J.P. Morgan’s opinion also noted that J.P. Morgan did not participate in negotiations with respect to the terms of the proposed merger and related transactions.

The terms of the merger agreement, including the exchange ratio, were determined through arm’s length negotiations between Standard Pacific and Ryland, and the decision to enter into the merger agreement was solely that of the Standard Pacific board of directors and Ryland board of directors. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the Standard Pacific board of directors in its evaluation of the proposed merger and should not be viewed as determinative of the views of the Standard Pacific board of directors or management with respect to the proposed merger or the exchange ratio.

In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in connection with its opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the Standard Pacific board of directors on June 14, 2015 and contained in the presentation delivered to the Standard Pacific board of directors on such date in connection with the rendering of such opinion and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Many of the following analyses were presented to the Standard Pacific board of directors both before and after giving effect to the reverse stock split. However, to enhance the clarity of the presentation herein, and given that the merger agreement only sets forth the exchange ratio after giving effect to the reverse stock split, for the purposes of the following description the analyses set forth below are only presented after giving effect to the reverse stock split. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.

52-Week Historical Exchange Ratio Trading Analysis

J.P. Morgan reviewed the 52-week trading range of the Standard Pacific common stock price and the Ryland common stock price for the period ending June 12, 2015. The reference ranges were as follows (including the reverse stock split):

Including reverse stock split
Standard Pacific
52-week high	$45.95
52-week low	$32.60

Ryland
52-week high	$49.66
52-week low	$30.33

J.P. Morgan calculated the implied exchange ratio based on the closing stock price for Standard Pacific and Ryland for each day over the last 52 weeks. Including the reverse stock split, the lowest implied exchange ratio was 0.85x and the highest implied exchange ratio was 1.18x, as compared to the exchange ratio of 1.0191x in the proposed merger.

J.P. Morgan noted that the historical trading analysis was presented merely for reference purposes only, and was not relied upon for valuation purposes.

Public Trading Multiples Analysis

Using publicly available information, J.P. Morgan compared selected financial and market data of Standard Pacific and Ryland with similar data for publicly traded companies in the homebuilding sectors which J.P. Morgan judged to be sufficiently analogous to Standard Pacific and Ryland, respectively. The companies were as follows:

Standard Pacific		Ryland
Primary Peers	Secondary Peers	Primary Peers	Secondary Peers
Taylor Morrison	Lennar	Standard Pacific	Lennar
Tri Ponte	DR Horton	Taylor Morrison	DR Horton
Ryland	Toll Brothers	Tri Ponte	Toll Brothers
Meritage Homes	Pulte	Meritage Homes	Pulte
MDC Holdings	KB Home	MDC Holdings	KB Home

In all instances, multiples were based on closing stock prices on June 12, 2015. For each of the following analyses performed by J.P. Morgan, estimated financial data for the selected companies were based on the selected companies’ filings with the Securities and Exchange Commission and information J.P. Morgan obtained from FactSet Research Systems and Wall Street research, including median IBES estimates for peers. Financial data for the select companies was adjusted for capital markets activity since the companies last reported. In addition, the multiples and ratios for each of Standard Pacific and Ryland assumed fully diluted shares of 370 million for Standard Pacific and 50 million for Ryland, respectively, in each case before giving effect to the reverse stock split.

With respect to the selected companies, the information J.P. Morgan presented included:

•	Multiple of price to estimated earnings per share for 2015 and 2016 (or Price / Earnings 2015E EPS and Price / Earnings 2016E EPS, respectively).

•	Multiple of price to the adjusted book value per share (or Price / Adj. Book), as adjusted to reflect the off-balance sheet valuation allowance taken on the deferred tax assets. The adjusted book value per share included dilution from the conversion of in-the-money convertible notes and other outstanding stock awards.

The results of the analysis for the selected companies are as indicated in the following table:

	High	Low	Median	Average
Standard Pacific
Primary
Price / Earnings 2015E EPS	17.4x	11.5x	12.1x	13.2x
Price / Earnings 2016E EPS	13.0x	10.0x	10.2x	10.8x
Price / Adj. Book	1.7x	1.1x	1.6x	1.5x
Secondary
Price / Earnings 2015E EPS	17.8x	14.2x	15.1x	15.7x
Price / Earnings 2016E EPS	14.1x	11.5x	12.4x	12.7x
Price / Adj. Book	2.0x	0.8x	1.7x	1.6x

Ryland
Primary
Price / Earnings 2015E	17.4x	11.5x	12.9x	13.5x
Price / Earnings 2016E	13.0x	10.0x	10.7x	11.0x
Price / Adj. Book	1.7x	1.1x	1.6x	1.5x
Secondary
Price / Earnings 2015E	17.8x	14.2x	15.1x	15.7x
Price / Earnings 2016E	14.1x	11.5x	12.4x	12.7x
Price / Adj. Book	2.0x	0.8x	1.7x	1.6x

Based on the above analysis, J.P. Morgan then derived a multiple reference range primarily based on the primary peers of each of Standard Pacific and Ryland of 11.5x to 13.75x for Price / Earnings 2015E (for each of Standard Pacific and Ryland), 10.0x to 11.25x for Price / Earnings 2016E (for each of Standard Pacific and Ryland) and 1.3x to 1.7x for Price / Adj. Book (for each of Standard Pacific and Ryland). After applying such ranges to the appropriate Standard Pacific and Ryland metrics, the analysis indicated the following implied equity values per share of Standard Pacific common stock and Ryland common stock (including the reverse stock split), as compared to the current stock price of $41.80 for Standard Pacific (including the reverse stock split) and $42.79 for Ryland:

Including reverse stock split
Standard Pacific
Price / Earnings 2015E EPS	$39.50 - $47.20
Price / Earnings 2016E EPS	$46.50 - $52.35
Price / Adj. Book	$31.40 - $41.05

Ryland
Price / Earnings 2015E EPS	$44.15 - $52.75
Price / Earnings 2016E EPS	$47.65 - $53.60
Price / Adj. Book	$31.95 - $41.75

For each of the three analyses, J.P. Morgan then calculated (1) the ratio of the highest implied equity value per share for Standard Pacific to the lowest implied equity value per share for Ryland, and (2) the ratio of the lowest implied equity value per share for Standard Pacific to the highest implied equity value per share for Ryland to derive the following implied exchange ratio ranges, in each case as compared to the exchange ratio in the proposed merger (i.e., 1.0191x):

Including reverse stock split
Price / Earnings 2015E EPS	0.94x - 1.34x
Price / Earnings 2016E EPS	0.91x - 1.15x
Price / Adj. Book	0.78x - 1.33x

Contribution Analysis

J.P. Morgan performed a relative contribution analysis of Standard Pacific and Ryland in which J.P. Morgan reviewed selected operational and market data, as well as selected historical financial information and financial projections provided to J.P. Morgan by Standard Pacific management for each of Standard Pacific and Ryland, to determine Standard Pacific’s and Ryland’s relative contribution to the combined company following the proposed merger. In particular, J.P. Morgan analyzed Standard Pacific’s and Ryland’s relative contribution to (i) total inventory, book value of equity and current market value of equity; and (ii) for the fiscal years 2014 (actual) and 2015 to 2016 (projections), adjusted homebuilding gross margin, homebuilding pre-tax income and net income. Based on such relative contributions of Standard Pacific and Ryland to the combined company following the proposed merger as calculated in the contribution analysis, J.P. Morgan determined a range of implied exchange ratios (including the reverse stock split). Including the reverse stock split, the implied exchange ratios ranged from 0.99x to 1.68x, as compared to the exchange ratio of 1.0191x in the proposed merger.

Discounted Cash Flow Analysis

J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share for Standard Pacific common stock and Ryland common stock. A discounted cash flow analysis is a method of evaluating an asset using estimates of the future unlevered free cash flows generated by the asset and taking into consideration the time value of money with respect to those future cash flows by calculating their “present value.” The “unlevered free cash flows” refers to a calculation of the future cash flows of an asset without including in such calculation any debt servicing costs. J.P. Morgan treated stock-based compensation as a cash expense in the unlevered free cash flow calculation for purposes of its discounted cash flow analysis, as stock-based compensation was viewed as a true economic expense of the business. “Present value” refers to the current value of one or more future cash payments from the asset, which is referred to as that asset’s cash flows, and is obtained by discounting those cash flows back to the present using a discount rate that takes into account macro-economic assumptions and estimates of risk, the opportunity cost of capital, capitalized returns and other appropriate factors. “Terminal value” refers to the capitalized value of all cash flows from an asset for periods beyond the final forecast period.

J.P. Morgan calculated the present value of unlevered free cash flows that each of Standard Pacific and Ryland is expected to generate during the period from the second quarter of calendar year 2015 through the end of 2024 using financial projections without Synergies for Standard Pacific and Ryland as provided by Standard Pacific management. In particular, for the purposes of developing a 9.75-year discounted cash flow valuation, terminal year projections for both Standard Pacific and Ryland were developed, reviewed and approved by Standard Pacific management.

J.P. Morgan also calculated a range of terminal values for each of Standard Pacific and Ryland at December 31, 2024 by applying a perpetual growth rate ranging from 0.5% to 1.5% to the unlevered free cash flow of each of Standard Pacific and Ryland during 2024. The unlevered free cash flows and range of terminal values for each company were then discounted to present values using a discount rate range of 8.5% to 9.5%, which range was chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Standard Pacific and Ryland. The present value of the unlevered free cash flows and the range of terminal values for each company were then adjusted for March 31, 2015 net debt and other adjustments (calculated as total debt and minority interest, net of cash and cash equivalents, unconsolidated investments and net present value of tax attributes discounted using a discount rate of 8.5% to 9.5%) to indicate the range of implied fully diluted equity values set forth in the table below (including the reverse stock split):

Including reverse stock split
Standard Pacific	$49.70 - $63.35
Ryland	$59.55 - $75.45

J.P. Morgan then calculated (1) the ratio of the highest implied equity value per share for Standard Pacific to the lowest implied equity value per share for Ryland, and (2) the ratio of the lowest implied equity value per share for Standard Pacific to the highest implied equity value per share for Ryland to derive implied exchange ratio ranges. Including the reverse stock split, the range of implied exchange ratios was 0.94x to 1.52x, as compared to the exchange ratio in the proposed merger of 1.0191x.

Other

Historical Exchange Ratio Analysis

J.P. Morgan reviewed the per share daily closing market price of Standard Pacific common stock and Ryland common stock for the three-year period ending on June 12, 2015 and calculated the implied historical exchange ratios during this period (including the reverse stock split). Specifically, for each trading day, J.P. Morgan divided the daily closing price per share of Ryland common stock by that of Standard Pacific common stock. J.P. Morgan calculated (i) the exchange ratio based on the 28-day volume weight average price period (the “28-day VWAP”) beginning on May 5, 2015 and ending on June 12, 2015 and (ii) the average of the implied historical exchange ratios (including the reverse stock split) for the one-month, three-month, six-month, one-year and three-year periods. The analysis resulted in the following average implied exchange ratios for the dates and periods indicated, all as compared to the exchange ratio in the proposed merger of 1.0191x:

Average exchange ratio
Current (as of 6/12/2015)	1.024x
28-day VWAP	1.0191x
1 month	1.022x
3 months	1.052x
6 months	1.061x
1 year	0.995x
3 years	0.965x

The historical exchange ratio analysis was presented merely for reference purposes only, and was not relied upon for valuation purposes.

Analyst Price Targets

J.P. Morgan reviewed the price targets for Standard Pacific and Ryland published by 7 and 13 equity research analysts, respectively, covering Standard Pacific and Ryland. The price targets presented were in the following ranges: including the reverse stock split, the price target range for Standard Pacific was $42.50 to $50.00 and for Ryland was $32.00 to $55.00.

The analyst price targets were presented merely for reference purposes only, and were not relied upon for valuation purposes.

Illustrative Value Creation Analysis

J.P. Morgan conducted an illustrative value creation analysis that compared the implied equity value per share of Standard Pacific common stock derived from a discounted cash flow valuation on a standalone basis to the pro forma combined company implied equity value per share. J.P. Morgan determined the pro forma combined company implied equity value per share by calculating: (i) the sum of (a) the implied equity value of each of Standard Pacific and Ryland using the midpoint value of each as determined in J.P. Morgan’s discounted cash flow analysis described above in “—Discounted Cash Flow Analysis” and (b) 100% of the estimated 9.75-year discounted present value of the Synergies, applying a 1.0% perpetuity growth rate, net of estimated transaction and integration costs, discounted to present value using the midpoint of a discount rate range of 8.5% to 9.5%, and divided by (ii) the pro forma diluted number of shares outstanding based upon the exchange ratio provided for in the proposed merger (i.e., 1.0191x). The analysis indicated, on an illustrative basis, that the merger created hypothetical incremental implied value for the holders of Standard Pacific common stock.

J.P. Morgan noted that the value creation analysis was a hypothetical, illustrative analysis only and was not a prediction as to future share trading. The illustrative value creation analysis was presented merely for reference purposes only, and was not relied upon for valuation purposes.

Miscellaneous

The foregoing summary of certain financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole and the narrative description of the analyses, could create an incomplete view of the processes underlying its analyses and opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of Standard Pacific or Ryland. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.

Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or performed by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to Standard Pacific or Ryland. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analyses, may be considered similar to those of Standard Pacific and Ryland, taking into account such companies’ relative size. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to Standard Pacific and Ryland.

As part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. J.P. Morgan was selected by Standard Pacific as its financial advisor with respect to the proposed merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with Standard Pacific, Ryland and the industries in which they operate.

J.P. Morgan received a fee from Standard Pacific for the delivery of its opinion equal to $4 million. J.P. Morgan may also receive an additional fee from Standard Pacific upon closing of the proposed merger at the discretion of Standard Pacific. Such fee is completely discretionary and was included in the engagement letter to allow Standard Pacific to pay J.P. Morgan an additional fee, if Standard Pacific determined, in its sole discretion, that such additional fee was appropriate without the need to enter into an amended engagement letter. In its determination as to whether to pay such additional fee to J.P. Morgan, the board of directors of Standard Pacific will consider, among other things, whether J.P. Morgan provided services additional to those contemplated by the engagement letter and Standard Pacific’s assessment of the performance by J.P. Morgan of its services provided under the engagement letter. If any additional fee is paid, it is not contemplated that the aggregate fees paid to J.P. Morgan would be in excess of customary fees for transactions such as the merger. In addition, Standard Pacific has agreed to indemnify J.P. Morgan for certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Standard Pacific and Ryland for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as lead left arranger on an amendment to Standard Pacific’s revolving credit facility in October 2013, as lead left arranger and lead left bookrunner on an amendment to Standard Pacific’s revolving credit facility in July 2014, as joint bookrunner on Standard Pacific’s offering of debt securities in November 2014 and as joint lead arranger and joint lead bookrunner on Ryland’s facility agreement in November 2014. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Standard Pacific, for which it receives customary compensation or other financial benefits. During the preceding two year period ending on May 31, 2015, the aggregate fees received by J.P. Morgan from Standard Pacific were $1,700,000 and from Ryland were $1,300,000. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of each of the outstanding Standard Pacific common stock and Ryland common stock. In the ordinary course of J.P. Morgan’s businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities of Standard Pacific or Ryland for its own account or for the accounts of customers and, accordingly, J.P. Morgan may at any time hold long or short positions in such securities.

Ryland’s Reasons for the Merger; Recommendation of the Ryland Board of Directors

At its meeting on June 14, 2015, the Ryland board of directors unanimously approved the merger agreement and the transactions contemplated thereby, including the merger and the amended and restated certificate of incorporation and bylaws of the Surviving Corporation. The Ryland board of directors unanimously recommends that Ryland stockholders vote “FOR” each of the proposals being submitted to a vote of the Ryland stockholders at the Ryland special meeting.

The Ryland board of directors considered many reasons in making its decision to recommend the adoption of the merger agreement and approval of the transactions contemplated thereby. In arriving at its decision, the Ryland board of directors consulted with Ryland’s senior management, legal advisors, financial advisors and other advisors, reviewed a significant amount of information, considered a number of reasons and concluded in its business judgment that the proposed merger is likely to result in significant strategic and financial benefits to Ryland and its stockholders, including a number of positive reasons (not in any relative order of importance):

Strategic and Financial Benefits of Merger

•	that merging Ryland and Standard Pacific would provide the long-term strategic benefit of creating a more diversified company, with increased scope and scale of homebuilding activities, and becoming the 4th largest homebuilder in the United States;

•	that the Surviving Corporation would have a broader geographic sales footprint by significantly strengthening Ryland’s presence in California, an important and profitable market, and adding 7 new markets to those currently served by Ryland;

•	that the Surviving Corporation would increase Ryland’s product diversification by offering customers more homes in the second move-up and luxury categories than are currently offered by Ryland;

•	the expectation that the Surviving Corporation would have improved access to capital over the long term with a lower cost of capital, including equity and debt, based on the anticipated capital structure of the Surviving Corporation;

•	that the merger of Ryland and Standard Pacific will enable the Surviving Corporation to integrate the skill sets and capabilities of each of the companies’ management teams and to take advantage of strategic opportunities with an enhanced platform;

•	the expectation that the Surviving Corporation would achieve cost savings from, among other things, reductions in corporate overhead and back office costs in comparison to both companies on a stand-alone basis;

•	the potential opportunities for greater operational efficiencies and synergies through conducting Ryland’s and Standard Pacific’s operations as part of a single enterprise;

•	the expectation that combining Ryland and Standard Pacific would promote earnings per share accretion (in comparison to Ryland on a stand-alone basis) through realization of synergies;

•	the benefits of a larger market capitalization and greater trading volume and liquidity for the shares of common stock of the Surviving Corporation than for Ryland on a stand-alone basis;

•	the prospects for the Surviving Corporation given the Ryland board of directors’ knowledge of Ryland’s business, operations, financial condition, earnings and prospects and the Ryland board of directors’ knowledge of Standard Pacific’s business, operations, financial condition, earnings and prospects, taking into account Standard Pacific’s publicly-filed information and the results of Ryland’s due diligence review of Standard Pacific;

•	the Surviving Corporation’s ability to keep Ryland’s and Standard Pacific’s existing indebtedness (other than their revolving credit lines) outstanding and to operate under the covenants of such indebtedness and/or the Surviving Corporation’s ability to refinance such indebtedness on reasonable terms and the Surviving Corporation’s ability to increase its bank lines of credit;

•	the current and prospective competitive climate in the homebuilding industry in which Ryland and Standard Pacific operate, including the potential for further consolidation in the industry in the United States;

•	that the benefits of the transaction could be realized in a “merger of equals,” without a sale of control, which the Ryland board of directors did not believe was in the best interests of Ryland or its stockholders;

•	the structure of the transaction as a “merger of equals,” including the governance terms providing that:

•	the board of directors of the Surviving Corporation will include equal representation from each of Ryland and Standard Pacific, with the 10-member board of directors comprised of 5 members from the existing Ryland board of directors and 5 members from the existing Standard Pacific board of directors;

•	the committees of the board of directors of the Surviving Corporation will consist of an audit committee (chaired by Ryland-designated director), a nominating and corporate governance committee (chaired by a Standard Pacific-designated director) and a compensation committee (chaired by a Ryland-designated director), each of which will consist of 2 independent Ryland-designated directors and 2 independent Standard-Pacific-designated directors;

•	the “merger of equals” governance terms will be in effect for a period of 3 years following the merger unless amended by the affirmative vote of at least 75% of the entire board of directors of the Surviving Corporation;

•	Mr. Nicholson, the current president and chief executive officer of Ryland, will be the president and chief executive officer of the Surviving Corporation, subject to a 3-year employment agreement that provides he may not be terminated without cause without the affirmative vote of at least 75% of the entire board of directors of the Surviving Corporation (excluding Mr. Nicholson);

•	Mr. Stowell, the current president and chief executive officer of Standard Pacific, will be the executive chairman of the board of directors of the Surviving Corporation, subject to a 3-year employment agreement that provides he may not be terminated without cause without the affirmative vote of at least 75% of the entire board of directors of the Surviving Corporation (excluding Mr. Stowell);

•	Mr. Jews, the current chairman of the Ryland board of directors, will be the lead independent director of the board of directors of the Surviving Corporation and may not be removed from that position without the affirmative vote of at least 75% of the entire board of directors of the Surviving Corporation (excluding Mr. Jews);

•	the fact that MatlinPatterson, which holds 49% of the total voting power of Standard Pacific’s capital stock, had indicated it would agree, upon execution of the merger agreement, (i) to enter into a voting agreement providing that it will vote in favor of the adoption of the merger agreement and the approval of the transactions contemplated thereby, (ii) to amend and restate its stockholders agreement with Standard Pacific to reduce its rights to representation on the board of directors of the Surviving Corporation, to support the “merger of equals” governance terms discussed above and to ensure that it disposes of its shares of common stock of the Surviving Corporation in an orderly and widely-distributed manner no earlier than 6 months following the merger; and (iii) to convert its shares of Standard Pacific junior preferred stock into common stock of the Surviving Corporation immediately following the merger;

•	the fact that the terms and conditions of the merger agreement are generally reciprocal, including the termination fees (which each represent approximately the same percentage of the enterprise value of the party paying such fee), which is consistent with the principles underlying the “merger of equals” structure for the transaction;

•	the fact that the exchange ratio reflects no premium paid to Standard Pacific’s stockholders and is based on the volume weighted average price for both companies from May 5, 2015 through June 12, 2015, the last trading date before the date of signing, which is consistent with the principles underlying the “merger of equals” structure for the transaction;

•	the fact that the exchange ratio is fixed and will not fluctuate based upon changes in the market price of Ryland common stock or Standard Pacific common stock between the date of the merger agreement and the date of the completion of the merger;

•	the fact that the merger agreement permits Ryland to continue paying its regular quarterly cash dividend to holders of Ryland common stock, not to exceed $0.03 per share per quarter, which dividend will not result in any adjustment to the exchange ratio;

•	the long-term and recent historical trading prices with respect to shares of Ryland common stock and Standard Pacific common stock and the amount of the merger consideration;

•	the oral and written opinion of Lazard to the Ryland board of directors dated June 14, 2015, and related financial analysis by Lazard to the Ryland board of directors on such date, to the effect that, as of the date of such written opinion and based on and subject to the various factors, assumptions, qualifications and limitations described therein, the exchange ratio in the proposed merger was fair, from a financial point of view, to Ryland. A copy of such written opinion is included as Annex C to this joint proxy statement/prospectus and described under “—Opinion of Ryland’s Financial Advisor,” beginning on page 72;

•	the expectation that the merger will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

•	the fact that Ryland stockholders will own approximately 41% of the Surviving Corporation on a fully-diluted basis immediately following the effective time of the merger and will continue to participate in potential appreciation in equity value of the Surviving Corporation;

•	the terms and conditions of the merger agreement, including the commitments by both Ryland and Standard Pacific to complete the merger and the ability of Ryland and Standard Pacific to match the terms of any potentially superior offer that the other may receive, supporting the likelihood of completing the merger;

•

the fact that the merger agreement does not preclude a third party from making an unsolicited proposal for a competing transaction with Ryland or Standard Pacific, that under certain circumstances, Ryland or Standard Pacific, as applicable, may furnish non-public information to and enter into discussions with such third party regarding the competing transaction and the Ryland or Standard Pacific boards of directors, as applicable, may withdraw or modify its recommendation to Ryland or Standard Pacific stockholders regarding the merger, subject to the changing party paying the other party a termination fee (of $75 million payable by Ryland if its board of directors changes its recommendation and $125 million payable by Standard Pacific if its board of directors changes its recommendation) if the other party elects to terminate the merger agreement as a result;

•	the fact that up to $4 million of Ryland’s transaction expenses will be reimbursed in the event that Standard Pacific stockholders do not adopt the merger agreement; and

•	that adopting a forum selection bylaw could mitigate the costs, delays and diversion of management resulting from potential stockholder litigation related to the transactions; and

•	the likelihood of completing the merger on the anticipated schedule.

Uncertainties, Risks and Potentially Negative Reasons

In the course of its deliberations, the Ryland board of directors also considered a variety of uncertainties, risks and other potentially negative reasons relevant to the transaction, including the following:

•	the restrictions on the conduct of Ryland’s business during the period between the execution of the merger agreement and the completion of the merger;

•	the costs associated with the completion of the merger and the realization of the benefits expected to be obtained in connection with the merger, including management’s time and energy and potential opportunity cost;

•	the challenges in absorbing the effect of any failure to complete the merger, including potential termination fees and stockholder and market reactions;

•	the potential earnings dilution to Ryland’s stockholders following the merger;

•	the challenges inherent in the merger of two businesses of the size and complexity of Ryland and Standard Pacific, including the possible diversion of management attention for an extended period of time;

•	the potential for diversion of management and employee attention during the period prior to completion of the merger, and the potential negative effects on Ryland’s and the Surviving Corporation’s business;

•	the risk of not being able to realize all of the anticipated cost savings and operational synergies between Ryland and Standard Pacific and the risk that other anticipated benefits might not be realized;

•	the difficulties of combining the businesses and workforces of Ryland and Standard Pacific based on, among other things, differences in the cultures of the two companies;

•	Standard Pacific’s right, subject to certain conditions, to respond to and negotiate with respect to certain alternative takeover proposals made prior to the time Standard Pacific’s stockholders adopt the merger agreement, and the right of the Standard Pacific board of directors to withdraw or modify in a manner adverse to Ryland its recommendation to Standard Pacific stockholders regarding the merger, subject to Standard Pacific paying Ryland a termination fee of $125 million in the event that Ryland elects to terminate the merger agreement as a result and Ryland’s right to force a vote of Standard Pacific’s stockholders on the merger, notwithstanding such change in recommendation;

•	the risk that Ryland stockholders or Standard Pacific stockholders may object to and challenge the merger and take actions that may prevent or delay the consummation of the merger, including to vote down the proposals at the Ryland or Standard Pacific special meetings;

•	the risk that third parties may seek to characterize the transaction as a sale of control rather than a “merger of equals,” notwithstanding the structure of the transaction to the contrary;

•	the likelihood, given trends in public merger transactions, of potential stockholder litigation, and the attendant costs, delays and diversion of management;

•	the fact that the merger agreement includes restrictions on the ability of Ryland to solicit proposals for alternative transactions or engage in discussion regarding such proposals, subject to certain exceptions, and on the Ryland board of directors to withdraw or modify in a manner adverse to Standard Pacific its recommendation to Ryland stockholders regarding the merger, subject to Ryland paying Standard Pacific a termination fee of $75 million in the event that Standard Pacific elects to terminate the merger agreement as a result, each of which could have the effect of discouraging such proposals from being made or pursued;

•	the risk that, notwithstanding a decision by the Ryland board of directors to withdraw or modify in a manner adverse to Standard Pacific its recommendation to Ryland stockholders regarding the merger, Standard Pacific could force a vote of Ryland’s stockholders on the merger;

•	the risk that Ryland could be required to reimburse up to $4 million of Standard Pacific’s transaction expenses in the event that Ryland stockholders do not adopt the merger agreement and approve the merger;

•	the potential that the fixed exchange ratio under the merger agreement could result in Standard Pacific delivering less value to the Ryland stockholders than had been anticipated by Ryland should the value of the shares of Standard Pacific common stock decrease from the date of the execution of the merger agreement; and

•	risks of the type and nature described under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” beginning on pages 27 and 35, respectively.

Further, the Ryland board of directors considered that some members of the Ryland board of directors and certain Ryland executive officers have interests in the proposed merger as individuals that are in addition to, and that may be different from, the interest of the Ryland stockholders generally, as described under “The Merger—Interests of Ryland Directors and Executive Officers in the Merger” beginning on page 84.

After considering the foregoing potentially negative and potentially positive reasons, the Ryland board of directors unanimously concluded, in its business judgment, that the potentially positive reasons relating to the merger agreement and the transactions contemplated thereby (including the merger) outweighed the potentially negative reasons.

The foregoing discussion of the information and reasons considered by the Ryland board of directors is not exhaustive but is intended to reflect the material reasons considered by the Ryland board of directors in its consideration of the merger. In view of the complexity, and the large number, of the reasons considered, the Ryland board of directors, both individually and collectively, did not find it practicable to and did not attempt to quantify or assign any relative or specific weight to the various reasons. Rather, the Ryland board of directors based its recommendation on the totality of the information presented to and considered by it. In addition, individual members of the Ryland board of directors may have given different weight to different reasons.

The foregoing discussion of the information and reasons considered by the Ryland board of directors is forward-looking in nature. This information should be read in light of the reasons described under “Special Note Regarding Forward-Looking Statements” beginning on page 35.

Opinion of Ryland’s Financial Advisor

Opinion of Lazard

Ryland has retained Lazard to act as its financial advisor in connection with the merger. As part of this engagement, Ryland requested that Lazard evaluate the fairness, from a financial point of view, to the holders of

Ryland common stock of the exchange ratio. At a meeting of the Ryland board held to evaluate the merger on June 14, 2015, Lazard rendered an oral opinion to the Ryland board, subsequently confirmed in writing, to the effect that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in Lazard’s written opinion, the exchange ratio was fair, from a financial point of view, to the holders of Ryland common stock.

The full text of Lazard’s written opinion, dated June 14, 2015, which sets forth the assumptions made, procedures followed, factors considered and qualifications and limitations on the review undertaken by Lazard in connection with its opinion, is attached as Annex C to this joint proxy statement/prospectus and is incorporated herein by reference. We encourage you to read Lazard’s opinion carefully and in its entirety. Lazard’s opinion was provided for the use and benefit of the Ryland board (in its capacity as such) in its evaluation of the merger, and addressed only the fairness, as of the date of the opinion, from a financial point of view, to holders of Ryland common stock of the exchange ratio provided for in the merger. Lazard’s opinion is not intended to and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the merger or any matter relating thereto.

Lazard’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Lazard as of, the date of Lazard’s opinion. Lazard assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of Lazard’s opinion. Lazard’s opinion did not express any opinion as to the price at which shares of Ryland common stock or Standard Pacific common stock may trade at any time subsequent to the announcement of the merger. In connection with its engagement, Lazard was not involved in the negotiation or execution of the merger and Lazard was not authorized to, and did not, solicit indications of interest from third parties regarding a potential transaction with Ryland. Lazard’s opinion does not address the relative merits of the merger as compared to any other transaction or business strategy in which Ryland might engage or the merits of the underlying decision by Ryland to engage in the merger.

In connection with its opinion, Lazard:

•	Reviewed the financial terms and conditions of a draft, dated June 12, 2015, of the merger agreement;

•	Reviewed certain publicly available historical business and financial information relating to Ryland and Standard Pacific;

•	Reviewed various financial forecasts and other data provided to Lazard by Ryland relating to the business of Ryland, financial forecasts and other data provided to Lazard by Standard Pacific relating to the business of Standard Pacific, and the projected synergies and other benefits, including the amount and timing thereof, anticipated by the managements of Ryland and Standard Pacific to be realized from the merger;

•	Held discussions with members of the senior managements of Ryland and Standard Pacific with respect to the businesses and prospects of Ryland and Standard Pacific, respectively, and the projected synergies and other benefits anticipated by the managements of Standard Pacific and Ryland to be realized from the merger;

•	Reviewed public information with respect to certain other companies in lines of business Lazard believed to be generally relevant in evaluating the businesses of Ryland and Standard Pacific, respectively;

•	Reviewed the financial terms of certain business combinations involving companies in lines of business Lazard believed to be comparable in certain respects to the businesses of Ryland and Standard Pacific, respectively;

•	Reviewed historical stock prices and trading volumes of Ryland common stock and Standard Pacific common stock;

•	Reviewed the potential pro forma financial impact of the merger on the Surviving Corporation based on the financial forecasts referred to above relating to Ryland and Standard Pacific; and

•	Conducted such other financial studies, analyses and investigations as Lazard deemed appropriate.

Lazard assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. Lazard did not conduct any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of Ryland or Standard Pacific or concerning the solvency or fair value of Ryland, Standard Pacific or the Surviving Corporation, and Lazard was not furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in Lazard’s analyses, including those related to projected synergies and other benefits anticipated by the managements of Standard Pacific and Ryland to be realized from the merger, Lazard assumed, with the consent of Ryland, that they were reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of Ryland and Standard Pacific, respectively, and such synergies and other benefits. Lazard assumed no responsibility for and expressed no view as to any such forecasts or the assumptions on which they are based.

In rendering its opinion, Lazard assumed, with the consent of Ryland, that the merger will be consummated on the terms described in the draft merger agreement, without any waiver or modification of any material terms or conditions. Lazard also assumed, with the consent of Ryland, that obtaining the necessary governmental, regulatory or third party approvals and consents for the merger will not have an effect on Ryland, Standard Pacific or the merger that is material, in any respect, to Lazard’s analysis in connection with Lazard’s opinion. Lazard further assumed, with the consent of Ryland, that the merger will qualify for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code. Lazard did not express any opinion as to any tax or other consequences that might result from the merger, nor does Lazard’s opinion address any legal, tax, regulatory or accounting matters, as to which Lazard understood that Ryland obtained such advice as it deemed necessary from qualified professionals. Lazard expressed no view or opinion as to any terms or other aspects (other than the exchange ratio provided for in the merger to the extent expressly specified in the opinion) of the merger. In addition, Lazard expressed no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the merger, or class of such persons, relative to the exchange ratio or otherwise.

Summary of Lazard’s Financial Analyses

The following is a summary of the material financial analyses reviewed with the Ryland board in connection with Lazard’s opinion, dated June 14, 2015. The summary of Lazard’s analyses and reviews provided below is not a complete description of the analyses and reviews underlying Lazard’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description.

In arriving at its opinion, Lazard did not draw, in isolation, conclusions from or with regard to any particular factor or analysis considered by it. Rather, Lazard made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses. Considering selected portions of the analyses and reviews in the summary set forth below, without considering the analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying Lazard’s opinion.

For purposes of its analyses and reviews, Lazard considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Ryland and Standard Pacific. No company, business or transaction used in Lazard’s analyses and reviews as a comparison is identical to Ryland, Standard Pacific or the merger, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions used in Lazard’s analyses and reviews. The estimates contained in Lazard’s analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Lazard’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Lazard’s analyses and reviews are inherently subject to substantial uncertainty.

The summary of the analyses and reviews provided below includes information presented in tabular format. In order to fully understand Lazard’s analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Lazard’s analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Lazard’s analyses and reviews.

Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before June 12, 2015, and is not necessarily indicative of current market conditions.

Selected Comparable Companies Analysis

In performing its selected comparable companies analysis with respect to Ryland, Lazard reviewed and analyzed selected public companies that it viewed as generally relevant in evaluating Ryland, based on having comparable market capitalizations, asset portfolios and similar business strategies to Ryland. No companies with comparable market capitalizations, asset portfolios and similar business strategies were excluded from the analysis. In performing these analyses, Lazard reviewed and analyzed publicly available financial information relating to the selected public companies, and compared such information to the corresponding information for Ryland. Lazard compared Ryland to the following public companies (the “Ryland selected companies”):

•	Standard Pacific

•	TRI Pointe Homes, Inc.

•	Taylor Morrison Home Corporation

•	Meritage Homes Corporation

•	M.D.C. Holdings, Inc.

•	KB Home

For each of the Ryland selected companies, Lazard calculated and compared, among other things, (i) the ratio of each company’s equity market capitalization implied by its June 12, 2015 share price to its latest available adjusted tangible book equity value or “P/ABV,” and (ii) the ratio of each company’s June 12, 2015 share price to its fiscal year 2016 estimated earnings per share or “P/E”. The financial information for each of the Ryland selected companies listed above and used by Lazard in its analysis was based on public filings, FactSet market prices, SNL Financial data, publicly available Wall Street research and other publicly available information. The fiscal year 2016 estimated earnings per share used by Lazard in its analysis for each of the Ryland selected companies were based on Wall Street consensus estimates per SNL Financial.

Based on its review of the Ryland selected companies and its experience and professional judgment, Lazard applied P/ABV multiples of 1.2x to 1.7x to the adjusted tangible book equity value of Ryland as of March 31, 2015 and P/E multiples of 9.8x to 11.8x to the 2016 estimated earnings per share as provided by Ryland management. The results of this analysis implied an equity value range for Ryland of $28.28 to $39.80 using the adjusted tangible book equity value and a range of $51.33 to $61.83 using estimated earnings per share, as compared to the volume weighted average price since May 5, 2015 of $42.01.

Standard Pacific:

In performing its selected comparable companies analysis with respect to Standard Pacific, Lazard reviewed and analyzed selected public companies that it viewed as generally relevant in evaluating Standard Pacific, based on having comparable market capitalization, asset portfolios and similar business strategies to Standard Pacific. In performing these analyses, Lazard reviewed and analyzed publicly available financial information relating to the selected public companies, and compared such information to the corresponding information for Standard Pacific. Lazard compared Standard Pacific to the following public companies (the “Standard Pacific selected companies”):

•	Ryland

•	TRI Pointe Homes, Inc.

•	Taylor Morrison Home Corporation

•	Meritage Homes Corporation

•	M.D.C. Holdings, Inc.

•	KB Home

For each of the Standard Pacific selected companies, Lazard calculated and compared, among other things, (i) each company’s P/ABV as of June 12, 2015 and (ii) each company’s P/E as of June 12, 2015. The financial information for each of the Standard Pacific selected companies listed above and used by Lazard in its analysis was based on public filings, FactSet market prices, SNL Financial data, publicly available Wall Street research and other publicly available information. The fiscal year 2016 estimated earnings per share used by Lazard in its analysis for each of the Standard Pacific selected companies were based on Wall Street consensus estimates per SNL Financial.

Based on its review of the Standard Pacific selected companies and its experience and professional judgment, Lazard applied P/ABV multiples of 1.2x to 1.7x to the adjusted tangible book equity value of Standard Pacific as of March 31, 2015 and P/E multiples of 9.4x to 11.4x to the 2016 estimated earnings per share as provided by Standard Pacific management. The results of this analysis implied an equity value range for Standard Pacific of $5.62 to $7.92 using the adjusted tangible book equity value and a range of $8.78 to $10.64 using estimated earnings per share, as compared to the volume weighted average price since May 5, 2015 of $8.24.

Implied Exchange Ratio:

Lazard then calculated implied exchange ratio reference ranges by dividing the low end of the implied per share equity value reference range for Ryland, by the high end of the implied per share equity value reference range for Standard Pacific, in each case as determined by the selected publicly traded companies analyses, and by dividing the high end of the implied per share equity value reference range for Ryland, by the low end of the implied per share equity value reference range for Standard Pacific, in each case as determined by the selected comparable companies analyses. This analysis indicated the range of implied exchange ratios set forth below (before giving effect to the 1:5 reverse stock split), as compared to the exchange ratio of 5.10x (which is the exchange ratio provided for in the merger of 1.0191x before giving effect to the 1:5 reverse stock split and rounded to two decimal places):

Implied Exchange Ratio
P/ABV Analysis	3.6x to 7.1x
P/E Analysis	4.8x to 7.0x

Discounted Cash Flow Analysis

Ryland:

Lazard performed a discounted cash flow analysis of Ryland to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Ryland projected to generate through 2019 based on the projections provided by Ryland management. Lazard also calculated estimated terminal values for Ryland by applying a perpetual growth rate. The standalone unlevered, after-tax free cash flows and terminal values were discounted to present value using discount rates ranging from 7.9% to 8.9%. The discount rates applicable to Ryland were based, among other things, on Lazard’s’ judgment of the estimated range of weighted average capital cost based on an analysis of the selected comparable companies discussed above. A range of implied equity values for Ryland was then calculated by reducing the range of implied enterprise values by the amount of Ryland’s net debt and net other assets and liabilities as of the end of the first fiscal quarter of 2015. Using the midpoint of the weighted average capital cost range of 8.4%, the analysis indicated an implied per-share equity value reference range for Ryland of approximately $36.26 to $51.37.

Standard Pacific:

Lazard performed a discounted cash flow analysis of Standard Pacific to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Standard Pacific projected to generate through 2019 based on the projections provided by Standard Pacific management. Lazard also calculated estimated terminal values for Standard Pacific by applying a perpetual growth rate. The standalone unlevered, after-tax free cash flows and terminal values were discounted to present value using discount rates ranging from 7.0% to 8.0%. The discount rates applicable to Standard Pacific were based, among other things, on Lazard’s’ judgment of the estimated range of weighted average capital cost based on an analysis of the selected comparable companies discussed above. A range of implied equity values for Standard Pacific was then calculated by reducing the range of implied enterprise values by the amount of Standard Pacific’s net debt and net other assets and liabilities as of the end of the first fiscal quarter of 2015. Using the midpoint of the weighted average capital cost range of 7.5%, the analysis indicated an implied per-share equity value reference range for Standard Pacific of approximately $13.71 to $18.82.

Implied Exchange Ratio:

Lazard then calculated an implied exchange ratio reference range by dividing the low end of the implied per share equity value reference range for Ryland, by the high end of the implied per share equity value reference range for Standard Pacific, in each case as determined by the discounted cash flow analyses and by dividing the high end of the implied per share equity value reference range for Ryland, by the low end of the implied per share equity value reference range for Standard Pacific, in each case as determined by the discounted cash flow analyses. This analysis indicated a range of implied exchange ratios (before giving effect to the 1:5 reverse stock split) of 1.9x to 3.7x, as compared to the exchange ratio of 5.10x (which is the exchange ratio provided for in the merger of 1.0191x before giving effect to the 1:5 reverse stock split and rounded to two decimal places).

“Has-Gets” Analysis From the Perspective of the Ryland Stockholders

Utilizing the financial information described above, Lazard compared the stand-alone per share value of Ryland to the pro forma per share value of the Surviving Corporation after giving effect to the merger, including (1) realization of projected synergies as provided to Lazard by Ryland management, (2) a 41% / 59% ownership split of the Surviving Corporation by former Ryland stockholders and former Standard Pacific stockholders, respectively and (3) the inclusion of estimated transaction costs. Lazard used the above assumptions for calculating an estimated premium of 64% to Ryland stockholders utilizing a discounted cash flow methodology to determine the value of the projected synergies, discounted to present value utilizing a blended weighted average cost of capital of 7.8%, and a discount of 2% to Ryland stockholders based on a P/E analysis utilizing the midpoint of the P/E multiple of the Ryland selected companies described above.

Other Analyses

The analyses and data described below were presented to the Ryland board for informational purposes only and did not provide the basis for the rendering of Lazard’s opinion.

Historical Trading Price Analysis:

Lazard reviewed the range of trading prices for Ryland common stock and Standard Pacific common stock for the 52 weeks ended June 12, 2015. Lazard observed that, during this period, the daily closing prices of Ryland common stock ranged from $30.33 to $49.21 per share on October 13, 2014 and March 31, 2015, respectively, and the daily closing prices of Standard Pacific common stock ranged from $6.52 to $9.19 per share on January 16, 2015 and April 8, 2015, respectively.

Historical Exchange Ratio Analysis

Lazard reviewed the range of trading prices for Ryland common stock and Standard Pacific common stock during various periods ending June 12, 2015, and calculated historical exchange ratios implied by the median of the results of dividing the Ryland daily closing price during the relevant period by the Standard Pacific daily closing price during such period. The table set forth below lists the implied exchange ratios (before giving effect to the 1:5 reverse stock split) for these periods, as compared to the exchange ratio of 5.10x (which is the exchange ratio provided for in the merger of 1.0191x before giving effect to the 1:5 reverse stock split and rounded to two decimal places):

Applicable Period	Median Exchange Ratio
Closing Price for 90 day period	5.28x
Closing Price for 180 day period	5.29x
Closing Price for 360 day period	5.10x

Analyst Price Targets:

Lazard reviewed recently available equity analyst price targets based on Wall Street equity research reports prepared by 9 equity analysts covering Ryland and 7 equity analysts covering Standard Pacific. Lazard observed target prices that ranged from $37.00 to $55.00 for Ryland and $8.50 to $10.00 for Standard Pacific (which do not give effect to the 1:5 reverse stock split).

Levered Contribution Analysis:

Lazard observed the implied ownership based on relative contributions of Ryland and Standard Pacific to estimates of the following levered operating metrics of the Surviving Corporation (the implied exchange ratio below does not take into account the 1:5 reverse stock split):

Implied Ownership of the Surviving Corporation Based on Contribution
Metric	Ryland	Standard Pacific	Implied Exchange Ratio
2014 Net Earnings	45%	55%	6.01x
2015 Estimated Net Earnings	45%	55%	5.99x
2016 Estimated Net Earnings	43%	57%	5.64x
Equity Market Capitalization as of 6/12/2015	41%	59%	5.12x
First Quarter 2015 Adjusted Tangible Book Value	39%	61%	4.75x
2015 Estimated Adjusted Tangible Book Value	40%	60%	4.91x

Lazard noted to the Ryland board that the implied ownership based on the levered contribution analysis was a purely mathematical calculation that did not include projected synergies and other benefits, nor did it reflect a number of qualitative factors used in valuing Ryland, Standard Pacific and the Surviving Corporation, including, among other things, the quality of earnings ascribed to each company by investors.

Selected Precedent Transactions Analysis:

Lazard reviewed and analyzed certain publicly available financial information for selected precedent merger and acquisition transactions since 2006 involving homebuilder companies that Lazard believed, based on its experience with companies in the homebuilder industry to be relevant for purposes of this analysis.

Given that the merger is structured as a merger of equals, the precedents transactions valuation methodology, which analyzes the value of a company by comparing values achieved in precedent change of control transactions, is not generally relevant. Also, although none of the selected precedent transactions or the companies party to such transactions are directly comparable to the merger, Ryland or Standard Pacific, for information purposes only, Lazard analyzed the precedent the transactions because they involve targets that, for purposes of analysis, may be comparable in certain respects to Ryland. There have been a limited number of such transactions since 2006 and certain of such transactions occurred more than five years ago. The transactions reviewed were:

Announcement Date	Acquirer	Target	Transaction Size ($in billions)1
10/23/2014	Brookfield Asset Management	Brookfield Residential Properties	$4.0
11/7/2013	Toll Brothers, Inc.	Shapell Homebuilding Company	$1.6
11/3/2013	TRI Pointe Homes, Inc.	Weyerhauser Real Estate Company	$2.7
4/8/2009	Pulte Homes	Centex Corp.	$3.1
3/17/2006	General William Lyon / the Lyon Family	William Lyon Homes	$1.4

1	Transaction size reflects equity value plus assumed debt of the target at 100% interest.

For each of the transactions for which information was publicly available, Lazard compared the total equity value implied by the purchase price in each transaction as a multiple of adjusted tangible book equity value for the target company based on the most recently available public information at the time of announcement of the relevant transaction. Based on its review of the selected precedent transactions and its experience and professional judgment, Lazard then applied a reference range of multiples of 2.3x to 2.8x to the adjusted tangible book value of Ryland as of March 31, 2015. Lazard then calculated a range of implied equity values for Ryland common stock of $53.16 to $64.68.

Miscellaneous

In connection with Lazard’s services as financial advisor, Ryland agreed to pay Lazard an aggregate fee for such services of $3 million, $2 million of which was paid upon the rendering of Lazard’s opinion, and the remainder of which is contingent upon the closing of the merger. Lazard may also receive an additional fee from Ryland upon closing of the proposed merger at the discretion of Ryland. Such fee is completely discretionary and was included in the engagement letter to allow Ryland to pay Lazard an additional fee, if the Ryland board determined, in its sole discretion, that such additional fee was appropriate without the need to enter into an amended engagement letter. In its determination as to whether to pay such additional fee to Lazard, the Ryland board will consider, among other things, whether Lazard provided services additional to those contemplated by the engagement letter and Ryland’s assessment of the performance by Lazard of its services provided under the engagement letter. If any additional fee is paid, it is not contemplated that the aggregate fees paid to Lazard would be in excess of customary fees for transactions such as the merger. Ryland also agreed to reimburse Lazard for certain reasonable expenses incurred in connection with Lazard’s engagement and to indemnify Lazard and certain related persons under certain circumstances against certain liabilities that may arise from or relate to Lazard’s engagement.

MBA Lazard Banco de Inversiones S.A., a joint venture which is 50% owned by the parent of Lazard (“MBA Lazard”), provided through MBA Lazard’s employees certain investment banking services to MatlinPatterson in connection with the June 2013 sale of Agrofina SA for approximately US$24 million in equity value, for which MBA Lazard received compensation. In the ordinary course of their respective businesses, Lazard and its affiliates and employees may actively trade securities of Ryland, Standard Pacific and certain of their respective affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of Ryland, Standard Pacific and certain of their respective affiliates. The issuance of Lazard’s opinion was approved by the opinion committee of Lazard.

Lazard prepared these analyses solely for purposes of, and the analyses were delivered to the Ryland board in connection with, the provision of its opinion to the Ryland board as to the fairness from a financial point of view of the exchange ratio to the holders of Ryland common stock. Lazard did not recommend any specific exchange ratio to the Ryland board or that any given exchange ratio constituted the only appropriate exchange ratio for the merger. Lazard’s opinion and analyses were only one of many factors taken into consideration by the Ryland board in its evaluation of the merger. Consequently, the analyses described above should not be viewed as determinative of the views of the Ryland board or Ryland’s management with respect to the exchange ratio provided for in the merger or as to whether the Ryland board would have been willing to determine that a different exchange ratio or consideration was fair.

Lazard is an internationally recognized investment banking firm providing a full range of financial advisory and securities services. Lazard was selected to act as Ryland’s financial advisor because of its qualifications, experience and reputation in investment banking and mergers and its familiarity with the homebuilding business.

Amended and Restated Certificate of Incorporation of the Surviving Corporation

Upon the effectiveness of the merger, the certificate of incorporation of the Surviving Corporation will be amended and restated so that it reads in its entirety as set forth in Annex D to the joint proxy statement/prospectus.

The Surviving Corporation’s certificate of incorporation will be amended and restated to, among other things: reflect the merger; effect the reverse stock split; provide exclusive forum for certain legal proceedings in the state of Delaware; and otherwise adopt certain provisions similar to those included in Ryland’s articles of incorporation, including by adding provisions to allow for stockholder action by unanimous written consent and to allow for a special meeting of stockholders to be called upon the written request of one or more stockholders presenting at least a majority of the voting stock entitled to vote on the matter or matters to be brought before the proposed special meeting.

Amended and Restated Bylaws of the Surviving Corporation

Upon the effectiveness of the merger, the bylaws of the Surviving Corporation will be amended and restated so that it reads in its entirety as set forth in Annex E to the joint proxy statement/ prospectus.

The Surviving Corporation’s bylaws will be amended and restated to, among other things: allow for the election of directors by a majority of the votes cast in certain circumstances after the period from the effective time of the merger to the third anniversary of the effective time of the merger (the “Specified Period”) and effect certain governance matters relating to the composition of the board of directors and board committees during the Specified Period.

Interests of Standard Pacific Directors and Executive Officers in the Merger

In considering the recommendation of the board of directors of Standard Pacific that you vote for the proposal to adopt the merger agreement, you should be aware that Standard Pacific’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, those of Standard Pacific stockholders generally. The board of directors of Standard Pacific was aware of and considered these potential interests, among other matters, in evaluating and negotiating the merger agreement and the merger as well as in recommending to you that you vote for the proposal to adopt the merger agreement.

Employment Agreement and Change in Control Arrangement with Mr. Stowell

Standard Pacific entered into an employment agreement dated as of June 14, 2015, which will be effective upon completion of the merger, with Mr. Stowell, who will be executive chairman of the board of directors of the Surviving Corporation. The employment agreement will have a three-year term. The employment agreement will expire and be of no further force or effect if the merger agreement is terminated.

Under Mr. Stowell’s employment agreement, Mr. Stowell will receive an initial annual base salary of $1 million and be eligible for an annual bonus with a target of 90% of the chief executive officer of the Surviving Corporation’s target bonus. Mr. Stowell will also receive incentive and equity grants equal to 90% of the annual (or other) incentive and equity grants of the chief executive officer of the Surviving Corporation. Mr. Stowell will be entitled to an annual personal health and services allowance in the same percentage of his base salary as that given to the chief executive officer of the Surviving Corporation, if the Surviving Corporation establishes such an allowance.

Under Mr. Stowell’s employment agreement, the performance criteria associated with certain outstanding incentive awards held by Mr. Stowell will be adjusted so that they relate only to Standard Pacific’s standalone 2015 projected financial performance, without giving effect to the merger.

In addition to Mr. Stowell’s employment agreement, on June 14, 2015, the Standard Pacific board of directors approved a payment to Mr. Stowell in the amount of $2 million, payable immediately prior to the closing of the merger if all of the conditions to closing set forth in the merger agreement have been satisfied.

Mr. Stowell is also party to a severance and change in control protection agreement. Pursuant to this agreement, as modified by the employment agreement, for three years following the merger, if Mr. Stowell’s employment is terminated without “cause” or Mr. Stowell resigns for “good reason”, Mr. Stowell will have the right to receive (i) a lump sum payment equal to three times his annual base salary and annual target bonus plus a pro rata bonus for the year of termination, (ii) accelerated vesting of any outstanding equity awards, and (iii) participation in medical, dental and vision benefit plans at the level of Standard Pacific’s executive officers at the sole cost of Standard Pacific for a period of three years following his termination of employment. The merger will constitute a “change in control” under Mr. Stowell’s severance and change in control protection agreement. Mr. Stowell has agreed that neither the merger nor the related changes in his compensation, responsibilities and role following the merger will constitute “good reason” for purposes of this agreement. Mr. Stowell’s employment may not be terminated without “cause” unless at least 75% of the board of directors of the Surviving Corporation approves a resolution authorizing such termination.

Payment of the above benefits under the severance and change in control protection agreement is conditioned on Mr. Sowell’s execution and nonrevocation of Standard Pacific’s standard form of release of claims.

Change in Control Arrangements with Mr. McCall, Ms. Marlett and Mr. Babel

All of Standard Pacific’s other executive officers—Mr. McCall, Ms. Marlett and Mr. Babel—are party to severance and change in control protection agreements, which provide that in the event that the executive officer’s employment is terminated by Standard Pacific without “cause” or the executive officer resigns for “good reason” (each, as defined in the agreements) within two years following a change in control, the executive officer will have the right to receive: (i) a lump sum cash payment equal to two times the executive officer’s annual base salary and annual target bonus, plus a pro rata bonus for the year of termination, (ii) accelerated vesting of any outstanding equity awards, and (iii) participation in medical, dental and vision benefit plans at the level of Standard Pacific’s executive officers at the sole cost of Standard Pacific for a period of two years following the executive officer’s termination of employment. The merger will constitute a “change in control” under the severance and change in control protection agreements.

Payment of the above benefits under the severance and change in control protection agreements is conditioned on the executive officer’s execution and nonrevocation of Standard Pacific’s standard form of release of claims.

Stock Incentives

Other than pursuant to the severance and change in control protection agreements described above, there will not be any acceleration or vesting of any equity awards outstanding under Standard Pacific’s equity incentive plans as a result of the merger.

Indemnification of Standard Pacific Directors and Officers

The rights of Standard Pacific directors and executive officers to indemnification and directors’ and officers’ liability insurance will survive completion of the merger.

Quantification of Payments to Standard Pacific’s Named Executive Officers

The “named executive officers” for purposes of the disclosure in this proxy statement are: Scott D. Stowell (Chief Executive Officer); Jeffrey J. McCall (Chief Financial Officer); Wendy L. Marlett (Chief Marketing Officer); and John P. Babel (Chief Legal Officer).

As required by Item 402(t) of Regulation S-K, the table below sets forth the estimated amounts of compensation that each named executive officer could receive that is based on or otherwise related to the merger. These amounts have been calculated assuming the merger was consummated on June 15, 2015 and all closing conditions were satisfied; and, where applicable, assuming that each named executive officer’s employment was terminated without “cause” or that each named executive officer resigned for “good reason” (either, a “qualifying termination”) on June 15, 2015. The amounts indicated below are estimates of amounts that would be payable to the named executive officers and the estimates are based on multiple assumptions that may not prove correct, including assumptions described in this proxy statement. Accordingly, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below.

Golden Parachute Compensation

Named Executive Officer	Cash ($) (1)	Equity ($) (2)	Pension/Non- Qualified Deferred Compensation ($) (3)	Perquisites / Benefits ($) (4)	Other ($) (5)	Total ($) (6)
Scott D. Stowell	11,112,500	9,120,791	—	31,500	—	20,264,791
Jeffrey J. McCall	3,500,000	4,122,727	—	30,000	—	7,652,727
Wendy L. Marlett	2,012,500	1,294,508	—	12,000	—	3,319,008
John P. Babel	1,767,500	1,179,495	—	29,000	—	2,975,995

(1)	Cash. Amounts reflect the value of the (i) the amount of cash severance payments that would become payable to each of the named executive officers in connection with a qualifying termination, as described above, and (ii) for Mr. Stowell, the cash payment of $2 million to which he will become entitled under his employment agreement in connection with the consummation of the merger, as described above. With the exception of the $2 million cash payment to Mr. Stowell, amounts included in this column are all “double trigger” in nature, which means that payment of these amounts is conditioned on both the occurrence of the merger and a qualifying termination of employment. The $2 million cash payment to Mr. Stowell is “single trigger” in nature, which means that payment is conditioned solely upon completion of the merger.
(2)	Equity. Amounts reflect the value of the stock option and stock appreciation right awards for which vesting would be accelerated in connection with a qualifying termination as described above. These amounts have been calculated assuming that the fair market value of a share of Standard Pacific common stock is equal to $8.82, which is the average closing price of a share of Standard Pacific common stock on the NYSE for the first five business days following the public announcement of the merger on June 15, 2015, and by taking, in the case of stock appreciation rights, the difference between Standard Pacific’s stock price of $8.82, as described above, and the applicable stock option or stock appreciation right’s exercise price, and in the case of other stock awards, Standard Pacific’s stock price of $8.82, multiplied by all unvested stock awards held by the named executive officer as of June 15, 2015. In accordance with the terms of the applicable performance share award agreements, amounts related to performance share awards have been determined based on the “target” number of shares underlying such awards. Amounts included in this column are all “double trigger” in nature, which means that payment of these amounts is conditioned on both the occurrence of the merger and a qualifying termination of employment.
(3)	Pension/Non-Qualified Deferred Compensation. None of the named executive officers will receive any increased pension or non-qualified deferred compensation benefits in connection with the merger.
(4)	Perquisites/Benefits. Amounts reflect the value of continued participation in medical, dental and vision plans at the same level as Standard Pacific’s executive officers for the applicable period of time following his or her termination of employment. For purposes of these calculations, the aggregate dollar value of such benefits (on an annual basis) was assumed to be $10,500, $15,000, $6,000 and $14,500 for Mr. Stowell, Mr. McCall, Ms. Marlett and Mr. Babel, respectively. Amounts included in this column are all “double trigger” in nature, which means that payment of these amounts is conditioned on both the occurrence of the merger and a qualifying termination of employment.
(5)	Other. There are no other payments that the named executive officer could receive that are based on or otherwise related to the merger.

(6)	Total. The following table shows, for each named executive officer, the amounts of golden parachute compensation that are “single trigger” or “double trigger” in nature, as the case may be. All of the amounts shown in the “Golden Parachute Compensation” table above are “double trigger” payments, with the exception of the $2 million payment to Mr. Stowell reflected in the “Cash” column, which is a single-trigger payment.

Named Executive Officer	Single Trigger ($)	Double Trigger ($)
Scott D. Stowell	2,000,000	18,264,791
Jeffrey J. McCall	—	7,652,727
Wendy L. Marlett	—	3,319,008
John P. Babel	—	2,975,995

Interests of Ryland Directors and Executive Officers in the Merger

In considering the recommendation of the board of directors of Ryland that you vote for the proposal to adopt the merger agreement and approve the merger, you should be aware that Ryland’s directors and executive officers have financial interests in the merger that may be different from, or in addition to those of Ryland stockholders generally. The board of directors of Ryland was aware of and considered these potential interests, among other matters, in evaluating and negotiating the merger agreement and the merger as well as in recommending to you that you vote for the proposal to adopt the merger agreement and approve the merger.

Accelerated Vesting of Ryland Equity Awards

Immediately prior to completion of the merger, all Ryland equity awards will accelerate and fully vest (with performance share awards granted under Ryland’s LTIP deemed to vest at the target level), except for the 2015 restricted stock unit awards and 2015 LTIP awards held by Mr. Nicholson and Mr. Skelly. Restricted stock units and LTIP awards that vest in connection with the merger will be settled in shares of Ryland common stock immediately prior to completion of the merger and will be treated like all other outstanding shares of Ryland common stock at the time of the merger. Any cash dividend equivalents accrued in respect of restricted stock units that vest in connection with the merger will be settled in cash immediately prior to completion of the merger.

Mr. Nicholson and Mr. Skelly have agreed that the vesting of their 2015 restricted stock units and 2015 LTIP awards will not accelerate immediately prior to completion of the merger and the performance metrics applicable to their performance share awards under the 2015 LTIP awards will be modified following consummation of the merger to align with the performance metrics applicable to performance-based equity compensation awards previously granted by Standard Pacific to its executive officers that provide for a performance period substantially similar to the performance period to which their 2015 LTIP awards are subject; provided, however, that, subject to continued employment, in no event will less than the target number of shares vest under the modified LTIP awards. Pursuant to the Merger Agreement and applicable award agreements, upon completion of the merger, these restricted stock units and LTIP awards will be converted into rights to receive shares of Surviving Corporation common stock, on the same terms and conditions (subject to the modifications described above) as were applicable under such awards as of immediately prior to the merger. The number of shares of Surviving Corporation common stock underlying each converted Ryland award will be determined by multiplying the number of shares of Ryland common stock subject to such award immediately prior to the completion of the merger by the exchange ratio, and rounding down to the nearest whole share.

Upon completion of the merger, each option to purchase shares of Ryland common stock granted under the Ryland equity plans will be converted pursuant to the merger agreement and applicable award agreements into an option to acquire shares of Surviving Corporation common stock on the same terms and conditions (including any vesting or forfeiture provisions or repurchase rights, but taking into account any acceleration thereof pursuant to the existing terms of the relevant Ryland equity plans or applicable award agreement thereunder by reason of the merger (as discussed above)) as were applicable under such option as of immediately prior to the merger. The number of shares of Surviving Corporation common stock underlying each converted Ryland stock option will be determined by multiplying the number of shares of Ryland common stock subject to such stock option immediately prior to the completion of the merger by the exchange ratio, and rounding down to the nearest whole share. The exercise price per share of each converted option will be determined by dividing the per share exercise price of such stock option by the exchange ratio, and rounding up to the nearest whole cent.

The following table shows, for each executive officer and each director, as applicable, (i) the number of shares owned by him or her; (ii) the value of such owned shares; (iii) the number of shares subject to vested options held by him or her; (iv) the value of such shares subject to vested options; (v) the number of shares subject to unvested restricted stock units and performance share awards granted under the LTIPs held by him or her, all of which will vest (at the target level, in the case of performance share awards) immediately prior to completion of the merger, other than, as noted below, the restricted stock units and LTIP awards granted to Mr. Nicholson and Mr. Skelly in 2015; and (vi) the value of such unvested restricted stock unit and performance share awards. The values in the table below have been determined assuming a share price of $45.02, which is the closing price of a share of Ryland common stock on June 15, 2015, and based on applicable holdings as of June 15, 2015 (and without regard to any grants that may be made after such date).

Name	Number of Owned Shares (#)	Value of Owned Shares ($)	Number of Shares Subject to Vested Options (#)	Value of Shares Subject to Vested Options ($)	Number of Shares Subject to Unvested RSUs and Performance Shares (#)		Value of Shares Subject to Unvested RSUs and Performance Shares ($)
Executive Officers
Larry T. Nicholson	469,006	$21,114,650	350,000	$15,757,000	265,203	(1)	$11,939,439	(1)
Gordon A. Milne	131,492	$5,919,770	90,000	$4,051,800	76,304		$3,435,206
Peter G. Skelly	90,745	$4,085,340	33,333	$1,500,652	68,895	(1)	$3,101,653	(1)
Timothy J. Geckle	108,689	$4,893,179	20,000	$900,400	49,948		$2,248,659
Robert J. Cunnion, III	88,269	$3,973,870	10,000	$450,200	40,391		$1,818,403

Directors
William L. Jews	41,349	$1,861,532	20,000	$900,400	—		$0
Ned Mansour	41,286	$1,858,696	20,000	$900,400	—		$0
Robert E. Mellor	68,482	$3,083,060	20,000	$900,400	—		$0
Norman J. Metcalfe	72,750	$3,275,205	20,000	$900,400	—		$0
Charlotte St. Martin	36,206	$1,629,994	20,000	$900,400	—		$0
Thomas W. Toomey	8,988	$404,640	—	$0	—		$0
Robert G. van Schoonenberg	30,718	$1,382,924	—	$0	—		$0

(1)	Of this amount, 99,031 shares ($4,458,376), in the case of Mr. Nicholson, and 26,408 shares ($1,188,888), in the case of Mr. Skelly, represent shares underlying the 2015 LTIP awards and 2015 restricted stock units that, as discussed above, will not accelerate immediately prior to completion of the merger.

Employment Agreement and Change of Control Arrangements with Mr. Nicholson

Standard Pacific entered into an employment agreement dated as of June 14, 2015, which will be effective upon completion of the merger, with Mr. Nicholson, who will be the chief executive officer of the Surviving Corporation. The employment agreement will have a three-year term. The employment agreement will expire and be of no further force or effect if the merger agreement is terminated.

Under Mr. Nicholson’s employment agreement, Mr. Nicholson will receive an initial annual base salary of $1 million and be eligible for an annual bonus for fiscal 2015 with a target of 200% of his base salary (the target level of future annual bonus payments will be determined by the Surviving Corporation’s Compensation

Committee, in its sole discretion). Mr. Nicholson will also be eligible to receive incentive and equity grants at the discretion of the Surviving Corporation’s Compensation Committee. Mr. Nicholson will be entitled to an annual personal health and services allowance equal to 9.5% of his base salary.

Mr. Nicholson is also party to two existing severance agreements, an executive severance agreement and a CEO severance agreement.

Pursuant to the executive severance agreement, as modified by the employment agreement, during a “change of control period,” if Mr. Nicholson’s employment is terminated without “cause” or if Mr. Nicholson resigns for “good reason”, Mr. Nicholson will have the right to receive: (i) a lump sum cash payment equal to his unpaid salary for the remainder of the year in which termination occurs, a pro rata bonus through the date of termination based on the highest bonus he earned in any of the three years prior to termination, plus an amount equal to two times the highest “annual compensation” paid to him for any of the three years prior to termination, (ii) acceleration and payment of any outstanding equity and incentive awards, (iii) participation in the life, accident and health insurance, employee welfare benefit and executive medical reimbursement plans in which he currently participates at the sole cost of Ryland for a period of two years following his termination of employment, (iv) a lump sum cash payment for two years of continued participation in the personal health and services allowance and benefits provided to him prior to the change of control, (v) reimbursement for the costs of relocating in order to pursue professional or career opportunities within two years after termination, including taxes payable on the reimbursement, any costs or commissions related to selling his homes, and all moving expenses and any other benefits provided by Ryland under its relocation program, and (vi) a lump sum cash payment equal to 10% of his “annual compensation” for the calendar year immediately preceding termination of employment in lieu of reimbursement for outplacement services. The “change of control period” for Mr. Nicholson’s executive severance agreement, as amended by his employment agreement, begins on the date Ryland (or a successor) becomes aware of or enters into discussions or negotiations that could involve a “change of control” and ends on the earlier of three years after the effective date of a “change of control” or the date on which a “change of control” is no longer discussed or proposed to occur. “Annual compensation” means the sum of Mr. Nicholson’s annual base salary and bonus paid or earned (even if paid in a subsequent year), and all amounts credited to him, vested and unvested, under any incentive compensation or other benefit or compensation plan, including long-term and equity incentive award plans during the year.

Pursuant to the CEO severance agreement, if Mr. Nicholson’s employment is terminated without “cause”, Mr. Nicholson will have the right to receive: (i) a pro rata share of his annual bonus incentive payment for the year in which the termination occurs and payment of all benefits to which he has a vested right at the time of termination, (ii) a lump sum cash payment equal to the aggregate amount of 24 months of his annual base salary as in effect prior to the date of notice of termination, (iii) a lump sum cash payment equal to twice the highest amount of annual bonus incentive payment paid or payable in the three previous years prior to the year of termination, (iv) an equity award equal to the highest restricted stock unit award granted during the three previous years (or a lump sum cash payment in an amount equal to the fair market value of such shares if such award cannot be made), (v) acceleration and payment of any outstanding equity and incentive awards, (vi) continued participation in the life, medical, dental, vision, AD&D, prescription drug, long-term disability and executive medical reimbursement programs in which he participates prior to termination for a period of two years following termination of employment or equivalent benefits for the same period, and (vii) a lump sum cash payment equal to the value of coverage under the executive life insurance program as well as the value of the personal health services allowance for a period of 24 months.

The merger will constitute a “change of control” for purposes of Mr. Nicholson’s executive severance agreement. Severance payments to Mr. Nicholson in connection with a qualifying termination within a “change of control period” may be made pursuant to either the CEO severance agreement or the executive severance agreement, whichever would convey the greater economic benefit to Mr. Nicholson, but not both. Mr. Nicholson has agreed that neither the merger nor the related changes in his compensation, responsibilities and role following the merger will constitute “good reason” for purposes of his executive severance agreement.

Mr. Nicholson’s employment may not be terminated without “cause” unless at least 75% of the board of directors of the Surviving Corporation approves a resolution authorizing such termination.

Change of Control Arrangements with Mr. Milne, Mr. Geckle, Mr. Skelly and Mr. Cunnion

All of our other executive officers—Mr. Milne, Mr. Geckle, Mr. Skelly and Mr. Cunnion—are party to an executive severance agreement. Pursuant to these agreements, in the event that the executive officer’s employment is terminated by Ryland without “cause” or the executive officer resigns for “good reason” (each, as defined in the agreements) during a “change of control period,” Mr. Milne, Mr. Geckle and Mr. Cunnion will have the right to receive a lump sum cash payment equal to the executive officer’s unpaid salary for the remainder of the year in which the termination occurs, a pro rata bonus through the date of termination based on the highest bonus earned by the executive office in any of the three years prior to termination, plus an amount equal to two times the highest “annual compensation” paid to the executive office for any of the three years prior to termination, and Mr. Skelly will have the right to receive a lump sum cash payment equal to a pro rata bonus through the date of termination based on the target annual bonus for the year in which termination occurs or in the absence of a specified target annual bonus for that year, the highest bonus earned by him in any of the last three years prior to termination, plus an amount equal to two times the highest “annual compensation” paid to him for any of the three years prior to termination.

In addition to the above benefits, upon a qualifying termination, each of the executive officers will have the right to receive (i) acceleration and payment of any outstanding equity and incentive awards, (ii) participation in the life, accident and health insurance, employee welfare benefit and executive medical reimbursement plans in which the executive currently participates at the sole cost of Ryland for a period of two years following termination of employment, (iii) a lump sum cash payment for two years of continued participation in the personal health and services allowance and benefits provided to the executive prior to the change of control, (iv) reimbursement for the costs of relocating in order to pursue professional or career opportunities within two years after termination, including taxes payable on the reimbursement, any costs or commissions related to selling the executive officer’s homes, and all moving expenses and any other benefits provided by Ryland under its relocation program, and (v) a lump sum cash payment equal to 10% of the executive officer’s “annual compensation” for the calendar year immediately preceding termination of employment in lieu of reimbursement for outplacement services (for Mr. Milne, Mr. Geckle and Mr. Cunnion) or the right to receive reimbursement for outplacement services (for Mr. Skelly) used within two years of the date of termination of up to 25% of his “annual compensation” for the calendar year prior to the date of termination.

The “change of control period” for the executive severance agreements with Mr. Milne, Mr. Geckle, Mr. Skelly and Mr. Cunnion begins on the date Ryland (or a successor) becomes aware of or enters into discussions or negotiations that could involve a “change of control” and ends on the earlier of two years after the effective date of a “change of control” or the date on which a “change of control” is no longer discussed or proposed to occur. For purposes of all of the executive severance agreements, “annual compensation” means the sum of the executive officer’s annual base salary and bonus paid or earned (even if paid in a subsequent year), and all amounts credited to the executive officer, vested and unvested, under any incentive compensation or other benefit or compensation plan, including long-term and equity incentive award plans during the year.

The merger will constitute a “change of control” for purposes of the executive severance agreements. Mr. Cunnion is an executive officer of Ryland but not one of its “named executive officers.” Under the same assumptions used for purposes of calculating the estimated amounts included below under “—Quantification of Payments to Ryland’s Named Executive Officers” upon a qualifying termination of Mr. Cunnion during a “change of control period,” he would be entitled to cash payments of $3,511,770 and perquisites/benefits of $380,127 (not including the value of the accelerated vesting of his equity awards, which are quantified under “—Accelerated Vesting of Ryland Equity Awards” above).

Benefit Arrangements of the Surviving Corporation

As described under “The Merger Agreement—Employee Benefit Matters”, the merger agreement requires the Surviving Corporation to continue to provide certain compensation and benefits following the completion of the merger to all Ryland employees who remain employed by the Surviving Corporation following completion of the merger.

Indemnification of Ryland Directors and Officers

Upon consummation of the merger, Standard Pacific will indemnify directors, officers and employees of Ryland and its subsidiaries against liability and expenses in connection with any actual or threatened claim relating to (i) the fact that such person was a director, officer or employee of Ryland or its subsidiaries or (ii) matters existing before the effective time of the merger agreement and the other agreements and transactions contemplated thereby.

Standard Pacific will obtain “tail” insurance policies for directors and officers of Ryland with a claims period of at least six years from the consummation of the merger. Alternatively, Ryland may obtain such “tail” insurance policies prior to the consummation of the merger. In each case, Standard Pacific will not be required to pay in excess of 225% of the last annual premium in any policy year.

Quantification of Payments to Ryland’s Named Executive Officers

The “named executive officers” for purposes of the disclosure in this proxy statement are: Larry T. Nicholson (President and Chief Executive Officer); Gordon A. Milne (Executive Vice President and Chief Financial Officer); Peter G. Skelly (Executive Vice President and Chief Operating Officer); and Timothy J. Geckle (Senior Vice President and General Counsel). In addition, as required by Item 402(t) of Regulation S-K, the table below also includes as a named executive officer David L. Fristoe, former Senior Vice President and Chief Accounting Officer. As noted below, Mr. Fristoe retired effective as of May 1, 2015, and is not currently an executive officer or employee of Ryland. The merger will not result in any additional payments, distributions or benefits becoming due to Mr. Fristoe.

As required by Item 402(t) of Regulation S-K, the table below sets forth the estimated amounts of compensation that each named executive officer could receive that is based on or otherwise related to the merger. These amounts have been calculated assuming the merger is consummated on June 15, 2015, and, where applicable, assuming that each named executive officer’s employment was terminated without “cause” or that each named executive officer resigned for “good reason” (either, a “qualifying termination”) on June 15, 2015. The amounts indicated below are estimates of amounts that would be payable to the named executive officers and the estimates are based on multiple assumptions that may not prove correct, including assumptions described in this proxy statement. Accordingly, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below.

Golden Parachute Compensation

Named Executive Officer	Cash ($) (1)	Equity ($) (2)	Pension/Non- Qualified Deferred Compensation ($) (3)	Perquisites / Benefits ($) (4)	Other ($) (5)	Total ($) (6)
Larry T. Nicholson	$16,120,066	$12,103,865	$—	$1,156,032	$—	$29,379,963
Gordon A. Milne	$8,251,969	$3,482,515	$—	$613,074	$—	$12,347,558
Peter G. Skelly	$6,134,568	$3,144,368	$—	$352,582	$—	$9,631,518
David L. Fristoe*	$—	$—	$—	$—	$—	$—
Timothy J. Geckle	$3,916,375	$2,279,627	$—	$461,792	$—	$6,657,794

*	Mr. Fristoe retired effective as of May 1, 2015. No payments, distributions or benefits that are based on or otherwise relate to the merger will be due to Mr. Fristoe.

(1)	Cash. Amounts reflect the value of cash severance payments payable under the applicable named executive officer’s executive severance agreement as described under the section entitled “The Merger—Interests of Ryland Directors and Executive Officers in the Merger”. The severance amounts in this column are all “double trigger” in nature, which means that payment of these amounts is conditioned on both the occurrence of the merger and a qualifying termination of employment. For purposes of this table, Mr. Nicholson is assumed to have received severance payments and benefits under his executive severance agreement and not his CEO severance agreement.
(2)	Equity. Amounts reflect the value of the restricted stock units (including any accrued cash dividend equivalents) and performance share awards under the LTIPs (which vest at the target level) that are currently outstanding and unvested and, other than with respect to the 2015 restricted stock units and 2015 LTIP awards held by Mr. Nicholson and Mr. Skelly, with respect to which vesting will be accelerated immediately prior to completion of the merger, as described in greater detail in the section entitled “The Merger—Interests of Ryland Directors and Executive Officers in the Merger”. These amounts have been calculated assuming that the fair market value of a share of Ryland common stock is equal to $45.64, which is the average closing price of a share of Ryland common stock on the NYSE for the first five business days following the public announcement of the merger on June 15, 2015, and by taking Ryland’s stock price of $45.64, as described above, multiplied by all unvested awards held by the named executive officer as of June 15, 2015. With the exception of the 2015 restricted stock units and 2015 LTIP awards held by Mr. Nicholson and Mr. Skelly, amounts included in this column are all “single trigger” in nature, which means that payment is conditioned solely upon completion of the merger. The 2015 restricted stock units and 2015 LTIP awards held by Mr. Nicholson and Mr. Skelly, are, as a result of their waiver of single trigger vesting acceleration, “double trigger” in nature, which means that payment of these amounts is conditioned on both the occurrence of the merger and a qualifying termination of employment. None of the named executive officers holds, as of June 15, 2015, any unvested stock options.
(3)	Pension/Non-Qualified Deferred Compensation. None of the named executive officers will receive any increased pension or non-qualified deferred compensation benefits in connection with the merger.
(4)	Perquisites/Benefits. Amounts reflect, as applicable, the value of perquisites and benefits payable under the applicable named executive officer’s executive severance agreement as described under the section entitled “The Merger—Interests of Ryland Directors and Executive Officers in the Merger” and include the following: the estimated value of two years continued participation in the life, accident and health insurance, employee welfare benefit and executive medical reimbursement plans in which the executive participates—Mr. Nicholson, $236,680; Mr. Milne, $190,289; Mr. Skelly, $224,332; and Mr. Geckle, $217,391; an equivalent cash payment for two years of continued participation in the personal health and services allowance—Mr. Nicholson, $190,000; Mr. Milne, $142,500; Mr. Skelly, $128,250; and Mr. Geckle, $76,000; and a lump sum cash payment equal to 10% of the executive’s “annual compensation” for 2014 (the calendar year immediately preceding the executive’s assumed termination of employment) in lieu of the reimbursement for outplacement services—Mr. Nicholson, $729,352; Mr. Milne, $280,285; and Mr. Geckle, $168,402. Under his executive severance agreement, Mr. Skelly is eligible to receive reimbursement for the costs of all outplacement assistance he receives up to 25% of his “annual compensation” for the calendar year prior to the date of his termination of employment which potential reimbursement amount is not determinable at this time given that it will depend on the level of outplacement assistance he receives. These benefits are all “double trigger” in nature, which means that payment of these amounts is conditioned on both the occurrence of the merger and a qualifying termination of employment.
(5)	Other. There are no other payments that the named executive officer could receive that are based on or otherwise related to the merger.

(6)	Total. The following table shows, for each named executive officer, the amounts of golden parachute compensation that are single trigger or double trigger in nature, as the case may be. Single trigger amounts include the amounts shown in the “Equity” column of the “Golden Parachute Compensation” table above, with the exception of the 2015 restricted stock units and 2015 LTIP awards held by Mr. Nicholson and Mr. Skelly. Double trigger amounts include the amounts shown in the “Cash Severance” and “Perquisites/Benefits” columns, and the amounts shown in the “Equity” column with respect to the 2015 restricted stock units and 2015 LTIP awards held by Mr. Nicholson and Mr. Skelly.

Named Executive Officer	Single Trigger ($)	Double Trigger ($)
Larry T. Nicholson	$7,584,090	$21,795,873
Gordon A. Milne	$3,482,515	$8,865,043
Peter G. Skelly	$1,939,107	$7,692,411
David L. Fristoe	$—	$—
Timothy J. Geckle	$2,279,627	$4,378,167

Board of Directors and Management Following the Merger

Board of Directors and Committees. For three years following the effective time of the merger, the board of directors of the Surviving Corporation will be comprised of 10 members—five individuals from the former Ryland board of directors (or whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors (as such term is defined in the amended and restated bylaws of the Surviving Corporation)), of which one will initially be Mr. Nicholson, and five individuals from the former Standard Pacific board of directors (or whose appointment or election is endorsed by at least a majority of the Continuing Standard Pacific Directors (as such term is defined in the amended and restated bylaws of the Surviving Corporation)), of which one will initially be Mr. Stowell. Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee will be comprised of two Continuing Ryland Directors and two Continuing Standard Pacific Directors. William L. Jews, the current chairman of the Ryland board of directors, will serve as the Surviving Corporation’s lead independent director.

Pursuant to the merger agreement, Ryland has designated the following five members of the Ryland board of directors to serve as directors of the Surviving Corporation upon completion of the merger: Larry T. Nicholson (as President and Chief Executive Officer of the Surviving Corporation), William L. Jews (as Lead Independent Director of the Surviving Corporation), Robert E. Mellor (as Chairman of the Compensation Committee of the Surviving Corporation), Norman J. Metcalfe (as Chairman of the Audit Committee of the Surviving Corporation) and Charlotte St. Martin. Also, pursuant to the merger agreement, Standard Pacific has designated the following five members of the Standard Pacific board of directors to serve as directors of the Surviving Corporation upon completion of the merger: Scott D. Stowell (as Executive Chairman of the Surviving Corporation), David J. Matlin (as Chairman of the Nominating and Corporate Governance Committee of the Surviving Corporation), Bruce A. Choate, Douglas C. Jacobs and Peter Schoels. For additional information regarding each of the directors designated by Ryland and Standard Pacific, please refer to Ryland’s Proxy Statement on Schedule 14A filed March 13, 2015 and Standard Pacific’s Proxy Statement on Schedule 14A filed April 24, 2015, respectively, each of which is incorporated into this document by reference.

Under the amended and restated bylaws of the Surviving Corporation, which are included as Annex E to the proxy statement/prospectus, for three years following the effective time of the merger, the Surviving Corporation board may only remove the lead independent director from his role by an affirmative vote of at least 75% of the entire Surviving Corporation board (excluding the lead independent director) and a vacancy resulting from his cessation of service can only be filled by a director who is a designated Ryland director prior to the consummation of the merger or whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors. Vacancies on the Surviving Corporation board resulting from cessation of service within the first three years following the effective time of the merger by an appointed or designated Ryland director or an appointed or designated Standard Pacific will be filled only by an individual whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors or by at least a majority of the Continuing Standard Pacific Directors, respectively, or by a sole remaining Continuing Ryland Director or Continuing Standard Pacific Director, as applicable.

For three years following the effective time of the merger:

•	each of the Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee will be composed of two non-executive independent Continuing Ryland Directors and two non-executive independent Continuing Standard Pacific Directors;

•	the Nominating and Corporate Governance Committee will be chaired by a Continuing Standard Pacific Director, and each of the Audit Committee and the Compensation Committee will be chaired by a Continuing Ryland Director; and

•	in the case of a vacancy, a Continuing Ryland Director, who meets the qualifications set forth in the applicable committee charter, will be appointed as an alternate for a committee member or chair who is a Continuing Ryland Director, and a Continuing Standard Pacific Director, who meets the qualifications set forth in the applicable committee charter, will be appointed as an alternate for a committee member or chair who is a Continuing Standard Pacific Director.

For three years following the effective time of the merger, these governance provisions may be modified, amended or repealed, and any provision or other resolution inconsistent with these governance provisions may be adopted, or such modification, amendment repeal or adoption may be recommended to the stockholders of the Surviving Corporation, only by the affirmative vote of the 75% of the Surviving Corporation’s entire board (or, if there are no Continuing Ryland Directors or Continuing Standard Pacific Directors to fill a vacancy as described above, remaining directors (even if less than a quorum) or the sole remaining director of the Surviving Corporation).

Chairman. Upon completion of the merger, Mr. Stowell will serve as executive chairman of the board of directors of the Surviving Corporation.

Executive Officers. Upon completion of the merger, Mr. Nicholson, the current president and chief executive officer of Ryland, will become the chief executive officer of the Surviving Corporation; Mr. Skelly, the current chief operating officer of Ryland, will become the chief operating officer of the Surviving Corporation; Mr. McCall, the current chief financial officer of Standard Pacific, will become the chief financial officer of the Surviving Corporation; and other persons may become executive officers of the Surviving Corporation as determined by the Surviving Corporation board of directors.

Regulatory Clearances Required for the Merger

Standard Pacific has determined that the acquisition of Ryland is exempt from the premerger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. As such, the merger is not subject to any filings with or authorizations, approvals or consents from federal and state antitrust authorities are required.

Exchange of Shares in the Merger

Prior to the effective time of the merger, Standard Pacific and Ryland will appoint an exchange agent (the “Exchange Agent”) to handle the exchange of shares of Ryland common stock for shares of Surviving Corporation common stock. At the effective time of the merger, shares of Ryland common stock will be converted into the right to receive shares of Surviving Corporation common stock without the need for any action by the holders of Ryland common stock.

As soon as reasonably practicable after the effective time of the merger, the Surviving Corporation will cause the Exchange Agent to send a letter of transmittal specifying, among other things, that delivery will be effected, and risk of loss and title to any certificates representing Ryland shares will pass, only upon proper delivery of such certificates to the Exchange Agent. The letter will also include instructions explaining the procedure for surrendering Ryland stock certificates in exchange for shares of Surviving Corporation common stock in book-entry form.

After the effective time of the merger, shares of Ryland common stock will no longer be outstanding, will be automatically canceled and will cease to exist and each certificate, if any, that previously represented shares of Ryland common stock will represent only the right to receive the merger consideration as described above, any cash in lieu of fractional shares of Surviving Corporation common stock and any dividends or other distributions to which the holders of the certificates become entitled upon surrender of such certificates. With respect to such shares of Surviving Corporation common stock deliverable upon the surrender of Ryland stock certificates, until holders of such Ryland stock certificates have surrendered such stock certificates to the exchange agent for exchange, those holders will not receive dividends or distributions with respect to such shares of Surviving Corporation common stock with a record date after the effective time of the merger.

Treatment of Standard Pacific Stock Options and Equity Awards

Upon completion of the merger, all outstanding equity-based awards under Standard Pacific’s equity plans will remain outstanding and subject to the terms of such plans and the applicable individual award agreements.

Treatment of Ryland Stock Options and Equity Awards

Pursuant to Ryland’s equity plans and individual award agreements, immediately prior to completion of the merger, all Ryland equity awards will accelerate and fully vest, other than the 2015 restricted stock unit awards and 2015 LTIP awards held by Mr. Nicholson and Peter G. Skelly, as described below. Restricted stock units and performance share awards granted under the LTIPs that vest in connection with the merger will be settled in shares of Ryland common stock immediately prior to completion of the merger and will be treated like all other outstanding shares of Ryland common stock at the time of the merger. Any cash dividend equivalents accrued in respect of restricted stock units that vest in connection with the merger will be settled in cash immediately prior to completion of the merger.

Stock Options: Upon completion of the merger, each option to purchase shares of Ryland common stock granted under any of the Ryland equity plans will be converted pursuant to the merger agreement and applicable award agreements into an option to acquire shares of Surviving Corporation common stock on the same terms and conditions (including any vesting or forfeiture provisions or repurchase rights, but taking into account any acceleration thereof pursuant to the existing terms of the relevant Ryland equity plans or applicable award agreement thereunder by reason of the transactions contemplated hereby) as were applicable under such option as of immediately prior to the merger. The number of shares of Surviving Corporation common stock underlying each converted Ryland stock option will be determined by multiplying the number of share of Ryland common stock subject to such stock option immediately prior to the completion of the merger by the exchange ratio, and rounding down to the nearest whole share. The exercise price per share of each converted option will be determined by dividing the per share exercise price of such stock option by the exchange ratio, and rounding up to the nearest whole cent.

Certain RSUs and Performance Share Awards under the LTIPs: Mr. Nicholson and Mr. Skelly have agreed that the vesting of their performance shares under the 2015 LTIP and their 2015 grant of restricted stock units will not accelerate immediately prior to completion of the merger. Pursuant to the merger agreement and applicable award agreements, upon completion of the merger, these restricted stock units and LTIP awards will be converted into rights to receive shares of Surviving Corporation common stock, on the same terms and conditions (subject to certain modifications, as discussed in the section entitled “The Merger—Interests of Ryland Directors and Executive Officers in the Merger” beginning on page 84) as were applicable under such awards as of immediately prior to the merger. The number of shares of Surviving Corporation common stock underlying each converted Ryland award will be determined by multiplying the number of shares of Ryland common stock subject to such award immediately prior to the completion of the merger by the exchange ratio, and rounding down to the nearest whole share.

Employee Stock Purchase Plan: No less than 10 business days prior to the completion of the merger, Ryland will cause the accumulated contributions under any then-ongoing offering or purchase period to be used to purchase shares of Ryland common stock in accordance with the terms of the employee stock purchase plan and terminate all options or purchase rights under all such ongoing offering or purchase periods immediately after such purchase. The employee stock purchase plan will terminate no later than one business day preceding the consummation of the merger. All amounts withheld by Ryland on behalf of the participants of the employee stock purchase plan that have not been used to purchase share of Ryland common stock prior to termination of the employee stock purchase plan will be returned to the participants without interest pursuant to the terms of the employee stock purchase plan upon termination.

Dividend Policy

Ryland currently pays quarterly cash dividends on shares of its common stock and is permitted to continue doing so under the merger agreement in an amount not to exceed $0.03 per share per quarter. Standard Pacific does not currently pay quarterly cash dividends on shares of its common stock. Any future determination regarding dividend or distribution payments will be at the discretion of the Surviving Corporation board of directors, subject to applicable limitations under Delaware law.

NYSE Listing of Surviving Corporation Common Stock

Standard Pacific has agreed to use reasonable best efforts to file a subsequent listing application with the NYSE covering the common shares to be issued in the merger. The listing of the common shares of the Surviving Corporation is also a condition to completion of the merger.

Delisting and Deregistration of Ryland Common Stock

Upon completion of the merger, the Ryland shares of common stock currently listed on the NYSE will cease to be listed on the NYSE and will subsequently be deregistered under the Exchange Act.

No Appraisal Rights

Neither Standard Pacific stockholders nor Ryland stockholders will have any appraisal or dissenters’ rights as a result of the merger.

THE MERGER AGREEMENT

The following section summarizes material provisions of the merger agreement, which is included in this joint proxy statement/prospectus as Annex A and is incorporated herein by reference in its entirety. The rights and obligations of Standard Pacific and Ryland are governed by the express terms and conditions of the merger agreement and not by this summary or any other information contained in this joint proxy statement/prospectus. Standard Pacific and Ryland stockholders are urged to read the merger agreement carefully and in its entirety as well as this joint proxy statement/prospectus before making any decisions regarding the merger, including the adoption of the merger agreement and approval of the merger, the issuance of shares of Surviving Corporation common stock to Ryland stockholders pursuant to the merger or the adoption of Standard Pacific’s amended and restated certificate of incorporation and bylaws, as applicable.

The merger agreement is included in this joint proxy statement/prospectus to provide you with information regarding its terms and is not intended to provide any factual information about Standard Pacific or Ryland. The merger agreement contains representations and warranties by each of the parties to the merger agreement. These representations and warranties have been made solely for the benefit of the other parties to the merger agreement and:

•	may not be intended as statements of fact, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate;

•	have been qualified by certain disclosures that were made between the parties in connection with the negotiation of the merger agreement, which disclosures are not reflected in the merger agreement itself; and

•	may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.

Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read together with the information provided elsewhere in this joint proxy statement/prospectus and in the documents incorporated by reference into this joint proxy statement/prospectus. See “Where You Can Find More Information” beginning on page 186.

This summary is qualified in its entirety by reference to the merger agreement.

Terms of the Merger; Merger Consideration

The merger agreement provides that, on the terms and subject to the conditions set forth in the merger agreement and in accordance with the DGCL and the MGCL, at the effective time of the merger, Ryland will merge with and into Standard Pacific. Following the merger, the separate corporate existence of Ryland will cease, and Standard Pacific will continue as the surviving corporation.

In connection with the merger, Standard Pacific will implement the reverse stock split such that, at the effective time of the merger, each five shares of Standard Pacific common stock issued and outstanding immediately prior to the effective time of the merger will be combined and converted into one issued and outstanding share of common stock of the Surviving Corporation. No fractional shares of Surviving Corporation common stock will be issued to holders of Standard Pacific common stock in connection with the reverse stock split. Instead, Standard Pacific stockholders who otherwise would be entitled to receive fractional shares of Surviving Corporation common stock will be entitled to receive cash in an amount equal to the closing price of Surviving Corporation common stock as reported on the NYSE on the date of the effective time of the merger multiplied by the fraction of one share held by such stockholder.

Additionally, at the effective time of the merger, each share of Ryland common stock issued and outstanding immediately prior to the effective time of the merger will be converted into and become exchangeable for 1.0191 (the “Exchange Ratio”) validly issued, fully paid and non-assessable shares of common stock of the Surviving Corporation (after giving effect to the reverse stock split), and Ryland stock options and restricted stock units (which will all accelerate as a result of the merger) will be converted, as appropriate, into the option to acquire or right to receive the appropriate number of shares of Surviving Corporation common stock as determined by the Exchange Ratio.

As of the effective time of the merger, all shares of Ryland common stock will no longer be outstanding and will automatically be cancelled and cease to exist and will thereafter only represent the right to receive the merger consideration, any dividends or other distributions, pursuant to the merger agreement. Each share of Ryland common stock owned by Standard Pacific immediately prior to the effective time of the merger will also automatically be cancelled and cease to exist, for no consideration. No fractional shares of Surviving Corporation common stock will be issued to former holders of Ryland common stock in connection with the merger. Instead, the Surviving Corporation will pay to each former holder of Ryland common stock who otherwise would be entitled to receive a fractional share of Surviving Corporation common stock an amount in cash (without interest) determined by multiplying (i) the fraction of a share of Surviving Corporation common stock which such holder would otherwise be entitled to receive (taking into account all shares of Ryland common stock held by such holder) by (ii) the volume weighted average closing price of one share of Standard Pacific common stock (after giving effect to the reverse stock split) on the NYSE for the five trading days ending on the last trading day immediately prior to the closing date of the merger.

Completion of the Merger

The closing of the merger will take place on the business day after all conditions to the completion of the merger have been satisfied or waived. The merger will be effective when the parties duly file the certificate of merger with the Secretary of State of the State of Delaware and the State Department of Assessments and Taxation of the State of Maryland or at such later time as the parties agree and specify in the certificate of merger.

Upon completion of the Merger, Ryland stockholders will own approximately 41% of the Surviving Corporation on a fully diluted basis and Standard Pacific’s stockholders will own approximately 59% of the Surviving Corporation on a fully diluted basis.

Standard Pacific and Ryland currently expect the closing of the merger to occur in the early fall of 2015. However, as the merger is subject to the satisfaction or waiver of conditions described in the merger agreement, it is possible that factors outside the control of Standard Pacific and Ryland could result in the merger being completed at a later time or not at all.

Exchange of Shares in the Merger

Prior to the effective time of the merger, Standard Pacific and Ryland will appoint the Exchange Agent to handle the exchange of shares of Ryland common stock for shares of Surviving Corporation common stock. At the effective time of the merger, shares of Ryland common stock will be converted into the right to receive shares of Surviving Corporation common stock without the need for any action by Standard Pacific, Ryland or the stockholders of Standard Pacific or Ryland. At the effective time of the merger, the Surviving Corporation will deposit (or cause to be deposited) with a the Exchange Agent, in trust for the benefit of holders of shares of Ryland common stock immediately prior to the effective time of the merger, book-entry shares (or certificates if requested) representing the shares of Surviving Corporation common stock issuable pursuant to the merger agreement and cash sufficient to make payments in lieu of fractional shares of Surviving Corporation common stock.

As soon as reasonably practicable after the effective time of the merger, the Surviving Corporation will cause the Exchange Agent to send a letter of transmittal to each Ryland common stock holder of record immediately prior to the effective time of the merger specifying, among other things, that delivery will be effected, and risk of loss and title to any certificates representing Ryland shares will pass, only upon proper delivery of such certificates to the Exchange Agent. The letter will also include instructions explaining the procedure for surrendering any such certificates in exchange for the merger consideration, any dividends or other distributions, or any cash in lieu of fractional shares payable pursuant to the merger agreement.

With respect to such shares of Surviving Corporation common stock deliverable upon the surrender of Ryland stock certificates, until holders of such Ryland stock certificates have surrendered such stock certificates to the exchange agent for exchange, those holders will not receive dividends or distributions with respect to such shares of Surviving Corporation common stock with a record date after the effective time of the merger.

Representations and Warranties

The merger agreement contains representations and warranties by each of Standard Pacific and Ryland that are identical in all material respects, including representations and warranties regarding, among other things:

•	organization, standing and corporate power;

•	ownership of subsidiaries;

•	capital structure;

•	authority with respect to the execution and delivery of the merger agreement, and the due and valid execution and delivery and enforceability of the merger agreement;

•	absence of conflicts with, or violations of, organizational documents, other contracts and applicable laws;

•	required regulatory filings and consents and approvals of governmental entities;

•	SEC documents and financial statements;

•	absence of undisclosed liabilities and off-balance-sheet arrangements;

•	brokers’ fees payable in connection with the merger;

•	absence of certain changes and events from December 31, 2014 to the date of execution of the merger agreement;

•	litigation;

•	tax matters;

•	benefits matters and ERISA compliance;

•	collective bargaining agreements and other labor matters;

•	internal controls and disclosure controls and procedures;

•	compliance with applicable laws and permits;

•	environmental matters;

•	inapplicability of state takeover statutes;

•	accuracy of information supplied or to be supplied for use in this joint proxy statement/prospectus;

•	material contracts;

•	transactions, contracts or arrangements with certain related parties, including affiliates;

•	insurance coverage;

•	property;

•	intellectual property;

•	inapplicability of certain rights agreements;

•	compliance with the Foreign Corrupt Practices Act; and

•	opinions from financial advisors.

Many of the representations and warranties in the merger agreement are qualified by a “materiality” or “material adverse effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect). For purposes of the merger agreement, a “material adverse effect” means, with respect to a party, any event, change, occurrence or effect that is or would reasonably be expected to be materially adverse to the business, assets, liabilities, condition (financial or otherwise) or results of operations (taken as a whole) or materially impairs the ability of such party to consummate, or prevents or materially delays, the merger or any of the other transactions contemplated by the merger agreement or would reasonably be expected to do so, other than any change, effect, event or occurrence arising out of or resulting from:

•	changes in general economic, financial market, business or geopolitical conditions;

•	general changes or developments in any of the industries in which such party or its subsidiaries operate;

•	natural disasters or calamities;

•	changes in any applicable laws or applicable accounting regulations or principles or interpretations thereof;

•	any changes in the price or trading volume of such party’s stock, in and of itself (provided, the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the material adverse effect may be taken into account in determining whether there has been a material adverse effect);

•	any failure by such party to meet internal or published projections, forecasts or revenue or earnings predictions, in and of itself (provided, the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the material adverse effect may be taken into account in determining whether there has been a material adverse effect);

•	outbreak or escalation of hostilities or any acts of war or terrorism;

•	the announcement of the merger agreement and the transactions contemplated thereby, including the initiation of litigation by any person with respect to the merger agreement, and including any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of such party or its subsidiaries due to the announcement and performance of the merger agreement or the identity of the parties to the merger agreement, or the performance of the merger agreement and the transactions contemplated thereby, including compliance with the covenants set forth therein or the failure to provide any notice to, or to obtain any consent from, any third party related to the transaction contemplated thereby; or

•	any action taken by such party, or which such party causes any of its subsidiaries to take, which is required by the merger agreement;

•	or any actions taken (or not taken) at the request of the other party.

Conduct of Business

Standard Pacific and Ryland have each agreed to certain covenants in the merger agreement restricting the conduct of its business between the date of the merger agreement and the effective time of the merger. In general,

Standard Pacific and Ryland have each agreed to conduct its business in the ordinary course consistent with past practice and use reasonable best efforts to preserve intact its business, assets the services of its current directors, officers and other key employees and its goodwill and relationships with customers, suppliers, licensors, licensees, distributors and others.

In addition, Ryland and Standard Pacific have each agreed to specific restrictions relating to the conduct of its business between the date of the merger agreement and the effective time of the merger, including, but not limited to, the following (subject, in each case, to exceptions specified below and in the merger agreement or previously disclosed in writing to the other party as provided in the merger agreement):

•	except for certain regular quarterly cash dividends on Ryland common stock or in connection with the reverse stock split (i) making, declaring or paying dividends or other distributions on its capital stock, (ii) redeeming, purchasing or otherwise acquiring its own capital stock or other voting securities or equity interests; or (iii) splitting, combining, reclassifying or otherwise amending the terms of any of its capital stock;

•	issuing, delivering, selling, granting, pledging or otherwise encumbering shares of its capital stock, or other voting securities or equity interests;

•	granting any stock appreciation rights or rights to acquire any shares of its capital stock, voting securities or equity interests;

•	amending its charter, bylaws or equivalent organizational documents;

•	making any acquisition or investment other than in the ordinary course of business consistent with past practice, including entering into option contracts to acquire land in an amount not to exceed $600 million in the aggregate;

•	selling, transferring, mortgaging, encumbering or otherwise disposing of any of its material properties or assets other than in the ordinary course of business consistent with past practice;

•	adopting or entering into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

•	incurring, creating, assuming or otherwise becoming liable for, or repaying or prepaying, any indebtedness, or amending, modifying or refinancing any indebtedness (except for any indebtedness that comes due before the effective time of the merger);

•	paying, discharging, settling or satisfying any claims, liabilities or obligations, or cancelling any material indebtedness;

•	modifying, amending, terminating, canceling, extending or entering into any material contract;

•	commencing any action or settling any action, other than settlements in the ordinary course of business and consistent with past practice that involve only the payment of money damages not in excess of reserves in an amount of $5 million individually or $25 million in the aggregate, in any case without the imposition of any equitable relief or the admission of wrongdoing;

•	making any change in financial or tax accounting methods, except as required by a change in GAAP, revaluing any material assets, or changing its fiscal year;

•	settling any tax liability; filing any amended tax return or claim for tax refund; making, revoking or modifying any tax election; entering into any tax allocation, sharing or indemnity agreement;

•	making material changes to its benefit plans or increasing compensation and benefits paid to employees;

•	failing to keep in force insurance coverage;

•	renewing or entering into any non-compete, exclusivity, non-solicitation or similar agreement that would restrict or limit operations;

•	entering into any material new line of business;

•	entering into any new lease or amending the terms of any existing lease of real property that would require payments over the remaining term of such lease in excess of $5 million;

•	taking actions that are reasonably expected to result in the conditions precedent to closing of the merger not being satisfied; and

•	authorizing or agreeing to take any of the foregoing actions.

No Solicitation of Alternative Proposals

Each of Standard Pacific and Ryland has agreed that it will not and will not permit or authorize any subsidiaries or any director, officer, employee, investment banker, financial advisor, attorney, accountant or other advisor, agent or representative, directly or indirectly, to (i) solicit, initiate, endorse, encourage or facilitate any inquiry, proposal or offer with respect to, or the making or completion of, any acquisition proposal (as defined below), or any inquiry, proposal or offer that is reasonably likely to lead to any acquisition proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information or data with respect to, or otherwise cooperate in any way with, any acquisition proposal, or (iii) resolve, agree or propose to do any of the foregoing.

An “acquisition proposal” means, with respect to any party, any proposal or offer with respect to any direct or indirect acquisition or purchase, in one transaction or a series of transactions, and whether through any merger, reorganization, consolidation, tender offer, self-tender, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or otherwise, of (i) assets or businesses of such party and its subsidiaries that generate 15% or more of the net revenues or net income (for the 12-month period ending on the last day of such party’s most recently completed fiscal quarter) or that represent 15% or more of the total assets (based on fair market value) of such party and its subsidiaries, taken as a whole, or (B) 15% or more of any class of capital stock, other equity securities or voting power of such party, any of its respective subsidiaries or any resulting parent company of such party, in each case other than the merger and the other transactions contemplated by the merger agreement.

Notwithstanding the restrictions above, prior to obtaining the relevant stockholder approval, the board of directors of each of Standard Pacific and Ryland is permitted to furnish information (pursuant to an acceptable confidentiality agreement) with respect to Standard Pacific or Ryland, as applicable, and its subsidiaries, and to participate in discussions or negotiations with such a person making such acquisition proposal regarding such acquisition proposal, but only if: (i) the board of directors of such party in good faith believes the acquisition proposal to be bona fide; (ii) such acquisition proposal was unsolicited; (iii) the board of directors of any such party determines in good faith (after consultation with outside counsel and its financial advisor) that such acquisition proposal constitutes or is reasonably likely to lead to a superior proposal; and (iv) that failure to furnish information and participate in discussions regarding such proposal would be a breach of such board’s fiduciary duties. A “superior proposal” with respect to any party means any unsolicited bona fide binding written acquisition proposal that is fully financed or has fully committed financing that the board of Standard Pacific or Ryland, as applicable, determines in good faith (after consultation with outside counsel and its financial advisor), taking in account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, is more favorable to the stockholders of the applicable party from a financial point of view than the merger and reasonably likely of being completed on the terms proposed on a timely basis; provided, that, for purposes of this definition of “superior proposal,” references in the term “acquisition proposal” to “15%” will be deemed to be references to “50%.”

The merger agreement requires that each party notify the other party within 24 hours of, among other things, the receipt of any acquisition proposal or request for information that is reasonably likely to lead to an acquisition proposal. Any such notification will include the material terms and conditions of any such acquisition proposal.

In addition, the merger agreement requires the parties to continue to update each other of material changes to any acquisition proposal and provide to each other, within 24 hours of receipt, all correspondence and other written material received from any third party in connection with an acquisition proposal. The merger agreement also requires both Standard Pacific and Ryland to cease, and cause to be terminated, all discussions or negotiations with any person conducted prior to the execution of the merger agreement with respect to any acquisition proposal and request the prompt return or destruction of all confidential information previously furnished in connection therewith.

Changes in Board Recommendations

Neither the Standard Pacific board of directors, the Ryland board of directors nor any committee thereof will (i) withdraw or modify in a manner adverse to the other party the recommendation or declaration of advisability by such board of directors or such committee of the merger agreement, the merger or any other transactions contemplated thereby, (ii) recommend, approve or declare advisable the approval by such party’s stockholders of any acquisition proposal or (iii) resolve, agree or propose publicly to take any such actions or approve, adopt or recommend, or cause or permit such party to enter into, or resolve, agree or propose to do so with respect to, any agreement regarding an acquisition proposal.

Notwithstanding the restrictions described above, at any time prior to obtaining the relevant stockholder approval, the board of directors of Standard Pacific and Ryland, as applicable, may withdraw or modify its recommendation or recommend an acquisition proposal if such board determines in good faith (after consultation with its outside legal and financial advisors) that the failure to do so would be a breach of the board’s fiduciary duties. Prior to taking any such action, such board of directors must inform the other party in writing of its decision to change its recommendation, provide the material terms and conditions of any acquisition proposal to the other party if an acquisition proposal has been made prior to such action and, in any event, allow five business days to elapse following the other party’s receipt of such written notice, during which time the other party may negotiate changes to the merger agreement.

If the board of directors of Standard Pacific and Ryland withdraws or modifies its recommendation, such board of directors will nonetheless continue to be obligated to hold its stockholders meeting and submit the proposals described in this joint proxy statement/prospectus to its stockholders for their vote, as applicable.

Efforts to Obtain Required Stockholder Votes

The board of directors of each of Ryland and Standard Pacific has adopted resolutions determining that the terms of the merger agreement and the other transactions contemplated thereby, including the merger, are fair to and in the best interests of such party’s stockholders; approving and declaring advisable the merger agreement and the transactions contemplated thereby, including the merger; directing that the merger agreement be submitted to such party’s stockholders for adoption; and resolving to recommend that such party’s stockholders vote in favor of adoption of the merger agreement and approval of the transactions contemplated thereby, including the merger.

Neither Ryland nor Standard Pacific may withdraw (or modify or qualify in any manner adverse to the other party) the recommendation or declaration of advisability of the merger agreement or the transactions contemplated thereby, including the merger, except with respect to certain superior proposals or intervening events. For additional information regarding circumstances in which a party’s board may engage in negotiations and possibly change such recommendation, see the section entitled “The Merger Agreement—No Solicitation of Alternative Proposals” beginning on page 99 and “The Merger Agreement—Changes in Board Recommendations” beginning on page 100.

In addition, the Standard Pacific board of directors has approved the reverse stock split and the issuance of shares of Surviving Corporation common stock to Ryland stockholders pursuant to the merger and Standard Pacific’s certificate of incorporation.

Efforts to Complete the Merger

Ryland and Standard Pacific have agreed to use reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the merger and the other transactions contemplated by the merger agreement, including using reasonable best efforts to:

•	obtain all required consents, approvals or waivers from, or participate in other discussions or negotiations with, third parties, including as required under any material contracts;

•	obtain all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from governmental entities, make all necessary registrations, declarations and filings and make all reasonable best efforts to obtain an approval or waiver from, or to avoid any action by, any governmental entity;

•	vigorously resist and contest any action and seek to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order that is in effect and that could restrict, prevent or prohibit consummation of the merger and the other transactions contemplated by the merger agreement; and

•	execute and deliver any additional instruments necessary to consummate the transactions contemplated by the merger agreement and to fully carry out its purposes.

Notwithstanding the foregoing, neither Standard Pacific nor Ryland will commit to the payment of any fee, penalty or other consideration or make any other concession, waiver or amendment under any contract in connection with obtaining any consent without the prior written consent of the other party.

Additionally, Standard Pacific and Ryland have each agreed to:

•	furnish to each other such necessary information and reasonable assistance as such other may reasonably request in connection with the foregoing;

•	act reasonably and as promptly as practicable; and

•	keep each other reasonably apprised of the status of matters relating to the completion of the transactions contemplated by the merger agreement.

Governance Matters After the Merger

Unless otherwise agreed by Standard Pacific and Ryland prior to the effective time of the merger, Standard Pacific and Ryland will cause the board of directors of the Surviving Corporation to consist of ten members, of which two will be executive directors and eight will be non-executive directors. At the effective time, the Surviving Corporation board will be comprised of: (i) as executive directors, (A) Mr. Stowell, who will be the executive chairman of the Surviving Corporation board of directors, and (B) Mr. Nicholson, who will be the chief executive officer and president of the Surviving Corporation; (ii) as non-executive directors, (A) Mr. William L. Jews, who will be the lead independent director of the Surviving Corporation, and three other individuals as designated by Ryland from the Ryland board of directors as of immediately prior to the effective time of the merger, and (B) four individuals as designated by Standard Pacific from the Standard Pacific board of directors as of immediately prior to the effective time of the merger. As of the date of this joint proxy statement/prospectus, other than Mr. Jews, neither Standard Pacific nor Ryland has made a determination as to which non-executive directors to appoint to the board of directors of the Surviving Corporation.

At the effective time of the merger, the Surviving Corporation board of directors will constitute the following board committees, each of which will consist of two members of the Surviving Corporation board designated by Standard Pacific and two members of the Surviving Corporation board designated by Ryland: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. As

of the effective time of the merger, the Nominating and Corporate Governance Committee will be chaired by one of the members of the Surviving Corporation board designated by Standard Pacific, and the Audit Committee and Compensation Committee will be chaired by one of the members of the Surviving Corporation board designated by Ryland.

The parties have agreed that each member of any of the Audit Committee, the Nominating and Corporate Governance Committee or the Compensation Committee will qualify as an “independent” director under the applicable NYSE rules and will meet any other applicable independence standards set forth in the charter of the respective committee.

Under the amended and restated bylaws of the Surviving Corporation, which are included as Annex E to this joint proxy statement/prospectus, for three years following the effective time of the merger, the Surviving Corporation board may only remove the lead independent director from his role by an affirmative vote of at least 75% of the entire Surviving Corporation’s board (excluding the lead independent director) and a vacancy resulting from his cessation of service can only be filled by a director who is a designated Ryland director prior to the consummation of the merger or whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors (as such term is defined in the amended and restated bylaws of the Surviving Corporation). Vacancies on the Surviving Corporation board resulting from cessation of service within the first three years following the effective time of the merger by an appointed or designated Ryland director or an appointed or designated Standard Pacific will be filled only by an individual whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors or by at least a majority of the Continuing Standard Pacific Directors (as such term is defined in the amended and restated bylaws of the Surviving Corporation), respectively, or by a sole remaining Continuing Ryland Director or Continuing Standard Pacific Director, as applicable. For three years following the effective time of the merger, in the case of a vacancy, a Continuing Ryland Director, who meets the qualifications set forth in the applicable committee charter, will be appointed as an alternate for a committee member or chair who is a Continuing Ryland Director, and a Continuing Standard Pacific Director, who meets the qualifications set forth in the applicable committee charter, will be appointed as an alternate for a committee member or chair who is a Continuing Standard Pacific Director.

For three years following the effective time of the merger, these governance provisions may be modified, amended or repealed, and any provision or other resolution inconsistent with these governance provisions may be adopted, or such modification, amendment repeal or adoption may be recommended to the stockholders of the Surviving Corporation, only by the affirmative vote of the 75% of the Surviving Corporation’s entire board (or, if there are no Continuing Ryland Directors or Continuing Standard Pacific Directors to fill a vacancy as described above, remaining directors (even if less than a quorum) or the sole remaining director of the Surviving Corporation).

Employee Benefits Matters

Standard Pacific and Ryland have agreed that, with respect to employees of Ryland and its subsidiaries who continue to be employed by the Surviving Corporation following the consummation of the merger:

•	for purposes of the benefit plans of the Surviving Corporation in which the employees participate (including eligibility, vesting and benefit levels and accruals), the Surviving Corporation will use commercially reasonable efforts to provide each such employee with credit for all service with Ryland or its subsidiaries as if such service were with the Surviving Corporation;

•	for purposes of any health plan of the Surviving Corporation in which any such employee is eligible to participate, for the plan year in which such employee is first eligible to participate, the Surviving Corporation will cause any pre-existing condition limitations or eligibility waiting periods to be waived to the extent such limitation would have been waived or satisfied under the Ryland benefit plan in which such employee participated immediately prior to the effective time of the merger; and

•	the Surviving Corporation will maintain the 401(k), health and welfare plans of Ryland in effect through the end of the calendar year in which the merger occurs.

Treatment of Ryland Stock Options and Equity Awards

Pursuant to Ryland’s equity plans and individual award agreements, immediately prior to completion of the merger, all Ryland equity awards will accelerate and fully vest, other than the 2015 restricted stock unit awards and 2015 LTIP awards held by Mr. Nicholson and Mr. Skelly, as described below.

Stock Options.

At the effective time of the merger, each option to purchase shares of Ryland common stock granted pursuant to any of the Amended and Restated Ryland 2008 Equity Incentive Plan, the Ryland 2011 Equity and Incentive Plan, and the Ryland 2004 Non-Employee Director Equity Plan (collectively, the “Ryland equity plans”) will be automatically converted into an option to acquire shares of the Surviving Corporation common stock on the same terms and conditions as were applicable as of immediately prior to the effective time of the merger (including any vesting or forfeiture provisions or repurchase rights, but taking into account any acceleration thereof pursuant to the existing terms of the relevant Ryland equity plans or applicable award agreement thereunder by reason of the transactions contemplated hereby), subject to the adjustments described below.

The number of shares of the Surviving Corporation common stock subject to each converted option will be determined by multiplying the number of shares of Ryland common stock subject to each Ryland option immediately prior to the effective time of the merger by the exchange ratio, (rounded down, if necessary, to the nearest whole share). The exercise price per share of each Surviving Corporation option will be determined by dividing the per share exercise price of such Ryland option by the exchange ratio (rounded up, if necessary, to the nearest whole cent).

Certain Restricted Stock Units and Performance Share Awards under the LTIPs. Restricted stock units and performance share awards granted under the LTIPs that vest in connection with the merger will be settled in shares of Ryland common stock immediately prior to completion of the merger and will be treated like all other outstanding shares of Ryland common stock at the time of the merger. Any cash dividend equivalents accrued in respect of restricted stock units that vest in connection with the merger will be settled in cash immediately prior to completion of the merger. Mr. Nicholson and Mr. Skelly have agreed that the vesting of their performance shares under the 2015 LTIP and their 2015 grant of restricted stock units will not accelerate immediately prior to completion of the merger. Upon completion of the merger, these restricted stock units and performance share awards will be converted into rights to receive shares of the Surviving Corporation common stock, on the same terms and conditions (subject to certain modifications, as discussed in the section entitled “The Merger—Interests of Ryland’s Directors and Executive Officers in the Merger” beginning on page 84) as were applicable under such awards as of immediately prior to the merger. The number of shares of Surviving Corporation common stock underlying each converted award will be determined by multiplying the number of shares of Ryland common stock subject to such award immediately prior to the completion of the merger by the exchange ratio, and rounding down to the nearest whole share.

Ryland Employee Stock Purchase Plan. With respect to Ryland’s employee stock purchase plan, no later than ten business days prior to the closing of the merger, Ryland will cause the accumulated contributions under any then-ongoing offering or purchase period to be used to acquire shares of Ryland common stock and then immediately terminate all options or purchase rights under such offerings or purchase periods. At the effective time of the merger, the purchased shares of Ryland common stock under the Ryland employee stock purchase plan will be converted into shares of Surviving Corporation common stock in accordance with the merger agreement. For additional information regarding conversion of capital stock, see the section entitled “The Merger Agreement—Terms of the Merger; Merger Consideration” beginning on page 94. No later than the business day before the closing of the merger, the Ryland employee stock purchase plan will terminate.

Other Covenants and Agreements

The merger agreement contains certain other covenants and agreements, including covenants relating to:

•	cooperation between Standard Pacific and Ryland in the preparation of this joint proxy statement/prospectus;

•	confidentiality and access by each party to certain information about the other party during the period prior to the effective time of the merger;

•	taking all action necessary to eliminate or minimize the effect of takeover laws on the merger and the transactions contemplated thereby;

•	notification to the other party of any notices from governmental entities or any actions commenced or threatened in connection with the merger;

•	causing the shares of Surviving Corporation common stock to be reserved, issued and approved for listing on the NYSE (subject to official notice of issuance);

•	cooperation between Standard Pacific and Ryland in the defense or settlement of any stockholder litigation relating to the merger;

•	the use of each party’s reasonable best efforts to cause the merger to qualify as a reorganization within the meaning of the Code;

•	cooperation between Standard Pacific and Ryland in connection with public announcements;

•	causing any dispositions of Ryland common stock resulting from the merger and any acquisitions of Standard Pacific common stock resulting from the merger by each individual who may become subject to reporting requirements of Section 16(a) of the Exchange Act to be exempt under Rule 16b-3 promulgated under of the Exchange Act; and

•	obtaining a term loan or revolving credit facility to fund the refinancing of Ryland’s existing credit facility at the effective time and the Surviving Corporation’s working capital needs from and after the effective time, and executing a supplemental indenture to all of Ryland indentures: the 1.625% convertible senior notes due May 2018; the 0.25% convertible senior notes due June 2019; the 8.4% senior notes due May 2017; the 6.625% senior notes due May 2020; and the 5.375% senior notes due October 2022.

Standard Pacific and Ryland have also agreed that the Surviving Corporation will assume all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger existing in favor of the current or former directors, officers and employees of Ryland and its subsidiaries. For a period of six years from the effective time of the merger, the Surviving Corporation will maintain directors’ and officers’ liability insurance and fiduciary liability insurance for Ryland and its subsidiaries and their current and former directors and officers of at least the same coverage and amounts as such policy in place on or before the effective time of the merger.

Conditions to Completion of the Merger

The obligations of Standard Pacific and Ryland to complete the merger are subject to the satisfaction of the following conditions:

•	adoption of the merger agreement and approval of the merger by holders of a majority of the outstanding shares of Ryland common stock, and by holders of a majority of the outstanding shares of Standard Pacific common stock and Standard Pacific preferred stock voting together as a single class on an as-converted basis;

•	absence of any order, injunction, decree or other legal restraint or prohibition by any court or other legal restraint that makes illegal or prohibits the consummation of the merger;

•	authorization for the listing on the NYSE of the shares of Surviving Corporation common stock to be issued to Ryland stockholders and holders of Ryland options pursuant to the merger, subject to official notice of issuance;

•	effectiveness of the registration statement of which this joint proxy statement/prospectus is a part and the absence of a stop order or proceedings threatened or initiated by the SEC for that purpose; and

•	effectiveness of the Amended and Restated Stockholders Agreement, the employment agreements with each of Messrs. Stowell and Nicholson and the notice of conversion of Series B Preferred Stock held by MatlinPatterson into Surviving Corporation common stock.

In addition, each of Standard Pacific’s and Ryland’s obligations to effect the merger is subject to the satisfaction or waiver of the following additional conditions:

•	the representations and warranties of the other party relating to organization, standing and power, capital stock, authority, rights plans and brokers will be true and correct in all material respects as of the date of the merger agreement and as of the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be true and correct as of such specified date); and the remaining representations and warranties of the other party will be true and correct as of the date of the merger agreement and as of the effective time of the merger (except for inaccuracies the circumstances giving rise to which individually or in the aggregate have not or would not be reasonably expected to have a material adverse effect);

•	the other party having performed, in all material respects, all its obligations under the merger agreement at or prior to the consummation of the merger;

•	the non-occurrence of any event, change, circumstance, occurrence, effect or state of facts that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect to the other party;

•	receipt of a certificate executed by an officer of the other party certifying as to the satisfaction of the conditions described in the preceding three bullets; and

•	receipt of a tax opinion from each party’s tax counsel to the effect that the merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code.

Termination of the Merger Agreement

The merger agreement may be terminated at any time prior to the effective time of the merger, even after the receipt of the required stockholder approvals, under the following circumstances:

•	by mutual written consent of Standard Pacific and Ryland;

•	by either Standard Pacific or Ryland if:

•	the merger is not consummated on or before December 31, 2015, provided that no party may terminate the merger agreement if such party’s failure to fulfill its obligations has been the primary cause of the failure to the merger to be consummated by such date;

•	any governmental entity issues a final and nonappealable order permanently enjoining or otherwise prohibiting the consummation of the merger, provided that the party seeing to terminate has used its reasonable best efforts to contest such order;

•	the Standard Pacific or Ryland stockholders fail to approve the adoption of the merger agreement and approval of the merger at their respective stockholders meetings, provided that such failure is not caused by any action of Standard Pacific or Ryland, respectively, that constitutes a breach of the merger agreement;

•

by Standard Pacific upon a breach or failure to perform of any covenant or agreement on the part of Ryland, or if any representation or warranty of Ryland fails to be true, in either case such that the conditions to Standard Pacific’s obligations to complete the merger would not then be satisfied and such breach or failure cannot be or has not been cured by the earlier of December 31, 2015 or thirty days after written notice of such breach, provided that Standard Pacific may not terminate if it is in material breach of its covenants or agreements;

•	by Ryland upon a breach or failure to perform of any covenant or agreement on the part of Standard Pacific, or if any representation or warranty of Standard Pacific fails to be true, in either case such that the conditions to Ryland’s obligations to complete the merger would not then be satisfied and such breach or failure cannot be or has not been cured by the earlier of December 31, 2015 or thirty days after written notice of such breach, provided that Ryland may not terminate if it is in material breach of its covenants or agreements;

•	by Standard Pacific if (i) Ryland or its board of directors withdraws or modifies in any adverse manner its approval or declaration of advisability of the merger agreement and the transactions contemplated thereby or declares the stockholder approval of any acquisition proposal advisable, (ii) Ryland or its board of directors fails to publicly recommend against a tender or exchange offer relating to Ryland securities, (iii) Ryland or its board of directors fails to publicly reaffirm its recommendation with respect to the merger agreement or (iv) if Ryland breaches its obligations regarding non-solicitation of acquisition proposals and convening a meeting to obtain stockholder approval; or

•	by Ryland if (i) Standard Pacific or its board of directors withdraws or modifies in any adverse manner its approval or declaration of advisability of the merger agreement and the transactions contemplated thereby or declares the stockholder approval of any acquisition proposal advisable, (ii) Standard Pacific or its board of directors fails to publicly recommend against a tender or exchange offer relating to Standard Pacific securities, (iii) Standard Pacific or its board of directors fails to publicly reaffirm its recommendation with respect to the merger agreement or (iv) if Standard Pacific breaches its obligations regarding non-solicitation of acquisition proposals and convening a meeting to obtain stockholder approval.

Expenses and Termination Fees; Liability for Breach

If the merger agreement is validly terminated, the merger agreement will become void and have no effect, without any liability or obligation on the part of any party, except as expressly set forth therein.

Except as set forth in the merger agreement, each party will pay all fees and expenses incurred by it in connection with the merger and the other transactions contemplated by the merger agreement, provided, however that the parties will share equally all fees and expenses in relation to the printing, filing and distribution of this joint proxy statement/prospectus and any filing and other fees paid to the SEC in connection with the merger, in each case except for attorneys’ and accountants’ fees and related expenses.

If the merger agreement is terminated before December 31, 2015 by Standard Pacific or Ryland due to failure to obtain stockholder approval, then the party which failed to obtain stockholder approval will reimburse the other party for reasonable fees and expenses incurred by the other party in relation to the authorization, preparation, investigation, negotiation, execution and performance of the merger agreement and the transactions contemplated thereby, up to a maximum amount of $4 million.

Ryland will be obligated to pay to Standard Pacific a fee of $75 million less any amount previously paid for reimbursement of fees and expenses up to $4 million if:

•

(i) a third party makes an acquisition proposal (as defined above, but for purposes of this section, with references to 15% deemed to be a reference to 50%) to Ryland’s stockholders or publicly or otherwise communicates its intent to make an acquisition proposal to Ryland’s management or board, (ii) Standard Pacific or Ryland terminates due to failure to consummate the merger by December 31, 2015 or failure to obtain the approval by the stockholders of Ryland, or Standard Pacific terminates due to Ryland’s failure to perform its obligations under the merger agreement, and (iii) within twelve months after such termination, in respect of any acquisition proposal, Ryland enters into an agreement, recommends or submits to its stockholders for adoption and/or approval, or consummates a transaction; or

•	the merger agreement is terminated by Standard Pacific in relation to (i) Ryland or its board of directors withdrawing or modifying in any adverse manner its approval or declaration of advisability of the merger agreement and the transactions contemplated thereby or declaring the stockholder approval of any acquisition proposal advisable, (ii) Ryland or its board of directors failing to publicly recommend against a tender or exchange offer relating to Ryland securities, (iii) Ryland or its board of directors failing to publicly reaffirm its recommendation with respect to the merger agreement or (iv) Ryland breaching its obligations regarding non-solicitation of acquisition proposals and convening a meeting to obtain stockholder approval.

Standard Pacific will be obligated to pay to Ryland a fee of $125 million less any amount previously paid for reimbursement of fees and expenses up to $4 million if:

•	(i) a third party makes an acquisition proposal (as defined above, but for purposes of this section, with references to 15% deemed to be a reference to 50%) to Standard Pacific’s stockholders or publicly or otherwise communicates its intent to make an acquisition proposal to Standard Pacific’s management or board, (ii) Standard Pacific or Ryland terminates due to failure to consummate the merger by December 31, 2015 or failure to obtain the approval by the stockholders of Standard Pacific, or Ryland terminates due to Standard Pacific’s failure to perform its obligations under the merger agreement, and (iii) within twelve months after such termination, in respect of any acquisition proposal, Standard Pacific enters into an agreement, recommends or submits to its stockholders for adoption, or consummates a transaction; or

•	the merger agreement is terminated by Ryland in relation to (i) Standard Pacific or its board of directors withdrawing or modifying in any adverse manner its approval or declaration of advisability of the merger agreement and the transactions contemplated thereby or declaring the stockholder approval of any acquisition proposal advisable, (ii) Standard Pacific or its board of directors failing to publicly recommend against a tender or exchange offer relating to Standard Pacific securities, (iii) Standard Pacific or its board of directors failing to publicly reaffirm its recommendation with respect to the merger agreement or (iv) Standard Pacific breaching its obligations regarding non-solicitation of acquisition proposals and convening a meeting to obtain stockholder approval.

Amendments, Extensions and Waivers

The merger agreement may be amended by the parties at any time before or after the receipt of the approvals of the Standard Pacific or Ryland stockholders required to consummate the merger.

At any time prior to the effective time of the merger, any party may (i) extend the time for performance of any obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained in the merger agreement and (iii) waive compliance by the other party with any of the agreements or conditions contained in the merger agreement.

Notwithstanding the foregoing, after approval of the merger agreement by the stockholders of Standard Pacific and/or Ryland, there may not be, without further approval of such stockholders, any amendment or waiver for which applicable law requires further stockholder approval.

No Third Party Beneficiaries

Nothing in the merger agreement, express or implied, confers upon any person other than Standard Pacific and Ryland (and their respective successors and permitted assigns) any legal or equitable right, benefit or remedy of any nature, except that for six years from the effective time of the merger, the Surviving Corporation will indemnify each present (as of the effective time of the merger) and former officer, director or employee of Ryland against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses incurred in connection with any action pertaining to his or her role or employment with Ryland.

For additional information regarding indemnification of Ryland directors and officers, see the section entitled “The Merger—Interests of Ryland Directors and Executive Officers in the Merger—Indemnification of Ryland Directors and Officers” beginning on page 88.

Specific Performance

The parties have agreed that irreparable damage would occur in the event that the parties do not perform the provisions of the merger agreement in accordance with its terms or otherwise breach such provisions. Accordingly, prior to any termination of the merger agreement, the parties acknowledge and agree that each party will be entitled to an injunction, specific performance and other equitable relief to prevent breaches and to enforce specifically the terms and provisions of the merger agreement.

THE VOTING AGREEMENT

As a condition and inducement to Ryland’s willingness to enter into the merger agreement and to proceed with the transactions contemplated thereby, MatlinPatterson entered into a voting agreement with Ryland, dated June 14, 2015 (the “Voting Agreement”). Prior to the consummation of the merger, MatlinPatterson owns shares of Standard Pacific common stock and Series B Preferred Stock representing 49% of the total voting power of Standard Pacific’s capital stock. Pursuant to, and subject to the terms and conditions of the Voting Agreement, MatlinPatterson agreed, among other things, (i) to vote its shares of Standard Pacific capital stock in favor of the merger, the adoption of the merger agreement and the other transactions contemplated by the merger agreement; and (ii) to vote such shares against certain third-party “Acquisition Proposals,” as such term is defined in the merger agreement. In addition, the Voting Agreement contains a provision pursuant to which MatlinPatterson has granted Ryland an irrevocable proxy to vote its shares of Standard Pacific capital stock in accordance with the terms of the Voting Agreement and has agreed not to transfer such shares, other than in accordance with the Voting Agreement. The Voting Agreement will terminate upon the earliest to occur of: (a) the effective time of the merger, (b) the date on which the merger agreement is terminated in accordance with its terms and (c) written notice of termination of the Voting Agreement by Ryland to MatlinPatterson.

Pursuant to the merger agreement, MatlinPatterson has delivered an irrevocable notice of conversion to Standard Pacific, instructing Standard Pacific to convert all of the Series B Preferred Stock held by MatlinPatterson into common stock of the Surviving Corporation immediately following the consummation of the merger.

The foregoing description of the Voting Agreement is not complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.1 of Ryland’s Current Report on Form 8-K filed June 15, 2015. See the section entitled “Where You Can Find More Information” beginning on page 186.

THE STOCKHOLDERS AGREEMENT

On June 14, 2015, MatlinPatterson and Standard Pacific entered into an amended and restated Stockholders Agreement (the “Stockholders Agreement”), which amended and restated a Stockholders Agreement entered into by MatlinPatterson and Standard Pacific on of June 27, 2008, as amended by a letter agreement dated as of April 27, 2011 (as amended, the “Original Stockholders Agreement”). The Stockholders Agreement will be effective at the effective time of the merger. The Stockholders Agreement will provide that:

•	for so long as MatlinPatterson owns at least 20% of the voting power of the Surviving Corporation, it will have the right to designate two directors to serve on the board of directors. If MatlinPatterson owns less than 20% but at least 10% of the voting power of the Surviving Corporation, MatlinPatterson will have the right to designate one director to serve on the board of directors. To the extent MatlinPatterson decreases its holdings of voting stock of the Surviving Corporation to less than any of the aforementioned thresholds, the Surviving Corporation will have the right to request the resignation of directors designated by MatlinPatterson so that the number of directors designated by MatlinPatterson equals the numbers of directors MatlinPatterson is entitled to designate;

•	for the three years following the effective time of the merger, MatlinPatterson will vote (i) in favor of the post-merger governance matters set forth in the bylaws of the Surviving Corporation and (ii) against any proposal, amendment or action that could reasonably be expected to alter or amend such governance matters;

•	MatlinPatterson and its affiliates are subject to certain standstill provisions and restrictions on their ability to transfer Surviving Corporation common stock, including a prohibition providing that prior to the date that is 6 months following the effective time of the merger, no transfers may be made without approval of the Surviving Corporation board of directors except for certain transfers to permitted affiliates that agree to be bound by the Stockholders Agreement. After the expiration of such period, transfers may be made in certain limited instances, including pursuant to Rule 144 of the Securities Act of 1933, as amended, so long as, to MatlinPatterson’s knowledge, such transfer is not to any party that would together with its affiliates have a resulting ownership of 15% or more of Surviving Corporation voting stock following such transfer;

•	MatlinPatterson and its affiliates are generally prohibited from acquiring any additional Surviving Corporation capital stock without the consent of the board of directors and, in certain circumstances, the affirmative vote of a majority of Surviving Corporation voting stock not held by MatlinPatterson; and

•	MatlinPatterson may sell its Surviving Corporation capital stock under a shelf registration statement and pursuant to customary demand and piggy-back registration rights. In the event MatlinPatterson makes a demand registration in accordance with the terms of the Stockholders Agreement, the securities will be included in the following order of priority: (i) registrable securities of any holder on whose behalf MatlinPatterson has submitted a registration request, (ii) registrable securities of any other holder who has delivered a request for registration and (iii) any other securities of the Surviving Corporation that have been requested to be included.

The Stockholders Agreement will automatically terminate and have no effect in the event that the merger agreement is terminated prior to the effective time of the merger. The foregoing summary of the Stockholders Agreement is subject to, and qualified in its entirety by, the full text of the Stockholders Agreement. A copy of the Stockholders Agreement can be found in Exhibit 10.1 of Standard Pacific’s Current Report on Form 8-K filed June 15, 2015. See the section entitled “Where You Can Find More Information” beginning on page 186.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion addresses the material U.S. federal income tax consequences of the exchange of shares of Ryland common stock for shares of Surviving Corporation common stock in the merger and the reverse stock split and represents the tax opinions of Ropes & Gray LLP, counsel to Standard Pacific, and Gibson, Dunn & Crutcher LLP, counsel to Ryland.

This discussion applies only to holders of Ryland common stock and Standard Pacific common stock who hold such stock as a capital asset within the meaning of Section 1221 of the Code and are “U.S. persons.” For this purpose a “U.S. person” is a beneficial owner of Ryland common stock or Standard Pacific common stock that is:

•	an individual citizen or resident of the United States;

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes that created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust that (i) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

This discussion does not address any non-income taxes or any foreign, state or local tax consequences of the merger, nor does it address any alternative minimum tax consequences. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Ryland common stock or Standard Pacific common stock in light of that holder’s particular circumstances or to a holder subject to special rules (such as companies that accumulates earnings to avoid U.S. federal income tax, tax-exempt organizations, banks, financial institutions, brokers or dealers in securities or foreign currency, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, regulated investment companies, real estate investment trusts, S corporations, U.S. persons whose “functional currency” is not the U.S. dollar, persons who hold Ryland common stock or Standard Pacific common stock as part of a hedging or conversion transaction or as part of a short-sale or straddle, partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities, persons who acquired Ryland common stock or Standard Pacific common stock pursuant to the exercise of options or otherwise as compensation or foreign persons). This discussion is based on the Code, applicable Treasury regulations, administrative interpretations and court decisions, each as in effect as of the date of this joint proxy statement/prospectus and all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

This discussion does not address the tax treatment of partnerships (or entities or arrangements that are treated as partnerships for United States federal income tax purposes) or persons that hold their Ryland common stock or Standard Pacific common stock through partnerships or other passthrough entities for U.S. federal income tax purposes. If a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Ryland common stock or Standard Pacific common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Such partners and partnerships should consult their own tax advisors regarding the particular tax consequences of the merger to them.

WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES.

Federal Income Tax Consequences of the Merger

General

It is a condition to the completion of the merger that each of Ropes & Gray, tax counsel to Standard Pacific, and Gibson Dunn tax counsel to Ryland, will have delivered an opinion to Standard Pacific and Ryland, respectively, dated as of the closing date of the merger, to the effect that the merger will be treated for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code. Neither Standard Pacific nor Ryland intends to waive this condition.

The opinions regarding the merger will not address any state, local or foreign tax consequences of the merger or any federal tax consequences (including federal income tax consequences) other than those specifically addressed therein. The opinions will be based on certain assumptions and representations as to factual matters from Standard Pacific and Ryland, as well as certain covenants and undertakings by Standard Pacific and Ryland. If any of the assumptions, representations, covenants or undertakings is incorrect, incomplete, inaccurate or is violated in any material respect, the validity of the conclusions reached by counsel in their opinions would be jeopardized and the tax consequences of the merger could differ from those described in this joint proxy statement/prospectus.

An opinion of counsel is not binding on the IRS or any court, and neither Standard Pacific nor Ryland intends to obtain a ruling from the IRS on the tax consequences of the merger. Consequently, there can be no certainty that the IRS will not challenge the conclusions reflected in the opinion or that a court would not sustain such a challenge. If the IRS were to successfully challenge the “reorganization” status of the merger, a holder of Ryland common stock would recognize taxable gain or loss upon the exchange of Ryland common stock for Surviving Corporation common stock pursuant to the merger. Except as otherwise noted, it is assumed for purposes of the following discussion that the merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code.

Consequences to Holders of Standard Pacific Stock

Holders of Standard Pacific common stock will not receive any merger consideration and will not recognize any gain or loss for U.S. federal income tax purposes as a result of the merger.

Consequences to Holders of Ryland Common Stock

Subject to the discussion below relating to the receipt of cash in lieu of fractional shares:

•	a holder of Ryland common stock will not recognize any gain or loss upon the exchange of the holder’s shares of Ryland common stock for shares of Surviving Corporation common stock in the merger;

•	a holder of Ryland common stock will have a tax basis in the Surviving Corporation common stock received in the merger equal to the tax basis of the Ryland common stock surrendered by the holder in exchange for that Surviving Corporation common stock in the merger; and

•	a holder of Ryland common stock will have a holding period for shares of Standard Pacific common stock received in the merger (including fractional shares deemed received and redeemed as described below) that includes its holding period for its shares of Ryland common stock surrendered by the holder in exchange for that Standard Pacific common stock in the merger.

Cash in Lieu of Fractional Shares

No fractional shares of Surviving Corporation common stock will be distributed to holders of Ryland common stock in connection with the merger. A holder who receives cash instead of a fractional share of Surviving Corporation common stock pursuant to the merger will generally be treated as having received such fractional share and then as having received such cash in redemption of the fractional share. Gain or loss will generally be recognized based on the difference between the cash received for such fractional share and the holder’s aggregate adjusted tax basis of the shares of Ryland common stock surrendered that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder has held all of its Ryland common stock for more than one year at the effective time of the merger. Long-term capital gains of non-corporate taxpayers are subject to reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Information reporting and backup withholding (currently at a rate of 28%) may apply with respect to certain payments, such as cash received for fractional shares, made to holders of Ryland common stock pursuant to the merger. A holder of Ryland common stock will generally not be subject to backup withholding, however, if such holder (i) is an exempt recipient (generally, certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, individual retirement accounts, or nonresident aliens) and provides proof of such exemption or (ii) provides an IRS Form W-9 containing the holder’s name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding, and the holder otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding does not constitute an additional tax, but is merely an advance payment that may be credited against a holder’s U.S. federal income tax liability if the required information is timely furnished to the IRS.

Reporting Requirements

Each holder of Ryland common stock who receives shares of Standard Pacific common stock in the merger is required to retain records pertaining to the merger and may be required to file a statement setting forth certain facts relating to the merger with his or her federal income tax return for the year in which the merger takes place.

Consequences to Standard Pacific and Ryland

Provided that the merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, neither Standard Pacific nor Ryland will recognize any gain or loss for U.S. federal income tax purposes as a result of the merger. However, if the IRS were to successfully challenge the “reorganization” status of the merger, Ryland would be treated for U.S. federal income tax purposes as though it disposed of all of its assets in a taxable transaction and would recognize gain measured generally by the excess of the fair market value of Ryland’s assets over Ryland’s tax basis in such assets. Standard Pacific would assume the liability for any taxes owed by Ryland as a result of the merger.

Federal Income Tax Consequences of the Reverse Stock Split to Holders of Standard Pacific Common Stock

The reverse stock split is expected to qualify as a “recapitalization” within the meaning of Section 368(a) of the Code. Assuming the reverse stock split so qualifies, the following consequences will result:

•	a Standard Pacific stockholder generally will recognize no gain or loss upon the receipt of Surviving Corporation common stock in the reverse stock split, other than with respect to cash received in lieu of fractional shares of Surviving Corporation common stock;

•	a Standard Pacific stockholder’s aggregate tax basis in the post-reverse stock split shares of Surviving Corporation common stock received in the reverse stock split will be equal to the aggregate tax basis of the pre-reverse stock split shares of Standard Pacific common stock exchanged therefor, reduced by any amount allocable to a fractional share of Surviving Corporation common stock for which cash is received;

•	a Standard Pacific stockholder’s holding period of the post-reverse stock split shares of Surviving Corporation common stock received in the reverse stock split will include such stockholder’s holding period of the pre-reverse stock split shares exchanged therefor;

•	a Standard Pacific stockholder who receives cash in lieu of fractional shares of Surviving Corporation common stock in the reverse stock split generally will recognize capital gain equal to the difference, if any, between such stockholder’s basis in the fractional shares and the amount of cash received, but will not recognize any loss. Any such capital gain will be long-term capital gain if such stockholder’s holding period for the shares of Standard Pacific common stock exchanged in the reverse stock split is more than one year.

ACCOUNTING TREATMENT

Standard Pacific prepares its financial statements in accordance with GAAP. The merger will be accounted for using the acquisition method of accounting with Standard Pacific being considered the acquirer of Ryland for accounting purposes. This means that Standard Pacific will allocate the purchase price to the fair value of Ryland’s tangible and intangible assets and liabilities at the acquisition date, with the excess purchase price being recorded as goodwill. Under the acquisition method of accounting, goodwill is not amortized but is tested for impairment at least annually.

STANDARD PACIFIC AND RYLAND UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Standard Pacific and Ryland entered into the merger agreement on June 14, 2015. Pursuant to the terms of the merger agreement, Ryland will be merged with and into Standard Pacific. Upon completion of the merger, the separate corporate existence of Ryland will cease, and Standard Pacific will continue as the surviving corporation in the merger under the name CalAtlantic Group, Inc.

The following unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheets of Standard Pacific and Ryland, giving effect to the merger as if it had been consummated on June 30, 2015. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014 combine the historical consolidated statements of operations of Standard Pacific and Ryland, giving effect to the merger as if it had been consummated on January 1, 2014, the beginning of the earliest period presented. The historical consolidated financial statements of Ryland have been adjusted to reflect certain reclassifications in order to conform with Standard Pacific’s financial statement presentation. For a description of the reclassifications, please see Note 3 to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting with Standard Pacific considered the acquirer of Ryland. Accordingly, consideration given by Standard Pacific to complete the merger with Ryland will be based on the estimated fair value of the assets and liabilities of Ryland as of the date of completion of the merger. As of the date of this joint proxy statement/prospectus, Standard Pacific has engaged a consultant to assist with the fair value measurements of the acquired assets and liabilities; however, the fair value measurements have not been completed as of the date of this filing, accordingly, the detailed valuation studies necessary to arrive at the required estimates of the fair value of the Ryland assets to be acquired and the liabilities to be assumed are preliminary and subject to completion. In addition, there may be additional adjustments necessary to conform Ryland’s accounting policies to Standard Pacific’s accounting policies. A final determination of the fair value of Ryland’s assets and liabilities will be based on the actual net tangible and intangible assets and liabilities of Ryland that exist as of the date of completion of the merger and, therefore, cannot be made prior to the completion of the transaction. Additionally, the value of the consideration to be given by Standard Pacific to complete the merger will be determined based on the trading price of Standard Pacific’s common stock at the time of the completion of the merger. Accordingly, the pro forma purchase price adjustments are preliminary and are subject to further adjustments as additional information becomes available and as additional analyses are performed. The preliminary pro forma purchase price adjustments have been made solely for the purpose of providing the unaudited pro forma condensed combined financial statements presented below. Standard Pacific estimated the fair value of Ryland’s assets and liabilities based on discussions with Ryland’s management, preliminary valuation studies, due diligence and information presented in public filings. Until the merger is completed, both companies are limited in their ability to share information; thus, there currently is not sufficient information for a definitive measurement; therefore, the unaudited pro forma condensed combined financial statements presented herein are preliminary. Upon completion of the merger, final valuations will be performed. Differences between these preliminary estimates and the final valuations and acquisition accounting will occur and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined future results of operations and financial position.

These unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with (1) the unaudited interim consolidated financial statements of Standard Pacific and Ryland contained in their respective Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2015 and (2) the audited consolidated financial statements of Standard Pacific and Ryland contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2014, all of which are incorporated by reference into this joint proxy statement/prospectus. The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of Standard Pacific would have been had the merger occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

Standard Pacific expects to incur significant costs associated with integrating the operations of Standard Pacific and Ryland. The unaudited pro forma condensed combined financial statements do not reflect the costs of any integration activities or benefits that may result from realization of future cost savings from operating efficiencies or revenue synergies expected to result from the merger. In addition, the unaudited pro forma condensed combined financial statements exclude non-recurring items that are directly attributable to the merger, employee retention costs or professional fees incurred by Ryland or Standard Pacific pursuant to provisions contained in the merger agreement, as those costs are not considered part of the purchase price.

Unaudited Pro Forma Condensed Combined Balance Sheet

June 30, 2015

	Historical Standard Pacific	Condensed As Adjusted Ryland (Note 3)	Pro Forma Adjustments (Note 1)			Pro Forma Combined
	(Dollars in thousands)
ASSETS
Homebuilding:
Cash and equivalents	$77,088	$269,756		$(2,129	)(e)	$321,091
				(2,069	)(f)
				(2,788	)(g)
				(16,767	)(h)
				(2,000	)(j)
Restricted cash	39,714	—				39,714
Marketable securities, available-for-sale	—	17,341				17,341
Inventories:
Owned	3,624,498	2,213,688		67,744	(a)	6,064,170
				158,240	(b)
Not owned	45,771	99,107		14,377	(a)	159,255
Investments in unconsolidated joint ventures	60,835	13,104				73,939
Deferred income taxes, net of valuation allowance	266,091	84,448		(29,947	)(m)	320,592
Goodwill	—	36,891		(36,891	)(l)	1,017,674
				1,017,674	(l)
Other assets	54,424	114,148		(15,582	)(k)	163,445
				10,455	(c)

Total Homebuilding Assets	4,168,421	2,848,483		1,160,317		8,177,221

Financial Services:
Cash and equivalents	11,225	10,224				21,449
Restricted cash	1,045	18,277				19,322
Mortgage loans held for sale, net	109,239	128,873				238,112
Mortgage loans held for investment, net	23,366	917				24,283
Other assets	6,596	14,972				21,568

Total Financial Services Assets	151,471	173,263		—		324,734

Total Assets	$4,319,892	$3,021,746		$1,160,317		$8,501,955

LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$79,719	$211,595	$			$291,314
Accrued liabilities	225,622	193,454				419,076
Revolving credit facility	30,000	—				30,000
Secured project debt and other notes payable	5,927	24,795				30,722
Senior notes payable	2,133,111	1,271,158		172,007	(d)	3,576,276

Total Homebuilding Liabilities	2,474,379	1,701,002		172,007		4,347,388

Financial Services:
Accounts payable and other liabilities	2,629	17,093				19,722
Mortgage credit facilities.	90,341	122,607				212,948

Total Financial Services Liabilities	92,970	139,700		—		232,670

Total Liabilities	2,567,349	1,840,702		172,007		4,580,058

Equity:
Total Stockholders’ Equity	1,752,543	1,167,415		(2,129	)(e)	3,908,268
				(2,788	)(g)
				(16,767	)(h)
				(2,000	)(j)
				(1,167,415	)(n)
				2,179,409	(n)
Noncontrolling interest	—	13,629		—	(n)	13,629

Total Equity	1,752,543	1,181,044		988,310		3,921,897

Total Liabilities and Equity	$4,319,892	$3,021,746		$1,160,317		$8,501,955

See accompany notes to audited pro forma condensed combined financial statements, which are an integral part of these statements.

Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2015

	Historical Standard Pacific	Condensed As Adjusted Ryland (Note 3)	Pro Forma Adjustments (Note 1)			Pro Forma Combined
	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$1,163,057	$1,137,970	$			$2,301,027
Land sale revenues	6,853	4,075				10,928

Total revenues	1,169,910	1,142,045		—		2,311,955

Cost of home sales	(878,750)	(909,677)		(8,030	)(a)	(1,796,457)
Cost of land sales	(5,114)	(3,147)				(8,261)

Total cost of sales	(883,864)	(912,824)		(8,030)		(1,804,718)

Gross margin	286,046	229,221		(8,030)		507,237

Selling, general and administrative expenses	(145,980)	(133,448)				(279,428)
Income (loss) from unconsolidated joint ventures	(502)	497				(5)
Other income (expense)	(5,572)	(2,284)		(2,614	)(c)	(1,723)
				8,747	(e)(f)

Homebuilding pretax income	133,992	93,986		(1,897)		226,081

Financial Services:
Revenues	11,635	28,989				40,624
Expenses	(8,547)	(15,229)				(23,776)
Other income	938	139				1,077

Financial services pretax income	4,026	13,899		—		17,925

Income before taxes	138,018	107,885		(1,897)		244,006
Provision for income taxes	(49,215)	(38,826)		721	(m)	(87,320)

Net income	88,803	69,059		(1,176)		156,686
Less: Net income allocated to preferred shareholder	(21,475)	—		(1,350)		(22,825)
Less: Net income allocated to unvested restricted stock	(181)	—		(20)		(201)

Net income available to common stockholders	$67,147	$69,059		$(2,546)		$133,660

Income per common share (Standard Pacific pro forma for reverse stock split):
Basic	$1.22	$1.48				$1.30 (p)
Diluted	$1.12	$1.22				$1.14 (p)

Weighted average common shares outstanding (Standard Pacific pro forma for reverse stock split):
Basic	54,914,435	46,579,660		1,352,470	(o)	102,846,565
Diluted	62,081,531	58,174,063		1,111,125	(o)	121,366,719

Weighted average additional common shares outstanding if preferred shares converted to common shares (pro forma for reverse split)	17,562,557	—		—		17,562,557

Total weighted average diluted common shares outstanding if preferred shares converted to common shares (pro forma for reverse split)	79,644,088	58,174,063		1,111,125		138,929,276

See accompanying notes to unaudited pro forma condensed combined financial statements, which are an integral part of these statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2014

	Historical Standard Pacific	Condensed As Adjusted Ryland (Note 3)	Pro Forma Adjustments (Note 1)			Pro Forma Combined
	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$2,366,754	$2,555,967	$			$4,922,721
Land sale revenues	44,424	13,934				58,358

Total revenues	2,411,178	2,569,901		—		4,981,079

Cost of home sales	(1,748,954)	(1,999,716)		(16,061	)(a)	(3,764,731)
Cost of land sales	(43,841)	(9,342)				(53,183)

Total cost of sales	(1,792,795)	(2,009,058)		(16,061)		(3,817,914)

Gross margin	618,383	560,843		(16,061)		1,163,165

Selling, general and administrative expenses	(275,861)	(289,029)				(564,890)
Income (loss) from unconsolidated joint ventures	(668)	1,414				746
Other income (expense)	(1,733)	3,789		(5,228	)(c)	(3,172)

Homebuilding pretax income	340,121	277,017		(21,289)		595,849

Financial Services:
Revenues	24,119	45,168				69,287
Expenses	(15,245)	(37,860)				(53,105)
Other income	969	139				1,108

Financial services pretax income	9,843	7,447		—		17,290

Income before taxes	349,964	284,464		(21,289)		613,139
Provision for income taxes	(134,099)	(108,665)		8,090	(m)	(234,674)

Net income	215,865	175,799		(13,199)		378,465
Less: Net income allocated to preferred shareholder	(51,650)	—		(3,132)		(54,782)
Less: Net income allocated to unvested restricted stock	(297)	(56)		(19)		(372)

Net income available to common stockholders	$163,918	$175,743		$(16,350)		$323,311

Income per common share (Standard Pacific pro forma for reverse stock split):
Basic	$2.94	$3.77				$3.12
Diluted	$2.68	$3.09				$2.73

Weighted average common shares outstanding (Standard Pacific pro forma for reverse stock split):
Basic	55,737,548	46,579,641		1,352,470		103,669,659
Diluted	63,257,082	58,218,165		1,111,967		122,587,214

Weighted average additional common shares outstanding if preferred shares converted to common shares (pro forma for reverse split)	17,562,557	—				17,562,557

Total weighted average diluted common shares outstanding if preferred shares converted to common shares (pro forma for reverse split)	80,819,639	58,218,165		1,111,967		140,149,771

See accompanying notes to unaudited pro forma condensed combined financial statements, which are an integral part of these statements.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.	Basis of Presentation

On June 14, 2015 Standard Pacific and Ryland entered into the merger agreement whereby Ryland will merge with and into Standard Pacific. Immediately prior to the effective time of the merger, each five shares of issued and outstanding Standard Pacific common stock will be converted into one share of Surviving Corporation common stock. Under the terms of the merger agreement and following the reverse stock split, each outstanding share of Ryland common stock will be exchanged for 1.0191 shares of Surviving Corporation common stock. Ryland stock options will generally convert upon completion of the merger into stock options and equity awards with respect to Surviving Corporation common stock, after giving effect to the exchange ratio.

The accompanying unaudited pro forma condensed combined financial statements were prepared in accordance with Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”) using the acquisition method of accounting with Standard Pacific considered the acquirer of Ryland.

The accompanying unaudited pro forma condensed combined financial statements present the pro forma consolidated financial position and results of operations of the combined company based upon the historical financial statements of Standard Pacific and Ryland, after giving effect to the merger and adjustments described in these notes, and are intended to reflect the impact of the merger on Standard Pacific’s consolidated financial statements. The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not reflect the costs of any integration activities or benefits that may result from realization of future cost savings due to operating efficiencies or revenue synergies expected to result from the merger.

The unaudited pro forma condensed combined balance sheet gives effect to the merger as if it had been consummated on June 30, 2015 and includes estimated pro forma adjustments for the preliminary valuations of assets acquired and liabilities assumed. These adjustments are subject to further revision as additional information becomes available and additional analyses are performed. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014 give effect to the merger as if it had been consummated on January 1, 2014, the beginning of the earliest period presented.

The unaudited pro forma condensed combined balance sheet has been adjusted to reflect the preliminary valuation of the net assets acquired including goodwill. The valuation of the assets and liabilities in these unaudited pro forma condensed combined financial statements is based upon a purchase price of approximately $2.2 billion. This amount was derived as described below in accordance with the merger agreement, based on the outstanding shares of Ryland common stock at June 30, 2015, the exchange ratio of 1.0191 shares of Surviving Corporation common stock for each Ryland share and a price per Standard Pacific common share of $44.95, which represents the closing price on a pro forma basis to reflect the effect of the reverse stock split, of Standard Pacific shares of common stock on July 31, 2015. The actual number of shares of Surviving Corporation common stock to be issued in the merger will be based upon the actual number of Ryland shares outstanding when the merger closes, and the valuation of those shares will be based on the trading price of Standard Pacific’s common stock when the merger closes. The purchase price also includes the estimated fair value of outstanding equity awards held by employees of Ryland, which will all become fully vested as of the date of the merger and replaced with similar securities of the Surviving Corporation, adjusted for the 1.0191 exchange ratio. Accordingly, the purchase price includes an estimated fair value of equity awards to be issued by the Surviving Corporation of approximately $33.3 million.

The unaudited pro forma condensed combined financial statements reflect the following adjustments:

(a)	Inventories Owned and Lot Option Contracts: Inventories owned (excluding homes in backlog) and lot option contracts were adjusted to their estimated fair value in the pro forma balance sheet as of

June 30, 2015 in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) under a land residual value analysis. Under the land residual value analysis, we estimated what a willing buyer would pay and what a willing seller would sell a parcel of land for (other than in a forced liquidation) in order to generate a market rate operating margin based on projected revenues, costs to develop land, and costs to construct and sell homes within a community. The operating margins (defined as gross margin less direct selling and marketing costs) used to calculate land residual values and related fair values were generally in the 14% to 17% range. This evaluation and the assumptions used by Standard Pacific’s management to determine fair value required a substantial degree of judgment, especially with respect to real estate projects that have a substantial amount of development to be completed, have not started selling or are in the early stages of sales, or are longer-term in duration. Due to the inherent uncertainty in the estimation process, significant volatility in the demand for new housing, and the availability of mortgage financing for potential homebuyers, the fair value of the inventory to be acquired in the merger may fluctuate significantly between June 30, 2015 and the final completion of the merger.

The step-up in inventories owned and lot option contracts is reflected in the pro forma statements of operations for the year ended December 31, 2014 and six months ended June 30, 2015 as an increase in cost of home sales of $16.1 million and $8.0 million, respectively. The adjustments to the pro forma statements of operations represent the anticipated recognition of the step-up in inventories owned and lot option contracts based on an estimated inventory turn. As of June 30, 2015, Ryland owned and controlled approximately 39,800 homesites, which represented a five year supply of homesites based on Ryland’s historical deliveries for the twelve months ended June 30, 2015. For the year ended December 31, 2014, we estimated an inventory turn of 20% of the fair value step-up in basis and for the six months ended June 30, 2015, we estimated an inventory turn of 10% of the fair value step-up in basis.

(b)	Backlog: Homes in backlog as of June 30, 2015 were adjusted to estimated fair value using the income approach. Revenues associated with the contract with the homebuyer are projected over the life of the contract and cost of home sales and selling expenses are estimated using an expected operating margin based on remaining costs to construct and sell the homes. The step-up in homes in backlog as of June 30, 2015 is not reflected in the pro forma statements of operations because it will not have a continuing impact on the combined operations as homes in backlog typically are delivered in less than nine months. The step-up in homes in backlog of $158.2 million is expected to be recognized in the Surviving Corporation’s statement of operations as an increase in cost of home sales over a period of nine months after the merger as the homes in backlog are converted to deliveries.

(c)	Tradename: The fair value of the tradename was estimated using a relief-from-royalties method based on projected revenues over the estimated useful life of approximately two years. The statement of operations for the year December 31, 2014 and the six months ended June 30, 2015 include $5.2 million and $2.6 million, respectively, of amortization expense related to this intangible asset.

(d)	Senior Notes Payable: The fair value of Ryland’s senior notes was estimated using a market approach. The market approach is used to estimate fair value through the analysis of recent sales of comparable liabilities with matching terms. Certain types of liabilities, such as the senior notes, trade in active secondary markets. As such, sale price information is readily available for a comparative analysis with the subject liabilities.

(e)

Standard Pacific Transaction Costs: Standard Pacific estimates that its expenses for this transaction will be approximately $7.3 million, which will be reflected as an expense of Standard Pacific in the period the expense is incurred. These costs include fees for investment banking services, legal, accounting, due diligence, tax, valuation, printing and other various services necessary to complete the transaction. For the six months ended June 30, 2015, Standard Pacific incurred $5.2 million of transaction costs which have been removed from other income (expense) as these are one time transaction costs which result directly from the merger. The amount remaining to be incurred for estimated expenses of Standard Pacific is reflected in the pro forma balance sheet as of June 30, 2015 as a reduction to cash and a decrease to retained earnings of $2.1 million. In addition, the estimated remaining expenses are not reflected in the pro forma statement of operations as they are non-recurring charges which result directly from the merger. The pro forma financial statements do not reflect any potential termination fees that could be required if the merger was not completed.

(f)	Ryland Transaction Costs: Ryland estimates that its expenses for this transaction will be approximately $5.6 million, which will be reflected as an expense in Ryland’s pre-merger historical consolidated financial statements in the period the expense is incurred. These costs include fees for investment banking services, legal, accounting, due diligence, tax, valuation, printing and other various services necessary to complete the transaction. For the six months ended June 30, 2015, Ryland incurred $3.6 million of transaction costs which have been removed from other income (expense) as these are one time transaction costs which result directly from the merger. The estimated remaining expenses of Ryland are reflected in the pro forma balance sheet as of June 30, 2015 as a reduction to cash of $2.1 million and a decrease in the net assets of Ryland in the application of acquisition accounting.

(g)	Standard Pacific Change in Control Payments: Each of Standard Pacific’s executive officers is party to a severance and change in control protection agreement, under which the executive will have the right to receive a lump sum cash payment and accelerated vesting of all outstanding equity awards if the executive’s employment is terminated without “cause” or the executive resigns for “good reason” within a certain period of time following the merger. The Surviving Corporation expects to incur a change in control cost of approximately $5.3 million ($2.8 million of cash and $2.5 million of accelerated vesting of all outstanding equity awards) relating to regional president redundancy.

The change in control cash payment of approximately $2.8 million is reflected in the pro forma balance sheet as of June 30, 2015 as a reduction to cash and a decrease to retained earnings. In addition, the estimated expense is not reflected in the pro forma statement of operations as it is a non-recurring charge which results directly from the merger.

(h)	Ryland Change of Control Payments: Each of Ryland’s executive officers is a party to an executive severance agreement, under which the executive will have the right to receive a lump sum cash payment (and other benefits) if the executive’s employment is terminated without “cause” or the executive resigns for “good reason.” The Surviving Corporation expects to incur change of control costs of approximately $17 million relating to certain executive officers of Ryland. These cash payments are reflected in the pro forma balance sheet as of June 30, 2015 as a reduction to cash and a decrease to retained earnings. In addition, these payments are not reflected in the pro forma statement of operations as they are non-recurring charges which result directly from the merger.

(i)	Ryland Restricted Stock Units, LTIP Awards and Stock Options: Immediately prior to completion of the merger, all Ryland equity awards will accelerate and fully vest (with performance share awards granted under Ryland’s LTIPs deemed to vest at the target level), except for the 2015 restricted stock unit awards and 2015 LTIP awards held by Mr. Nicholson and Mr. Skelly. Restricted stock units and performance share awards granted under the LTIPs that vest in connection with the merger will be settled in shares of Ryland common stock immediately prior to completion of the merger and will be treated like all other outstanding shares of Ryland common stock at the time of the merger. Any cash dividend equivalents accrued in respect of restricted stock units that vest in connection with the merger will be settled in cash immediately prior to completion of the merger.

Mr. Nicholson and Mr. Skelly have agreed that the vesting of their 2015 LTIP awards and their 2015 grant of restricted stock units will not accelerate immediately prior to completion of the merger and the performance metrics applicable to their performance share awards under the 2015 LTIP will be modified, as discussed further below. Pursuant to the merger agreement and applicable award agreements, upon completion of the merger, these restricted stock units and LTIP awards will be converted into rights to receive shares of Surviving Corporation common stock, on the same terms and conditions (subject to the modifications described above) as were applicable under such awards as of immediately prior to the merger. The number of shares of Surviving Corporation common stock underlying each converted Ryland award will be determined by multiplying the number of shares of Ryland common stock subject to such award immediately prior to the completion of the merger by the exchange ratio, and rounding down to the nearest whole share.

Upon completion of the merger, each option to purchase shares of Ryland common stock granted under the Ryland equity plans will be converted pursuant to the merger agreement and applicable award agreements into an option to acquire shares of Surviving Corporation common stock on the same terms and conditions (including any vesting or forfeiture provisions or repurchase rights, but taking into account any acceleration thereof pursuant to the existing terms of the relevant Ryland equity plans or applicable award agreement thereunder by reason of the merger (as discussed above) as were applicable under such option as of immediately prior to the merger. The number of shares of Surviving Corporation common stock underlying each converted Ryland stock option will be determined by multiplying the number of shares of Ryland common stock subject to such stock option immediately prior to the completion of the merger by the exchange ratio, and rounding down to the nearest whole share. The exercise price per share of each converted option will be determined by dividing the per share exercise price of such stock option by the exchange ratio, and rounding up to the nearest whole cent. The vesting of the restricted stock units, LTIP awards and stock options upon the merger and the replacement equity awards issued by the Surviving Corporation resulted in approximately $33.3 million of additional purchase price consideration. The Surviving Corporation expects to incur $6.1 million of additional stock compensation expense related to the excess in fair value of the replacement awards over the original awards granted, which is not included in the pro forma statement of operations as it is a non-recurring charge which resulted directly from the merger.

As discussed above, Mr. Nicholson and Mr. Skelly have agreed that the vesting of their 2015 LTIP awards and their 2015 restricted stock units will not accelerate immediately prior to completion of the merger and the performance metrics applicable to their performance share awards under the 2015 LTIP will be modified following consummation of the merger to align with the performance metrics applicable to the performance-based equity compensation awards previously granted by Standard Pacific to its executive officers. The estimated cost of the replacement award related to this modification was approximately $5.7 million, of which $0.6 million represented additional purchase price consideration included in the $33.3 million discussed above and $5.1 million represented compensation expense to be amortized over the remaining vesting period of the awards. The compensation expense related to this modification is included in the pro forma statement of operations for the six months ended June 30, 2015 and the year ended December 31, 2014 as the historical statements of operations for Ryland include the approximate expense related to the modification required to be recognized.

(j)	Other Integration Costs: The following integration costs are not included in the pro forma statement of operations as they are non-recurring charges which result directly from the merger:

•	Cash payment of $2.0 million to the Standard Pacific CEO payable immediately prior to the closing if all of the conditions to closing set forth in the merger agreement have been satisfied. This amount is included in the pro forma balance sheet as of June 30, 2015 as the underlying employment agreement has been approved by Standard Pacific’s board of directors and executed on June 14, 2015.

•	Estimated severance and other amounts paid to non-executive employees of $13.0 million.

•	Estimated other integration related costs, including lease termination costs, fees paid to consultants, supplies and other expenses of $15.0 million.

(k)	Ryland Capitalized Debt Issuance Costs: Capitalized debt issuance costs in the amount of $15.6 million on Ryland’s balance sheet as of June 30, 2015 have been eliminated from the pro forma balance sheet.

(l)	Goodwill: Pro forma adjustments to goodwill represent:

•	The elimination of $36.9 million of goodwill from Ryland’s balance sheet as of June 30, 2015.

•	The excess purchase price over the book value of the assets acquired and liabilities assumed, which has not been allocated of $1.0 billion is reflected as goodwill.

(m)	Income Taxes: Adjustment to the deferred tax asset reflects the impact of the portion of the purchase price allocated to the assets and liabilities that is non-deductible for income tax purposes. Adjustments to the income tax provision for the six months ended June 30, 2015 and year ended December 31, 2014 represent the income tax benefit at the estimated combined pro forma effective tax rate of 38%, which approximates the historical effective tax rates on a combined basis.

(n)	Stockholders’ Equity: Pro forma adjustments to stockholders’ equity represent:

•	the issuance of approximately 48.2 million shares of Surviving Corporation common stock (including common stock in connection with replacement of Ryland’s equity awards) which increases stockholders’ equity by $2.2 billion and

•	the acquisition and cancellation of Ryland’s common stock and elimination of Ryland stockholders’ equity, which reduces stockholders’ equity by $1.2 billion

•	Noncontrolling interest represents the selling entity’s ownership interest in a lot option purchase contract that was consolidated in accordance with ASC Topic 810, Consolidation. After consideration of the related lot option purchase contract that was included in Ryland’s historical balance sheet as of June 30, 2015, we determined that the carrying value of the consolidated lot option purchase contract and related noncontrolling interest on Ryland’s historical balance sheet as of June 30, 2015 approximated fair value based on what a market participant would pay for the fair value of the land subject to the option.

(o)	Weighted average common shares outstanding: Pro forma adjustments to basic and diluted weighted average common shares outstanding are calculated as follows:

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Basic weighted average common shares outstanding:
Ryland weighted average basic common shares outstanding	46,579,660	46,579,641
Exchange ratio	1.0191	1.0191

Additional basic common shares to be issued on exchange	889,671	889,671

Accelerated vesting of Ryland restricted stock units and performance share awards	454,125	454,125
Exchange ratio	1.0191	1.0191

Common shares to be issued on exchange	462,799	462,799

Total pro forma adjustments to basic weighted average common shares	1,352,470	1,352,470

Diluted weighted average common shares outstanding:
Weighted average diluted common shares outstanding	58,174,063	58,218,165
Exchange ratio	1.0191	1.0191

Total pro forma adjustments to diluted weighted average common shares	1,111,125	1,111,967

(p)	Earnings per common share: The following table sets forth the components used to compute basic and diluted earnings per share on a pro forma basis for the six months ended June 30, 2015 and the year ended December 31, 2014:

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
	(Dollars in thousands, except per share amounts)
Numerator:
Net income	$156,686	$378,465
Less: Net income allocated to preferred shareholder	(22,825)	(54,782)
Less: Net income allocated to unvested restricted stock	(201)	(372)

Net income available to common stockholders for basic earnings per common share	133,660	323,311
Effect of dilutive securities:
Net income allocated to preferred shareholder	22,825	54,782
Interest on 1.25% convertible senior notes due 2032	204	899
Interest on 1.6% convertible senior notes due 2018	1,458	2,916
Interest on 0.25% convertible senior notes due 2019	598	1,197

Net income available to common and preferred stock for diluted earnings per share	$158,745	$383,105

Denominator:
Weighted average basic common shares outstanding	102,846,565	103,669,659
Weighted average additional common shares outstanding if preferred shares converted to common shares (if dilutive)	17,562,557	17,562,557

Total weighted average common shares outstanding if preferred shares converted to common shares	120,409,122	121,232,216
Effect of dilutive securities:
Share based awards	1,465,578	1,862,979
1.25% convertible senior notes due 2032	6,262,570	6,262,570
1.6% convertible senior notes due 2018	7,157,934	7,157,934
0.25% convertible senior notes due 2019	3,634,072	3,634,072

Weighted average diluted shares outstanding	138,929,276	140,149,771

Income per common shares:
Basic	$1.30	$3.12
Diluted	$1.14	$2.73

2.	Preliminary Purchase Price

The preliminary purchase price as of June 30, 2015, is calculated as follows:

June 30, 2015
(Dollars in thousands, except per share amounts)
Ryland shares of common stock outstanding as of June 30, 2015	46,849,340
Exchange ratio	1.0191

Number of shares of Surviving Corporation common stock to be issued in exchange	47,744,162
Assumed closing price per share of Standard Pacific common stock as of July 31, 2015 pro forma for the 1 for 5 reverse stock split	$44.95

Consideration attributable to common stock	$2,146,100
Consideration attributable to Surviving Corporation equity awards in exchange for Ryland equity awards	33,309

Total purchase price	$2,179,409

The following is a preliminary estimate of the assets to be acquired and the liabilities to be assumed by Standard Pacific in the merger, reconciled to the estimate of consideration expected to be transferred:

June 30, 2015
(Dollars in thousands)
Book value of net assets acquired as of June 30, 2015	$1,181,044
Adjusted for:
Ryland remaining transaction costs	(2,069)
Noncontrolling interest	(13,629)
Elimination of existing debt issue costs	(15,582)
Elimination of existing goodwill	(36,891)

Adjusted book value of net assets acquired	1,112,873
Adjustments to:
Inventories owned	67,744
Backlog	158,240
Lot option contracts	14,377
Tradename	10,455
Senior notes payable	(172,007)
Deferred tax liability	(29,947)
Excess Purchase price (goodwill)	1,017,674

Total Purchase Price	$2,179,409

An increase in the closing price per share of Standard Pacific common stock of $2.50 (pro forma for the reverse stock split) would increase goodwill and total equity to $1,137.0 million and $4,041.3 million, respectively, and a decrease of $2.50 would decrease goodwill and total equity to $897.2 million and $3,801.5 million, respectively.

3.	Reclassifications on the Pro Forma Balance Sheet and Pro Forma Statement of Operations

Certain financial statement line items included in Ryland’s historical presentation have been reclassified to corresponding line items as included in Standard Pacific’s historical presentation for the purpose of preparing the unaudited pro forma condensed combined balance sheet and statements of operations as follows:

Condensed Balance Sheet

June 30, 2015

	Condensed Historical Presentation	Reclassification Adjustments		Condensed As Adjusted Ryland
	(Dollars in thousands)
ASSETS
Homebuilding:
Cash and equivalents	$279,980	$(10,224)	(a)	$269,756
Restricted cash	18,277	(18,277)	(a)	—
Marketable securities, available-for-sale	17,791	(450)	(a)	17,341
Inventories:
Owned	2,247,097	(67,666)	(c)	2,213,688
		34,257	(b)
Not owned	29,720	67,666	(c)	99,107
		1,721	(c)
Investments in unconsolidated joint ventures	—	13,104	(b)	13,104
Property, plant and equipment	35,814	(35,814)	(b)	—
Deferred income taxes, net of valuation allowance	84,448			84,448
Goodwill.	—	36,891	(b)	36,891
Other assets.	178,829	(14,522)	(a)	114,148
		(13,104)	(b)
		(36,891)	(b)
		(1,721)	(c)
		1,557	(b)

Total Homebuilding Assets	2,891,956	(43,473)		2,848,483

Financial Services:
Cash and equivalents	—	10,224	(a)	10,224
Restricted cash	—	18,277	(a)	18,277
Mortgage loans held for sale, net	129,790	(917)	(b)	128,873
Mortgage loans held for investment, net	—	917	(b)	917
Other assets	—	14,522	(a)	14,972
		450	(a)

Total Financial Services Assets	129,790	43,473		173,263

Total Assets	$3,021,746	$—		$3,021,746

LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$212,127	$(532)	(a)	$211,595
Accrued liabilities	210,015	(16,561)	(a)	193,454
Secured project debt and other notes payable	—	24,795	(b)	24,795
Senior notes payable	1,295,953	(24,795)	(b)	1,271,158

Total Homebuilding Liabilities	1,718,095	(17,093)		1,701,002

Financial Services:
Accounts payable and other liabilities	—	532	(a)	17,093
	—	16,561	(a)
Mortgage credit facilities .	122,607	—		122,607

Total Financial Services Liabilities	122,607	17,093		139,700

Total Liabilities	1,840,702	—		1,840,702

Equity:
Total Equity	1,181,044	—		1,181,044

Total Liabilities and Equity	$3,021,746	$—		$3,021,746

Condensed Statement of Operations

Six Months Ended June 30, 2015

	Condensed Historical Presentation	Reclassification Adjustments		Condensed As Adjusted Ryland
	(Dollars in thousands)
Homebuilding:
Home sale revenues	$1,142,045	$(4,075	)(d)	$1,137,970
Land sale revenues	—	4,075	(d)	4,075

Total revenues	1,142,045	—		1,142,045

Cost of home sales	(912,327)	3,147	(d)	(909,677)
		(497	)(e)
Cost of land sales	—	(3,147	)(d)	(3,147)

Total cost of sales	(912,327)	(497)		(912,824)

Gross margin	229,718	(497)		229,221

Selling, general and administrative expenses	(133,448)	—		(133,448)
Income from unconsolidated joint ventures	—	497	(e)	497
Other income (expense)	(2,145)	(139	)(a)	(2,284)

Homebuilding pretax income	94,125	(139)		93,986

Financial Services:
Revenues	28,989	—		28,989
Expenses	(15,229)	—		(15,229)
Other income	—	139	(a)	139

Financial services pretax income	13,760	139		13,899

Income before taxes	107,885	—		107,885
Provision for income taxes	(38,826)	—		(38,826)

Net income	$69,059	$—		$69,059

Condensed Statement of Operations

Year Ended December 31, 2014

	Condensed Historical Presentation	Reclassification Adjustments		Condensed As Adjusted Ryland
	(Dollars in thousands)
Homebuilding:
Home sale revenues	$2,569,901	$(13,934)	(d)	$2,555,967
Land sale revenues	—	13,934	(d)	13,934

Total revenues	2,569,901	—		2,569,901

Cost of home sales	(2,007,644)	9,342	(d)	(1,999,716)
		(1,414)	(e)
Cost of land sales	—	(9,342)	(d)	(9,342)

Total cost of sales	(2,007,644)	(1,414)		(2,009,058)

Gross margin	562,257	(1,414)		560,843

Selling, general and administrative expenses	(289,029)	—		(289,029)
Income from unconsolidated joint ventures	—	1,414	(e)	1,414
Other income	3,928	(139)	(a)	3,789

Homebuilding pretax income	277,156	(139)		277,017

Financial Services:
Revenues	45,168	—		45,168
Expenses	(37,860)	—		(37,860)
Other income	—	139	(a)	139

Financial services pretax income	7,308	139		7,447

Income before taxes	284,464	—		284,464
Provision for income taxes	(108,665)	—		(108,665)

Net income	$175,799	$—		$175,799

The reclassifications presented in the Ryland balance sheet as of June 30, 2015 and the Ryland statements of operations for the six months ended June 30, 2015 and year ended December 31, 2014 are as follows:

(a)	Homebuilding and financial services operations are separately reported on the Standard Pacific consolidated financial statements. Certain items from the Ryland balance sheet and statement of operations have been reclassified to financial services to conform to the Standard Pacific balance sheet and statement of operations presentation.

(b)	Reclassifications to conform to the Standard Pacific balance sheet:

•	Investments in unconsolidated joint ventures reclassified from other assets

•	Model decoration reclassified from property, plant and equipment to inventory owned and remaining property, plant and equipment reclassified to other assets

•	Goodwill reclassified from other assets

•	Repurchased mortgage loans reclassified from mortgage loans held for sale to mortgage loans held for investment

•	Secured project debt and other notes payable reclassified from senior notes payable

(c)	Reclassification of $67.7 million of nonrefundable deposits from inventories owned to inventories not owned and $1.7 million of refundable deposits from other assets to inventories not owned.

(d)	Reclassification from total homebuilding revenues and cost of sales to land sale revenues and cost of land sales.

(e)	Reclassification of income from unconsolidated joint ventures from cost home sales to income from unconsolidated joint ventures.

These reclassifications had no impact on the historical income from continuing operations reported by Ryland, are preliminary, and do not reflect the final identification of all differences in presentation which may be identified by the time Standard Pacific completes its acquisition accounting, which Standard Pacific currently expects will be completed within one year of completion of the merger. Material revisions to Standard Pacific’s preliminary estimates may be necessary as more information becomes available through the completion of this final determination. The actual amounts recorded following the completion of the merger may be materially different from the information presented in the pro forma financial statements.

COMPARATIVE STOCK PRICES AND DIVIDENDS

Presented below are Standard Pacific’s and Ryland’s historical per share data for the six months ended June 30, 2015 and the years ended December 31, 2014 and December 31, 2013. Standard Pacific common stock is currently traded on the NYSE under the symbol “SPF,” and Ryland common stock is currently traded on the NYSE under the symbol “RYL.”

This information should be read together with the consolidated financial statements and related notes of Standard Pacific and Ryland that are incorporated by reference in this document and with the unaudited pro forma combined financial data included under “Standard Pacific and Ryland Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 116.

	Standard Pacific Common Stock
	High	Low	Dividends Paid
Calendar Year 2013
First quarter	$9.18	$7.33	$—
Second quarter	9.97	7.62	—
Third quarter	8.89	7.03	—
Fourth quarter	9.13	7.15	—
Calendar Year 2014
First quarter	$9.20	$7.95	$—
Second quarter	8.75	7.55	—
Third quarter	8.81	7.45	—
Fourth quarter	8.17	6.86	—
Calendar Year 2015
First quarter	$9.14	$6.52	$—
Second quarter	9.19	7.79	—

	Ryland Common Stock
	High	Low	Dividends Paid
Calendar Year 2013
First quarter	$43.00	$33.50	$0.03
Second quarter	50.42	35.65	0.03
Third quarter	43.70	33.04	0.03
Fourth quarter	44.63	35.70	0.03
Calendar Year 2014
First quarter	$46.67	$38.07	$0.03
Second quarter	42.70	35.96	0.03
Third quarter	40.35	31.22	0.03
Fourth quarter	39.54	30.33	0.03
Calendar Year 2015
First quarter	$49.66	$34.99	$0.03
Second quarter	49.64	40.01	0.03

The following table presents the closing prices of Standard Pacific common stock and Ryland common stock on the NYSE on June 12, 2015, the last trading day before public announcement of the merger, and on August 25, 2015, the latest practicable trading day before the date of this joint proxy statement/prospectus. The table also presents the equivalent value of the merger consideration per share of Ryland common stock on those dates, calculated by multiplying the closing price of Standard Pacific common stock ending on those dates by 1.0191 (after giving effect to the 1-for-5 reverse stock split), representing the approximate value that Ryland stockholders will be entitled to receive in exchange for each share of Ryland common stock they hold at the effective time of the merger.

	Standard Pacific Common Stock	Ryland Common Stock	Equivalent per Share Value
Date
June 12, 2015	$8.36	$42.79	$42.60
August 25, 2015	$8.12	$41.58	$41.38

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS OF STANDARD PACIFIC

The following table sets forth certain information as of July 31, 2015 (except as noted otherwise) regarding ownership of the shares of Standard Pacific by (1) each director of Standard Pacific, (2) each executive officer of Standard Pacific named in the summary compensation table, (3) all directors and executive officers of Standard Pacific as a group, and (4) each person known by Standard Pacific to be the beneficial owner of more than 5% of any class of the shares of Standard Pacific. This table is based on information supplied to Standard Pacific by the Standard Pacific executive officers and directors and on Schedule 13Gs filed with the Securities and Exchange Commission. Except as noted below, the address of the named beneficial owner is c/o Standard Pacific Corp., 15360 Barranca Parkway, Irvine, California 92618.

	Common Stock		Senior Preferred Stock
Name of Beneficial Owner	Shares (1)	Percent of Class**	Shares		Percent of Class
Directors and Executive Officers
Scott D. Stowell	3,114,720	1.1	—		—
Jeff J. McCall	1,964,274	*	—		—
Wendy L. Marlett	667,518	*	—		—
John P. Babel	334,744	*	—		—
Bruce A. Choate	196,759	*	—		—
Ronald R. Foell	536,507	*	—		—
Douglas C. Jacobs	121,223	*	—		—
David J. Matlin (2)	126,400,000	(2)	267,829	(3)	100
John R. Peshkin	51,783	*	—		—
Peter Schoels (2)	126,400,000	(2)	267,829	(3)	100
Directors and Executive Officers as a Group (10 persons)	133,387,528		267,829	(3)	100
5% Beneficial Owners †			—		—
MP CA Homes LLC (3)	126,400,000	(3)	267,829	(3)	100
BlackRock, Inc. (4)	16,805,034	6.1	—		—
Citadel GP LLC (5)	13,892,219	5.0	—		—

†	As of July 31, 2015
*	Less than one percent.
**	Applicable percentage of ownership is based on 276,312,411 shares of the common stock outstanding as of July 31, 2015. To Standard Pacific’s knowledge, none of such shares have been pledged as security by any of Standard Pacific’s directors or executive officers.
(1)	The total number of shares listed in the “Shares” column for each named executive officer and director includes the following number of shares subject to stock options and stock appreciation rights held by such named executive officer or director which are exercisable within 60 days after July 31, 2015: Mr. Stowell 1,918,119, Mr. McCall 1,699,136, Ms. Marlett 542,395, Mr. Babel 213,081, and all directors and executive officers as a group 4,372,731.
(2)	As a result of his ownership interest in, and employment with, an affiliate of MatlinPatterson, each of Mr. Matlin and Mr. Schoels may be deemed to be the beneficial owner of all of the shares of common stock and Series B Preferred Stock held by MatlinPatterson, over which they may be deemed to have shared voting and dispositive power. Please see footnote 3 below.
(3)

MatlinPatterson, an affiliate of MatlinPatterson Global Advisers LLC, beneficially owns, and is the record holder of 267,829 shares of Series B Preferred Stock and 126,400,000 shares of common stock, with respect to which it has shared dispositive and voting power. The address of MatlinPatterson is 520 Madison Avenue, 35th Floor, New York, NY 10022-4213. The Series B Preferred Stock, together with the common stock held by MatlinPatterson, currently represent 49% of the total voting power of Standard Pacific. The Series B Preferred Stock will vote with the common stock on an as-converted basis provided that the votes attributable to shares of Series B Preferred Stock held by MatlinPatterson, together with votes attributable to shares of common stock held by MatlinPatterson, cannot exceed 49% of the total voting power of the voting power. The Series B Preferred Stock is initially convertible into up to 87,812,786 shares of common stock; however, MatlinPatterson is not entitled to convert the Series B Preferred Stock into common stock unless after such conversion it would hold no more than 49% of the voting power. Upon a voluntary or involuntary liquidation, dissolution or winding up of Standard Pacific, the holders of Series B Preferred Stock will receive the amount payable if the Series B Preferred Stock had been converted into common stock immediately prior to the liquidating distribution. For such purposes, the as-converted number for the Series B Preferred Stock would be 87,812,786 shares of common stock, which, together with the 126,400,000 shares of common stock held by the Investor, equals approximately 58.8% of the outstanding common stock of Standard Pacific as of July 31, 2015.
(4)	BlackRock, Inc. beneficially owns 16,805,034 shares of common stock, over which it has sole voting power for 16,457,285 of these shares, no shared voting power, sole dispositive power for 16,805,034 of these shares and no shared dispositive power. BlackRock’s address is 40 East 52nd Street, New York, NY 10022. This information is based on a Schedule 13G/A filed on January 30, 2015.
(5)	Citadel GP LLC beneficially owns 13,892,219 shares of common stock, over which it has no sole voting power, shared voting power for 13,892,219 of these shares, no sole dispositive power and shared dispositive power for 13,892,219 of these shares. Citadel GP LLC’s address is 131 S. Dearborn Street, Chicago, IL 60603. This information is based on a Schedule 13G/A filed on February 12, 2015.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS OF RYLAND

To the knowledge of Ryland, the following table sets forth the beneficial owners of more than 5% of the outstanding shares of Ryland common stock, as of July 31, 2015. On that date, 46,851,577 shares of Ryland common stock were issued and outstanding:

Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock, Inc. 55 East 52nd Street, New York, NY 10022	6,041,685	(1)	12.9%
Impala Asset Management LLC 107 Cherry Street, New Canaan, CT 06840	4,371,966	(2)	9.3%
Sanders Capital, LLC 390 Park Avenue, 17th Floor, New York, NY 10022	3,945,438	(3)	8.4%
Vanguard Group, Inc. 100 Vanguard Boulevard, Malvern, PA 19355	2,989,681	(4)	6.4%
Citadel Advisors, LLC. 131 S. Dearborn Street, 32nd Floor, Chicago, IL 60603	2,371,564	(5)	5.1%
State Street Corp. One Lincoln Street, Boston, MA 02111	2,092,353	(6)	4.5%

(1)	As reported in a Schedule 13G/A filed with the SEC on January 9, 2015.
(2)	As reported in a Schedule 13G filed with the SEC on February 12, 2015.
(3)	As reported in a Schedule 13G filed with the SEC on January 14, 2015.
(4)	As reported in a Schedule 13G/A filed with the SEC on February 10, 2015.
(5)	As reported in a Schedule 13G filed with the SEC on January 23, 2015. Subsequently, on May 15, 2015, Citadel Advisors, LLC filed a Form 13F reporting holdings of 2,173,334 shares of Ryland common stock.
(6)	As reported in a Schedule 13G/A filed with the SEC on February 11, 2015. Subsequently, on May 15, 2015, State Street Corp. filed a Form 13F reporting holdings of 2,374,688 shares of Ryland common stock.

The following table sets forth, as of July 31, 2015, the number of shares of Ryland’s common stock beneficially owned by Ryland’s directors, each of the executive officers, and by the directors and executive officers as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)
William L. Jews	61,349
Ned Mansour	61,286
Robert E. Mellor	88,482	(2)
Norman J. Metcalfe	92,750
Charlotte St. Martin	56,206
Thomas W. Toomey	8,988
Robert G. van Schoonenberg	30,718
Larry T. Nicholson	890,927
Gordon A. Milne	242,601
Peter G. Skelly	142,994
Timothy J. Geckle	142,218
Robert J. Cunnion, III	109,033
Directors and executive officers as a group (12 persons)	1,927,552

(1)	The directors, nominees or executive officers do not individually own more than 1% of Ryland’s outstanding common stock with the exception of Mr. Nicholson who beneficially owns 1.9% of Ryland’s outstanding common stock. Directors, nominees and executive officers as a group beneficially own 4.1% of Ryland’s outstanding common Stock. All of the shares in the table are owned individually with sole voting and dispositive power.

Includes shares subject to stock options which may be exercised within 60 days of July 31, 2015, as follows: Mr. Jews, 20,000 shares; Mr. Mansour, 20,000 shares; Mr. Mellor, 20,000 shares; Mr. Metcalfe, 20,000 shares; Ms. St. Martin, 20,000 shares; Mr. Nicholson, 350,000 shares; Mr. Milne, 90,000 shares; Mr. Skelly, 33,333 shares; Mr. Geckle, 20,000 shares; Mr. Cunnion, 10,000 shares; and directors and executive officers as a group, 603,333 shares.

Includes shares represented by unvested restricted stock units as follows: Mr. Nicholson, 71,914 shares; Mr. Milne, 21,109 shares; Mr. Skelly, 18,916 shares; Mr. Geckle, 13,469 shares; Mr. Cunnion, 10,687 shares; and directors and executive officers as a group, 136,095 shares.

Includes shares of Ryland common stock which have been allocated to participants’ accounts under Ryland’s Retirement Savings Opportunity Plan as follows: Mr. Nicholson, 575 shares; Mr. Geckle, 4,494 shares; Mr. Cunnion, 5,747 shares; and directors and executive officers as a group, 10,816 shares.

Includes shares of Ryland common stock that have been allocated to the directors’ deferred compensation plan accounts as follows: Mr. Mansour, 41,286 shares; Mr. Metcalfe, 41,286 shares; Ms. St. Martin, 25,737 shares; and Mr. Toomey, 7,752 shares.

(2)	Does not include 2,000 shares of Ryland common stock owned by Mr. Mellor’s wife as to which he disclaims beneficial ownership.

DESCRIPTION OF CAPITAL STOCK

The following discussion summarizes some of the important rights of Standard Pacific stockholders. This discussion is not meant to be complete. The rights can be determined in full only by reference to federal and state laws and regulations and Standard Pacific’s certificate of incorporation and bylaws.

Standard Pacific’s authorized capital stock consists of 600,000,000 shares of common stock, $0.01 par value, and 10,000,000 shares of preferred stock, $0.01 par value. Standard Pacific’s certificate of incorporation, prior to the consummation of the merger, does not authorize any other classes of capital stock.

Common Stock

Standard Pacific has one existing class of common stock. Holders of shares of Standard Pacific’s existing common stock are entitled to one vote per share on all matters to be voted upon by Standard Pacific stockholders and may not cumulate votes for the election of directors.

The holders of shares of Standard Pacific’s existing common stock are entitled to receive ratably dividends as may be declared from time to time by the Standard Pacific board of directors out of funds legally available for dividend payments, subject to any dividend preferences of any holders of any other series of common stock and preferred stock. In the event of Standard Pacific’s liquidation, dissolution or winding up, after full payment of all liabilities and liquidation preferences of any other series of common stock and any preferred stock, the holders of shares of Standard Pacific’s existing common stock are entitled to share ratably in all remaining assets. Standard Pacific’s existing common stock has no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the shares of Standard Pacific’s existing common stock.

Standard Pacific’s certificate of incorporation authorizes its board of directors to issue new series of common stock without stockholder approval. Subject to the Delaware corporation law, the Standard Pacific board of directors may:

•	fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations and restrictions of any new series of common stock, including, without limitation:

•	dividend rights and whether dividends are cumulative;

•	conversion rights, if any;

•	voting rights, including the number of votes, if any, per share, as well as the number of members, if any, of the board or the percentage of members, if any, of the board each series of common stock may be entitled to elect;

•	rights and terms of redemption, including sinking fund provisions, if any, redemption price and liquidation preferences of any series of common stock;

•	fix the number of shares constituting any series and the designations of each series; and

•	increase or decrease the number of shares of any series of common stock but not below the number of shares of such series then outstanding.

The Standard Pacific board of directors has no power to alter the rights of any outstanding shares of Standard Pacific common stock. Although Standard Pacific currently does not intend to do so, the Standard Pacific board of directors, without stockholder approval, may issue a new series of common stock with rights that could negatively affect the voting power or other rights of Standard Pacific’s existing common stockholders.

Standard Pacific common stock is listed under the symbol “SPF” on the NYSE. Computershare is the Transfer Agent and Registrar for Standard Pacific common stock.

Preferred stock

Prior to the completion of the merger, there were 5,000,000 authorized shares of Series B junior participating convertible preferred stock of Standard Pacific (“Series B Preferred Stock”), of which 267,829 shares of Series B Preferred Stock are outstanding and convertible into approximately 87.8 million shares of Standard Pacific common stock. The number of shares of common stock into which Series B Preferred Stock is convertible is determined by dividing $1,000 by the applicable conversion price ($3.05, subject to customary anti-dilution adjustments) plus cash in lieu of fractional shares. In giving effect to the reverse stock split, the 267,829 shares of Series B Preferred Stock would be converted into approximately 17.6 million shares of Surviving Corporation common stock. The Series B Preferred Stock ranks pari passu with Standard Pacific common stock and junior to all other preferred stock of Standard Pacific, other than a class or series of preferred stock, the terms of which expressly provide that such class of series will rank on parity with the Series B Preferred Stock. The Series B Preferred Stock has no liquidation preference over Standard Pacific common stock.

The Series B Preferred Stock is convertible at the holder’s option into shares of Standard Pacific common stock provided that no holder, with its affiliates, may beneficially own total voting power of Standard Pacific’s voting stock in excess of 49%. Prior to the merger, the outstanding shares of common stock (126.4 million shares) and Series B Preferred Stock owned by MatlinPatterson represented approximately 59% of the total number of shares of Standard Pacific common stock outstanding on an as-converted basis. Immediately following the consummation of the merger, the Series B Preferred Stock will be converted into approximately 17.6 million shares of Surviving Corporation common stock.

Conversion Notice

Concurrently with the merger agreement and as a condition of the merger, MatlinPatterson is delivering an irrevocable notice of conversion pursuant to which all shares of Standard Pacific preferred stock will be converted into Surviving Corporation common stock.

Stockholders agreement

Concurrently with the merger agreement and as a condition of the merger, Standard Pacific and MatlinPatterson have entered into an amended and restated Stockholders Agreement effective only as of the effective date of the merger agreement, which amends and restates in its entirety of the stockholders agreement dated June 27, 2008. For more information regarding the Stockholders Agreement see the section entitled “The Stockholders Agreement” beginning on page 110.

Copies of Standard Pacific’ proposed amended and restated certificate of incorporation and bylaws, have been filed with and are publicly available at or from the SEC as described under the heading “Where You Can Find More Information.”

COMPARISON OF RIGHTS OF STOCKHOLDERS

The rights of the stockholders of Ryland and the relative powers of the Ryland board of directors are governed by the laws of the State of Maryland, including the MGCL, and Ryland’s articles of incorporation and bylaws. As a result of the merger, each issued and outstanding share of Ryland common stock will be converted into the right to receive the merger consideration, consisting of 1.0191 shares of Surviving Corporation common stock. Each share of Surviving Corporation common stock issued to Ryland stockholders in connection with the merger will be issued in accordance with, and will carry with it the rights and obligations set forth in, the certificate of incorporation and bylaws of the Surviving Corporation, which are incorporated by reference herein. Upon consummation of the merger, Standard Pacific will adopt an amended and restated certificate of incorporation and bylaws as the certificate of incorporation and bylaws of the Surviving Corporation; therefore the Surviving Corporation will be a corporation governed by the laws of the State of Delaware, the rights of the stockholders of the Surviving Corporation are governed by applicable Delaware law, including the DGCL, and by the Surviving Corporation’s amended and restated certificate of incorporation and bylaws.

Many of the principal attributes of Ryland common stock are similar to those of Standard Pacific and Surviving Corporation common stock. However, there are differences between the rights of stockholders of Ryland under the laws of the State of Maryland and Ryland’s articles of incorporation and bylaws and the rights of stockholders of Standard Pacific and, following the completion of the merger, the Surviving Corporation under the laws of the State of Delaware and the applicable certificates of incorporation and bylaws.

The following is a summary comparison of the material differences between the rights of Ryland stockholders under the MGCL and Ryland’s articles of incorporation and bylaws, the rights of Standard Pacific stockholders under the DGCL and Standard Pacific’s certificate of incorporation and bylaws and the rights Ryland stockholders and Standard Pacific will have as stockholders of the Surviving Corporation under the DGCL and the Surviving Corporation’s amended and restated certificate of incorporation and bylaws. Changes in the Surviving Corporation rights from the Standard Pacific rights that will be implemented if the merger is consummated are highlighted in italics. The discussion in this section does not include a description of rights or obligations under the U.S. federal securities laws or NYSE listing requirements. Such rights and obligations generally apply equally to the shares of Ryland common stock and Standard Pacific common stock. When describing the Surviving Corporation’s amended and restated certificate of incorporation or bylaws, the discussion assumes that the merger has been consummated.

The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of Ryland’s articles of incorporation and bylaws, Standard Pacific’s certificate of incorporation and bylaws and upon the consummation of the merger, the Surviving Corporation’s amended and restated certificate of incorporation and bylaws, all of which are incorporated by reference herein. See “Where You Can Find More Information” beginning on page 186 of this joint proxy statement/prospectus. Ryland’s articles of incorporation and bylaws have been filed by Ryland with the SEC. You are also urged to carefully read the relevant provisions of the MGCL and the DGCL for a more complete understanding of the differences between being a stockholder of Ryland, Standard Pacific or the Surviving Corporation.

	Ryland	Standard Pacific and the Surviving Corporation
Authorized and Outstanding Capital Stock	The authorized capital stock of Ryland currently consists of 199,990,000 shares of common stock, par value $1.00 per share, and 10,000 shares of Series A Junior Participating Preferred Stock, par value $1.00 per share.	The authorized capital stock of Standard Pacific currently consists of and the authorized capital stock of the Surviving Corporation will consist of 600,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per

Ryland	Standard Pacific and the Surviving Corporation

As of August 12, 2015, the record date for the Ryland special meeting, Ryland had 46,851,577 shares of common stock issued and outstanding and no shares of Series A Junior Participating Preferred Stock issued and outstanding.

The number of authorized shares of common stock or Series A Junior Participating Preferred stock may be increased or reduced (but not below the number of issued shares of common stock or Series A Junior Participating Preferred stock, as applicable) through an amendment of Ryland’s articles of incorporation. Ryland may amend its articles of incorporation as described under “—Amendments of Governing Documents” beginning on page 165 of this joint proxy statement/prospectus.

Under the MGCL, the board of directors, without stockholder approval, may approve the issuance of authorized but unissued shares of common stock.

Under Ryland’s articles of incorporation, the board of directors is authorized to classify or reclassify by resolution adopted prior to the issuance of any shares of capital stock by setting or changing the designations, preferences, conversion or other rights, voting powers, restrictions, limitations or conditions of such shares of capital stock.

share, of which 1,500,000 shares have been designated Senior Convertible Preferred Stock, 1,000,000 shares have been designated Series A Junior Participating cumulative Preferred Stock and 5,000,000 shares have been designated Series B Junior Participating Convertible Preferred Stock.

As of August 12, 2015, the record date for the Standard Pacific special meeting, Standard Pacific had 276,618,805 shares of common stock, no shares of Senior Convertible Preferred Stock or Series A Junior Participating cumulative Preferred Stock and 267,829 shares of Series B Junior Participating Convertible Preferred Stock issued and outstanding.

Immediately prior to the effective time of the merger, each five shares of Standard Pacific common stock will be combined and converted into one issued and outstanding share of the Surviving Corporation.

Immediately following the effective time of the merger and the reverse stock split, the all of the outstanding shares of Series B Junior Participating Convertible Preferred Stock will be converted into 17,562,557 shares of Surviving Corporation common stock.

The number of authorized shares of common stock or preferred stock may be increased or reduced (but not below the number of issued shares of common stock or preferred stock, as applicable) through an amendment of Standard Pacific’s/the Surviving Corporation’s certificate of incorporation. Standard Pacific/the Surviving Corporation may amend its certificate of incorporation as

	Ryland	Standard Pacific and the Surviving Corporation

described under “—Amendments of Governing Documents” beginning on page 165 of this joint proxy statement/prospectus.

Under the DGCL, the board of directors, without stockholder approval, may approve the issuance of authorized but unissued shares of common stock.

Under Standard Pacific/the Surviving Corporation’s amended and restated certificate of incorporation, the board of directors is authorized to fix by resolution adopted prior to the issuance of any shares of a particular series of preferred stock the voting powers, designations, preferences and relative participating, optional or other special rights, or the qualifications, limitations and restrictions of such preferred shares.

Consolidation and Division; Subdivision	Under the MGCL, the issued shares of a corporation with a class of equity securities registered under the Exchange Act may be combined into a smaller number of shares, without stockholder action, at a ratio of not more than 10 shares into one share in any twelve-month period. Under Maryland law, a reverse stock split is defined as a combination of outstanding shares of stock of a corporation into a lesser number of shares of stock of the same class without any change in the aggregate amount of stated capital of the corporation, except for a change resulting from an elimination of fractional shares. Also under Maryland law, the issued shares of a corporation may be split into a greater number of shares without stockholder action.	Under the DGCL, the issued shares of a corporation may be combined into a smaller number of shares or split into a greater number of shares through an amendment to its certificate of incorporation. Standard Pacific/the Surviving Corporation may amend its certificate of incorporation as described under “—Amendments of Governing Documents” beginning on page 165 of this joint proxy statement/prospectus.

	Ryland	Standard Pacific and the Surviving Corporation
Reduction of Share Capital	Under the MGCL, Ryland, by an affirmative vote of a majority of the board of directors, may reduce its stated capital by reducing or eliminating the capital associated with shares of capital stock that have been retired. A reduction of stated capital to be effected in any other manner must be authorized by the corporation’s board of directors and approved by two-third of all votes entitled be cast at a meeting of stockholders.	Under the DGCL, Standard Pacific, by an affirmative vote of a majority of the board of directors, may reduce its capital by reducing or eliminating the capital associated with shares of capital stock that have been retired, by applying some or all of the capital represented by shares purchased, redeemed, converted or exchanged or by transferring to surplus the capital associated with certain shares of its stock. No reduction of capital may be made unless the assets of the corporation remaining after the reduction are sufficient to pay any debts for which payment has not otherwise been provided.

Preemption Rights, Share Warrants and Options

Ryland’s stockholders do not have preemptive rights to acquire newly issued shares, but Ryland’s articles of incorporation do provide that the Ryland board of directors may provide for such rights in the future.

Under the MGCL, capital stock issued by Ryland may be paid for in such form and manner as the board of directors determines, such payment to consist of cash, any tangible or intangible property or other benefit to the corporation, such as services already performed, a promissory note and a contract for future labor or services however, Ryland may issue shares of its capital stock without receiving consideration of any kind as a gift or contribution to a governmental unit or charitable organization.

Standard Pacific’s/the Surviving Corporation’s stockholders do not have preemptive rights to acquire newly issued shares.

Under the DGCL, capital stock issued by Standard Pacific/the Surviving Corporation’s may be paid for in such form and manner as the board of directors determines, such payment to consist of cash, any tangible or intangible property or any benefit to the corporation, in each case, having a value not less than the par value or stated capital of the shares so issued, as determined by the board of directors.

Distributions, Dividends, Repurchases and Redemptions

Distributions / Dividends

Under the MGCL, the Ryland board of directors may declare and pay dividends to the holders of the Ryland capital stock out of surplus or any other funds legally available for such payments, so long as

Distributions / Dividends

Under the DGCL, the board of directors may declare and pay dividends to the holders of the Standard Pacific/Surviving Corporation capital stock out of surplus or, if there is no surplus,

Ryland	Standard Pacific and the Surviving Corporation

following a dividend, Ryland could pay its debts as they become due in the ordinary course and its assets would exceed the sum of its liabilities plus senior liquidation preferences. Additionally, Ryland would be permitted to pay dividends even if assets would not exceed the sum of its liabilities plus senior liquidation preferences if the dividends are paid from (i) the net earnings of the corporation for the fiscal year in which the dividend is paid; (ii) Ryland’s net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for the preceding eight fiscal quarters. Dividends may be paid in cash, in shares of Ryland capital stock or in other property.	out of net profits for the year in which the dividend is declared or the immediately preceding fiscal year, or both, provided that such payment would not reduce capital below the amount of capital represented by all classes of outstanding stock having a preference as to the distribution of assets upon liquidation. Dividends may be paid in cash, in shares of Standard Pacific/the Surviving Corporation capital stock or in other property.
Repurchases / Redemptions	Repurchases / Redemptions

Under the MGCL, Ryland may repurchase its own shares if authorized by its board of directors, so long as following a repurchase, Ryland could pay its debts as they become due in the ordinary course and its assets would exceed the sum of its liabilities plus senior liquidation preferences. Repurchased shares can be retired or held as authorized but unissued shares. Shares that have been repurchased but have not been retired may be resold by a corporation for such consideration as the board may determine in its discretion.

Under the MGCL, a corporation may provide for redemption of its stock in its articles of incorporation. Ryland’s articles of incorporation do not provide such right with respect to its common stock, so such shares may not be redeemed. If Ryland were to designate and issue shares of a series of preferred stock that is redeemable in accordance with its

Under the DGCL, Standard Pacific/the Surviving Corporation may redeem or repurchase its own shares, except that generally it may not redeem or repurchase those shares if the capital of the corporation is impaired at the time or would become impaired as a result of the redemption or repurchase of such shares. If Standard Pacific/the Surviving Corporation were to designate and issue shares of a series of preferred stock that is redeemable in accordance with its terms, such terms would govern the redemption of such shares. Repurchased and redeemed shares may be retired or held as treasury shares. Shares that have been repurchased but have not been retired may be resold by a corporation for such consideration as the board may determine in its discretion. Standard Pacific/the Surviving Corporation may not exercise any voting rights in respect to any shares held as treasury shares.

	Ryland	Standard Pacific and the Surviving Corporation
	terms, such terms would govern the redemption of such shares.	Standard Pacific’s/the Surviving Corporation’s Senior Convertible Preferred Stock, 1,000,000 shares have been designated Series A Junior Participating cumulative Preferred Stock and 5,000,000 shares have been designated Series B Junior Participating Convertible Preferred Stock may not be redeemed at anytime.
	Purchases by Subsidiaries of Ryland	Purchases by Subsidiaries of Standard Pacific

Under the MGCL, shares of Ryland capital stock may be acquired by subsidiaries of Ryland without stockholder approval. Shares of such capital stock owned by a subsidiary are neither entitled to vote nor counted as outstanding for quorum purposes.

Under the DGCL, shares of Standard Pacific/the Surviving Corporation capital stock may be acquired by subsidiaries of Standard Pacific/the Surviving Corporation without stockholder approval. Shares of such capital stock owned by a majority-owned subsidiary are neither entitled to vote nor counted as outstanding for quorum purposes.

Dividends in Shares / Bonus Issues	Ryland may make distributions to its stockholders in the form of a stock dividend. See the discussion of dividends and distributions under “—Distributions, Dividends, Repurchases and Redemptions” beginning on page 142 of this joint proxy statement/prospectus.	Standard Pacific/the Surviving Corporation may make distributions to its stockholders in the form of a stock dividend. See the discussion of dividends and distributions under “—Distributions, Dividends, Repurchases and Redemptions” beginning on page 142 of this joint proxy statement/prospectus.

Lien on Shares, Calls on Shares and Forfeiture of Shares	Not applicable.	Not applicable.

Number and Election of Directors	Ryland’s articles of incorporation provides that the number of directors on the Ryland board of directors will be fixed by, or in the manner provided in, Ryland’s bylaws. Ryland’s bylaws provide that the number of directors will be fixed by resolution of the Ryland board of directors, but will be no less than three and not more than 25 directors. As of the date of this joint proxy statement/prospectus, the Ryland board of directors consisted of 8 directors.	Standard Pacific’s/the Surviving Corporation’s certificate of incorporation provides that the number of directors on the Standard Pacific/Surviving Corporation board of directors will be fixed by, or in the manner provided in, the Standard Pacific/Surviving Corporation bylaws. The Standard Pacific/Surviving Corporation bylaws provide that the number of directors will be fixed by resolution of the Standard Pacific board of directors or

Ryland	Standard Pacific and the Surviving Corporation

The members of the Ryland board of directors are elected annually.

Ryland’s bylaws provide that directors are to be elected by a majority of the votes cast with respect to such director; unless the number of nominees exceeds the number of directors to be elected at such meeting, in which case, each of the directors to be elected will be elected by a plurality of the votes cast by the shares represented and entitled to vote at such meeting with respect to the election of such director.

stockholders of the corporation. As of the date of this joint proxy statement/prospectus, the Standard Pacific board of directors consisted of 7 directors.

The members of the Standard Pacific/Surviving Corporation board of directors are elected annually.

The Standard Pacific bylaws provide that the nominees receiving the greatest number of votes, up to the number of directors to be elected at a meeting, shall be elected as director.

Upon completion of the merger, the Surviving Corporation is expected to have 10 directors for three years following the completion of the merger as summarized in “—Governance Matters After the Merger” above. Thereafter, the Surviving Corporation’s amended and restated bylaws will provide that the number of directors will be no fewer than 7 and not more than 12 directors with the exact number to be determined by the board of directors. Under the Surviving Corporation’s bylaws, directors are to be elected annually and, for three years following the completion of the merger, by a plurality of the votes cast. Thereafter, directors will be elected annually by a majority of the votes cast with respect to such director; unless the number of nominees exceeds the number of directors to be elected at such meeting, in which case, each of the directors to be elected will be elected by a plurality of the votes cast by the shares represented and entitled to vote at such meeting with respect to the election of such director.

	Ryland	Standard Pacific and the Surviving Corporation
Record Date

Ryland’s bylaws provide that the Ryland board of directors may fix a record date in advance of any meeting of stockholders or any adjournment thereof for purposes of determining which stockholders are entitled to notice of or to vote at any such meeting. The record date may not be more than 90 nor less than 10 days before the date of the meeting. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of such meeting unless the Ryland board of directors fixes a new record date for the adjourned meeting. In lieu of fixing a record date, the Ryland board of directors may provide that Ryland’s stock transfer books shall be closed for a period not to exceed 20 days nor less than 10 days prior to the meeting.

Under Maryland law, if no record date is fixed and the stock transfer books are not closed by the directors, the record date for determining which stockholders are entitled to notice of or to vote at any such meeting shall be the later of the day on which notice of the meeting is mailed or the 30th day before the meeting.

The directors may also set a record date to determine the identity of the stockholder entitled to receive payment of any dividend or other distribution. The record date shall not precede the date upon which the resolution fixing the record date is adopted and shall not be more than 90 days prior to the dividend or other distribution payment date. If no record date is fixed, the record date for determining stockholders for such purpose shall be at the close of business on the day on which the directors adopt the resolution

The Standard Pacific/Surviving Corporation bylaws provide that the board of directors may fix a record date in advance of any meeting of stockholders or any adjournment thereof for purposes of determining which stockholders are entitled to notice of or to vote at any such meeting. The record date may not be more than 60 nor less than 10 days before the date of the meeting. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of such meeting unless the board of directors fixes a new record date for the adjourned meeting.

If no record date is fixed by the directors, the record date for determining which stockholders are entitled to notice of or to vote at any such meeting shall be at the close of business on the day immediately before the day on which notice of the meeting is given or, if notice is waived, the close of business on the day immediately before the day of the meeting.

The record date for determining stockholders entitled to consent to corporate actions in writing without a meeting, if such consent is permitted, will be fixed by a resolution of the board of directors in accordance with the certificate of incorporation and bylaws. See “—Stockholder Action by Written Consent” beginning on page 157 of this joint proxy statement/prospectus.

The directors may also set a record date to determine the identity of the stockholder entitled to receive payment of any dividend or other distribution. The record date shall not precede the date upon which

	Ryland	Standard Pacific and the Surviving Corporation
	relating to the payment of any dividend or other distribution, but the payment may not be made more than 60 days after the date on which such resolution is adopted.	the resolution fixing the record date is adopted and shall not be more than 60 days prior to the dividend or other distribution payment date. If no record date is fixed, the record date for determining stockholders for such purpose shall be at the close of business on the day on which the directors adopt the resolution relating to the payment of any dividend or other distribution.

Removal of Directors; Newly Created Directorships and Vacancies

Removal of Directors

Ryland’s bylaws provide that directors may be removed with or without cause by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors.

Vacancies

Ryland’s bylaws provide that any vacancies on the Ryland board of directors or newly created directorships may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum in the case of a vacancy which results from any cause other a newly created directorship and by the affirmative vote of a majority of the entire board in the case of a vacancy which results from a newly created directorship. Ryland’s stockholders may elect a successor to fill any vacancy resulting from the removal of a director.

Removal of Directors

Standard Pacific’s/the Surviving Corporation’s certificate of incorporation provides that, subject to the rights, if any, of preferred shares, directors may be removed with or without cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Vacancies

Standard Pacific’s certificate of incorporation and bylaws provide that any vacancies on the Standard Pacific board of directors or newly created directorships may be filled solely by the affirmative vote of a majority of the remaining directors, even if less than a quorum, or by the sole remaining director.

For three years following the effective time of the merger, vacancies on the Surviving Corporation board of directors resulting from cessation of service by an appointed or designated Ryland director or an appointed or designated Standard Pacific shall be filled only by an individual whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors or by at least a majority of the Continuing Standard Pacific Directors (as such term is defined in the amended and restated

	Ryland	Standard Pacific and the Surviving Corporation
bylaws of the Surviving Corporation), respectively, or by a sole remaining Continuing Ryland Director or Continuing Standard Pacific Director, as applicable. For details, see ““—Governance Matters After the Merger” above. For three years following the effective time of the merger, in the case of a vacancy, a Continuing Ryland Director, who meets the qualifications set forth in the applicable committee charter, shall be appointed as an alternate for a committee member or chair who is a Continuing Ryland Director, and a Continuing Standard Pacific Director, who meets the qualifications set forth in the applicable committee charter, shall be appointed as an alternate for a committee member or chair who is a Continuing Standard Pacific Director.

Duties of Directors	Maryland law requires a director to perform his or her duties in good faith with a reasonable belief that the director’s actions are in the best interests of the corporation and with the care of an ordinarily prudent person in a like position under similar circumstances. Maryland law provides that a director is presumed to satisfy this standard of conduct. A director who complies with this standard of conduct ordinarily is immune from liability. A party challenging the propriety of a decision of a board of directors typically bears the burden of rebutting the applicability of the protection afforded to directors by the “business judgment rule,” which is a presumption that the director acted in accordance with the duties of care and loyalty. Under Maryland law, an act of a director relating to or affecting an acquisition or a potential acquisition of control of a corporation may not be subject to a	Under Delaware law, a company’s directors are charged with fiduciary duties of care and loyalty. The duty of care requires that directors act in an informed and deliberate manner and inform themselves, prior to making a business decision, of all relevant material information reasonably available to them. The duty of care also requires that directors exercise care in overseeing and investigating the conduct of corporate employees. The duty of loyalty may be summarized as the duty to act in good faith, not out of self-interest, and in a manner that the director reasonably believes to be in the best interests of the corporation and its stockholders. A party challenging the propriety of a decision of a board of directors typically bears the burden of rebutting the applicability of the presumptions afforded to directors by the “business judgment rule,”

	Ryland	Standard Pacific and the Surviving Corporation

higher duty or greater scrutiny than is applied to any other act of a director. The Court of Appeals of Maryland, the highest court in the State, has held that, when a corporation is being sold in a cash-out transaction, the immunity from liability described above does not apply, and the director has a common law duty of candor and to maximize value.

Under Maryland law, a member of the board of directors, or a member of any committee designated by the board of directors, shall, in the performance of such member’s duties, be fully protected in relying upon information, opinions, reports, statements, including financial statements or other financial data, prepared by the corporation’s officers or employees, or committees of the board of directors on which such directors does not serve, or by a lawyer, certified public accountant or other similar expert that the director reasonably believes to merit confidence.

which presume that the director acted in accordance with the duties of care and loyalty. If the presumption is not rebutted, the business judgment rule attaches to protect the directors and their decisions. Notwithstanding the foregoing, Delaware courts may subject directors’ conduct to enhanced scrutiny in respect of, among other matters, defensive actions taken in response to a threat to corporate control and approval of a transaction resulting in a sale of control of the corporation.

Under Delaware law, a member of the board of directors, or a member of any committee designated by the board of directors, shall, in the performance of such member’s duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

Conflicts of Interest of Directors	Under Maryland law, a contract or transaction in which a director has an interest will not be voidable solely for this reason if (i) the material facts with respect to such interested director’s relationship or interest are disclosed or are known to the board of directors or an informed and properly functioning independent committee thereof, and a majority of disinterested directors and such committee in good faith authorizes the	Under Delaware law, a contract or transaction in which a director has an interest will not be voidable solely for this reason if (i) the material facts with respect to such interested director’s relationship or interest are disclosed or are known to the board of directors or an informed and properly functioning independent committee thereof, and a majority of disinterested directors and such committee in good faith authorizes the

Ryland	Standard Pacific and the Surviving Corporation

transaction by the affirmative vote of a majority of the disinterested directors, (ii) the material facts with respect to such interested director’s relationship or interest are disclosed or are known to the stockholders entitled to vote on such transaction, and the transaction is specifically approved by vote of the majority of shares held by disinterested stockholders entitled to vote thereon or (iii) the transaction is fair and reasonable to the corporation as of the time it is authorized, approved or ratified. The mere fact that an interested director is present and voting on a transaction in which he or she is interested will not itself make the transaction void. Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee that authorizes the contract or transaction.

transaction by the affirmative vote of a majority of the disinterested directors, (ii) the material facts with respect to such interested director’s relationship or interest are disclosed or are known to the stockholders entitled to vote on such transaction, and the transaction is specifically approved in good faith by vote of the majority of shares entitled to vote thereon or (iii) the transaction is fair to the corporation as of the time it is authorized, approved or ratified. The mere fact that an interested director is present and voting on a transaction in which he or she is interested will not itself make the transaction void. Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee that authorizes the contract or transaction.

Under Delaware law, an interested director could be held liable for a transaction in which such director derived an improper personal benefit.

Under Standard Pacific’s/the Surviving Corporation’s certificate of incorporation, MatlinPatterson and its affiliates engaging in the same, similar or related lines of business as Standard Pacific/the Surviving Corporation and may do business with any of Standard Pacific’s/the Surviving Corporation’s clients, customers or vendors. Additionally, in the event a director or officer of Standard Pacific/the Surviving Corporation is also a director, officer or employee of MatlinPatterson (a “Shared Officer”), such Shared Officer shall not be determined to have failed to comply with his or her fiduciary duties to Standard

	Ryland	Standard Pacific and the Surviving Corporation

Pacific/the Surviving Corporation or its stockholders, if such Shared Officer first presents a corporate opportunity that was presented to them in their capacity as a director, officer or employee of MatlinPatterson to MatlinPatterson.

Indemnification of Officers and Directors

Under the MGCL, a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against judgments, penalties, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by the person in connection with such proceeding unless it is established that (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith, or was the result of active and deliberate dishonesty, or (ii) the person actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the person had no reasonable cause to believe that the person’s act or omission was unlawful.

The MGCL provides that a Maryland corporation must indemnify a director or officer against reasonable expenses (including attorneys’ fees) incurred if such person successfully defends

Under the DGCL, a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such proceeding if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

The DGCL provides that a Delaware corporation must indemnify a director or officer against expenses (including attorneys’ fees) actually and reasonably incurred if such person successfully defends himself or herself in a proceeding to which such person was a party because he or she was a director or officer of the Delaware corporation. The DGCL further provides that a

	Ryland	Standard Pacific and the Surviving Corporation

himself or herself in a proceeding to which such person was a party because he or she was a director or officer of the Maryland corporation. Maryland law requires, as a prerequisite to advancement of fees, submission by the officer or director of a good faith affirmation that he/she meets the statutory standard of conduct for indemnification. The MGCL further provides that a Maryland corporation may purchase and maintain insurance on behalf of any director, officer, employee or agent of such corporation against any liability asserted against such person and incurred by such person in any such capacity, whether or not such corporation would have the power to indemnify such person against such liability.

Ryland’s articles of incorporation provides that Ryland will indemnify and advance expenses to its directors and officers to the fullest extent permitted by the MGCL and employees and agents to the extent as shall be authorized by the board of directors and Ryland’s bylaws.

Ryland has also entered into separate indemnification agreements with certain of its directors and officers.

Delaware corporation may purchase and maintain insurance on behalf of any director, officer, employee or agent of such corporation against any liability asserted against such person and incurred by such person in any such capacity, whether or not such corporation would have the power to indemnify such person against such liability.

Standard Pacific’s/the Surviving Corporation’s certificate of incorporation provides that Standard Pacific/the Surviving Corporation will indemnify and advance expenses to its directors and officers to the fullest extent permitted by the DGCL and may indemnify and advance expenses to its employees and agents to the fullest extent permitted by the DGCL.

Standard Pacific/the Surviving Corporation has also entered into separate indemnification agreements with certain of its directors and officers.

Limitation on Director Liability

Under the MGCL, a corporation may include in its articles of incorporation a provision that limits or eliminates the personal liability of directors and officers to the corporation and its stockholders for monetary damages for a breach of fiduciary duty as a director, subject to the exceptions described in the following paragraph. Ryland’s articles of incorporation includes such a provision.

Under the DGCL, a corporation may include in its certificate of incorporation a provision that limits or eliminates the personal liability of directors to the corporation and its stockholders for monetary damages for a breach of fiduciary duty as a director, subject to the exceptions described in the following paragraph. Standard Pacific’s/the Surviving Corporation’s certificate of incorporation includes such a provision.

	Ryland	Standard Pacific and the Surviving Corporation

	However, a corporation may not limit or eliminate the personal liability of a director or officer for: actual receipt of an improper benefit or profit or active and deliberate dishonesty established by a final judgment as material to the cause of action.	However, a corporation may not limit or eliminate the personal liability of a director for: any breach of the director’s duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; intentional or negligent payments of unlawful dividends or unlawful stock purchases or redemptions; or any transaction in which the director derives an improper personal benefit.

Annual Meetings of Stockholders

Under the MGCL, an annual meeting of stockholders is required for the election of directors and for such other proper business as may be conducted thereat. The failure to hold an annual meeting does not invalidate the corporation’s existence or affect any otherwise valid corporate acts.

Ryland’s bylaws provide that the annual meeting of stockholders will be held at 10:00 a.m. on the third Wednesday in April or at such any other time within 30 days thereafter as determined by the Ryland board of directors.

Ryland’s bylaws provide that meetings of stockholders may be held anywhere in the United States as determined by the board of directors.

Under the DGCL, an annual meeting of stockholders is required for the election of directors and for such other proper business as may be conducted thereat. The Delaware Court of Chancery may order a corporation to hold an annual meeting if the corporation has failed to hold an annual meeting for a period of 13 months after its last annual meeting.

The Standard Pacific/Surviving Corporation bylaws provide that the annual meeting of stockholders will be held at the time and place determined by the Standard Pacific board of directors.

The Standard Pacific/Surviving Corporation bylaws provide that meetings of stockholders may be held either at Standard Pacific’s/the Surviving Corporation’s principal office or at any other place within or without the State of Delaware, as determined by the Standard Pacific board of directors. The board may also determine to hold the meeting by means of remote communication.

Advance Notice Provisions	Ryland’s bylaws provide that nominations of persons for election to the Ryland board of directors and the proposal of business to be	The Standard Pacific bylaws provide that nominations of persons for election to the Standard Pacific board of directors and the

Ryland	Standard Pacific and the Surviving Corporation

considered by stockholders may be made only (i) by or at the direction of the Ryland board of directors or (ii) by a stockholder of record who is entitled to vote and who has complied with the advance notice procedures set forth in Ryland’s bylaws.

In general, a Ryland stockholder wishing to nominate a director or raise another proposal at an annual meeting of stockholders must notify Ryland in writing no later than 75 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of such annual meeting to a later date, unless less than 100 days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, in which case notice by the stockholder must be delivered or received not later than the close of business on the 10th day following the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made.

The notice must contain specific information concerning the person to be nominated or the matters to be brought before the meeting as well as specific information concerning the stockholder submitting the proposal or making the nomination.

The chairman of the annual meeting will determine whether any such stockholder proposal was made in accordance with the terms of Ryland’s bylaws. If the chairman determines that such proposal was not made in accordance with the terms of Ryland’s bylaws, such proposal will be disregarded.

proposal of business to be considered by stockholders may be made only (i) by or at the direction of the Standard Pacific board of directors or (ii) by a stockholder of record who is entitled to vote and who has complied with the advance notice procedures set forth in the Standard Pacific bylaws.

In general, a Standard Pacific/the Surviving Corporation stockholder wishing to nominate a director or raise another proposal at an annual meeting of stockholders must notify Standard Pacific/the Surviving Corporation in writing no later than 90 days prior to the first anniversary of the prior year’s annual meeting, regardless of any postponements, deferrals or adjournments of such annual meeting to a later date, unless the annual meeting is more than 30 days before or more than 70 days after such anniversary date, in which case the notice must be delivered no later than the seventh day following the public announcement of such meeting.

The notice must contain specific information concerning the person to be nominated or the matters to be brought before the meeting as well as specific information concerning the stockholder submitting the proposal or making the nomination.

The Standard Pacific board of directors will determine whether any such stockholder proposal was made in accordance with the terms of the Standard Pacific bylaws. If the board determines that such proposal was not made in accordance with the terms of the Standard Pacific bylaws, the chairman of the annual meeting will direct that the proposal was not properly brought before the

	Ryland	Standard Pacific and the Surviving Corporation

meeting and such proposal will not be acted upon.

Upon completion of the merger, the Surviving Corporation’s bylaws will include similar provisions, except that proposals have to be delivered no earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting or the first annual meeting in addition to the other timing restrictions described above.

Calling Special Meetings of Stockholders

Under Maryland law, special meetings of stockholders may be called by the president, board of directors and by such other person authorized to do so by the corporation’s articles of incorporation or bylaws.

Ryland’s bylaws provide that special meetings of the stockholders may be called at any time by the Chairman of the Ryland board of directors, Ryland’s President or a majority of the Ryland board of directors at any time and for any purpose or purposes.

In addition, Ryland’s secretary must call a special meeting if holders of record of at least a majority of the outstanding Ryland common stock request that a special meeting be called and then only as may be required by law.

Under Maryland law, the Ryland board of directors has the sole power to fix the date, time and place of any special meeting.

Under Delaware law, special meetings of stockholders may be called by the board of directors and by such other person or persons authorized to do so by the corporation’s certificate of incorporation or bylaws.

Standard Pacific’s certificate of incorporation provides that special meetings of the stockholders may be called at any time by a majority of the board of directors or by a committee of the board of directors to which the board has granted authority to call such meetings.

Upon completion of the merger, the Surviving Corporation’s amended and restated certificate of incorporation will include similar provisions except that it will stipulate that, additionally, the Surviving Corporation’s Secretary must call a special meeting if holders of record of at least a majority of the outstanding Surviving Corporation common stock request that a special meeting be called and otherwise comply with the procedures for calling a special meeting.

Notice Provisions	Under the MGCL and Ryland’s bylaws, written notice of annual and special meetings of Ryland stockholders must be given not less than 10 nor more than 90 days	Under the DGCL, written notice of annual and special meetings of Standard Pacific/the Surviving Corporation’s stockholders must be given not less than 10 nor more

	Ryland	Standard Pacific and the Surviving Corporation

before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Ryland’s bylaws provide that written notice of an annual meeting and a special meeting must be served personally or by mail. Ryland’s bylaws provide that notice of a special meeting must also state the purpose for which the special meeting is called.

than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

The Standard Pacific/Surviving Corporation’s bylaws provide that written notice of an annual meeting and a special meeting must be served personally, by mail or by electronic transmission consented to by such stockholders. The Standard Pacific/Surviving Corporation bylaws provide that notice of a special meeting must also state the purpose for which the special meeting is called.

Quorum at Stockholder Meetings	Ryland’s bylaws provide that the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitute a quorum at any annual or special meeting of stockholders.	The Standard Pacific/Surviving Corporation bylaws provide that the holders of a majority in voting interest of the shares entitled to be voted thereat, present in person or by proxy, constitute a quorum at any annual or special meeting of stockholders.

Adjournment of Stockholder Meetings	Ryland’s bylaws provide that, whether or not a quorum is present, the chairman of the meeting or a majority of the stockholders present in person or by proxy may adjourn the meeting from time to time to a date not more than 120 days after the original record date. No notice of the time and place of adjourned meetings need be given.	The Standard Pacific/Surviving Corporation bylaws provide that, whether or not a quorum is present, the chairman of the meeting or a majority of the stockholders present in person or by proxy may adjourn the meeting from time to time. No notice of the time and place of adjourned meetings need be given unless the adjournment is for more than 30 days or a new records date is set.

Voting Rights

Under Ryland’s articles of incorporation, each Ryland stockholder is entitled to one vote for each share of Ryland common stock that he or she holds as of the record date for the meeting.

Under Maryland law, approval of the merger shall require the affirmative vote of two-thirds of all votes entitled to be cast on the

Under Standard Pacific’s certificate of incorporation, each holder of Standard Pacific common stock is entitled to one vote for each share of Standard Pacific common stock that he or she holds as of the record date for the meeting and each holder of Series B Preferred Stock is entitled to one vote per share of common stock

	Ryland	Standard Pacific and the Surviving Corporation

merger, unless a different proportion is provided in the charter of the corporation (which shall be no less than a majority). Under Ryland’s articles of incorporation, at any meeting of stockholders at which a quorum is present, all matters, except as otherwise provided in Ryland’s articles of incorporation or bylaws or by law, shall be decided by the majority of all votes cast, assuming a quorum is present.

Ryland’s articles of incorporation provides that notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of

shares of all classes of capital

stock or of the total number of

shares of any class of capital

stock, such action shall be valid

and effective if authorized by

the affirmative vote of the

holders of a majority of the total

number of shares of all classes

outstanding and entitled to vote

thereon.

that could be obtained upon conversion of such shares of Series B Preferred Stock, subject to such holder having a maximum vote of 49% of the total voting power of Standard Pacific’s capital stock.

At to the effective time of the merger, each five shares of issued and outstanding Standard Pacific common stock will be converted into one share of Surviving Corporation common stock in a reverse stock split. Upon consummation of the merger and following the reverse stock split, all shares of Standard Pacific preferred stock will be converted into shares of Surviving Corporation common stock.

Under the Standard Pacific/Surviving Corporation bylaws, at any meeting of stockholders at which a quorum is present, all matters, except as otherwise provided in Standard Pacific’s certificate of incorporation or bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote at such meeting and on such matter.

Upon completion of the merger, the Surviving Corporation’s bylaws will include similar provisions.

Stockholder Action by Written Consent	Under the MGCL and Ryland’s bylaws, any action to be taken at a meeting of the stockholders may be taken by unanimous written consent of each stockholder entitled to vote on the matter.	Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consent in writing setting forth the actions so taken shall be signed by the holders of outstanding stock having not less than the minimum

	Ryland	Standard Pacific and the Surviving Corporation

number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Under Standard Pacific’s certificate of incorporation, stockholders generally cannot act by written consent, however, so long as MatlinPatterson owns shares representing at least 40% of the voting power of Standard Pacific’s outstanding capital stock, entitled to vote in elections of directors, any action required or permitted to be taken by stockholders at an annual or special meeting may be effected without a meeting, without prior notice and without a vote, if a consent in writing is signed by a holders of capital stock having the minimum number of votes necessary to authorize or take such action at a meeting.

Upon completion of the merger, the Surviving Corporation articles of incorporation will provide any action to be taken at a meeting of the stockholders may be taken by unanimous written consent of each stockholder entitled to vote on the matter.

Stockholder Suits	Generally, Ryland may be sued under federal securities law, and stockholders may bring derivative litigation against the corporation if the corporation does not enforce its own rights. Under federal and state procedural rules, a stockholder must make a demand upon the board before bringing a derivative suit unless demand is excused. An individual also may commence a class action suit on behalf of himself or herself and other similarly situated stockholders where the requirements for	Generally, Standard Pacific/the Surviving Corporation may be sued under federal securities law, and stockholders may bring derivative litigation against the corporation if the corporation does not enforce its own rights. Under federal and state procedural rules, a stockholder must make a demand upon the board before bringing a derivative suit unless demand is excused. An individual also may commence a class action suit on behalf of himself or herself and other similarly situated stockholders

	Ryland	Standard Pacific and the Surviving Corporation

	maintaining a class action have been met.	where the requirements for maintaining a class action have been met.

Inspection of Books and Records	Under the MGCL, a stockholder of a Maryland corporation, on written request, has the right to inspect the corporation’s bylaws, minutes, annual reports or voting trust agreement and may request a statement showing all stock and securities issued and consideration received by the corporation within the preceding 12 months (which statement shall be prepared within 20 days of the request). Additionally, one or more persons who together are, and for at least 6 months have been, stockholders of record of at least five percent of the outstanding stock of any class of a Maryland corporation may inspect the corporation’s books of account, stock ledger and a statement of the corporation’s assets and liabilities.

Under the DGCL, a stockholder of a Delaware corporation has the right to inspect and copy the corporation’s and, in certain circumstances, any subsidiary’s stock ledger, stockholder lists and other books and records upon written demand under oath stating a purpose reasonably related to the person’s interest as a stockholder.

In the event the corporation does not grant the inspection right or does not reply to such request, the stockholder can seek an order to compel inspection from the Delaware Court of Chancery.

Disclosure of Interests in Shares	Neither the MGCL nor Ryland’s governing documents impose any obligation with respect to disclosure by stockholders of their interests in Ryland shares, except as part of a stockholders’ request for a special meeting, nomination of a director, stockholder proposals to be made at an annual meeting or in connection with requesting certain of Ryland’s books and records.	Neither the DGCL nor Standard Pacific’s/the Surviving Corporation’s governing documents impose any obligation with respect to disclosure by stockholders of their interests in Standard Pacific /the Surviving Corporation shares, except as part of a stockholders’ nomination of a director or stockholder proposals to be made at an annual meeting.

Rights of Dissenting Stockholders

The appraisal rights of Ryland stockholders are governed by the MGCL.

The MGCL law provides that appraisal rights are available to dissenting stockholders in connection with certain mergers, consolidations, share exchanges, transfers of assets, charter amendments and business combinations. However, the MGCL does not provide for

The appraisal rights of Standard Pacific/the Surviving Corporation stockholders are governed by the DGCL.

The DGCL provides that appraisal rights are available to dissenting stockholders in connection with certain mergers or consolidations. However, unless a corporation’s certificate of incorporation otherwise provides (which Standard Pacific’s/the Surviving

Ryland	Standard Pacific and the Surviving Corporation

appraisal rights if the shares of the corporation are listed on a national securities exchange, the stock is that of a successor in a merger (unless the merger alters the contract rights of the stock or converts it into something other than stock, cash or other interests), the stock is not entitled to be vote on the transaction or the stockholder did not hold the stock as of the applicable record date or the articles of incorporation provide that holders of the stock are not entitled to exercise appraisal rights. As the Ryland common stock is listed on the NYSE, Ryland stockholders do not have appraisal rights with respect to the merger.

The MGCL provides, among other procedural requirements for the exercise of the appraisal rights, that a stockholder’s written demand for appraisal of shares must be received before the taking of the vote on the matter giving rise to appraisal rights, when the matter is voted on at a meeting of stockholders and that the stockholder not vote in favor of the merger or consolidation.

Corporation’s certificate of incorporation does not), the DGCL does not provide for appraisal rights if: (i) the shares of the corporation are (1) listed on a national securities exchange or (2) held of record by more than 2,000 stockholders; or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger. However, notwithstanding the foregoing, the DGCL provides that appraisal rights will be available to the stockholders of a corporation if the stockholders are required by the terms of a merger agreement to accept for such stock anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof; (ii) shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders; (iii) cash in lieu of fractional shares or fractional depository receipts; or (iv) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts as described above. The DGCL does not provide appraisal rights to stockholders with respect to the sale of all or substantially all of a corporation’s assets or an amendment to a corporation’s certificate of incorporation, although a corporation’s certificate of incorporation may so provide (which Standard Pacific’s/the Surviving Corporation’s certificate of incorporation does not).

	Ryland	Standard Pacific and the Surviving Corporation

Delaware law provides, among other procedural requirements for the exercise of the appraisal rights, that a stockholder’s written demand for appraisal of shares must be received before the taking of the vote on the matter giving rise to appraisal rights, when the matter is voted on at a meeting of stockholders and that the stockholder not vote in favor of the merger or consolidation.

Anti-Takeover Measures

Under the MGCL, certain anti-takeover provisions may have the effect of making it more difficult for a third party to acquire Ryland. Maryland law prohibits certain “business combinations,” including mergers, consolidations, share exchanges, asset transfers, with “interested stockholders.” An interested stockholder is anyone who beneficially owns 10% or more of the voting power of the corporation’s shares or an affiliate of the corporation who was a beneficial owner of 10% or more of the voting power of the corporation’s outstanding shares within the two-year period immediately prior to the date in question.

Business combinations with an interested stockholder or an affiliate of the interested stockholder are prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder, thereafter, except in certain circumstances, any business combination with the interested stockholder must be recommended by the board of directors of the corporation and approved by at least 80% of the shared entitled to be voted and two-thirds of the shares entitled to be voted other

Under the DGCL, certain anti-takeover provisions apply to Standard Pacific/the Surviving Corporation as a publicly traded company that may have the effect of making it more difficult for a third party to acquire Standard Pacific/the Surviving Corporation. In particular, Section 203 of the DGCL generally prohibits a Delaware corporation from engaging in any of a broad range of business combinations with an “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder, unless, among other exceptions, prior to such time the board of directors of the corporation approved either the relevant business combination or the transaction that resulted in such stockholder becoming an interested stockholder. An interested stockholder is defined as either (i) the owner of 15% or more of the outstanding voting stock or (ii) an affiliate or associate of the corporation who was the owner of 15% or more of the outstanding voting stock at any time within the three-year period immediately prior to the date that such person became an interested stockholder.

A corporation may “opt out” of Section 203 of the DGCL.

Ryland	Standard Pacific and the Surviving Corporation

than those held by the interested stockholder. The business combination statute does not apply to business combinations that are approved by the corporation’s board of directors prior to the time that the interested stockholder becomes an interested stockholder. It also does not apply to stockholders that became interested stockholders in transactions approved by the corporation’s board of directors.

A corporation may “opt out” of the business combination statute under the MGCL, but Ryland has not opted out.

The MGCL provides that holders of “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights with respect to the control shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquirer, by officers of the corporation or by employees who are also directors of the corporation. “Control shares” are shares of stock of the corporation which, if aggregated with other shares controlled by the acquirer, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: one-tenth or more but less than one-third, one-third or more but less than a majority, or a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. Generally, a “control share acquisition” means the acquisition of outstanding control shares. A control share

Standard Pacific has not opted out of Section 203 of the DGCL.

	Ryland	Standard Pacific and the Surviving Corporation

acquisition does not include shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter of bylaws of the corporation. A corporation may “opt out” of the control share statute under the MGCL, but Ryland has not opted out.

Ryland’s articles of incorporation also restrict certain transfers of Ryland’s common stock in order to preserve the value of certain tax assets associated with net operating loss carry forwards under Section 382 of the Code. The transfer restrictions generally restrict any direct or indirect transfer of Ryland’s common stock if the effect would be to increase the direct or indirect ownership of any Person (as defined in the articles of incorporation) from less than 4.9% to 4.9% or more of Ryland’s common stock, or increase the ownership percentage of a Person owning or deemed to own 4.9% or more of Ryland’s common stock. Any direct or indirect transfer attempted in violation of this restriction would be void as of the date of the prohibited transfer as to the purported transferee.

Rights Agreement	Ryland entered into a Rights Agreement, dated December 18, 2008, between Ryland and American Stock Transfer and Trust Company, LLC, as rights agent (as amended May 18, 2009), pursuant to which each share of Ryland common stock outstanding as of December 18, 2008 includes an attached preferred stock purchase right to purchase one one-ten thousandth of a share of Ryland’s Series A Junior Participating	Standard Pacific entered into an Amended and Restated Rights Agreement, dated December 20, 2011, between Standard Pacific and Mellon Investor Services LLC, as rights agent (as amended October 30, 2014, which amendment, among other things, changed the rights agent to Computershare Inc.) (the “Standard Pacific Rights Agreement”), pursuant to which each share of Standard Pacific common stock

	Ryland	Standard Pacific and the Surviving Corporation

Preferred Stock. The rights have certain anti-takeover effects. The rights will cause substantial dilution to any person or group who becomes a beneficial owner of 4.9% or more of the outstanding common stock or voting power of Ryland without Ryland’s approval. The rights generally should not interfere with any merger or other business combination approved by the Ryland board of directors. Ryland may amend the terms of the rights agreement in any manner for as long as the rights are redeemable.

Neither the execution of the merger agreement nor the consummation of the merger or the other transactions contemplated by the merger will trigger the exercise of the rights.

outstanding as of December 20, 2011 and issued thereafter but prior to the earliest of the Distribution Date (as defined in the Standard Pacific Rights Agreement) Redemption Date (as defined in the Standard Pacific Rights Agreement) or Expiration Date (amended to December 31, 2017) includes an attached preferred stock purchase right to purchase one one-hundredth of a share of Standard Pacific’s Series A Junior Participating Preferred Stock. The rights have certain anti-takeover effects and will continue to exist and apply to the Surviving Corporation following the completion of the merger. The rights will cause substantial dilution to any person or group who becomes a beneficial owner of 15% or more of the outstanding common stock or voting power of Standard Pacific/the Surviving Corporation without Standard Pacific’s/the Surviving Corporation’s approval. The rights generally should not interfere with any merger or other business combination approved by the Standard Pacific/Surviving Corporation board of directors. Standard Pacific/the Surviving Corporation may amend the terms of the rights agreement in any manner for as long as the rights are redeemable.

Neither the execution of the merger agreement nor the consummation of the merger or the other transactions contemplated by the merger will trigger the exercise of the rights.

Variation of Rights Attaching to a Class or Series of Shares	Under Ryland’s articles of incorporation, the board of directors may designate a new series of capital stock, which may have terms different than outstanding shares, without stockholder approval. Such	Under Standard Pacific’s/the Surviving Corporation’s certificate of incorporation, the board of directors may designate a new series of common stock or preferred stock, which may have terms different than outstanding

	Ryland	Standard Pacific and the Surviving Corporation

	designation would specify the number of shares of any series and determine the voting rights, preferences, redemption rights, limitations and special rights, if any, of the shares of any series. A variation of the rights attached to issued shares of Ryland would be effected through articles supplementary to Ryland’s articles of incorporation, as described under “—Amendments of Governing Documents” beginning on page 165 of this joint proxy statement/prospectus.	shares, without stockholder approval. Such designation would specify the number of shares of any series and determine the voting rights, preferences, limitations and special rights, if any, of the shares of any series. A variation of the rights attached to issued shares of Standard Pacific would be effected through an amendment to Standard Pacific’s certificate of incorporation, as described under “—Amendments of Governing Documents” beginning on page 165 of this joint proxy statement/prospectus.

Amendments of Governing Documents

Under the MGCL, unless otherwise provided in the articles of incorporation, a corporation’s articles of incorporation may be amended only if the board of directors adopts a resolution approving the amendment and declaring its advisability and the holders of two-thirds of the outstanding stock entitled to vote approve the amendment, provided that stockholder approval is not required to increase or decrease the authorized shares of any class of stock, to change the name of the corporation or to change the par value of any class or series of stock of the corporation. If the proposed amendment would adversely affect the rights, powers, par value or preferences of the holders of a class of stock, then the holders of the class of stock shall be entitled to vote as a class on the amendment.

Under certain provisions of the MGCL relating to unsolicited takeovers, a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject, by provision in its charter or bylaws or by resolutions of its

Under the DGCL, a corporation’s certificate of incorporation may be amended only if the board of directors adopts a resolution approving the amendment and declaring its advisability and the holders of a majority of the outstanding stock entitled to vote approve the amendment; provided that stockholder approval is not required for an amendment to change the name of the corporation. If the proposed amendment would adversely affect the rights, powers, par value or preferences of the holders of a class of stock, then the holders of the class of stock shall be entitled to vote as a class on the amendment. If the proposed amendment would adversely affect the powers, preferences or the rights of one or more series of a class but shall not so affect the entire class, then only the shares of the series so affected shall be considered a separate class and be entitled to vote on the amendment.

Standard Pacific’s certificate of incorporation and bylaws provide that the bylaws may be altered, amended, repealed or rescinded and new bylaws may be adopted by the Standard Pacific board of

	Ryland	Standard Pacific and the Surviving Corporation

board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions: (i) a classified board, (ii) a two- thirds vote requirement for removing a director, (iii) a requirement that the number of directors be fixed only by vote of the directors, (iv) any and all vacancies on the board of directors may be filled by the remaining directors, even if the remaining directors do not constitute a quorum, and for the remainder of the full term of the class of directors in which the vacancy occurred, and (v) a majority requirement for the calling of a special meeting of stockholders.

Under Ryland’s articles of incorporation, no amendment to the articles of incorporation that would change the terms of any of its outstanding stock shall be valid unless such amendment shall have been authorized by the holders of a majority of the shares of such stock at the time outstanding.

Ryland’s bylaws provide that they may be altered, amended or repealed and new bylaws may be adopted by the Ryland board of directors at any annual or special meeting of directors and that they cannot be altered, amended or repealed by the stockholders of Ryland.

directors or by the stockholders at any annual or special meeting of stockholders.

Upon completion of the merger, the Surviving Corporation’s bylaws and certificate of incorporation will generally contain similar provisions, except that amendment of the governance provisions included in the bylaws of the Surviving Corporation with respect to board (including the role of a lead independent director) and committee compositions and filling in vacancies on the board (including the role of a lead independent director) and committees (as summarized in “—Governance Matters After the Merger” above) shall require the vote of the 75% of the Surviving Corporation’s Entire Board of Directors (or, if there are no continuing Ryland Directors or Continuing Standard Pacific Directors to fill a vacancy as described above, remaining directors (even if less than a quorum) or the sole remaining director of the Surviving Corporation).

Rights Upon Liquidation	Under the MGCL, stockholders entitled to cast at least 25% of all the votes which may be cast in the election of directors may petition a court of equity for an involuntary dissolution of a corporation on the ground that (i) the directors are so divided regarding the management of the corporation’s affairs that the votes required for action by the board cannot be obtained or (ii) the stockholders are so divided that the	Under the DGCL, unless the board of directors approves a proposal to dissolve, a dissolution must be approved by the written consent of stockholders holding 100% of the total voting power of the corporation. If a dissolution is initially approved by the board of directors, it may be approved by the holders of a majority of the outstanding shares entitled to vote thereon.

	Ryland	Standard Pacific and the Surviving Corporation

directors cannot be elected. Any stockholder entitled to vote in the election of directors of a corporation may petition a court of equity to dissolve the corporation on grounds that the acts of the directors or those in control of the corporation are illegal, oppressive or fraudulent. Any stockholder or creditor of a corporation may petition a court of equity to dissolve the corporation on the grounds that the corporation is unable to meet its debts in the ordinary course of business. If a voluntary dissolution is initially approved by the board of directors, it may be approved by the holders of two-thirds of the outstanding shares entitled to vote thereon.

Upon dissolution, after satisfaction of the claims of creditors, the assets of Ryland would be distributed to stockholders in accordance with their respective interests, including any rights a holder of shares of preferred stock may have to preferred distributions upon dissolution or liquidation of the corporation.

Upon dissolution, after satisfaction of the claims of creditors, the assets of Standard Pacific would be distributed to stockholders in accordance with their respective interests, including any rights a holder of shares of preferred stock may have to preferred distributions upon dissolution or liquidation of the corporation.

Enforcement of Civil Liabilities Against Foreign Persons	A judgment for the payment of money rendered by a court in the United States based on civil liability generally would be enforceable elsewhere in the United States.	A judgment for the payment of money rendered by a court in the United States based on civil liability generally would be enforceable elsewhere in the United States.

Forum Selection	Ryland’s bylaws provide that, unless Ryland consents in writing, the Chancery Court of the State of Delaware (or, if such court lacks jurisdiction, a state court located within the State of Delaware, or if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) will be the sole and exclusive forum for any stockholder to bring any derivative action, any action asserting a claim	The Standard Pacific bylaws provide that, unless Standard Pacific consents in writing, a state (or, if no state court located within the State of Delaware has jurisdiction, federal) court in Delaware will be the sole and exclusive forum for any stockholder to bring any derivative action, any action asserting a claim of breach of fiduciary duties, any action asserting a claim arising from a provision of the DGCL or

Ryland	Standard Pacific and the Surviving Corporation

of breach of fiduciary duties, any action asserting a claim arising from a provision of the MGCL, Ryland’s articles of incorporation, or Ryland’s bylaws, or any action asserting a claim governed by the internal affairs doctrine.

Standard Pacific’s certificate of incorporation or any action asserting a claim governed by the internal affairs doctrine.

Upon completion of the merger, the Surviving Corporation’s bylaws and certificate of incorporation will each include a forum selection provision providing that, unless the Surviving Corporation consents in writing, a state (or, if no state court located within the State of Delaware has jurisdiction, federal) court in Delaware will be the sole and exclusive forum for any stockholder to bring any derivative action, any action asserting a claim of breach of fiduciary duties, any action asserting a claim arising from a provision of the DGCL or the Surviving Corporation’s certificate of incorporation or any action asserting a claim governed by the internal affairs doctrine.

NO APPRAISAL RIGHTS

Holders of Standard Pacific common stock will not have any appraisal or dissenter’s rights as a result of the merger.

Holders of Ryland common stock who dissent from the merger will not have rights to an appraisal of the fair value of their shares. Under the MGCL, appraisal rights are not available for the shares of any class or series if the shares of the class or series are listed on a national securities exchange. Ryland’s common stock is listed on the NYSE, and Ryland stockholders will receive a combination of shares of stock of Standard Pacific, which is listed on the NYSE, and cash in lieu of fractional shares.

LEGAL MATTERS

The validity of the shares of Standard Pacific common stock and certain United States federal income tax matters relating to the merger will be passed upon for Standard Pacific by Ropes & Gray LLP and certain United States federal income tax matters relating to the merger will be passed upon for Ryland by Gibson, Dunn & Crutcher LLP.

EXPERTS

Standard Pacific

The consolidated financial statements of Standard Pacific Corp. and subsidiaries appearing in Standard Pacific Corp. and subsidiaries’ Annual Report (Form 10-K) for the year ended December 31, 2014, and the effectiveness of Standard Pacific Corp. and subsidiaries’ internal control over financial reporting as of December 31, 2014, incorporated by reference in the Joint Proxy Statement of Standard Pacific Corp. and subsidiaries, which is referred to and made a part of this Prospectus and Registration Statement for the registration of 66,598,146 shares of common stock, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Ryland

The consolidated financial statements of The Ryland Group, Inc. appearing in The Ryland Group, Inc.’s Annual Report (Form 10-K) for the year ended December 31, 2014, and the effectiveness of The Ryland Group, Inc.’s internal control over financial reporting as of December 31, 2014, incorporated by reference in the Joint Proxy Statement of Standard Pacific Corp. and subsidiaries, which is referred to and made a part of this Prospectus and Registration Statement of Standard Pacific Corp. and subsidiaries for the registration of 66,598,146 shares of common stock, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

STOCKHOLDER PROPOSALS

Surviving Corporation

If the merger is completed, Standard Pacific and Ryland stockholders will become stockholders of the Surviving Corporation.

Following the merger, any eligible stockholder of the Surviving Corporation wishing to have a proposal considered for inclusion in the Surviving Corporation’s 2016 proxy solicitation materials pursuant to and in compliance with Rule 14a-8 of the Exchange Act must set forth such proposal in writing and submit it to the Surviving Corporation’s Corporate Secretary at the Surviving Corporation’s principal executive offices at 15360 Barranca Parkway, Irvine, California 92618 on or before December 26, 2015. The Surviving Corporation’s board of directors will review proposals from eligible stockholders if they are received by December 26, 2015 and will determine whether such proposals will be included in its 2016 proxy solicitation materials. Under Rule 14a-8 a stockholder is eligible to present proposals to the board of directors if he or she is the record or beneficial owner of at least one percent, or $2,000 in market value, of company securities entitled to be voted at the 2016 annual meeting of stockholders and has held such securities for at least one year, and he or she continues to own such securities through the date on which the meeting is held. Proposals must be submitted in accordance with Rule 14a-8.

Following the merger, if a stockholder desires to have a proposal presented or nominate a director candidate at the Surviving Corporation’s 2016 annual meeting of stockholders and the proposal is not intended to be included in the company’s 2016 proxy solicitation materials, the stockholder must give advance notice to the Surviving Corporation in accordance with the Surviving Corporation’s bylaws. In order for a stockholder proposal to be properly brought before any meeting of stockholders, the stockholder must give notice of the proposal in writing to the Surviving Corporation’s Corporate Secretary at the company’s principal executive offices by March 5, 2016. All stockholder proposals must include the information required by the company’s bylaws. Stockholders may contact the Surviving Corporation’s Corporate Secretary at the address set forth above for a copy of the bylaw provisions that set forth the requirements for making stockholder proposals and nominating director candidates.

Standard Pacific

If the merger is completed, there will be no Standard Pacific annual meeting of stockholders for 2016. In that case, stockholder proposals must be submitted to the Surviving Corporation’s Corporate Secretary in accordance with procedures described above.

In case the merger is not completed, any eligible stockholder of Standard Pacific wishing to have a proposal considered for inclusion in its 2016 proxy solicitation materials pursuant to and in compliance with Rule 14a-8 must set forth such proposal in writing and submit it to the Standard Pacific’s Corporate Secretary at Standard Pacific principal executive offices at 15360 Barranca Parkway, Irvine California 92618 on or before December 26, 2015. The Standard Pacific board of directors will review proposals from eligible stockholders if they are received by December 26, 2015 and will determine whether such proposals will be included in its 2016 proxy solicitation materials. Under Rule 14a-8, a stockholder is eligible to present proposals to the board of directors if he or she is the record or beneficial owner of at least one percent, or $2,000 in market value, of company securities entitled to be voted at the 2016 annual meeting of stockholders and has held such securities for at least one year, and he or she continues to own such securities through the date on which the meeting is held. Proposals must be submitted in accordance with Rule 14a-8.

In the case the merger is not completed, if a stockholder desires to have a proposal presented or nominate a director candidate at Standard Pacific’s 2016 annual meeting of stockholders and the proposal is not intended to be included in the company’s 2016 proxy solicitation materials, the stockholder must give advance notice to Standard Pacific in accordance with the Standard Pacific bylaws. According to the bylaws of Standard Pacific, in order for a stockholder proposal to be properly brought before any meeting of stockholders, the stockholder must give notice of the proposal in writing to Standard Pacific’s Corporate Secretary at the company’s principal executive offices by March 5, 2016. All stockholder proposals must include the information required by the company’s bylaws. Stockholders may contact Standard Pacific’s Corporate Secretary at the address set forth above for a copy of the bylaw provisions that set forth the requirements for making stockholder proposals and nominating director candidates.

Ryland

If the merger is completed, there will be no Ryland annual meeting of stockholders for 2016. In that case, stockholder proposals must be submitted to the Surviving Corporation’s Corporate Secretary in accordance with procedures described above.

In case the merger is not completed, proposals of stockholders intended to be presented at the 2016 annual meeting of stockholders of Ryland must be received by Ryland by the close of business on or before November 11, 2015, and must comply with the applicable rules of the SEC in order to be included in Ryland’s proxy statement and proxy relating to the 2016 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act. In addition, in order for a stockholder proposal or director nomination outside of Rule 14a-8 of the Exchange Act to come before the 2016 annual meeting of stockholders, proposals and nominations must be made in accordance with Ryland’s bylaws, which require appropriate notice to Ryland of the proposal or nomination not less than 75 days prior to the date of the annual meeting of stockholders. If less than 100 days’ notice of the date of the annual meeting of stockholders is given by Ryland, then Ryland must receive notice of the nomination or the proposal not later than the close of business on the 10th day following the date Ryland first mailed the notice or made public disclosure of the meeting. In this regard, notice is given that the 2016 annual meeting of stockholders is expected to be held on the third Wednesday of April, 2016, or on or before the 30th day thereafter, as determined by the board of directors in accordance with Ryland’s bylaws.

The chairman of the meeting may refuse to acknowledge or introduce any matter brought by a stockholder at the meeting if notice of the matter is not received within the applicable deadlines or does not comply with Ryland’s bylaws. If a stockholder does not meet these deadlines, or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the meeting.

STANDARD PACIFIC PROPOSAL NO.1—ADOPTION ON MERGER AGREEMENT

As discussed throughout this joint proxy statement/prospectus, Standard Pacific is asking its stockholders to approve the proposal to adopt the merger agreement and approve the merger. Holders of shares of Standard Pacific capital stock should read carefully this joint proxy statement/prospectus in its entirety, including the annexes, for more detailed information concerning the merger agreement and the merger. In particular, holders of shares of Standard Pacific capital stock are directed to the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

The affirmative vote of a majority of the voting power of the Standard Pacific capital stock entitled to vote is required to adopt the merger agreement. The vote on the adoption of the merger agreement is conditioned on the adoption and/or approval of the issuance of shares of Surviving Corporation common stock, all of the proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws.

The Standard Pacific board of directors recommends a vote “FOR” the proposal to adopt the merger agreement and approve the merger.

STANDARD PACIFIC PROPOSAL NO.2—ISSUANCE OF SHARES

It is a condition to completion of the merger that Standard Pacific issue shares of Surviving Corporation common stock to Ryland stockholders pursuant to the merger agreement. Upon consummation of the merger and following the reverse stock split, each share of Ryland common stock outstanding immediately before the merger will be converted into the right to receive 1.0191 shares of Surviving Corporation common stock. This exchange ratio is fixed and will not be adjusted to reflect share price changes prior to closing.

Under the NYSE Listed Company Manual, a company listed on the NYSE is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. If the merger is completed, it is currently estimated that Standard Pacific will issue or reserve for issuance approximately 66,598,146 shares of Surviving Corporation common stock in connection with the merger. On an as-converted basis, the aggregate number of shares of Surviving Corporation common stock to be issued in the merger will exceed 20% of the shares of Surviving Corporation common stock outstanding before such issuance and for this reason Standard Pacific must obtain the approval of Standard Pacific stockholders for the issuance of shares of Surviving Corporation common stock to Ryland stockholders in connection with the merger.

The issuance of shares of Surviving Corporation common stock to Ryland stockholders is necessary to complete the merger and the approval of the share issuance proposal is required for completion of the merger.

The affirmative vote of a majority of the voting power of the Standard Pacific capital stock present in person or represented by proxy at the Standard Pacific special meeting and entitled to vote is required to issue the shares of Surviving Corporation common stock to Ryland stockholders. The vote on the issuance of Surviving Corporation common stock to Ryland stockholders is conditioned on the adoption and/or approval of the merger agreement, all of the proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws.

The Standard Pacific board of directors recommends a vote “FOR” the approval of the issuance of shares of Surviving Corporation common stock to Ryland stockholders.

STANDARD PACIFIC PROPOSAL NO.3—AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION; STOCK SPLIT

As discussed throughout this joint proxy statement/prospectus, Standard Pacific is asking its stockholders to adopt the Surviving Corporation’s amended and restated certificate of incorporation to, among other things, effect a 1-for-5 reverse stock split. It is a condition to completion of the merger that Standard Pacific adopts the Surviving Corporation’s certificate of incorporation accordingly.

Holders of shares of Standard Pacific capital stock should read carefully this joint proxy statement/prospectus in its entirety, including the annexes, for more detailed information concerning the merger agreement and the merger. In particular, holders of shares of Standard Pacific capital stock are directed to the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

Upon the filing and effectiveness of the Surviving Corporation’s amended and restated certificate of incorporation, each of five shares of common stock either issued or outstanding or held by Standard Pacific in treasury stock immediately prior to the effectiveness of the merger will, automatically and without action on the part of the respective holders thereof, be combined into one share of Surviving Corporation common stock. No fractional shares will be issued. Instead, Standard Pacific stockholders who otherwise would be entitled to receive fractional shares of Surviving Corporation common stock will be entitled to receive cash in an amount equal to the closing price of Surviving Corporation common stock as reported on the NYSE on the date of the effective time of the merger multiplied by the fraction of one share held by such stockholder.

The affirmative vote of a majority of the voting power of the Standard Pacific capital stock entitled to vote is required to adopt the Surviving Corporation’s amended and restated certificate of incorporation. The vote on the adoption of the Surviving Corporation’s amended and restated certificate of incorporation is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws.

The Standard Pacific board of directors recommends a vote “FOR” the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to, among other things, effect a 1-for-5 reverse stock split.

STANDARD PACIFIC PROPOSAL NO.4—AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION; WRITTEN REQUEST

As discussed throughout this joint proxy statement/prospectus, Standard Pacific is asking its stockholders to adopt the Surviving Corporation’s amended and restated certificate of incorporation to allow for a special meeting of stockholders to be called upon the written request of one or more stockholders representing at least a majority of the voting stock entitled to vote on the matter or matters to be brought before the proposed special meeting. It is a condition to completion of the merger that Standard Pacific adopts the Surviving Corporation’s certificate of incorporation accordingly.

Holders of shares of Standard Pacific capital stock should read carefully this joint proxy statement/prospectus in its entirety, including the annexes, for more detailed information concerning the merger agreement and the merger. In particular, holders of shares of Standard Pacific capital stock are directed to the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

Upon the filing and effectiveness of the Surviving Corporation’s amended and restated certificate of incorporation, a special meeting of stockholders may be called upon the written request of one or more stockholders representing at least a majority of the voting stock entitled to vote on the matter or matters to be brought before the proposed special meeting.

The affirmative vote of a majority of the voting power of the Standard Pacific capital stock entitled to vote is required to adopt the Surviving Corporation’s amended and restated certificate of incorporation. The vote on the adoption of the Surviving Corporation’s amended and restated certificate of incorporation is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws.

The Standard Pacific board of directors recommends a vote “FOR” the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to allow for a special meeting of stockholders to be called upon the written request of one or more stockholders representing at least a majority of the voting stock entitled to vote on the matter or matters to be brought before the proposed special meeting.

STANDARD PACIFIC PROPOSAL NO.5—AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION; UNANIMOUS CONSENT

As discussed throughout this joint proxy statement/prospectus, Standard Pacific is asking its stockholders to adopt the Surviving Corporation’s amended and restated certificate of incorporation to allow for a special meeting of stockholders to be called upon the written request of one or more stockholders representing at least a majority of the voting stock entitled to vote on the matter or matters to be brought before the proposed special meeting. It is a condition to completion of the merger that Standard Pacific adopts the Surviving Corporation’s certificate of incorporation accordingly.

Holders of shares of Standard Pacific capital stock should read carefully this joint proxy statement/prospectus in its entirety, including the annexes, for more detailed information concerning the merger agreement and the merger. In particular, holders of shares of Standard Pacific capital stock are directed to the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

Upon the filing and effectiveness of the Surviving Corporation’s amended and restated certificate of incorporation, any action to be taken at a meeting of the stockholders may be taken by unanimous written consent of each stockholder entitled to vote on the matter.

The affirmative vote of a majority of the voting power of the Standard Pacific capital stock entitled to vote is required to adopt the Surviving Corporation’s amended and restated certificate of incorporation. The vote on the adoption of the Surviving Corporation’s amended and restated certificate of incorporation is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws.

The Standard Pacific board of directors recommends a vote “FOR” the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to allow for stockholder action by unanimous written consent.

STANDARD PACIFIC PROPOSAL NO.6—AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION; EXCLUSIVE FORUM

As discussed throughout this joint proxy statement/prospectus, Standard Pacific is asking its stockholders to adopt the Surviving Corporation’s amended and restated certificate of incorporation to provide exclusive forum for certain legal proceedings in Delaware. It is a condition to completion of the merger that Standard Pacific adopts the Surviving Corporation’s certificate of incorporation accordingly.

Holders of shares of Standard Pacific capital stock should read carefully this joint proxy statement/prospectus in its entirety, including the annexes, for more detailed information concerning the merger agreement and the merger. In particular, holders of shares of Standard Pacific capital stock are directed to the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

Upon the filing and effectiveness of the Surviving Corporation’s amended and restated certificate of incorporation, unless the Surviving Corporation consents in writing, a state (or, if no state court located within the State of Delaware has jurisdiction, federal) court in Delaware will be the sole and exclusive forum for any stockholder to bring any derivative action, any action asserting a claim of breach of fiduciary duties, any action asserting a claim arising from a provision of the DGCL or the Surviving Corporation’s certificate of incorporation or any action asserting a claim governed by the internal affairs doctrine.

The affirmative vote of a majority of the voting power of the Standard Pacific capital stock entitled to vote is required to adopt the Surviving Corporation’s amended and restated certificate of incorporation. The vote on the adoption of the Surviving Corporation’s amended and restated certificate of incorporation is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, the other proposals regarding the Surviving Corporation’s amended and restated certificate of incorporation, and the proposal regarding the Surviving Corporation’s amended and restated bylaws.

The Standard Pacific board of directors recommends a vote “FOR” the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation to provide exclusive forum for certain legal proceedings in Delaware.

STANDARD PACIFIC PROPOSAL NO.7—AMENDED AND RESTATED BYLAWS

As discussed throughout this joint proxy statement/prospectus, Standard Pacific is asking its stockholders to adopt the Surviving Corporation’s amended and restated bylaws. It is a condition to completion of the merger that Standard Pacific adopts the Surviving Corporation’s certificate of incorporation accordingly.

Holders of shares of Standard Pacific capital stock should read carefully this joint proxy statement/prospectus in its entirety, including the annexes, for more detailed information concerning the merger agreement and the merger. In particular, holders of shares of Standard Pacific capital stock are directed to the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

The affirmative vote of a majority of the voting power of the Standard Pacific capital stock present in person or represented by proxy at the Standard Pacific special meeting and entitled to vote is required to adopt the Surviving Corporation’s amended and restated certificate of incorporation. The vote on the adoption of the Surviving Corporation’s amended and restated bylaws is conditioned on the adoption and/or approval of the merger agreement, the issuance of shares of Surviving Corporation common stock, and all of the proposals regarding the amended and restated certificate of incorporation.

The Standard Pacific board of directors recommends a vote “FOR” the proposal to adopt the Surviving Corporation’s amended and restated bylaws.

STANDARD PACIFIC PROPOSAL NO.8—ADVISORY VOTE ON SPECIFIED

COMPENSATORY ARRANGEMENTS RELATING TO THE MERGER

In accordance with Section 14(A)(b) of the Exchange Act, Standard Pacific is providing its stockholders with the opportunity to cast a non-binding, advisory vote at the Standard Pacific special meeting to approve the compensation that may be paid or become payable to Standard Pacific’s named executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or has become payable in connection with the merger, as disclosed under “The Merger—Interests of Standard Pacific Directors and Executive Officers—Quantification of Payments to Standard Pacific’s Named Executive Officers in the Merger—Golden Parachute Compensation.” This non-binding advisory proposal relates only to the contractual obligations of Standard Pacific that exist as of the completion of the merger (including arrangements that will only become effective if the merger is consummated) that may result in a payment to Standard Pacific’s named executive officers in connection with the consummation of the merger (regardless of the timing of payment) and does not relate to any new compensation or other arrangements following the merger.

As required by those rules, Standard Pacific is asking its stockholders to vote on the approval, on a non-binding, advisory basis of the specified compensatory arrangements between Standard Pacific and its named executive officers related to the merger.

The vote on executive compensation payable in connection with the merger is a vote separate and apart from the vote to approve the merger. Accordingly, Standard Pacific stockholders may vote to approve the compensation that may be paid or become payable to Standard Pacific’s named executive officers in connection with the merger and vote to not approve the merger and vice versa. The affirmative vote of a majority of the voting power of the Standard Pacific capital stock present in person or represented by proxy at the Standard Pacific special meeting and entitled to vote is required to approve such compensation arrangements, but because the vote is advisory in nature only, it will not be binding on Standard Pacific or the Surviving Corporation. Accordingly, if the merger is consummated, Standard Pacific will be contractually obligated to pay the compensation payable under such arrangements, subject only to the conditions applicable thereto, regardless of the outcome of the advisory vote.

The merger is not conditioned on the approval of this proposal.

The Standard Pacific board of directors recommends a vote “FOR” the approval, on a non-binding, advisory basis, of the specified compensatory arrangements between Standard Pacific and its named executive officers relating to the merger.

STANDARD PACIFIC PROPOSAL NO.9—ADJOURNMENT

The Standard Pacific special meeting may be adjourned to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the Standard Pacific merger proposal.

If, at the Standard Pacific special meeting, the number of shares of Standard Pacific capital stock present or represented and voting in favor of any of the proposals is insufficient to approve such proposal, Standard Pacific intends to move to adjourn the Standard Pacific special meeting in order to enable the Standard Pacific board of directors to solicit additional proxies for approval of the Standard Pacific merger proposal.

In the Standard Pacific adjournment proposal, Standard Pacific is asking its stockholders to authorize the holder of any proxy solicited by the Standard Pacific board of directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Standard Pacific special meeting to another time and place for the purpose of soliciting additional proxies. If the Standard Pacific stockholders approve the proposal to adjourn the special meeting, Standard Pacific could adjourn the Standard Pacific special meeting and any adjourned session of the Standard Pacific special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Standard Pacific stockholders who have previously voted.

The holders of a majority of the voting power of Standard Pacific’s capital stock entitled to vote and present in person or represented by proxy at any meeting of Standard Pacific stockholders may adjourn such meeting to another time and place (subject to the conditions set forth in the merger agreement).

The Standard Pacific board of directors recommends a vote “FOR” the proposal to adjourn the special meeting, if necessary, to solicit additional proxies.

RYLAND PROPOSAL NO.1—ADOPTION OF MERGER AGREEMENT

AND APPROVAL OF MERGER

As discussed throughout this joint proxy statement/prospectus, Ryland is asking its stockholders to approve the proposal to adopt the merger agreement and approve the merger. Holders of shares of Ryland common stock should read carefully this joint proxy statement/prospectus in its entirety, including the annexes, for more detailed information concerning the merger agreement and the merger. In particular, holders of shares of Ryland common stock are directed to the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

The affirmative vote of a majority of the total number of shares of Ryland common stock outstanding and entitled to vote is required for Ryland to complete the merger and is conditioned on the adoption and/or approval of the Surviving Corporation’s amended and restated certificate of incorporation and the Surviving Corporation’s amended and restated bylaws

The Ryland board of directors recommends a vote “FOR” the proposal to adopt the merger agreement and approve the merger.

RYLAND PROPOSAL NO.2—AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

As discussed throughout this joint proxy statement/prospectus, Ryland is asking its stockholders to adopt the Surviving Corporation’s amended and restated certificate of incorporation. It is a condition to completion of the merger that Ryland adopts the Surviving Corporation’s certificate of incorporation accordingly.

Holders of shares of Ryland common stock should read carefully this joint proxy statement/prospectus in its entirety, including the annexes, for more detailed information concerning the merger agreement and the merger. In particular, holders of shares of Ryland common stock are directed to the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

The affirmative vote of a majority of the total number of outstanding shares of Ryland common stock entitled to vote on the proposal is required to adopt the Surviving Corporation’s amended and restated certificate of incorporation. The vote on the adoption of the Surviving Corporation’s amended and restated certificate of incorporation is conditioned on the adoption and/or approval of the merger agreement and the Surviving Corporation’s amended and restated bylaws.

The Ryland board of directors recommends a vote “FOR” the proposal to adopt the Surviving Corporation’s amended and restated certificate of incorporation.

RYLAND PROPOSAL NO.3—AMENDED AND RESTATED BYLAWS

As discussed throughout this joint proxy statement/prospectus, Ryland is asking its stockholders to adopt the Surviving Corporation’s amended and restated bylaws. It is a condition to completion of the merger that Ryland adopts the Surviving Corporation’s bylaws accordingly.

Holders of shares of Ryland common stock should read carefully this joint proxy statement/prospectus in its entirety, including the annexes, for more detailed information concerning the merger agreement and the merger. In particular, holders of shares of Ryland common stock are directed to the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

The affirmative vote of a majority of the total number of outstanding shares of Ryland common stock entitled to vote on the proposal is required to adopt the Surviving Corporation’s amended and restated bylaws. The vote on the adoption of the Surviving Corporation’s amended and restated bylaws is conditioned on the adoption and/or approval of the merger agreement and the Surviving Corporation’s amended and restated certificate of incorporation.

The Ryland board of directors recommends a vote “FOR” the proposal to adopt the Surviving Corporation’s amended and restated bylaws.

RYLAND PROPOSAL NO.4—ADVISORY VOTE ON SPECIFIED COMPENSATORY ARRANGEMENTS RELATING TO THE MERGER

In accordance of Section 14(A)(b) of the Exchange Act, Ryland is providing its stockholders with the opportunity to cast a non-binding, advisory vote at the Ryland special meeting to approve the compensation that may be paid or become payable to Ryland’s named executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or has become payable in connection with the merger, as disclosed under “The Merger—Interests of Ryland Directors and Executive Officers in the Merger—Quantification of Payments to Ryland’s Named Executive Officers—Golden Parachute Compensation.” This non-binding advisory proposal relates only to the contractual obligations of Ryland that exist as of the completion of the merger (including arrangements that may only become effective if the merger is consummated) that may result in a payment to Ryland’s named executive officers in connection with the consummation of the merger (regardless of the timing of payment) and does not relate to any new compensation or other arrangements in connection with or following the merger.

As required by those rules, Ryland is asking its stockholders to vote on the approval, on a non-binding, advisory basis of the specified compensatory arrangements between Ryland and its named executive officers related to the merger.

The vote on executive compensation payable in connection with the merger is a vote separate and apart from the vote to approve the merger. Accordingly, Ryland stockholders may vote to approve the compensation that may be paid or become payable to Ryland’s named executive officers in connection with the merger and vote to not approve the merger and vice versa. The affirmative vote of a majority of all the votes cast, either in person or represented by proxy, at the Ryland special meeting is required to approve such compensatory arrangements, but because the vote is advisory in nature only, it will not be binding on Ryland or the Surviving Corporation. Accordingly, if the merger is consummated, Ryland and/or Standard Pacific will be contractually obligated to pay the compensation payable under such arrangements, subject only to the conditions applicable thereto, regardless of the outcome of the advisory vote.

The merger is not conditioned on the approval of this proposal.

The Ryland board of directors recommends a vote “FOR” the approval, on a non-binding, advisory basis, of the specified compensatory arrangements between Ryland and its named executive officers relating to the merger.

RYLAND PROPOSAL NO.5—ADJOURMENT

The Ryland special meeting may be adjourned to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the Ryland merger proposal.

If, at the Ryland special meeting, the number of shares of Ryland common stock present or represented and voting in favor of the Ryland merger proposal is insufficient to approve such proposal, Ryland intends to move to adjourn the Ryland special meeting in order to solicit additional proxies for approval of the Ryland merger proposal.

In the Ryland adjournment proposal, Ryland asking its stockholders to authorize the holder of any proxy solicited by Ryland to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Ryland special meeting to another time and place for the purpose of soliciting additional proxies. If the Ryland stockholders approve the proposal to adjourn the special meeting, Ryland could adjourn the Ryland special meeting and any adjourned session of the Ryland special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Ryland stockholders who have previously voted.

The affirmative vote of a majority of all the votes cast, either in person or represented by proxy, at the special meeting is required to adjourn the Ryland special meeting.

The Ryland board of directors recommends a vote “FOR” the proposal to adjourn the special meeting, if necessary, to solicit additional proxies.

WHERE YOU CAN FIND MORE INFORMATION

Standard Pacific and Ryland each file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy any of this information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC also maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including Standard Pacific, who file electronically with the SEC. The address of that site is www.sec.gov.

Investors may also consult Standard Pacific’s or Ryland’s website for more information about Standard Pacific or Ryland, respectively. Standard Pacific’s website is www.standardpacifichomes.com. Ryland’s website is www.ryland.com. Information included on these websites is not incorporated by reference into this joint proxy statement/prospectus. Standard Pacific has filed with the SEC a registration statement of which this joint proxy statement/prospectus is a part. The registration statement registers the shares of Standard Pacific common stock to be issued to Ryland stockholders pursuant to the merger. The registration statement, including the attached exhibits, contains additional relevant information about Standard Pacific and Standard Pacific common stock. The rules and regulations of the SEC allow Standard Pacific and Ryland to omit certain information included in the registration statement from this joint proxy statement/prospectus.

In addition, the SEC allows Standard Pacific and Ryland to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this joint proxy statement/prospectus.

This joint proxy statement/prospectus incorporates by reference the documents listed below that Standard Pacific has previously filed with the SEC (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K). These documents contain important information about Standard Pacific, its financial condition or other matters.

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

•	Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015 and June 30, 2015.

•	Proxy Statement on Schedule 14A filed April 24, 2015.

•	Current Reports on Form 8-K, filed June 3, 2015, June 15, 2015 and July 2, 2015.

The description of the Standard Pacific common stock contained in Standard Pacific’s registration statement on Form 8-A filed with the SEC under Section 12 of the Exchange Act on June 16, 1997, including any subsequently filed amendments and reports updating such description.

In addition, Standard Pacific incorporates by reference any future filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this joint proxy statement/prospectus and prior to the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part (other than information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K, unless expressly stated otherwise therein). Such documents are considered to be a part of this joint proxy statement/prospectus, effective as of the date such documents are filed.

You can obtain any of these documents from the SEC, through the SEC’s website at the address described above, or Standard Pacific will provide you with copies of these documents, without charge, upon written or oral request to:

John P. Babel, Secretary

Standard Pacific Corp.

15360 Barranca Parkway

Irvine, CA 92618

(949) 789-1600

This joint proxy statement/prospectus also incorporates by reference the documents listed below that Ryland has previously filed with the SEC (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K). These documents contain important information about Ryland, its financial condition or other matters.

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

•	Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015 and June 30, 2015.

•	Proxy Statement on Schedule 14A filed March 13, 2015.

•	Current Reports on Form 8-K, filed February 27, 2015 (two reports), March 5, 2015, May 1, 2015, June 15, 2015, and July 2, 2015.

In addition, Ryland incorporates by reference any future filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this joint proxy statement/prospectus and prior to the effectiveness of the registration statement of which this joint proxy statement/prospectus is a part (other than information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K, unless expressly stated otherwise therein). Such documents are considered to be a part of this joint proxy statement/prospectus, effective as of the date such documents are filed.

You can obtain any of these documents from the SEC, through the SEC’s website at the address described above, or Ryland will provide you with copies of these documents, without charge, upon written or oral request to:

Timothy J. Geckle, Secretary

The Ryland Group, Inc.

3011 Townsgate Road, Suite 200

Westlake Village, CA 91361

(805) 367-3800

In the event of conflicting information in this joint proxy statement/prospectus in comparison to any document incorporated by reference into this joint proxy statement/prospectus, or among documents incorporated by reference, the information in the latest filed document controls.

You should rely only on the information contained or incorporated by reference into this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated August 27, 2015. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this joint proxy statement/prospectus is accurate as of any date other than the date of such incorporated document. Neither the mailing of this joint proxy statement/prospectus to Standard Pacific stockholders or Ryland stockholders nor the issuance by Standard Pacific of shares of common stock pursuant to the merger will create any implication to the contrary.

This document contains a description of the representations and warranties that each of Standard Pacific and Ryland made to the other in the merger agreement. Representations and warranties made by Standard Pacific, Ryland and other applicable parties are also set forth in contracts and other documents (including the merger agreement) that are attached or filed as exhibits to this document or are incorporated by reference into this document. These materials are included or incorporated by reference only to provide you with information regarding the terms and conditions of the agreements, and not to provide any other factual information regarding Standard Pacific, Ryland or their businesses. Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this document or incorporated by reference into this document.

Annex A

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

among

STANDARD PACIFIC CORP.

and

THE RYLAND GROUP, INC.

Dated as of June 14, 2015

A-i

(Continued)

A-ii

(Continued)

Exhibit A	Surviving Corporation Certificate
Exhibit B	Surviving Corporation Bylaws

A-iii

INDEX OF DEFINED TERMS

Definition	Location
Acceptable Confidentiality Agreement	5.2(a)
Acquisition Proposal	5.2(h)(i)
Action	3.10
Affiliate	8.3(a)
Agreement	Preamble
Alternative Acquisition Agreement	5.2(b)(ii)
Amended Stockholders Agreement	Recitals
Book-Entry Shares	2.3(b)
Business Day	8.3(b)
Certificate of Merger	1.3
Certificates	2.3(b)
Closing	1.2
Closing Date	1.2
COBRA	3.12(c)(vi)
Code	Recitals
Confidentiality Agreement	5.5(b)
Continuing Employee	5.7(a)
Contract	3.5(a)
control	8.3(c)
Conversion Notice	Recitals
Costs	5.10(a)
Delaware Secretary of State	1.3
DGCL	Recitals
Effective Time	1.3
Employment Agreements	Recitals
Environmental Law	3.14(b)
ERISA	3.12(a)
Exchange Act	3.5(b)
Exchange Agent	2.3(a)
Exchange Fund	2.3(a)
Exchange Ratio	2.1(b)
Excluded Shares	2.1(c)
FCPA	3.23
Form S-4	5.4(a)
GAAP	3.6(b)
Governance Matters	1.8
Governmental Entity	3.5(b)
Hazardous Substance	3.14(c)
HSR Act	3.4(d)
Indebtedness	8.3(d)
Indemnified Parties	5.10(a)
Intervening Event	5.2(h)(iii)
IRS	3.12(a)
knowledge	8.3(e)
Law	3.5(a)
Liens	3.2(a)
Maryland Department	1.3
Measurement Date	3.2(a)
Merger	Recitals

A-iv

INDEX OF DEFINED TERMS

(Continued)

Definition	Location
Merger Consideration	2.1(b)
MGCL	Recitals
NYSE	1.6(a)
Outside Date	7.1(b)(i)
PBGC	3.12(c)(iv)
Pension Plan	3.12(b)
Permits	3.11
Person	8.3(f)
Proxy Statement	5.4(a)
Related Party	3.22
Representatives	5.2(a)
Reverse Split	2.1(a)
Ryland	Preamble
Ryland Adverse Recommendation Change	5.2(b)(i)
Ryland Board	3.4(b)
Ryland Bylaws	3.1(b)
Ryland Charter	3.1(b)
Ryland Common Stock	2.1(b)
Ryland Convertible Notes	3.2(a)
Ryland Disclosure Letter	Article III
Ryland Employees	3.13(a)
Ryland Equity Plans	8.3(g)
Ryland ESPP	2.2(c)
Ryland Expenses	7.3(e)
Ryland Financial Advisor	3.24
Ryland Intellectual Property	3.19
Ryland Leased Real Property	3.18(b)
Ryland Material Adverse Effect	3.1(a)
Ryland Material Contract	3.16(a)
Ryland Option	2.2(a)
Ryland Owned Real Property	3.18(a)
Ryland Permitted Lien	3.18(a)
Ryland Plan	3.12(a)
Ryland Preferred Stock	3.2(a)
Ryland Public Contracts	3.16(a)
Ryland Rights	3.21
Ryland Rights Agreement	3.21
Ryland RSU	2.2(b)
Ryland SEC Documents	3.6(a)
Ryland Stockholder Approval	3.4(a)
Ryland Stockholders Meeting	5.4(a)
Ryland Termination Fee	7.3(b)
Sarbanes-Oxley Act	3.6(a)
SEC	3.6(a)
Securities Act	3.5(b)
Standard Pacific	Preamble
Standard Pacific Adverse Recommendation Change	5.3(b)(i)
Standard Pacific Board	4.4(b)

A-v

INDEX OF DEFINED TERMS

(Continued)

Definition	Location
Standard Pacific Bylaws	4.1(b)
Standard Pacific Charter	4.1(b)
Standard Pacific Common Stock	2.1(a)
Standard Pacific Convertible Notes	4.2(a)
Standard Pacific Disclosure Letter	Article IV
Standard Pacific Employees	4.13(a)
Standard Pacific Equity Plans	8.3(h)
Standard Pacific Expenses	7.3(c)
Standard Pacific Financial Advisor	4.24
Standard Pacific Intellectual Property	4.19
Standard Pacific Leased Real Property	4.18(b)
Standard Pacific Material Adverse Effect	4.1(a)
Standard Pacific Material Contract	4.16(a)
Standard Pacific Option	4.2(a)
Standard Pacific Owned Real Property	4.18(a)
Standard Pacific Permitted Lien	4.18(a)
Standard Pacific Plan	4.12(a)
Standard Pacific Preferred Stock	4.2(a)
Standard Pacific Public Contracts	4.16(a)
Standard Pacific Rights	4.21
Standard Pacific Rights Agreement	4.21
Standard Pacific SEC Documents	4.6(a)
Standard Pacific Senior Convertible Preferred Stock	4.2(a)
Standard Pacific Series A Preferred Stock	4.2(a)
Standard Pacific Series B Convertible Preferred Stock	4.2(a)
Standard Pacific Stockholder Approval	4.4(a)
Standard Pacific Stockholders Meeting	5.4(a)
Standard Pacific Termination Fee	7.3(d)
Stockholder	Recitals
Subsidiary	8.3(i)
Superior Proposal	5.2(h)(ii)
Surviving Corporation	1.1
Surviving Corporation Board	1.6(a)
Surviving Corporation Bylaws	1.5(b)
Surviving Corporation Certificate	1.5(a)
Surviving Corporation Common Stock	2.1(a)
Surviving Corporation Option	2.2(a)
Surviving Corporation RSU	2.2(b)
Takeover Laws	3.20
Tax Return	8.3(j)
Taxes	8.3(k)
Voting Agreement	Recitals
WARN Act	3.13(c)

A-vi

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of June 14, 2015, between Standard Pacific Corp., a Delaware corporation (“Standard Pacific”), and The Ryland Group, a Maryland corporation (“Ryland”).

RECITALS

WHEREAS, the parties entered into that certain Agreement and Plan of Merger, dated June 14, 2015 (the “Original Agreement”), which may be amended pursuant to Section 7.4 thereof by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment;

WHEREAS, this Agreement amends and restates the Original Agreement in its entirety;

WHEREAS, the parties intend to effect the merger (the “Merger”) of Ryland with and into Standard Pacific, with Standard Pacific surviving that merger, on the terms and subject to the conditions set forth herein;

WHEREAS, the Board of Directors of Standard Pacific has approved this Agreement and the Merger in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and determined that the Merger is advisable;

WHEREAS, the Board of Directors of Ryland has approved this Agreement and the Merger in accordance with the Maryland General Corporation Law (the “MGCL”) and determined that the Merger is advisable;

WHEREAS, for federal income tax purposes, Standard Pacific and Ryland intend that (i) the Merger qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g);

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Ryland’s willingness to enter into this Agreement, MP CA Homes LLC, a Delaware limited liability company (the “Stockholder”), is entering into an agreement (the “Voting Agreement”) pursuant to which the Stockholder has agreed, among other things, to vote the shares of Standard Pacific Preferred Stock and Standard Pacific Common Stock held by the Stockholder in favor of the Merger;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as condition and inducement to Ryland’s and Standard Pacific’s willingness to enter into this Agreement, Standard Pacific and the Stockholder are entering into an Amended and Restated Stockholders Agreement (the “Amended Stockholders Agreement”) effective only as of the Effective Time, which amends and restates in its entirety that certain Stockholders Agreement, dated June 27, 2008, among the same parties;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as condition and inducement to Ryland’s and Standard Pacific’s willingness to enter into this Agreement, the Stockholder is delivering an irrevocable notice of conversion (the “Conversion Notice”), pursuant to which all shares of Standard Pacific Preferred Stock shall be converted into Surviving Corporation Common Stock as of immediately after the Effective Time;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as condition and inducement to Ryland’s and Standard Pacific’s willingness to enter into this Agreement, Standard Pacific is entering into (i) an employment agreement with the Chief Executive Officer of Standard Pacific, effective only as of the Effective Time, pursuant to which he shall be employed as the Executive Chairman of the Surviving Corporation Board and (ii) an employment agreement with the Chief Executive Officer of Ryland, effective only as of the Effective Time, pursuant to which he shall be employed as the Chief Executive Officer and President of the Surviving Corporation (collectively, the “Employment Agreements”);

WHEREAS, Standard Pacific and Ryland desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger as specified herein;

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Standard Pacific and Ryland hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL and MGCL, at the Effective Time, Ryland shall be merged with and into Standard Pacific. Following the Merger, the separate corporate existence of Ryland shall cease, and Standard Pacific shall continue as the surviving corporation in the Merger (the “Surviving Corporation”).

Section 1.2 Closing. The closing of the Merger (the “Closing”) shall take place at 10:00 a.m., local time, on the Business Day following the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of those conditions), by electronic exchange of documents (provided that if Ryland and Standard Pacific mutually agree to a physical closing then the Closing shall take place at the offices of Gibson, Dunn & Crutcher LLP, 2029 Century Park East, Suite 4000, Los Angeles, California 90067), unless another date, time or place is agreed to in writing by Standard Pacific and Ryland. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

Section 1.3 Effective Time. Upon the terms and subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the parties shall file a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), executed in accordance with the relevant provisions of the DGCL, and shall concurrently file the Certificate of Merger, or any other certificate, agreement or other document specified in the relevant provisions of the MGCL to cause the Merger to be effective in Maryland with the State Department of Assessments and Taxation of the State of Maryland (the “Maryland Department”), executed in accordance with the relevant provisions of the MGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Delaware Secretary of State and the Maryland Department or at such other time as Standard Pacific and Ryland shall agree in writing and shall specify in the Certificate of Merger (the time the Merger becomes effective being the “Effective Time”).

Section 1.4 Effects of the Merger. The Merger shall have the effects set forth in this Agreement and in the relevant provisions of the DGCL and MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Standard Pacific and Ryland shall vest in the Surviving Corporation, and all debts, liabilities and duties of Standard Pacific and Ryland shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.5 Certificate of Incorporation; Bylaws.

(a) At the Effective Time, the certificate of incorporation of Standard Pacific shall be amended and restated so that it reads in its entirety as set forth in Exhibit A hereto, and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation (the “Surviving Corporation Certificate”) until thereafter amended in accordance with its terms and as provided by applicable Law.

(b) At the Effective Time, and without any further action on the part of Standard Pacific or Ryland, the bylaws of Standard Pacific shall be amended and restated so that they read in their entirety as set forth in Exhibit B hereto, and, as so amended and restated, shall be the bylaws of the Surviving Corporation (the “Surviving Corporation Bylaws”) until thereafter amended in accordance with their terms, the certificate of incorporation of the Surviving Corporation and as provided by applicable Law.

Section 1.6 Directors.

(a) Unless otherwise agreed by Standard Pacific and Ryland prior to the Effective Time, Standard Pacific and Ryland shall cause the Board of Directors of the Surviving Corporation (the “Surviving Corporation Board”) to consist, at the Effective Time, of ten (10) members, of which two (2) will be executive directors and eight (8) will be non-executive directors. In accordance with and subject to the Surviving Corporation Bylaws, at the Effective Time, the Surviving Corporation Board shall be comprised of: (i) as executive directors (A) the Chief Executive Officer of Standard Pacific as of immediately prior to the Effective Time (who shall be the Executive Chairman of the Surviving Corporation Board as of immediately after the Effective Time as provided in Section 1.7(a)) and (B) the Chief Executive Officer of Ryland as of immediately prior to the Effective Time (who shall be the Chief Executive Officer and President of the Surviving Corporation as of the immediately after the Effective Time as provided in Section 1.7(a)); and (ii) as non-executive directors (A) the Chairman of the Board of Directors of Ryland as of immediately prior to the Effective Time (who shall be the Lead Independent Director of the Surviving Corporation Board as of immediately after the Effective Time as provided in Section 1.7(a)) and three (3) other individuals from the Board of Directors of Ryland as of immediately prior to the Effective Time (other than the Chief Executive Officer of Ryland as of immediately prior to the Effective Time) and designated by Ryland in writing prior to the Effective Time and (B) four (4) individuals from the Board of Directors of Standard Pacific as of immediately prior to the Effective Time (other than the Chief Executive Officer of Standard Pacific as of immediately prior to the Effective Time) and designated by Standard Pacific in writing prior to the Effective Time. The parties agree that the four (4) non-executive directors so appointed by each of Standard Pacific and Ryland shall qualify as “independent” directors under the applicable rules of the New York Stock Exchange, Inc. (the “NYSE”).

(b) In accordance with and subject to the Surviving Corporation Bylaws, at the Effective Time, the Surviving Corporation Board shall constitute the following committees of the Surviving Corporation Board, each of which shall consist of two (2) members of the Surviving Corporation Board designated by Ryland and two (2) members of the Surviving Corporation Board designated by Standard Pacific, in each case subject to applicable legal and regulatory requirements (including listing standards of applicable Governmental Entities): (i) the Audit Committee, (ii) the Nominating and Governance Committee and (iii) the Compensation Committee. As of the Effective Time, the charters of the Audit Committee, Nominating and Governance Committee and Compensation Committee shall each be in a form reasonably acceptable to the parties. As of the Effective Time, the Nominating and Governance Committee shall be chaired by members of the Surviving Corporation Board designated by Standard Pacific, and the Audit Committee and Compensation Committee shall be chaired by members of the Surviving Corporation Board designated by Ryland. The parties agree that, in addition to qualifying as “independent” directors under the applicable rules of the NYSE, each member of any of these committees shall meet any other applicable independence standards set forth in the charter of such committee.

Section 1.7 Leadership. In accordance with and subject to the Surviving Corporation Bylaws, at the Effective Time, (i) the Chief Executive Officer of Standard Pacific as of immediately prior to the Effective Time shall become the Executive Chairman of the Surviving Corporation Board, (ii) the Chief Executive Officer of Ryland as of immediately prior to the Effective Time shall become the Chief Executive Officer and President of the Surviving Corporation and (iii) the Chairman of the Board of Directors of Ryland as of immediately prior to the Effective Time shall be the Lead Independent Director of the Surviving Corporation Board, each until the earlier of his resignation or removal or until his successor is duly elected and qualified. The duties, powers and responsibilities of (i) the Chief Executive Officer and President of the Surviving Corporation and the Executive Chairman of the Surviving Corporation Board shall be as set forth in the Surviving Corporation Bylaws and their respective Employment Agreements and (ii) the Lead Independent Director shall be as set forth in the Corporate

Governance Guidelines of the Surviving Corporation, which shall be reasonably acceptable to the parties and which the Surviving Corporation Board shall adopt at the Effective Time.

Section 1.8 Governance Matters. Each of Standard Pacific, Ryland, the Surviving Corporation and their respective Boards of Directors shall take all actions reasonably necessary to cause the matters set forth in Sections 1.5, 1.6, 1.7 (together with the Employment Agreements and the Amended Stockholders Agreement, the “Governance Matters”) to occur as of the Effective Time, and immediately after the Effective Time, the Board of Directors of the Surviving Corporation shall adopt resolutions ratifying the Governance Matters.

ARTICLE II

EFFECT ON THE CAPITAL STOCK OF THE

CONSTITUENT CORPORATIONS; EXCHANGE OF

CERTIFICATES

Section 2.1 Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Standard Pacific, Ryland or the holders of any shares of capital stock of Standard Pacific or Ryland:

(a) In accordance with the Surviving Corporation Certificate, each five (5) shares of common stock, par value $0.01 per share (“Standard Pacific Common Stock”) of Standard Pacific issued and outstanding immediately prior to the Effective Time shall be combined and converted (the “Reverse Split”) into one (1) issued and outstanding share of common stock, par value $0.01 per share (“Surviving Corporation Common Stock”), of the Surviving Corporation after giving effect to the Reverse Split.

(b) Subject to Section 2.3(f), each share of common stock, par value $1.00 per share, of Ryland (“Ryland Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares), together with the associated Ryland Rights (as defined herein), shall thereupon be converted into and become exchangeable for 1.0191 (the “Exchange Ratio”) validly issued, fully paid and non-assessable shares of Surviving Corporation Common Stock after giving effect to the Reverse Split (the “Merger Consideration”). As of the Effective Time, all such shares of Ryland Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter only represent the right to receive the Merger Consideration, any dividends or other distributions payable pursuant to Section 2.3(d) and any cash in lieu of fractional shares of Surviving Corporation Common Stock payable pursuant to Section 2.3(f), in each case to be issued or paid in accordance with Section 2.3, without interest.

(c) Each share of Ryland Common Stock owned, directly or indirectly, by Standard Pacific immediately prior to the Effective Time (collectively, “Excluded Shares”) shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(d) The Exchange Ratio shall be adjusted to reflect fully the appropriate effect of any stock split, split-up, reverse stock split, stock dividend or distribution of securities convertible into Ryland Common Stock or Standard Pacific Common Stock, reorganization, recapitalization, reclassification or other like change with respect to Ryland Common Stock or Standard Pacific Common Stock having a record date occurring on or after the date of this Agreement and prior to the Effective Time; provided, that nothing in this Section 2.1(d) shall be construed to permit Ryland or Standard Pacific to take any action with respect to its securities that is prohibited by the terms of this Agreement.

Section 2.2 Treatment of Options and Other Equity-Based Awards.

(a) At the Effective Time, each option (each, a “Ryland Option”) to purchase shares of Ryland Common Stock granted under any of the Ryland Equity Plans that is outstanding immediately prior to the Effective Time shall, at the Effective Time, cease to represent a right to acquire shares of Ryland Common Stock and shall be automatically converted into an option to acquire shares of Surviving Corporation Common Stock (a

“Surviving Corporation Option”), on the same terms and conditions (including any vesting or forfeiture provisions or repurchase rights, but taking into account any acceleration thereof pursuant to the existing terms of the relevant Ryland Equity Plans or applicable award agreement thereunder by reason of the transactions contemplated hereby) as were applicable under such Ryland Option as of immediately prior to the Effective Time, subject to adjustment as provided in this Section 2.2(a). The number of shares of Surviving Corporation Common Stock subject to each such Surviving Corporation Option shall be equal to (i) the number of shares of Ryland Common Stock subject to each Ryland Option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, rounded down, if necessary, to the nearest whole share of Surviving Corporation Common Stock, and such Surviving Corporation Option shall have an exercise price per share equal to (A) the exercise price per share of Ryland Common Stock otherwise purchasable pursuant to such Ryland Option divided by (B) the Exchange Ratio, rounded up, if necessary, to the nearest whole cent; provided, that in the case of any Ryland Option to which Section 421 of the Code applies as of the Effective Time (taking into account the effect of any accelerated vesting thereof pursuant to the existing terms of the relevant Ryland Equity Plans or applicable award agreement thereunder by reason of the transactions contemplated hereby, if applicable) by reason of its qualification under Section 422 of the Code, the exercise price, the number of shares of Surviving Corporation Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code; provided further, that the exercise price, the number of shares of Surviving Corporation Common Stock subject to, and the terms and conditions of exercise of each Surviving Corporation Option shall also be determined in a manner consistent with the requirements of Section 409A of the Code.

(b) At the Effective Time, each time-based or performance-based restricted stock unit award, including each performance award granted under the Ryland 2013 Executive Officer Long-Term Incentive Plan, or the Ryland 2014 Executive Officer Long-Term Incentive Plan, or the Ryland 2015 Executive Officer Long-Term Incentive Plan (each, a “Ryland RSU”) representing the right to receive shares of Ryland Common Stock granted under any Ryland Equity Plans, that is outstanding immediately prior to the Effective Time shall cease to represent a right to acquire shares of Ryland Common Stock and shall be converted into a right to receive shares of Surviving Corporation Common Stock (a “Surviving Corporation RSU”), on the same terms and conditions (including any vesting or forfeiture provisions or repurchase rights, but taking into account any acceleration or other deemed satisfaction thereof pursuant to the existing terms of the relevant Ryland Equity Plans or applicable award agreement thereunder by reason of the transactions contemplated hereby) as were applicable under such Ryland RSU as of immediately prior to the Effective Time. The number of shares of Surviving Corporation Common Stock subject to each such Surviving Corporation RSU shall be equal to (i) the number of shares of Ryland Common Stock subject to each Ryland RSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, rounded down, if necessary, to the nearest whole share of Surviving Corporation Common Stock. For the avoidance of doubt, at the Effective Time all performance-based vesting criteria to which any outstanding Ryland RSUs are subject for which the performance period has not yet been completed as of the Effective Time shall be deemed achieved at the target performance level.

(c) Ryland shall take such action as may be necessary with respect to Ryland’s employee stock purchase plan (the “Ryland ESPP”) to cause, no later than ten (10) Business Days prior to the Closing Date, (i) accumulated contributions under any then-ongoing offering or purchase period to be used to purchase shares of Ryland Common Stock in accordance with the terms of the ESPP and (ii) the termination of all options or purchase rights under all such ongoing offering or purchase periods immediately after such purchase. Any shares of Ryland Common Stock so purchased shall be treated in accordance with Section 2.1 above. Ryland shall take such action as may be necessary to terminate the Ryland ESPP no later than the Business Day immediately preceding the Closing Date. All amounts withheld by Ryland on behalf of the participants in the Ryland ESPP that have not been used to purchase shares of Ryland Common Stock prior to termination of the Ryland ESPP will be returned to the participants without interest pursuant to the terms of the Ryland ESPP upon the termination of the Ryland ESPP.

(d) Prior to the Effective Time, Ryland shall adopt such resolutions and shall take such other actions as may be reasonably required to effectuate the provisions of this Section 2.2.

(e) The Surviving Corporation shall reserve for issuance a number of shares of Surviving Corporation Common Stock at least equal to the number of shares of Surviving Corporation Common Stock that will be subject to Surviving Corporation Options and Surviving Corporation RSUs as a result of the actions contemplated by this Section 2.2. As soon as practicable following the Effective Time, the Surviving Corporation shall file a registration statement on Form S-8 (or any successor form, or if Form S-8 is not available, other appropriate forms, including Form S-3) with respect to the shares of Surviving Corporation Common Stock subject to such Surviving Corporation Options and Surviving Corporation RSUs and shall use its commercially reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such Surviving Corporation Options and Surviving Corporation RSUs remain outstanding and are required to be registered.

Section 2.3 Exchange and Payment.

(a) At the Effective Time, the Surviving Corporation shall deposit (or cause to be deposited) with a bank or trust company designated by the Surviving Corporation (the “Exchange Agent”), in trust for the benefit of holders of shares of Ryland Common Stock immediately prior to the Effective Time (other than holders to the extent they hold Excluded Shares), book-entry shares (or certificates if requested) representing the shares of Surviving Corporation Common Stock issuable pursuant to Section 2.1(b) and cash sufficient to make payments in lieu of fractional shares of Surviving Corporation Common Stock payable pursuant to Section 2.3(f). In addition, the Surviving Corporation shall make available by depositing with the Exchange Agent, as necessary from time to time after the Effective Time, any dividends or distributions payable pursuant to Section 2.3(d). All certificates representing shares of Surviving Corporation Common Stock, dividends, distributions and cash deposited with the Exchange Agent are hereinafter referred to as the “Exchange Fund.”

(b) As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a certificate (“Certificates”) that immediately prior to the Effective Time represented outstanding shares of Ryland Common Stock that were converted into the right to receive the Merger Consideration, any dividends or distributions payable pursuant to Section 2.3(d) and any cash in lieu of fractional shares of Surviving Corporation Common Stock payable pursuant to Section 2.3(f), (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such Person shall pass, only upon proper delivery of the Certificates to the Exchange Agent, and which letter shall be in customary form and contain such other provisions as the Surviving Corporation or the Exchange Agent may reasonably specify) and (ii) instructions for use in effecting the surrender of such Certificates in exchange for the Merger Consideration, any dividends or other distributions payable pursuant to Section 2.3(d) and any cash in lieu of fractional shares of Surviving Corporation Common Stock payable pursuant to Section 2.3(f). Upon surrender of a Certificate to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as the Exchange Agent may reasonably require, the holder of such Certificate shall be entitled to receive in exchange for the shares of Ryland Common Stock formerly represented by such Certificate (other than Excluded Shares) (A) that number of whole shares of Surviving Corporation Common Stock (after taking into account all shares of Ryland Common Stock then held by such holder under all Certificates so surrendered) to which such holder of Ryland Common Stock shall have become entitled pursuant to Section 2.1(b) (which shall be in uncertificated book-entry form unless a physical certificate is requested), (B) any dividends or other distributions payable pursuant to Section 2.3(d) and (C) any cash in lieu of fractional shares of Surviving Corporation Common Stock payable pursuant to Section 2.3(f), and the Certificate so surrendered shall forthwith be cancelled. Promptly after the Effective Time and in any event not later than the third Business Day thereafter, the Surviving Corporation shall cause the Exchange Agent to issue and send to each holder of uncertificated shares of Ryland Common Stock represented by book entry (“Book-Entry Shares”), other than with respect to Excluded Shares, (1) that number of whole shares of Surviving Corporation Common Stock to which such holder of Book-Entry Shares shall have become entitled pursuant to the provisions of Section 2.1(b) (which shall be in book-entry form unless a physical certificate is requested), (2) any dividends or other distributions payable pursuant to Section 2.3(d) and (3) any cash in lieu of fractional shares of Surviving Corporation Common Stock payable pursuant to Section 2.3(f), without such holder being required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent, and such Book-Entry Shares shall then be cancelled. No interest will be paid or accrued on any unpaid dividends and distributions or cash in lieu of fractional shares, if any, payable to holders of Certificates or Book-Entry Shares. Until surrendered as contemplated by this Section 2.3, each Certificate or Book-Entry Share shall be deemed after the Effective Time to represent only the right to receive the Merger Consideration payable in respect thereof, any dividends or other distributions payable pursuant to Section 2.3(d) and any cash in lieu of fractional shares of Surviving Corporation Common Stock payable pursuant to Section 2.3(f).

(c) If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, it shall be a condition of payment that such Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer or such Book-Entry Share shall be properly transferred and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of such Certificate or Book-Entry Share or shall have established to the satisfaction of the Surviving Corporation that such tax is not applicable.

(d) (i) No dividends or other distributions with respect to Surviving Corporation Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Surviving Corporation Common Stock that the holder thereof has the right to receive upon the surrender thereof, and no cash payment in lieu of fractional shares of Surviving Corporation Common Stock shall be paid to any such holder pursuant to Section 2.3(f), in each case until the holder thereof shall surrender such Certificate in accordance with this Article II. Following the surrender of a Certificate in accordance with this Article II, there shall be paid to the record holder thereof, without interest, (A) promptly after such surrender, the amount of any dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Surviving Corporation Common Stock and the amount of any cash payable in lieu of a fractional share of Surviving Corporation Common Stock to which such holder is entitled pursuant to Section 2.3(f) and (B) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Surviving Corporation Common Stock.

(ii) Notwithstanding anything in the foregoing to the contrary, holders of Book-Entry Shares who are entitled to receive shares of Surviving Corporation Common Stock under this Article II shall be paid (A) at the time of payment of such Surviving Corporation Common Stock by the Exchange Agent under Section 2.3(b), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Surviving Corporation Common Stock, and the amount of any cash payable in lieu of a fractional share of Surviving Corporation Common Stock to which such holder is entitled pursuant to Section 2.3(f) and (B) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to the time of such payment by the Exchange Agent under Section 2.3(b) and a payment date subsequent to the time of such payment by the Exchange Agent under Section 2.3(b) payable with respect to such whole shares of Surviving Corporation Common Stock.

(e) The Merger Consideration, any dividends or other distributions payable pursuant to Section 2.3(d) and any cash in lieu of fractional shares of Surviving Corporation Common Stock payable pursuant to Section 2.3(f) issued and paid upon the surrender for exchange of Certificates or Book-Entry Shares in accordance with the terms of this Article II shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the shares of Ryland Common Stock (together with the associated Rights) formerly represented by such Certificates or Book-Entry Shares. At the Effective Time, the stock transfer books of Ryland shall be closed and there shall be no further registration of transfers of the shares of Ryland Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for transfer or transfer is sought for Book-Entry Shares, such Certificates or Book-Entry Shares shall be cancelled and exchanged as provided in this Article II.

(f) Notwithstanding anything to the contrary contained herein, no certificates or scrip representing fractional shares of Surviving Corporation Common Stock shall be issued upon the surrender for exchange of Certificates or Book-Entry Shares, no dividends or other distributions with respect to the Surviving Corporation Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of the Surviving Corporation. In lieu of the issuance of any such fractional share, the Surviving Corporation shall pay to each former stockholder of Ryland who otherwise would be entitled to receive a fractional share of Surviving Corporation Common Stock an amount in cash (without interest) determined by multiplying (i) the fraction of a share of Surviving Corporation Common Stock which such holder would otherwise be entitled to receive (taking into account all shares of Ryland Common Stock held at the Effective Time by such holder and rounded to the nearest thousandth when expressed in decimal form) pursuant to Section 2.1(b) by (ii) the volume weighted average closing price of one share of Surviving Corporation Common Stock on the NYSE for the five trading days ending on the last trading day immediately prior to the date on which the Effective Time shall occur, as such price is reported on the NYSE Composite Transactions Tape (as reported by Bloomberg Financial Markets or such other source as the parties shall agree in writing).

(g) Any portion of the Exchange Fund that remains undistributed to the holders of Certificates or Book-Entry Shares six months after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any remaining holders of Certificates or Book-Entry Shares (except to the extent representing Excluded Shares) shall thereafter look only to the Surviving Corporation, as general creditors thereof, for payment of the Merger Consideration, any unpaid dividends or other distributions payable pursuant to Section 2.3(d) and any cash in lieu of fractional shares of Surviving Corporation Common Stock payable pursuant to Section 2.3(f) (subject to abandoned property, escheat or other similar laws), without interest.

(h) None of the Surviving Corporation, the Exchange Agent or any other Person shall be liable to any Person in respect of shares of Surviving Corporation Common Stock, dividends or other distributions with respect thereto or cash in lieu of fractional shares of Surviving Corporation Common Stock properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been exchanged prior to two years after the Effective Time (or immediately prior to such earlier date on which the related Merger Consideration (and all dividends or other distributions with respect to shares of Surviving Corporation Common Stock and any cash in lieu of fractional shares of Surviving Corporation Common Stock pursuant to this Article II) would otherwise escheat to or become the property of any Governmental Entity, any such Merger Consideration (and such dividends, distributions and cash) in respect thereof shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(i) The Exchange Agent shall invest any cash included in the Exchange Fund as directed by the Surviving Corporation on a daily basis. Any interest and other income resulting from such investments shall be paid to the Surviving Corporation.

(j) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to the Surviving Corporation, of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or the Exchange Agent, the posting by such Person of a bond in such amount as the Surviving Corporation or the Exchange Agent may determine is reasonably necessary as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect thereof, any dividends or other distributions payable pursuant to Section 2.3(d) and any cash in lieu of fractional shares of Surviving Corporation Common Stock payable pursuant to Section 2.3(f).

Section 2.4 Withholding Rights. The Surviving Corporation and the Exchange Agent shall each be entitled to deduct and withhold, or cause to be deducted and withheld, from the consideration otherwise payable to any holder of shares of Ryland Common Stock or otherwise pursuant to this Agreement such amounts as the Surviving Corporation or the Exchange Agent is required to deduct and withhold under the Code, or any provision of state, local or foreign tax Law. To the extent that amounts are so deducted and withheld, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF RYLAND

Except (a) as disclosed or reflected in the Ryland SEC Documents filed prior to the date of this Agreement (but excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature, in each case, other than any specific factual information contained therein), or (b) as set forth in the disclosure letter delivered by Ryland to Standard Pacific prior to the execution of this Agreement (the “Ryland Disclosure Letter”) (it being agreed that the disclosure of any information in a particular section or subsection of the Ryland Disclosure Letter shall be deemed disclosure with respect to any other section or subsection of this Agreement (other than Section 3.15) to which the relevance of such information is reasonably apparent), Ryland represents and warrants to Standard Pacific as follows:

Section 3.1 Organization, Standing and Power.

(a) Each of Ryland and its Subsidiaries (i) is an entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept or equivalent) under the Laws of the jurisdiction of its organization, (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions that recognize such concept or equivalent) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except, with respect to clauses (ii) and (iii), for any such failures where for any such failures to have such power and authority or to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Ryland Material Adverse Effect. For purposes of this Agreement, “Ryland Material Adverse Effect” means any event, change, occurrence or effect that (A) is or would reasonably be expected to be materially adverse to the business, assets, liabilities, condition (financial or otherwise) or results of operations of Ryland and its Subsidiaries, taken as a whole or (B) materially impairs the ability of Ryland to consummate, or prevents or materially delays, the Merger or any of the other transactions contemplated by this Agreement or would reasonably be expected to do so, other than any change, effect, event or occurrence arising out of or resulting from (1) changes in general economic, financial market, business or geopolitical conditions, (2) general changes or developments in any of the industries in which Ryland or its Subsidiaries operate, (3) natural disasters or calamities, (4) changes in any applicable Laws or applicable accounting regulations or principles or interpretations thereof, (5) any changes in the price or trading volume of Ryland’s stock, in and of itself (provided, the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Ryland Material Adverse Effect” may be taken into account in determining whether there has been a Ryland Material Adverse Effect), (6) any failure by Ryland to meet internal or published projections, forecasts or revenue or earnings predictions, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Ryland Material Adverse Effect” may be taken into account in determining whether there has been a Ryland Material Adverse Effect), (7) any outbreak or escalation of hostilities or any acts of war or terrorism, (8) the announcement of this Agreement and the transactions contemplated hereby, including the initiation of litigation by any Person with respect to this Agreement, and including any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of Ryland and its Subsidiaries due to the announcement and performance of this Agreement or the identity of the parties to this Agreement, or the performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein or the failure to provide any notice to, or to obtain any consent from, any third party related to the transaction contemplated hereby, (9) any action taken by Ryland, or which Ryland causes to be taken by any of its Subsidiaries, in each case which is required by this Agreement or (10) any actions taken (or not taken) at the request of Standard Pacific; provided, however, that any change, effect, event or occurrence referred to in clauses (1), (2), (3), (4) and (7) immediately above shall be taken into account in determining whether a Ryland Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such change, effect, event or occurrence has had a disproportionate effect on Ryland and its Subsidiaries, taken as a whole, as compared to other participants in the industries in which Ryland or its Subsidiaries operate.

(b) Ryland has previously furnished or otherwise made available to Standard Pacific true and complete copies of Ryland’s articles of incorporation (the “Ryland Charter”) and bylaws (the “Ryland Bylaws”), in each case as amended to the date of this Agreement, and each as so delivered is in full force and effect.

Section 3.2 Capital Stock.

(a) The authorized capital stock of Ryland consists of 199,990,000 shares of Ryland Common Stock and 10,000 shares of Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Ryland Preferred Stock”). As of the close of business on May 31, 2015 (the “Measurement Date”), (i) 46,848,340 shares of Ryland Common Stock were issued and outstanding, (ii) no shares of Ryland Preferred Stock were issued and outstanding, (iii) 4,538,434 shares of Ryland Common Stock were reserved for issuance pursuant to Ryland Equity Plans (of which 925,146 shares were subject to outstanding awards under such plans), (iv) 10,589,742 shares of Ryland Common Stock were reserved for issuance upon conversion of Ryland’s 1.6% convertible senior notes due May 2018 and 0.25% convertible senior notes due June 2019 (the “Ryland Convertible Notes”), (v) no shares of Ryland Preferred Stock were reserved for issuance upon the exercise of the Ryland Rights, (vi) Ryland Options to purchase 2,676,954 shares of Ryland Common Stock were outstanding, (vii) Ryland RSUs representing the right to receive 696,492 shares of Ryland Common Stock were outstanding, and (viii) no rights to purchase shares of Ryland Common Stock were outstanding under the Ryland ESPP. All outstanding shares of capital stock of Ryland are, and all shares reserved for issuance will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the MGCL, the Ryland Charter, the Ryland Bylaws or any Contract to which Ryland is a party or is otherwise bound. No shares of capital stock of Ryland are owned by any Subsidiary of Ryland. All outstanding shares of capital stock and other voting securities or equity interests of each Subsidiary of Ryland have been duly authorized and validly issued, are fully paid, nonassessable and not subject to any preemptive rights. All outstanding shares of capital stock and other voting securities or equity interests of each such Subsidiary are owned, directly or indirectly, by Ryland, free and clear of all pledges, claims, liens, charges, options, rights of first refusal, encumbrances and security interests of any kind or nature whatsoever (including any limitation on voting, sale, transfer or other disposition or exercise of any other attribute of ownership) (collectively, “Liens”).

(b) Except as set forth above and except for changes since the Measurement Date resulting from the exercise of awards made under the Ryland Equity Plans outstanding on such date, as of the date of this Agreement, (A) there are not outstanding or authorized any (1) shares of capital stock or other voting securities of Ryland, (2) securities of Ryland convertible into or exchangeable for shares of capital stock or voting securities of Ryland or (3) options or other rights to acquire from Ryland, and no obligation of Ryland to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Ryland, (B) there are no outstanding obligations of Ryland to repurchase, redeem or otherwise acquire any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Ryland and (C) there are no other options, calls, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Ryland or any of its Subsidiaries to which Ryland or any of its Subsidiaries is a party.

Section 3.3 Subsidiaries. Exhibit 21 to the Annual Report on Form 10-K filed by Ryland with the SEC on February 25, 2015 (without giving effect to any amendment filed on or after the date hereof) sets forth a true and complete list of each material Subsidiary of Ryland. All outstanding shares of capital stock, or other equity or voting interests in, each Subsidiary of Ryland are, and all shares reserved for issuance will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the MGCL, its certificate of incorporation or bylaws or comparable organizational documents, or any Contract to which Ryland is a party or is otherwise bound. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, Ryland does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, nor is it under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution, guarantee, credit enhancement or other investment in, or assume any liability or obligation of, any Person.

Section 3.4 Authority.

(a) Ryland has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Ryland and the consummation by Ryland of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Ryland and no other corporate proceedings on the part of Ryland are necessary to approve this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject, in the case of the consummation of the Merger, to the adoption of this Agreement by the holders of at least a majority of the outstanding shares of Ryland Common Stock (the “Ryland Stockholder Approval”). This Agreement has been duly executed and delivered by Ryland and, assuming the due authorization, execution and delivery by Standard Pacific, constitutes a valid and binding obligation of Ryland, enforceable against Ryland in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

(b) The Board of Directors of Ryland (the “Ryland Board”), at a meeting duly called and held at which all directors of Ryland were present, duly and unanimously adopted resolutions (i) determining that the terms of this Agreement, the Merger and the other transactions contemplated hereby are fair to and in the best interests of Ryland’s stockholders, (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) directing that this Agreement be submitted to the stockholders of Ryland for adoption and (iv) resolving to recommend that Ryland’s stockholders vote in favor of the adoption of this Agreement and the transactions contemplated hereby, including the Merger, which resolutions have not been subsequently rescinded, modified or withdrawn in any way, except as may be permitted by Section 5.2.

(c) The Ryland Stockholder Approval is the only vote of the holders of any class or series of Ryland’s capital stock or other securities required in connection with the consummation of the Merger. No vote of the holders of any class or series of Ryland’s capital stock or other securities is required in connection with the consummation of any of the transactions contemplated hereby to be consummated by Ryland other than the Merger.

(d) Ryland represents that the total fair market value of any assets held by Ryland and any entity Ryland controls not exempt under 16 C.F.R. § 802.2 (or other rule promulgated under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”)) is less than $76,300,000 and understands that it is on the basis of this representation, together with the representation of Standard Pacific in Section 4.4(d), that the parties have concluded that no HSR Act filing is required.

Section 3.5 No Conflict; Consents and Approvals.

(a) Except as set forth in Section 3.5(a) of the Ryland Disclosure Letter, the execution, delivery and performance of this Agreement by Ryland does not, and the consummation of the Merger and the other transactions contemplated hereby and compliance by Ryland with the provisions hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation, modification or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties, assets or rights of Ryland or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, waiver or approval of any Person pursuant to, any provision of (i) the Ryland Charter or Ryland Bylaws, or the certificate of incorporation or bylaws (or similar organizational documents) of any Subsidiary of Ryland, (ii) any bond, debenture, note, mortgage, indenture, guarantee, license, lease, purchase or sale order or other contract, commitment, agreement, instrument, obligation, arrangement, understanding, undertaking, permit, concession or franchise, whether oral or written (each, including all amendments thereto, a “Contract”) to which Ryland or any of its Subsidiaries is a party or by which Ryland or any of its Subsidiaries or any of their respective properties or assets may be bound or (iii) subject to the governmental filings and other matters referred to in Section 3.5(b), any federal, state, local or foreign law (including common law), statute, ordinance, rule, code, regulation, order, judgment, injunction, decree or other legally enforceable requirement (“Law”) or any rule or regulation of the NYSE applicable to Ryland or any of its Subsidiaries or by which Ryland or any of its Subsidiaries or any of their respective properties or assets may be bound, except as, in the case of clauses (ii) and (iii), as individually or in the aggregate, has not had and would not reasonably be expected to have a Ryland Material Adverse Effect (provided, that clause (9) of the definition of Ryland Material Adverse Effect shall be disregarded for purposes of this Section 3.5(a)).

(b) No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any federal, state, local or foreign government or subdivision thereof or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory or self-regulatory authority, instrumentality, agency, commission or body (each, a “Governmental Entity”) is required by or with respect to Ryland or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by Ryland or the consummation by Ryland of the Merger and the other transactions contemplated hereby or compliance with the provisions hereof, except for (i) such filings and reports as may be required pursuant to the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other applicable state or federal securities, takeover and “blue sky” laws, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State as required by the DGCL, and the filing of the Certificate of Merger (or any other certificate, agreement or other document specified in the relevant provisions of the MGCL to cause the Merger to be effective in Maryland) with the Maryland Department, (iii) any filings and approvals required under the rules and regulations of NYSE, and (iv) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices the failure of which to be obtained or made, individually or in the aggregate, have not had or would not reasonably be expected to have a Ryland Material Adverse Effect (provided, that clause (9) of the definition of Ryland Material Adverse Effect shall be disregarded for purposes of this Section 3.5(b)).

Section 3.6 SEC Reports; Financial Statements.

(a) Ryland has filed with or furnished to the Securities and Exchange Commission (the “SEC”) on a timely basis true and complete copies of all forms, reports, schedules, statements and other documents required to be filed with or furnished to the SEC by Ryland since January 1, 2012 (all such documents, together with all exhibits and schedules to the foregoing materials and all information incorporated therein by reference, the “Ryland SEC Documents”). As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), the Ryland SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as the case may be, including, in each case, the rules and regulations promulgated thereunder, and none of the Ryland SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the Ryland SEC Documents (i) have been prepared in a manner consistent with the books and records of Ryland and its Subsidiaries, (ii) have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), (iii) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and (iv) fairly present in all material respects the consolidated financial position of Ryland and its Subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments that were not, or are not expected to be, material in amount), all in accordance with GAAP and the applicable rules and regulations promulgated by the SEC. Since December 31, 2014, Ryland has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, SEC rule or policy or applicable Law. The books and records of Ryland and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP (to the extent applicable) and any other applicable legal and accounting requirements and reflect only actual transactions.

(c) Ryland has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Ryland’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Ryland in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Ryland’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Ryland’s management has completed an assessment of the effectiveness of Ryland’s disclosure controls and procedures in accordance with Rule 13a-15 and, to the extent required by applicable Law, presented in any applicable Ryland SEC Document that is a report on Form 10-K or Form 10-Q its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report based on such evaluation. Based on Ryland’s management’s most recently completed evaluation of Ryland’s internal control over financial reporting prior to the date of this Agreement, (i) to the knowledge of Ryland, Ryland had no significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting that would reasonably be expected to adversely affect Ryland’s ability to record, process, summarize and report financial information and (ii) Ryland does not have knowledge of any fraud, whether or not material, that involves management or other employees who have a significant role in Ryland’s internal control over financial reporting.

(d) To the knowledge of Ryland, as of the date of this Agreement, there are no SEC inquiries or investigations, other governmental inquiries or investigations or internal investigations pending or threatened, in each case regarding any accounting practices of Ryland.

Section 3.7 No Undisclosed Liabilities. Neither Ryland nor any of its Subsidiaries has any liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP, except (a) to the extent accrued or reserved against in the audited consolidated balance sheet of Ryland and its Subsidiaries as at December 31, 2014 included in the Annual Report on Form 10-K filed by Ryland with the SEC on February 25, 2015 (without giving effect to any amendment thereto filed on or after the date hereof) and (b) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2014 that would not, individually or in the aggregate, reasonably be expected to have a Ryland Material Adverse Effect.

Section 3.8 Certain Information. None of the information supplied or to be supplied by or on behalf of Ryland specifically for inclusion or incorporation by reference in the Form S-4 will, at the time the Form S-4 is filed with the SEC, at the time of any amendment or supplement thereto and at the time it (or any post-effective amendment or supplement) becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Proxy Statement will not, at the time it is first mailed to Ryland’s stockholders, at the time of any amendments or supplements thereto and at the time of the Ryland Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act. Notwithstanding the foregoing, Ryland makes no representation or warranty with respect to statements included or incorporated by reference in the Form S-4 or the Proxy Statement based on information supplied in writing by or on behalf of Standard Pacific specifically for inclusion or incorporation by reference therein.

Section 3.9 Absence of Certain Changes or Events. Since December 31, 2014 through the date of the Agreement: (a) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Ryland Material Adverse Effect, and (b) except as otherwise contemplated or permitted by this Agreement, (i) Ryland and its Subsidiaries have conducted their businesses in all material respects only in the ordinary course consistent with past practice; and (ii) neither Ryland nor any of its Subsidiaries has suffered any loss, damage, destruction or other casualty affecting any of its material properties or assets, whether or not covered by insurance.

Section 3.10 Litigation. There is no action, suit, claim, arbitration, investigation, inquiry, audit, examination, grievance or other proceeding (each, an “Action”) (or basis therefor) pending or, to the knowledge of Ryland, threatened against or affecting Ryland or any of its Subsidiaries or any of their respective properties or assets, other than any Action that, individually or in the aggregate, has not had and would not reasonably be expected to have a Ryland Material Adverse Effect. Neither Ryland nor any of its Subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, injunction, rule or decree of any Governmental Entity that, individually or in the aggregate, has had or would reasonably be expected to have a Ryland Material Adverse Effect. There is no Action pending or, to the knowledge of Ryland, threatened seeking to prevent, hinder, modify, delay or challenge the Merger or any of the other transactions contemplated by this Agreement.

Section 3.11 Compliance with Laws. Ryland and each of its Subsidiaries are and, at all times since January 1, 2012 have been, in compliance with all Laws applicable to their businesses, operations, properties or assets, except where any non-compliance, individually or the aggregate, has not had and would not reasonably be expected to have a Ryland Material Adverse Effect. None of Ryland or any of its Subsidiaries has received, since January 1, 2012, a notice or other written communication alleging or relating to a possible material violation of any Law applicable to their businesses, operations, properties or assets, which alleged violation has not been materially resolved and which, individually or in the aggregate has had or would reasonably be expected to have a Ryland Material Adverse Effect. Ryland and each of its Subsidiaries have in effect all material permits, licenses, variances, exemptions, approvals, authorizations, consents, operating certificates, franchises, orders and approvals (collectively, “Permits”) of all Governmental Entities necessary or advisable for them to own, lease or operate their properties and assets and to carry on their businesses as now conducted, except for any Permits the absence of which would not, individually or in the aggregate, reasonably be expected to have a Ryland Material Adverse Effect. All Permits are in full force and effect, except where the failure to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Ryland Material Adverse Effect.

Section 3.12 Benefit Plans.

(a) Ryland has furnished or made available to Standard Pacific a true and complete list of each material Ryland Plan. For purposes of this Agreement, “Ryland Plan” means each “employee benefit plan” (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA), stock purchase, stock option, phantom stock or other equity-based, severance, employment, consulting, retention, change-in-control, fringe benefit, bonus, incentive, deferred compensation, supplemental retirement, health, life, or disability insurance or dependent care plan, agreement, program, policy or other arrangement and each other employee benefit plan, agreement, program, policy or other arrangement, in each case, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise), whether formal or informal, written or oral, under which any current or former employee, director, independent contractor or consultant of Ryland or its Subsidiaries (or any of their dependents) has any present or future right to compensation or benefits or Ryland or its Subsidiaries sponsors or maintains, is making contributions to or has any present or future liability or obligation (contingent or otherwise) or with respect to which it is otherwise bound. Ryland has provided or made available to Standard Pacific a current, accurate and complete copy of each material Ryland Plan, and, to the extent applicable: (i) any related trust agreement or other funding instrument, (ii) the most recent determination letter of the Internal Revenue Service (the “IRS”), (iii) any summary plan description, summary of material modifications, and other similar material written communications (or a written description of any material oral communications) to the employees of Ryland or its Subsidiaries concerning the extent of the benefits provided under a Ryland Plan, and (iv) for the most recent year (A) the Form 5500 and attached schedules, (B) audited financial statements, and (C) actuarial valuation reports.

(b) Neither Ryland, its Subsidiaries, nor any member of their Controlled Group (defined as any organization which is a member of a controlled, affiliated or otherwise related group of entities within the meaning of Code Sections 414(b), (c), (m) or (o)) sponsors, maintains, contributes to or is required to contribute to or within the past six (6) years has sponsored, maintained, contributed to or been required to contribute to: (i) a “multiemployer plan” (within the meaning of ERISA section 3(37)), (ii) an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA (“Pension Plan”) that is subject to Title IV of ERISA or Section 412 of the Code, or (iii) a Pension Plan which is a “multiple employer plan” as defined in Section 413 of the Code, and no liability (contingent or otherwise) has been incurred by any of Ryland, its Subsidiaries or any member of their Controlled Group with respect to the foregoing that could become a liability of the Surviving Corporation.

(c) With respect to the Ryland Plans:

(i) each Ryland Plan has been established and administered in all material respects in accordance with its terms and in compliance with the applicable provisions of ERISA and the Code and all other applicable legal requirements;

(ii) except as would not reasonably be expected to result in material liability to Ryland or its Subsidiaries, no reportable event, as defined in Section 4043 of ERISA, non-exempt prohibited transaction, as described in Section 406 of ERISA or Section 4975 of the Code, or accumulated funding deficiency, as defined in Section 302 of ERISA and 412 of the Code, has occurred in the past six (6) years with respect to any Ryland Plan;

(iii) each Ryland Plan intended to be qualified under Section 401(a) of the Code is currently covered by a favorable determination, advisory and/or opinion letter, as applicable, from the IRS that it is so qualified and, to the knowledge of Ryland, nothing has occurred since the date of such letter that would reasonably be expected to cause the loss of the qualified status of such Ryland Plan;

(iv) there is no material Action (including any investigation, audit or other administrative proceeding) by the Department of Labor, the Pension Benefit Guaranty Corporation (the “PBGC”), the IRS or any other Governmental Entity or by any plan participant or beneficiary pending, or to the knowledge of Ryland, threatened, relating to the Ryland Plans, any fiduciaries thereof with respect to their duties to the Ryland Plans or the assets of any of the trusts under any of the Ryland Plans (other than routine claims for benefits) nor, to the knowledge of Ryland, are there facts or circumstances that exist that could reasonably give rise to any such actions;

(v) none of Ryland, its Subsidiaries or any member of their Controlled Group has incurred any direct or indirect material liability under ERISA, the Code or other applicable Laws in connection with the termination of, withdrawal from or failure to fund, any Ryland Plan, and no fact or event exists that would reasonably be expected to give rise to any such liability; and

(vi) none of the Ryland Plans currently provides post-termination or retiree welfare benefits to any person for any reason, except as may be required by Section 601, et seq. of ERISA and Section 4980B(b) of the Code or other applicable similar law regarding health care coverage continuation (collectively “COBRA”), and none of Ryland, its Subsidiaries or any members of their Controlled Group has any liability to provide post-termination or retiree welfare benefits to any person, except to the extent required by COBRA.

(d) The execution of this Agreement and the consummation of the Merger will not, either alone or in combination with another event, (i) entitle any current or former employee, officer, director, independent contractor or consultant of Ryland or any of its Subsidiaries to severance pay, unemployment compensation or any other similar termination payment or any other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of or otherwise enhance any benefit due or require Ryland or any of its Subsidiaries to segregate any amount from its general assets in respect of any such employee, officer, director, independent contractor or consultant.

(e) Neither Ryland nor any of its Subsidiaries is a party to any agreement, contract, plan or arrangement that could reasonably be expected, separately or in the aggregate, in connection with the transactions contemplated by this Agreement (either alone or in combination with any other events), result in the payment of any “excess parachute payments” within the meaning of Section 280G of the Code. No current or former director, officer, employee, independent contractor or consultant of Ryland or any of its Subsidiaries is entitled to any gross-up, make-whole or any other payment from Ryland or any of its Subsidiaries in respect of any Tax (including Federal, state, local or foreign income, excise or other Taxes (including Taxes imposed under Section 409A or Section 4999 of the Code)) or any interest or penalty related thereto.

Section 3.13 Labor Matters.

(a) (i) There are no strikes or lockouts pending or, to the knowledge of Ryland, threatened with respect to any employees of Ryland or any of its Subsidiaries (“Ryland Employees”), and there have been no such activities in the past three (3) years, (ii) Ryland and its Subsidiaries are not parties to any collective bargaining agreement or other agreement with a labor union, works council or other employee representative organization and no such agreement is being negotiated by Ryland or any of its Subsidiaries, (iii) there is no union organizing effort pending or, to the knowledge of Ryland, threatened against Ryland or any of its Subsidiaries, and there have been no such activities in the past three (3) years, (iv) there is no labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or, to the knowledge of Ryland, threatened against Ryland or any of its Subsidiaries, and there have been no such activities in the past three (3) years, (v) there is no slowdown or work stoppage in effect or, to the knowledge of Ryland, threatened with respect to Ryland Employees, and there have been no such activities in the past three (3) years, (vi) no petition has been filed or proceeding instituted by or on behalf of any labor union, works council or other employee representative organization with any Governmental Entity seeking recognition or certification of a bargaining representative of any employees of Ryland or any of its Subsidiaries, and (vii) there is no material charge, complaint, or investigation pending or, to the knowledge of Ryland, threatened by any Governmental Entity against Ryland or any of its Subsidiaries concerning any alleged violation of any applicable Law respecting employment or employment practices, including, workplace health and safety, terms and conditions of employment, wages and hours, unfair labor practices, or employee classification;

(b) Ryland and its Subsidiaries are in compliance in all material respects with all applicable Laws respecting employment and employment practices, including, workplace health and safety, terms and conditions of employment and wages and hours, unfair labor practices, and employee classification; and

(c) Except as would not reasonably be expected to result in material liability to Ryland and its Subsidiaries, neither Ryland nor any of its Subsidiaries has any liabilities or is in breach of any obligations under the Worker Adjustment Retraining and Notification Act of 1988, as amended (the “WARN Act”) or any similar state or local Law as a result of any action taken by Ryland (other than at the written direction of Standard Pacific).

Section 3.14 Environmental Matters.

(a) Neither Ryland nor any of its Subsidiaries has received any claims, notices, demand letters or requests for information (except for such claims, notices, demand letters or requests for information the subject matter of which has been resolved prior to the date of this Agreement) from any federal, state, local, foreign or provincial Governmental Entity or any other Person asserting that Ryland or any of its Subsidiaries is in material violation of, or liable under, any Environmental Law, and, except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Ryland Material Adverse Effect, (i) Ryland and each of its Subsidiaries have conducted their respective businesses in compliance with all, and have not violated any, applicable Environmental Laws; (ii) Ryland and its Subsidiaries have obtained all Permits of all Governmental Entities and any other Person that are required under any Environmental Law; (iii) there has been no release of any Hazardous Substance by Ryland or any of its Subsidiaries or any other Person in any manner that has given or would reasonably be expected to give rise to any remedial or investigative obligation, corrective action requirement or liability of Ryland or any of its Subsidiaries under applicable Environmental Laws; (iv) to the knowledge of Ryland, no Hazardous Substance has been disposed of, arranged to be disposed of, released or transported in violation of any applicable Environmental Law, or in a manner that has given rise to, or that would reasonably be expected to give rise to, any liability under any Environmental Law, in each case, on, at, under or from any current or former properties or facilities owned or operated by Ryland or any of its Subsidiaries or as a result of any operations or activities of Ryland or any of its Subsidiaries at any location and Hazardous Substances are not otherwise present at or about any such properties or facilities in amount or condition that has resulted in or would reasonably be expected to result in liability to Ryland or any of its Subsidiaries under any Environmental Law; and (v) neither Ryland, its Subsidiaries nor any of their respective properties or facilities are subject to, or, to the knowledge of Ryland, are threatened to become subject to, any liabilities relating to any suit, settlement, court order, administrative order, regulatory requirement, judgment or claim asserted or arising under any Environmental Law or any agreement relating to environmental liabilities.

(b) As used herein, “Environmental Law” means any Law relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface and subsurface soils and strata, wetlands, plant and animal life or any other natural resource) or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances.

(c) As used herein, “Hazardous Substance” means any substance listed, defined, designated, classified or regulated as a waste, pollutant or contaminant or as hazardous, toxic, radioactive or dangerous or any other term of similar import under any Environmental Law, including but not limited to petroleum.

Section 3.15 Taxes.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Ryland Material Adverse Effect:

(i) all Tax Returns required to be filed by or on behalf of Ryland and each of its Subsidiaries have been prepared and timely filed with the appropriate Governmental Entity (taking into account any valid extensions of time within which to file) and all such filed Tax Returns are complete and accurate,

(ii) all Taxes required to be paid by or on behalf of Ryland and each of its Subsidiaries have been timely paid with the appropriate Governmental Entity, and all Taxes that have accrued but are not yet payable have been reserved for in accordance with GAAP in Ryland’s financial statements included in Ryland’s SEC Documents or have been incurred in the ordinary course of business since the date of the most recent period covered by the financial statements included in Ryland’s SEC Documents,

(iii) all deficiencies asserted or assessed by a Governmental Entity against Ryland or any of its Subsidiaries have been paid in full or are adequately reserved in accordance with GAAP,

(iv) there are no pending or, to the knowledge of Ryland, threatened Actions relating to Taxes and there are no currently effective waivers (or requests for waivers) of the time to assess any Taxes,

(v) there are no Liens for Taxes on any of the assets of Ryland or any of its Subsidiaries other than Ryland Permitted Liens,

(vi) neither Ryland nor any of its Subsidiaries has any liability for Taxes of any other person (other than Ryland and its Subsidiaries) pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, or by Contract, and

(vii) Ryland and its Subsidiaries have complied with all applicable Law relating to the payment, collection and withholding of Taxes and paid over to the appropriate Governmental Entity all amounts required to be so withheld or collected and paid under all applicable Law.

(b) Neither Ryland nor any of its Subsidiaries have been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the three-year period ending on the date hereof (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part) that was purported or intended to be governed by Section 355 of the Code.

(c) Neither Ryland nor any of its Subsidiaries have been included in a “consolidated,” “unitary” or “combined” Tax Return under U.S. federal, state, local or foreign Law with respect to Taxes for any taxable period (other than a group of which Ryland was the common parent).

(d) Neither Ryland nor any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement (other than agreements entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes, such as leases, vendor and customer agreements, credit agreements and purchase agreements).

(e) Neither Ryland nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(f) Neither Ryland nor any of its Subsidiaries has taken or agreed to take (or failed to take or agree to take) any action or knows of any facts or circumstances that would reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

Section 3.16 Contracts.

(a) Section 3.16 of the Ryland Disclosure Letter lists each Contract, other than any Contract that is listed as an exhibit to Ryland’s annual report on Form 10-K for the year ended December 31, 2014 or Ryland’s quarterly report on Form 10-Q for the quarter ended March 31, 2015, in each case without giving effect to any amendment thereto filed on or after the date hereof (such contracts, the “Ryland Public Contracts”), of the following types to which Ryland or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound:

(i) any Contract that would be required to be filed by Ryland as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or disclosed by Ryland on a Current Report on Form 8-K;

(ii) any Contract relating to Indebtedness and having an outstanding principal amount in excess of $5,000,000; and

(iii) any non-competition agreement or any other agreement or obligation which purports to limit in any material respect the manner in which, or the localities in which, all or any material portion of the businesses of Ryland and its Subsidiaries, taken as a whole, is or would be conducted.

Each Ryland Public Contract, together with any contract of the type described in clauses (i) through (iii), is referred to herein as a “Ryland Material Contract.”

(b) (i) Each Ryland Material Contract is valid and binding on Ryland and any of its Subsidiaries to the extent such Subsidiary is a party thereto, as applicable, and to the knowledge of Ryland, each other party thereto, and is in full force and effect and enforceable in accordance with its terms, except where the failure to be valid, binding, enforceable and in full force and effect, individually or in the aggregate, has not had and would not reasonably be expected to have a Ryland Material Adverse Effect; (ii) Ryland and each of its Subsidiaries, and, to the knowledge of Ryland, each other party thereto, has performed all obligations required to be performed by it under each Ryland Material Contract, except where any noncompliance, individually or in the aggregate, has not had and would not reasonably be expected to have a Ryland Material Adverse Effect; and (iii) there is no default under any Ryland Material Contract by Ryland or any of its Subsidiaries or, to the knowledge of Ryland, any other party thereto, and no event or condition has occurred that constitutes, or, after notice or lapse of time or both, would constitute, a default on the part of Ryland or any of its Subsidiaries or, to the knowledge of Ryland, any other party thereto under any such Ryland Material Contract, nor has Ryland or any of its Subsidiaries received any notice of any such default, event or condition, except where any such default, event or condition, individually or in the aggregate, has not had and would not reasonably be expected to have a Ryland Material Adverse Effect. Ryland has made available to Standard Pacific true and complete copies of all Ryland Material Contracts, including all amendments thereto.

Section 3.17 Insurance. Except as has not had or would not reasonably be expected to have a Ryland Material Adverse Effect, with respect to each insurance policy covering Ryland and its Subsidiaries, (a) such policy is in full force and effect and all premiums due thereon have been paid, (b) neither Ryland nor any of its Subsidiaries is in breach or default, and has not taken any action or failed to take any action which (with or without notice or lapse of time, or both) would constitute such a breach or default, or would permit termination or modification of, any such policy, (c) to the knowledge of Ryland, no insurer issuing any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation, (d) no notice of cancellation or termination has been received with respect to any such policy, nor will any such cancellation or termination result from the consummation of the transactions contemplated hereby and (e) the insurance policies are sufficient for compliance by Ryland with all applicable Laws or obligations with respect to Ryland Material Contracts to maintain insurance to which Ryland is a party.

Section 3.18 Properties.

(a) With respect to the real property owned by Ryland or any Subsidiary (such property collectively, the “Ryland Owned Real Property”), except as is not having or would not reasonably be expected to have, individually or in the aggregate, a Ryland Material Adverse Effect, (i) either Ryland or a Subsidiary of Ryland has good and valid title to such Ryland Owned Real Property, free and clear of all Liens other than any such Lien (A) for Taxes or governmental assessments, charges or claims of payment not yet due, or which are being contested in good faith and for which adequate accruals or reserves have been established, (B) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, or other similar lien arising in the ordinary course of business, (C) which is disclosed on the most recent consolidated balance sheet of Ryland or notes thereto included in the Ryland SEC Documents filed prior to the date hereof or securing liabilities reflected on such balance sheet, (D) which was incurred in the ordinary course of business since the date of such recent consolidated balance sheet of Ryland or (E) which would not reasonably be expected to materially impair the continued use of a Ryland Owned Real Property or a Ryland Leased Real Property as currently operated (each of the foregoing, a “Ryland Permitted Lien”) (and conditions, covenants, encroachments, easements, restrictions and other encumbrances that do not materially adversely affect the use of the Ryland Owned Real Property by Ryland for residential home building), (ii) there are no reversion rights, outstanding options or rights of first refusal in favor of any other party to purchase, lease, occupy or otherwise utilize such Ryland Owned Real Property or any portion thereof or interest therein that would reasonably be expected to materially adversely affect the use by Ryland for residential home building of the Ryland Owned Real Property affected thereby and

(iii) neither Ryland nor its Subsidiaries have collaterally assigned or granted a security interest in the Ryland Owned Real Property except for the Ryland Permitted Liens. Neither Ryland nor any of its Subsidiaries has received notice of any pending, and to the knowledge of Ryland there is no pending or threatened condemnation or eminent domain proceeding with respect to any Ryland Owned Real Property, except proceedings which are not having or would not reasonably be expected to have, individually or in the aggregate, a Ryland Material Adverse Effect.

(b) Except as is not having or would not reasonably be expected to have, individually or in the aggregate, a Ryland Material Adverse Effect, (i) each material lease, sublease, license, easement and other agreement under which Ryland or any of its Subsidiaries uses or occupies or has the right to use or occupy any material real property at which the material operations of Ryland and its Subsidiaries are conducted (the “Ryland Leased Real Property”), is valid, binding and in full force and effect and (ii) no uncured default of a material nature on the part of Ryland or, if applicable, its Subsidiary or, to the knowledge of Ryland, the landlord or other parties to such lease or other agreement thereunder exists with respect to any Ryland Leased Real Property. Except as is not having or would not reasonably be expected to have, individually or in the aggregate, a Ryland Material Adverse Effect, Ryland and each of its Subsidiaries has a good and valid leasehold interest, subject to the terms of any lease, sublease or other agreement applicable thereto, in each parcel of Ryland Leased Real Property, free and clear of all Liens, except for Ryland Permitted Liens (and conditions, covenants, encroachments, easements, restrictions and other encumbrances that do not adversely affect the use of the Ryland Leased Real Property by Ryland for residential home building). Except as is not having or would not reasonably be expected to have, individually or in the aggregate, a Ryland Material Adverse Effect, neither Ryland nor any of its Subsidiaries has (x) received notice of any pending, and, to the knowledge of Ryland, there is no threatened, condemnation proceeding with respect to any Ryland Leased Real Property, (y) collaterally assigned or granted a security interest in the Ryland Leased Real Property except for Ryland Permitted Liens, or (z) received any written notice of any default under lease or other agreement for a Ryland Leased Real Property and, to the knowledge of Ryland, no event has occurred and no condition exists that, with notice or lapse of time, or both, would constitute a default by Ryland or any of its Subsidiaries, as applicable, under any such leases and agreements.

(c) Except as is not having or would not reasonably be expected to have, individually or in the aggregate, a Ryland Material Adverse Effect, no judgment, injunction, order, decree, statute, ordinance, rule, regulation, moratorium, or other action by or before a Governmental Entity exists or is pending or threatened that restricts the development or sale of Ryland Owned Real Property currently under development or all or a portion of which is being held for sale by Ryland or any of its Subsidiaries.

(d) No developer-related charges or assessments imposed by any Governmental Entity (or any other person) for public improvements (or otherwise) against any Ryland Owned Real Property held for development, are unpaid (other than those reflected on the most recent financial statements of Ryland, and those incurred since the date of such financial statements of Ryland to the extent in the ordinary course of Ryland’s business and consistent with past practices), except for such charges and assessments as, in the aggregate, are not having or would not reasonably be expected to have, individually or in the aggregate, a Ryland Material Adverse Effect.

(e) Ryland or one of its Subsidiaries has good and valid title to, or in the case of leased tangible assets, a valid leasehold interest in, all of its material tangible assets, free and clear of all Liens other than Ryland Permitted Liens. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Ryland Material Adverse Effect on Ryland, the tangible personal property currently used in the operation of the business of Ryland and its Subsidiaries is in good working order (reasonable wear and tear excepted).

This Section 3.18 does not relate to intellectual property, which is the subject of Section 3.19.

Section 3.19 Intellectual Property. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Ryland Material Adverse Effect, either Ryland or a Subsidiary of Ryland owns, or is licensed or otherwise possesses adequate rights to use (in the manner and to the extent it has used the same), all trademarks or servicemarks (whether registered or unregistered), trade names, domain names, copyrights (whether registered or unregistered), patents, trade secrets or other intellectual property of any kind used in their respective businesses as currently conducted (collectively, the “Ryland Intellectual Property”). Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Ryland Material Adverse Effect, (a) there are no pending or, to the knowledge of Ryland, threatened claims by any Person alleging infringement, misappropriation or dilution by Ryland or any of its Subsidiaries of the intellectual property rights of any Person; (b) to the knowledge of Ryland, the conduct of the businesses of Ryland and its Subsidiaries has not infringed, misappropriated or diluted, and does not infringe, misappropriate or dilute, any intellectual property rights of any Person; (c) neither Ryland nor any of its Subsidiaries has made any claim of infringement, misappropriation or other violation by others of its rights to or in connection with Ryland Intellectual Property; (d) to the knowledge of Ryland, no Person is infringing, misappropriating or diluting any Ryland Intellectual Property; (e) Ryland and its Subsidiaries have taken reasonable steps to protect the confidentiality of their trade secrets and the security of their computer systems and networks; and (f) the consummation of the transactions contemplated by this Agreement will not result in the loss of, or give rise to any right of any third party to terminate any of Ryland’s or any Subsidiaries’ rights or obligations under, any agreement under which Ryland or any of its Subsidiaries grants to any Person, or any Person grants to Ryland or any of its Subsidiaries, a license or right under or with respect to any Ryland Intellectual Property.

Section 3.20 State Takeover Statutes. As of the date hereof and at all times on or prior to the Effective Time, the Ryland Board has taken all actions so that the restrictions applicable to business combinations contained in Section 3-602 of the MGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the timely consummation of the Merger and the other transactions contemplated hereby. No other “moratorium,” “fair price,” “business combination,” “control share acquisition” or similar provision of any state anti-takeover Law (collectively, “Takeover Laws”) or any similar anti-takeover provision in the Ryland Charter or Ryland Bylaws is, or at the Effective Time will be, applicable to this Agreement, the Merger or any of the other transactions contemplated hereby.

Section 3.21 Rights Plan. Ryland and the Ryland Board have taken all action required to (a) render the preferred stock purchase rights (the “Ryland Rights”) issued pursuant to the Rights Agreement, dated as of December 18, 2008, between Ryland and American Stock Transfer & Trust Company, LLC, as Rights Agent, as amended on May 18, 2009 (the “Ryland Rights Agreement”) inapplicable to this Agreement, the Merger and the other transactions contemplated hereby, (b) ensure that Standard Pacific will not be deemed to be an “Acquiring Person” for the purposes of the Ryland Rights Agreement and, as such, consummation of the Merger and the other transactions contemplated hereby shall not trigger the option of the Ryland Board to order the exchange of any Ryland Rights pursuant to Section 23 of the Ryland Rights Agreement and (c) cause the Ryland Rights to expire immediately prior to the Effective Time without any payment being made in respect thereof. Ryland has delivered to Standard Pacific a complete and correct copy of the Ryland Rights Agreement, as amended to the date of this Agreement.

Section 3.22 Related Party Transactions. No present or former director, executive officer, stockholder, partner, member, employee or Affiliate of Ryland or any of its Subsidiaries, nor any of such Person’s Affiliates or immediate family members (each of the foregoing, a “Related Party”), is a party to any Contract with or binding upon Ryland or any of its Subsidiaries or any of their respective properties or assets or has any interest in any property owned by Ryland or any of its Subsidiaries or has engaged in any transaction with any of the foregoing within the last 12 months. No Related Party of Ryland or any of its Subsidiaries owns, directly or indirectly, on an individual or joint basis, any interest in, or serves as an officer or director or in another similar capacity of, any supplier or other independent contractor of Ryland or any of its Subsidiaries, or any organization which has a Contract with Ryland or any of its Subsidiaries.

Section 3.23 Certain Payments. Neither Ryland nor any of its Subsidiaries (nor, to the knowledge of Ryland, any of their respective directors, executives, representatives, agents or employees) (a) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) has used or is using any corporate funds for any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees, (c) has violated or is violating any provision of the Foreign Corrupt Practices Act of 1977 (“FCPA”), (d) has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties or (e) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

Section 3.24 Brokers. No broker, investment banker, financial advisor or other Person, other than Lazard Frères & Co. LLC (the “Ryland Financial Advisor”), the fees and expenses of which will be paid by Ryland, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Ryland or any of its Affiliates.

Section 3.25 Opinion of Financial Advisor. The Ryland Board has received an oral opinion (to be confirmed in writing) of the Ryland Financial Advisor, dated on or about the date of this Agreement, to the effect that, as of such date, and subject to the assumptions, limitations, qualifications and other matters set forth in the written opinion of the Ryland Financial Advisor, the Exchange Ratio is fair, from a financial point of view, to the holders of shares of Ryland Common Stock. A signed true and complete copy of such opinion has been or will promptly be provided to Standard Pacific for information purposes following receipt thereof by the Ryland Board.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF STANDARD PACIFIC

Except (a) as disclosed or reflected in the Standard Pacific SEC Documents filed prior to the date of this Agreement (but excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature, in each case, other than any specific factual information contained therein), or (b) as set forth in the disclosure letter delivered by Standard Pacific to Ryland prior to the execution of this Agreement (the “Standard Pacific Disclosure Letter”) (it being agreed that the disclosure of any information in a particular section or subsection of the Standard Pacific Disclosure Letter shall be deemed disclosure with respect to any other section or subsection of this Agreement (other than Section 4.15) to which the relevance of such information is reasonably apparent), Standard Pacific represents and warrants to Ryland as follows:

Section 4.1 Organization, Standing and Power.

(a) Each of Standard Pacific and its Subsidiaries (i) is an entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept or equivalent) under the Laws of the jurisdiction of its organization, (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions that recognize such concept or equivalent) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except, with respect to clauses (ii) and (iii), for any such failures where for any such failures to have such power and authority or to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Standard Pacific Material Adverse Effect. For purposes of this Agreement, “Standard Pacific Material Adverse Effect” means any event, change, occurrence or effect that (A) is or would reasonably be expected to be materially adverse to the business, assets, liabilities, condition (financial or otherwise) or results of operations of Standard Pacific and its Subsidiaries, taken as a whole or (B) materially impairs the ability of Standard Pacific to consummate, or prevents or materially delays, the Merger or any of the other transactions contemplated by this Agreement or would reasonably be expected to do so, other than any change, effect, event or occurrence arising out of or resulting from (1) changes in general economic, financial market, business or geopolitical conditions, (2) general changes or developments in any of the industries in which Standard Pacific or its Subsidiaries operate, (3) natural disasters or calamities, (4) changes in any applicable Laws or applicable accounting regulations or principles or interpretations thereof, (5) any changes in the price or trading volume of Standard Pacific’s stock, in and of itself (provided, the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Standard Pacific Material Adverse Effect” may be taken into account in determining whether there has been a Standard Pacific Material Adverse Effect), (6) any failure by Standard Pacific to meet internal or published projections, forecasts or revenue or earnings predictions, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Standard Pacific Material Adverse Effect” may be taken into account in determining whether there has been a Standard Pacific Material Adverse Effect), (7) any outbreak or escalation of hostilities or any acts of war or terrorism, (8) the announcement of this Agreement and the transactions contemplated hereby, including the initiation of litigation by any Person with respect to this Agreement, and including any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of Standard Pacific and its Subsidiaries due to the announcement and performance of this Agreement or the identity of the parties to this Agreement, or the performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein or the failure to provide any notice to, or to obtain any consent from, any third party related to the transaction contemplated hereby, (9) any action taken by Standard Pacific, or which Standard Pacific causes to be taken by any of its Subsidiaries, in each case which is required by this Agreement or (10) any actions taken (or not taken) at the request of Ryland; provided, however, that any change, effect, event or occurrence referred to in clauses (1), (2), (3), (4) and (7) immediately above shall be taken into account in determining whether a Standard Pacific Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such change, effect, event or occurrence has had a disproportionate effect on Standard Pacific and its Subsidiaries, taken as a whole, as compared to other participants in the industries in which Standard Pacific or its Subsidiaries operate.

(b) Standard Pacific has previously furnished or otherwise made available to Ryland true and complete copies of Standard Pacific’s certificate of incorporation (the “Standard Pacific Charter”) and bylaws (the “Standard Pacific Bylaws”), in each case as amended to the date of this Agreement, and each as so delivered is in full force and effect.

Section 4.2 Capital Stock.

(a) The authorized capital stock of Standard Pacific consists of 600,000,000 shares of Standard Pacific Common Stock, 1,500,000 shares of Senior Convertible Preferred Stock, par value $0.01 per share (the “Standard Pacific Senior Convertible Preferred Stock”), 1,000,000 shares of Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share (the “Standard Pacific Series A Preferred Stock”), and 5,000,000 shares of Series B Junior Participating Convertible Preferred Stock, par value $0.01 per share (the “Standard Pacific Series B Convertible Preferred Stock,” and together with the Standard Pacific Senior Convertible Preferred Stock and Standard Pacific Series A Preferred Stock, the “Standard Pacific Preferred Stock”). As of the Measurement Date, (i) 275,591,146 shares of Standard Pacific Common Stock (excluding treasury shares) were issued and outstanding, (ii) no shares of Standard Pacific Common Stock were held by Standard Pacific in its treasury, (iii) no shares of Standard Pacific Senior Convertible Preferred Stock or Standard Pacific Series A Preferred Stock were issued and outstanding and no shares of Standard Pacific Senior Convertible Preferred Stock or Standard Pacific Series A Preferred Stock were held by Standard Pacific in its treasury, (iv) 267,829 shares of Standard Pacific Series B Convertible Preferred Stock were issued and outstanding and no shares of Standard Pacific Series B Convertible Preferred Stock were held by Standard Pacific in its treasury, (v) 87,812,786 shares of Standard Pacific Common Stock were reserved for issuance upon the conversion of the Standard Pacific Series B Convertible Preferred Stock, (vi) 71,075,915 shares of Standard Pacific Common Stock were reserved for issuance pursuant to any Standard Pacific Equity Plans (of which 2,902,746 shares were subject to outstanding options (each, a “Standard Pacific Option”) to purchase shares of Standard Pacific Common Stock granted under Standard Pacific Equity Plans), (vii) 31,312,850 shares of

Standard Pacific Common Stock were reserved for issuance upon conversion of Standard Pacific’s 1 1⁄4% convertible senior notes due August 2032 (the “Standard Pacific Convertible Notes”) and (viii) no shares of Standard Pacific Preferred Stock were reserved for issuance upon the exercise of the Standard Pacific Rights. All outstanding shares of capital stock of Standard Pacific are, and all shares reserved for issuance will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Standard Pacific Charter, the Standard Pacific Bylaws or any Contract to which Standard Pacific is a party or is otherwise bound. No shares of capital stock of Standard Pacific are owned by any Subsidiary of Standard Pacific. All outstanding shares of capital stock and other voting securities or equity interests of each Subsidiary of Standard Pacific have been duly authorized and validly issued, are fully paid, nonassessable and not subject to any preemptive rights. All outstanding shares of capital stock and other voting securities or equity interests of each such Subsidiary are owned, directly or indirectly, by Standard Pacific, free and clear of all Liens.

(b) Except as set forth above and except for changes since the Measurement Date resulting from the exercise of awards made under the Standard Pacific Equity Plans outstanding on such date, as of the date of this Agreement, (A) there are not outstanding or authorized any (1) shares of capital stock or other voting securities of Standard Pacific, (2) securities of Standard Pacific convertible into or exchangeable for shares of capital stock or voting securities of Standard Pacific or (3) options or other rights to acquire from Standard Pacific, and no obligation of Standard Pacific to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Standard Pacific, (B) there are no outstanding obligations of Standard Pacific to repurchase, redeem or otherwise acquire any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Standard Pacific and (C) there are no other options, calls, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Standard Pacific or any of its Subsidiaries to which Standard Pacific or any of its Subsidiaries is a party.

Section 4.3 Subsidiaries. Exhibit 21.1 to the Annual Report on Form 10-K filed by Standard Pacific with the SEC on February 23, 2015 (without giving effect to any amendment filed on or after the date hereof) sets forth a true and complete list of each material Subsidiary of Standard Pacific. All outstanding shares of capital stock, or other equity or voting interests in, each Subsidiary of Standard Pacific are, and all shares reserved for issuance will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, its certificate of incorporation or bylaws or comparable organizational documents, or any Contract to which Standard Pacific is a party or is otherwise bound. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, Standard Pacific does not own, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, nor is it under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution, guarantee, credit enhancement or other investment in, or assume any liability or obligation of, any Person.

Section 4.4 Authority.

(a) Standard Pacific has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Standard Pacific and the consummation by Standard Pacific of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Standard Pacific and no other corporate proceedings on the part of Standard Pacific are necessary to approve this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject, in the case of the consummation of the Merger, to the adoption of this Agreement by the holders of at least a majority of the outstanding shares of Standard Pacific Common Stock and the Standard Pacific Preferred Stock, voting together as a single class on an as-converted basis (the “Standard Pacific Stockholder Approval”). This Agreement has been duly executed and delivered by Standard Pacific and, assuming the due authorization, execution and delivery by Ryland, constitutes a valid and binding obligation of Standard Pacific, enforceable against Standard Pacific in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

(b) The Board of Directors of Standard Pacific (the “Standard Pacific Board”), at a meeting duly called and held at which all directors of Standard Pacific were present, duly and unanimously adopted resolutions (i) determining that the terms of this Agreement, the Merger and the other transactions contemplated hereby are fair to and in the best interests of Standard Pacific’s stockholders, (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) directing that this Agreement be submitted to the stockholders of Standard Pacific for adoption and (iv) resolving to recommend that Standard Pacific’s stockholders vote in favor of the adoption of this Agreement and the transactions contemplated hereby, including the Merger, which resolutions have not been subsequently rescinded, modified or withdrawn in any way, except as may be permitted by Section 5.3.

(c) The Standard Pacific Stockholder Approval is the only vote of the holders of any class or series of Standard Pacific’s capital stock or other securities required in connection with the consummation of the Merger. No vote of the holders of any class or series of Standard Pacific’s capital stock or other securities is required in connection with the consummation of any of the transactions contemplated hereby to be consummated by Standard Pacific other than the Merger.

(d) Standard Pacific represents that (i) the total fair market value of any assets held by Standard Pacific and any entity Standard Pacific controls not exempt under 16 C.F.R. § 802.2 (or other rule promulgated under the HSR Act) is less than $76,300,000 and (ii) in reliance on the representations of Ryland made herein, Standard Pacific has determined that the total fair market value of any assets held by Ryland and any entity Ryland controls not exempt under 16 C.F.R. § 802.2 (or other rule promulgated under the HSR Act) is less than $76,300,000, and understands that it is on the basis of this representation, together with the representation of Ryland in Section 3.4(d), that the parties have concluded that no HSR Act filing is required.

Section 4.5 No Conflict; Consents and Approvals.

(a) Except as set forth in Section 4.5(a) of the Standard Pacific Disclosure Letter, the execution, delivery and performance of this Agreement by Standard Pacific does not, and the consummation of the Merger and the other transactions contemplated hereby and compliance by Standard Pacific with the provisions hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation, modification or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties, assets or rights of Standard Pacific or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, waiver or approval of any Person pursuant to, any provision of (i) the Standard Pacific Charter or Standard Pacific Bylaws, or the certificate of incorporation or bylaws (or similar organizational documents) of any Subsidiary of Standard Pacific, (ii) any Contract to which Standard Pacific or any of its Subsidiaries is a party or by which Standard Pacific or any of its Subsidiaries or any of their respective properties or assets may be bound or (iii) subject to the governmental filings and other matters referred to in Section 4.5(b), any Law or any rule or regulation of the NYSE applicable to Standard Pacific or any of its Subsidiaries or by which Standard Pacific or any of its Subsidiaries or any of their respective properties or assets may be bound, except as, in the case of clauses (ii) and (iii), as individually or in the aggregate, has not had and would not reasonably be expected to have a Standard Pacific Material Adverse Effect (provided, that clause (9) of the definition of Standard Pacific Material Adverse Effect shall be disregarded for purposes of this Section 4.5(a)).

(b) No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any Governmental Entity is required by or with respect to Standard Pacific or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by Standard Pacific or the consummation by Standard Pacific of the Merger and the other transactions contemplated hereby or compliance with the provisions hereof, except for (i) such filings and reports as may be required pursuant to the applicable requirements of the Securities Act, Exchange Act and any other applicable state or federal securities, takeover and “blue sky” laws, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State as required by the DGCL, and the filing of the Certificate of Merger (or any other certificate, agreement or other document specified in the relevant provisions of the MGCL to cause the Merger to be effective in Maryland) with the Maryland Department, (iii) any filings and approvals required under the rules and regulations of NYSE, and (iv) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices the failure of which to be obtained or made, individually or in the aggregate, have not had or would not reasonably be expected to have a Standard Pacific Material Adverse Effect (provided, that clause (9) of the definition of Standard Pacific Material Adverse Effect shall be disregarded for purposes of this Section 4.5(b)).

Section 4.6 SEC Reports; Financial Statements.

(a) Standard Pacific has filed with or furnished to the SEC on a timely basis true and complete copies of all forms, reports, schedules, statements and other documents required to be filed with or furnished to the SEC by Standard Pacific since January 1, 2012 (all such documents, together with all exhibits and schedules to the foregoing materials and all information incorporated therein by reference, the “Standard Pacific SEC Documents”). As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), the Standard Pacific SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, including, in each case, the rules and regulations promulgated thereunder, and none of the Standard Pacific SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The financial statements (including the related notes and schedules thereto) included (or incorporated by reference) in the Standard Pacific SEC Documents (i) have been prepared in a manner consistent with the books and records of Standard Pacific and its Subsidiaries, (ii) have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), (iii) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and (iv) fairly present in all material respects the consolidated financial position of Standard Pacific and its Subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments that were not, or are not expected to be, material in amount), all in accordance with GAAP and the applicable rules and regulations promulgated by the SEC. Since December 31, 2014, Standard Pacific has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, SEC rule or policy or applicable Law. The books and records of Standard Pacific and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP (to the extent applicable) and any other applicable legal and accounting requirements and reflect only actual transactions.

(c) Standard Pacific has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Standard Pacific’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Standard Pacific in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Standard Pacific’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Standard Pacific’s management has completed an assessment of the effectiveness of Standard Pacific’s disclosure controls and procedures in accordance with Rule 13a-15 and, to the extent required by applicable Law, presented in any applicable Standard Pacific SEC Document that is a report on Form 10-K or Form 10-Q its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report based on such evaluation. Based on Standard Pacific’s management’s most recently completed evaluation of the Standard Pacific’s internal control over financial reporting prior to the date of this Agreement, (i) to the knowledge of Standard Pacific, Standard Pacific had no significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting that would reasonably be expected to adversely affect Standard Pacific’s ability to record, process, summarize and report financial information and (ii) Standard Pacific does not have knowledge of any fraud, whether or not material, that involves management or other employees who have a significant role in Standard Pacific’s internal control over financial reporting.

(d) To the knowledge of Standard Pacific, as of the date of this Agreement, there are no SEC inquiries or investigations, other governmental inquiries or investigations or internal investigations pending or threatened, in each case regarding any accounting practices of Standard Pacific.

Section 4.7 No Undisclosed Liabilities. Neither Standard Pacific nor any of its Subsidiaries has any liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP, except (a) to the extent accrued or reserved against in the audited consolidated balance sheet of Standard Pacific and its Subsidiaries as at December 31, 2014 included in the Annual Report on Form 10-K filed by Standard Pacific with the SEC on February 23, 2015 (without giving effect to any amendment thereto filed on or after the date hereof) and (b) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2014 that would not, individually or in the aggregate, reasonably be expected to have a Standard Pacific Material Adverse Effect.

Section 4.8 Certain Information. None of the information supplied or to be supplied by or on behalf of Standard Pacific specifically for inclusion or incorporation by reference in the Form S-4 will, at the time the Form S-4 is filed with the SEC, at the time of any amendment or supplement thereto and at the time it (or any post-effective amendment or supplement) becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Proxy Statement will not, at the time it is first mailed to Standard Pacific’s stockholders, at the time of any amendments or supplements thereto and at the time of the Standard Pacific Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act. Notwithstanding the foregoing, Standard Pacific makes no representation or warranty with respect to statements included or incorporated by reference in the Form S-4 or the Proxy Statement based on information supplied in writing by or on behalf of Ryland specifically for inclusion or incorporation by reference therein.

Section 4.9 Absence of Certain Changes or Events. Since December 31, 2014 through the date of the Agreement: (a) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Standard Pacific Material Adverse Effect, and (b) except as otherwise contemplated or permitted by this Agreement, (i) Standard Pacific and its Subsidiaries have conducted their businesses in all material respects only in the ordinary course consistent with past practice; and (ii) neither Standard Pacific nor any of its Subsidiaries has suffered any loss, damage, destruction or other casualty affecting any of its material properties or assets, whether or not covered by insurance.

Section 4.10 Litigation. There is no Action (or basis therefor) pending or, to the knowledge of Standard Pacific, threatened against or affecting Standard Pacific or any of its Subsidiaries or any of their respective properties or assets, other than any Action that, individually or in the aggregate, has not had and would not reasonably be expected to have a Standard Pacific Material Adverse Effect. Neither Standard Pacific nor any of its Subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, injunction, rule or decree of any Governmental Entity that, individually or in the aggregate, has had or would reasonably be expected to have a Standard Pacific Material Adverse Effect. There is no Action pending or, to the knowledge of Standard Pacific, threatened seeking to prevent, hinder, modify, delay or challenge the Merger or any of the other transactions contemplated by this Agreement.

Section 4.11 Compliance with Laws. Standard Pacific and each of its Subsidiaries are and, at all times since January 1, 2012 have been, in compliance with all Laws applicable to their businesses, operations, properties or assets, except where any non-compliance, individually or in the aggregate, has not had and would not reasonably be expected to have a Standard Pacific Material Adverse Effect. None of Standard Pacific or any of its Subsidiaries has received, since January 1, 2012, a notice or other written communication alleging or relating to a possible material violation of any Law applicable to their businesses, operations, properties or assets, which alleged violation has not been materially resolved and which, individually or in the aggregate has had or would reasonably be expected to have a Standard Pacific Material Adverse Effect. Standard Pacific and each of its Subsidiaries have in effect all Permits of all Governmental Entities necessary or advisable for them to own, lease or operate their properties and assets and to carry on their businesses as now conducted, except for any Permits the absence of which would not, individually or in the aggregate, reasonably be expected to have a Standard Pacific Material Adverse Effect. All Permits are in full force and effect, except where the failure to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Standard Pacific Material Adverse Effect.

Section 4.12 Benefit Plans.

(a) Standard Pacific has furnished or made available to Ryland a true and complete list of each material Standard Pacific Plan. For purposes of this Agreement, “Standard Pacific Plan” means each “employee benefit plan” (within the meaning of section 3(3) of ERISA, whether or not subject to ERISA), stock purchase, stock option, phantom stock or other equity-based, severance, employment, consulting, retention, change-in-control, fringe benefit, bonus, incentive, deferred compensation, supplemental retirement, health, life, or disability insurance or dependent care plan, agreement, program, policy or other arrangement and each other employee benefit plan, agreement, program, policy or other arrangement, in each case, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise), whether formal or informal, written or oral, under which any current or former employee, director, independent contractor or consultant of Standard Pacific or its Subsidiaries (or any of their dependents) has any present or future right to compensation or benefits or Standard Pacific or its Subsidiaries sponsors or maintains, is making contributions to or has any present or future liability or obligation (contingent or otherwise) or with respect to which it is otherwise bound. Standard Pacific has provided or made available to Ryland a current, accurate and complete copy of each material Standard Pacific Plan, and, to the extent applicable: (i) any related trust agreement or other funding instrument, (ii) the most recent determination letter of the IRS, (iii) any summary plan description, summary of material modifications, and other similar material written communications (or a written description of any material oral communications) to the employees of Standard Pacific or its Subsidiaries concerning the extent of the benefits provided under a Standard Pacific Plan, and (iv) for the most recent year (A) the Form 5500 and attached schedules, (B) audited financial statements, and (C) actuarial valuation reports.

(b) Neither Standard Pacific, its Subsidiaries nor any member of their Controlled Group (defined as any organization which is a member of a controlled, affiliated or otherwise related group of entities within the meaning of Code Sections 414(b), (c), (m) or (o)) sponsors, maintains, contributes to or is required to contribute to or within the past six (6) years has sponsored, maintained, contributed to or been required to contribute to: (i) a

“multiemployer plan” (within the meaning of ERISA section 3(37)), (ii) a Pension Plan that is subject to Title IV of ERISA or Section 412 of the Code, or (iii) a Pension Plan which is a “multiple employer plan” as defined in Section 413 of the Code, and no liability (contingent or otherwise) has been incurred by any of Standard Pacific, its Subsidiaries or any member of their Controlled Group with respect to the foregoing that could become a liability of the Surviving Corporation.

(c) With respect to the Standard Pacific Plans:

(i) each Standard Pacific Plan has been established and administered in all material respects in accordance with its terms and in compliance with the applicable provisions of ERISA and the Code and all other applicable legal requirements;

(ii) except as would not reasonably be expected to result in material liability to Standard Pacific or its Subsidiaries, no reportable event, as defined in Section 4043 of ERISA, non-exempt prohibited transaction, as described in Section 406 of ERISA or Section 4975 of the Code, or accumulated funding deficiency, as defined in Section 302 of ERISA and 412 of the Code, has occurred in the past six (6) years with respect to any Standard Pacific Plan;

(iii) each Standard Pacific Plan intended to be qualified under Section 401(a) of the Code is currently covered by a favorable determination, advisory and/or opinion letter, as applicable, from the IRS that it is so qualified and, to the knowledge of Standard Pacific, nothing has occurred since the date of such letter that would reasonably be expected to cause the loss of the qualified status of such Standard Pacific Plan;

(iv) there is no material Action (including any investigation, audit or other administrative proceeding) by the Department of Labor, the PBGC, the IRS or any other Governmental Entity or by any plan participant or beneficiary pending, or to the knowledge of Standard Pacific, threatened, relating to the Standard Pacific Plans, any fiduciaries thereof with respect to their duties to the Standard Pacific Plans or the assets of any of the trusts under any of the Standard Pacific Plans (other than routine claims for benefits) nor, to the knowledge of Standard Pacific, are there facts or circumstances that exist that could reasonably give rise to any such actions;

(v) none of Standard Pacific, its Subsidiaries or any member of their Controlled Group has incurred any direct or indirect material liability under ERISA, the Code or other applicable Laws in connection with the termination of, withdrawal from or failure to fund, any Standard Pacific Plan, and no fact or event exists that would reasonably be expected to give rise to any such liability; and

(vi) none of the Standard Pacific Plans currently provides post-termination or retiree welfare benefits to any person for any reason, except as may be required by COBRA, and none of Standard Pacific, its Subsidiaries or any members of their Controlled Group has any liability to provide post-termination or retiree welfare benefits to any person, except to the extent required by COBRA.

(d) The execution of this Agreement and the consummation of the Merger will not, either alone or in combination with another event, (i) entitle any current or former employee, officer, director, independent contractor or consultant of Standard Pacific or any of its Subsidiaries to severance pay, unemployment compensation or any other similar termination payment or any other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of or otherwise enhance any benefit due or require Standard Pacific or any of its Subsidiaries to segregate any amount from its general assets in respect of any such employee, officer, director, independent contractor or consultant.

(e) Neither Standard Pacific nor any of its Subsidiaries is a party to any agreement, contract, plan or arrangement that could reasonably be expected, separately or in the aggregate, in connection with the transactions contemplated by this Agreement (either alone or in combination with any other events), result in the payment of any “excess parachute payments” within the meaning of Section 280G of the Code. No current or former director, officer, employee, independent contractor or consultant of Standard Pacific or any of its Subsidiaries is entitled to any gross-up, make-whole or any other payment from Standard Pacific or any of its Subsidiaries in respect of any Tax (including Federal, state, local or foreign income, excise or other Taxes (including Taxes imposed under Section 409A or Section 4999 of the Code)) or any interest or penalty related thereto.

Section 4.13 Labor Matters.

(a) (i) There are no strikes or lockouts pending or, to the knowledge of Ryland, threatened with respect to any employees of Standard Pacific or any of its Subsidiaries (“Standard Pacific Employees”), and there have been no such activities in the past three (3) years, (ii) Standard Pacific and its Subsidiaries are not parties to any collective bargaining agreement or other agreement with a labor union, works council or other employee representative organization and no such agreement is being negotiated by Standard Pacific or any of its Subsidiaries, (iii) there is no union organizing effort pending or, to the knowledge of Standard Pacific, threatened against Standard Pacific or any of its Subsidiaries, and there have been no such activities in the past three (3) years, (iv) there is no labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or, to the knowledge of Standard Pacific, threatened against Standard Pacific or any of its Subsidiaries, and there have been no such activities in the past three (3) years, (v) there is no slowdown or work stoppage in effect or, to the knowledge of Standard Pacific, threatened with respect to Standard Pacific Employees, and there have been no such activities in the past three (3) years, (vi) no petition has been filed or proceeding instituted by or on behalf of any labor union, works council or other employee representative organization with any Governmental Entity seeking recognition or certification of a bargaining representative of any employees of Standard Pacific or any of its Subsidiaries, and (vii) there is no material charge, complaint, or investigation pending or, to the knowledge of Standard Pacific, threatened by any Governmental Entity against Standard Pacific or any of its Subsidiaries concerning any alleged violation of any applicable Law respecting employment or employment practices, including, workplace health and safety, terms and conditions of employment, wages and hours, unfair labor practices, or employee classification;

(b) Standard Pacific and its Subsidiaries are in compliance in all material respects with all applicable Laws respecting employment and employment practices, including, workplace health and safety, terms and conditions of employment and wages and hours, unfair labor practices, and employee classification; and

(c) Except as would not reasonably be expected to result in material liability to Standard Pacific and its Subsidiaries, neither Standard Pacific nor any of its Subsidiaries has any liabilities or is in breach of any obligations under the WARN Act or any similar state or local Law as a result of any action taken by Standard Pacific (other than at the written direction of Ryland).

Section 4.14 Environmental Matters. Neither Standard Pacific nor any of its Subsidiaries has received any claims, notices, demand letters or requests for information (except for such claims, notices, demand letters or requests for information the subject matter of which has been resolved prior to the date of this Agreement) from any federal, state, local, foreign or provincial Governmental Entity or any other Person asserting that Standard Pacific or any of its Subsidiaries is in material violation of, or liable under, any Environmental Law, and, except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Standard Pacific Material Adverse Effect, (i) Standard Pacific and each of its Subsidiaries have conducted their respective businesses in compliance with all, and have not violated any, applicable Environmental Laws; (ii) Standard Pacific and its Subsidiaries have obtained all Permits of all Governmental Entities and any other Person that are required under any Environmental Law; (iii) there has been no release of any Hazardous Substance by Standard Pacific or any of its Subsidiaries or any other Person in any manner that has given or would reasonably be expected to give rise to any remedial or investigative obligation, corrective action requirement or liability of Standard Pacific or any of its Subsidiaries under applicable Environmental Laws; (iv) to the knowledge of Standard Pacific, no Hazardous Substance has been disposed of, arranged to be disposed of, released or transported in violation of any applicable Environmental Law, or in a manner that has given rise to, or that would reasonably be expected to give rise to, any liability under any Environmental Law, in each case, on, at, under or from any current or former properties or facilities owned or operated by Standard Pacific or any of its Subsidiaries or as a result of any operations or activities of Standard Pacific or any of its Subsidiaries at any location and Hazardous Substances are not otherwise present at or about any such properties or facilities in amount or condition that has resulted in or would reasonably be expected to result in liability to Standard Pacific or any of its Subsidiaries under any Environmental Law; and (v) neither Standard Pacific, its Subsidiaries nor any of their respective properties or facilities are subject to, or, to the knowledge of Standard Pacific, are threatened to become subject to, any liabilities relating to any suit, settlement, court order, administrative order, regulatory requirement, judgment or claim asserted or arising under any Environmental Law or any agreement relating to environmental liabilities.

Section 4.15 Taxes.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Standard Pacific Material Adverse Effect:

(i) all Tax Returns required to be filed by or on behalf of Standard Pacific and each of its Subsidiaries have been prepared and timely filed with the appropriate Governmental Entity (taking into account any valid extensions of time within which to file) and all such filed Tax Returns are complete and accurate,

(ii) all Taxes required to be paid by or on behalf of Standard Pacific and each of its Subsidiaries have been timely paid with the appropriate Governmental Entity, and all Taxes that have accrued but are not yet payable have been reserved for in accordance with GAAP in Standard Pacific’s financial statements included in Standard Pacific’s SEC Documents or have been incurred in the ordinary course of business since the date of the most recent period covered by the financial statements included in Standard Pacific’s SEC Documents,

(iii) all deficiencies asserted or assessed by a Governmental Entity against Standard Pacific or any of its Subsidiaries have been paid in full or are adequately reserved in accordance with GAAP,

(iv) there are no pending or, to the knowledge of Standard Pacific, threatened Actions relating to Taxes and there are no currently effective waivers (or requests for waivers) of the time to assess any Taxes,

(v) there are no Liens for Taxes on any of the assets of Standard Pacific or any of its Subsidiaries other than Standard Pacific Permitted Liens,

(vi) neither Standard Pacific nor any of its Subsidiaries has any liability for Taxes of any other person (other than Standard Pacific and its Subsidiaries) pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, or by Contract, and

(vii) Standard Pacific and its Subsidiaries have complied with all applicable Law relating to the payment, collection and withholding of Taxes and paid over to the appropriate Governmental Entity all amounts required to be so withheld or collected and paid under all applicable Law.

(b) Neither Standard Pacific nor any of its Subsidiaries have been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the three-year period ending on the date hereof (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part) that was purported or intended to be governed by Section 355 of the Code.

(c) Neither Standard Pacific nor any of its Subsidiaries have been included in a “consolidated,” “unitary” or “combined” Tax Return under U.S. federal, state, local or foreign Law with respect to Taxes for any taxable period (other than a group of which Standard Pacific was the common parent).

(d) Neither Standard Pacific nor any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement (other than agreements entered into the ordinary course of business the primary purpose of which is not the sharing of Taxes, such as leases, vendor and customer agreements, credit agreements and purchase agreements).

(e) Neither Standard Pacific nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(f) Neither Standard Pacific nor any of its Subsidiaries has taken or agreed to take (or failed to take or agreed to take) any action or knows of any facts or circumstances that would reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

Section 4.16 Contracts.

(a) Section 4.16 of the Standard Pacific Disclosure Letter lists each Contract, other than any Contract that is listed as an exhibit to Standard Pacific’s annual report on Form 10-K for the year ended December 31, 2014 or Standard Pacific’s quarterly report on Form 10-Q for the quarter ended March 31, 2015, in each case, without giving effect to any amendment thereto filed on or after the date hereof (such contracts the “Standard Pacific Public Contracts”), of the following types to which Standard Pacific or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound:

(i) any Contract that would be required to be filed by Standard Pacific as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or disclosed by Standard Pacific on a Current Report on Form 8-K;

(ii) any Contract relating to Indebtedness and having an outstanding principal amount in excess of $5,000,000; and

(iii) any non-competition agreement or any other agreement or obligation which purports to limit in any material respect the manner in which, or the localities in which, all or any material portion of the businesses of Standard Pacific and its Subsidiaries, taken as a whole, is or would be conducted.

Each Standard Pacific Public Contract, together with any contract of the type described in clauses (i) through (iii), is referred to herein as a “Standard Pacific Material Contract.”

(b) (i) Each Standard Pacific Material Contract is valid and binding on Standard Pacific and any of its Subsidiaries to the extent such Subsidiary is a party thereto, as applicable, and to the knowledge of Standard Pacific, each other party thereto, and is in full force and effect and enforceable in accordance with its terms, except where the failure to be valid, binding, enforceable and in full force and effect, individually or in the aggregate, has not had and would not reasonably be expected to have a Standard Pacific Material Adverse Effect; (ii) Standard Pacific and each of its Subsidiaries, and, to the knowledge of Standard Pacific, each other party thereto, has performed all obligations required to be performed by it under each Standard Pacific Material Contract, except where any noncompliance, individually or in the aggregate, has not had and would not reasonably be expected to have a Standard Pacific Material Adverse Effect; and (iii) there is no default under any Standard Pacific Material Contract by Standard Pacific or any of its Subsidiaries or, to the knowledge of Standard Pacific, any other party thereto, and no event or condition has occurred that constitutes, or, after notice or lapse of time or both, would constitute, a default on the part of Standard Pacific or any of its Subsidiaries or, to the knowledge of Standard Pacific, any other party thereto under any such Standard Pacific Material Contract, nor has Standard Pacific or any of its Subsidiaries received any notice of any such default, event or condition, except where any such default, event or condition, individually or in the aggregate, has not had and would not reasonably be expected to have a Standard Pacific Material Adverse Effect. Standard Pacific has made available to Ryland true and complete copies of all Standard Pacific Material Contracts, including all amendments thereto.

Section 4.17 Insurance. Except as has not had or would not reasonably be expected to have a Standard Pacific Material Adverse Effect, with respect to each insurance policy covering Standard Pacific and its Subsidiaries, (a) such policy is in full force and effect and all premiums due thereon have been paid, (b) neither Standard Pacific nor any of its Subsidiaries is in breach or default, and has not taken any action or failed to take any action which (with or without notice or lapse of time, or both) would constitute such a breach or default, or would permit termination or modification of, any such policy, (c) to the knowledge of Standard Pacific, no insurer issuing any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation, (d) no notice of cancellation or termination has been received with respect to any such policy, nor will any such cancellation or termination result from the consummation of the transactions contemplated hereby and (e) the insurance policies are sufficient for compliance by Standard Pacific with all applicable Laws or obligations with respect to Standard Pacific Material Contracts to maintain insurance to which Standard Pacific is a party.

Section 4.18 Properties.

(a) With respect to the real property owned by Standard Pacific or any Subsidiary (such property collectively, the “Standard Pacific Owned Real Property”), except as is not having or would not reasonably be expected to have, individually or in the aggregate, a Standard Pacific Material Adverse Effect, (i) either Standard Pacific or a Subsidiary of Standard Pacific has good and valid title to such Standard Pacific Owned Real Property, free and clear of all Liens other than any such Lien (A) for Taxes or governmental assessments, charges or claims of payment not yet due, or which are being contested in good faith and for which adequate accruals or reserves have been established, (B) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, or other similar lien arising in the ordinary course of business, (C) which is disclosed on the most recent consolidated balance sheet of Standard Pacific or notes thereto included in the Standard Pacific SEC Documents filed prior to the date hereof or securing liabilities reflected on such balance sheet, (D) which was incurred in the ordinary course of business since the date of such recent consolidated balance sheet of Standard Pacific or (E) which would not reasonably be expected to materially impair the continued use of a Standard Pacific Owned Real Property or a Standard Pacific Leased Real Property as currently operated (each of the foregoing, a “Standard Pacific Permitted Lien”) (and conditions, covenants, encroachments, easements, restrictions and other encumbrances that do not materially adversely affect the use of the Standard Pacific Owned Real Property by Standard Pacific for residential home building), (ii) there are no reversion rights, outstanding options or rights of first refusal in favor of any other party to purchase, lease, occupy or otherwise utilize such Standard Pacific Owned Real Property or any portion thereof or interest therein that would reasonably be expected to materially adversely affect the use by Standard Pacific for residential home building of the Standard Pacific Owned Real Property affected thereby and (iii) neither Standard Pacific nor its Subsidiaries have collaterally assigned or granted a security interest in the Standard Pacific Owned Real Property except for the Standard Pacific Permitted Liens. Neither Standard Pacific nor any of its Subsidiaries has received notice of any pending, and to the knowledge of Standard Pacific there is no pending or threatened condemnation or eminent domain proceeding with respect to any Standard Pacific Owned Real Property, except proceedings which are not having or would not reasonably be expected to have, individually or in the aggregate, a Standard Pacific Material Adverse Effect.

(b) Except as is not having or would not reasonably be expected to have, individually or in the aggregate, a Standard Pacific Material Adverse Effect, (i) each material lease, sublease, license, easement and other agreement under which Standard Pacific or any of its Subsidiaries uses or occupies or has the right to use or occupy any material real property at which the material operations of Standard Pacific and its Subsidiaries are conducted (the “Standard Pacific Leased Real Property”), is valid, binding and in full force and effect and (ii) no uncured default of a material nature on the part of Standard Pacific or, if applicable, its Subsidiary or, to the knowledge of Standard Pacific, the landlord or other parties to such lease or other agreement thereunder exists with respect to any Standard Pacific Leased Real Property. Except as is not having or would not reasonably be expected to have, individually or in the aggregate, a Standard Pacific Material Adverse Effect, Standard Pacific and each of its Subsidiaries has a good and valid leasehold interest, subject to the terms of any lease, sublease or other agreement applicable thereto, in each parcel of Standard Pacific Leased Real Property, free and clear of all Liens, except for Standard Pacific Permitted Liens (and conditions, covenants, encroachments, easements, restrictions and other encumbrances that do not adversely affect the use of the Standard Pacific Leased Real Property by Standard Pacific for residential home building). Except as is not having or would not reasonably be expected to have, individually or in the aggregate, a Standard Pacific Material Adverse Effect, neither Standard Pacific nor any of its Subsidiaries has (x) received notice of any pending, and, to the knowledge of Standard Pacific, there is no threatened, condemnation proceeding with respect to any Standard Pacific Leased Real Property, (y) collaterally assigned or granted a security interest in the Standard Pacific Leased Real Property except for Standard Pacific Permitted Liens, or (z) received any written notice of any default under lease or other agreement for a Standard Pacific Leased Real Property and, to the knowledge of Standard Pacific, no event has occurred and no condition exists that, with notice or lapse of time, or both, would constitute a default by Standard Pacific or any of its Subsidiaries, as applicable, under any such leases and agreements.

(c) Except as is not having or would not reasonably be expected to have, individually or in the aggregate, a Standard Pacific Material Adverse Effect, no judgment, injunction, order, decree, statute, ordinance, rule, regulation, moratorium, or other action by or before a Governmental Entity exists or is pending or threatened that restricts the development or sale of Standard Pacific Owned Real Property currently under development or all or a portion of which is being held for sale by Standard Pacific or any of its Subsidiaries.

(d) No developer-related charges or assessments imposed by any Governmental Entity (or any other person) for public improvements (or otherwise) against any Standard Pacific Owned Real Property held for development, are unpaid (other than those reflected on the most recent financial statements of Standard Pacific, and those incurred since the date of such financial statements of Standard Pacific to the extent in the ordinary course of Standard Pacific’s business and consistent with past practices), except for such charges and assessments as, in the aggregate, are not having or would not reasonably be expected to have, individually or in the aggregate, a Standard Pacific Material Adverse Effect.

(e) Standard Pacific or one of its Subsidiaries has good and valid title to, or in the case of leased tangible assets, a valid leasehold interest in, all of its material tangible assets, free and clear of all Liens other than Standard Pacific Permitted Liens. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Standard Pacific Material Adverse Effect on Standard Pacific, the tangible personal property currently used in the operation of the business of Standard Pacific and its Subsidiaries is in good working order (reasonable wear and tear excepted).

This Section 4.18 does not relate to intellectual property, which is the subject of Section 4.19.

Section 4.19 Intellectual Property. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Standard Pacific Material Adverse Effect, either Standard Pacific or a Subsidiary of Standard Pacific owns, or is licensed or otherwise possesses adequate rights to use (in the manner and to the extent it has used the same), all trademarks or servicemarks (whether registered or unregistered), trade names, domain names, copyrights (whether registered or unregistered), patents, trade secrets or other intellectual property of any kind used in their respective businesses as currently conducted (collectively, the “Standard Pacific Intellectual Property”). Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Standard Pacific Material Adverse Effect, (a) there are no pending or, to the knowledge of Standard Pacific, threatened claims by any Person alleging infringement, misappropriation or dilution by Standard Pacific or any of its Subsidiaries of the intellectual property rights of any Person; (b) to the knowledge of Standard Pacific, the conduct of the businesses of Standard Pacific and its Subsidiaries has not infringed, misappropriated or diluted, and does not infringe, misappropriate or dilute, any intellectual property rights of any Person; (c) neither Standard Pacific nor any of its Subsidiaries has made any claim of infringement, misappropriation or other violation by others of its rights to or in connection with Standard Pacific Intellectual Property; (d) to the knowledge of Standard Pacific, no Person is infringing, misappropriating or diluting any Standard Pacific Intellectual Property; (e) Standard Pacific and its Subsidiaries have taken reasonable steps to protect the confidentiality of their trade secrets and the security of their computer systems and networks; and (f) the consummation of the transactions contemplated by this Agreement will not result in the loss of, or give rise to any right of any third party to terminate any of Standard Pacific’s or any Subsidiaries’ rights or obligations under, any agreement under which Standard Pacific or any of its Subsidiaries grants to any Person, or any Person grants to Standard Pacific or any of its Subsidiaries, a license or right under or with respect to any Standard Pacific Intellectual Property.

Section 4.20 State Takeover Statutes. As of the date hereof and at all times on or prior to the Effective Time, the Board of Directors of Standard Pacific has taken all actions so that the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the timely consummation of the Merger and the other transactions contemplated hereby. No other Takeover Laws or any similar anti-takeover provision in the Standard Pacific Charter or Standard Pacific Bylaws is, or at the Effective Time will be, applicable to this Agreement, the Merger or any of the other transactions contemplated hereby.

Section 4.21 Rights Plan. Standard Pacific and the Standard Pacific Board have taken all action required to (a) render the preferred stock purchase rights (the “Standard Pacific Rights”) issued pursuant to the Amended and Restated Rights Agreement, dated as of December 20, 2011, between Standard Pacific and Computershare, Inc. (as successor in interest to Mellon Investor Services LLC), as Rights Agent, as amended October 30, 2004 (the “Standard Pacific Rights Agreement”) inapplicable to this Agreement, the Merger and the other transactions contemplated hereby, (b) ensure that consummation of the Merger and the other transactions contemplated hereby shall not trigger the option of the Standard Pacific Board to order the exchange of any Standard Pacific Rights pursuant to Section 24 of the Standard Pacific Rights Agreement and (c) cause the Standard Pacific Rights to expire immediately prior to the Effective Time without any payment being made in respect thereof. Standard Pacific has delivered to Ryland a complete and correct copy of the Standard Pacific Rights Agreement, as amended to the date of this Agreement.

Section 4.22 Related Party Transactions. No Related Party of Standard Pacific is a party to any Contract with or binding upon Standard Pacific or any of its Subsidiaries or any of their respective properties or assets or has any interest in any property owned by Standard Pacific or any of its Subsidiaries or has engaged in any transaction with any of the foregoing within the last 12 months. No Related Party of Standard Pacific or any of its Subsidiaries owns, directly or indirectly, on an individual or joint basis, any interest in, or serves as an officer or director or in another similar capacity of, any supplier or other independent contractor of Standard Pacific or any of its Subsidiaries, or any organization which has a Contract with Standard Pacific or any of its Subsidiaries.

Section 4.23 Certain Payments. Neither Standard Pacific nor any of its Subsidiaries (nor, to the knowledge of Standard Pacific, any of their respective directors, executives, representatives, agents or employees) (a) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) has used or is using any corporate funds for any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees, (c) has violated or is violating any provision of the FCPA, (d) has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties or (e) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

Section 4.24 Brokers. No broker, investment banker, financial advisor or other Person, other than J.P. Morgan Securities LLC (the “Standard Pacific Financial Advisor”), the fees and expenses of which will be paid by Standard Pacific, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Standard Pacific or any of its Affiliates.

Section 4.25 Opinion of Financial Advisor. The Standard Pacific Board has received an oral opinion (to be confirmed in writing) of the Standard Pacific Financial Advisor, dated on or about the date of this Agreement, to the effect that, as of such date, and subject to the assumptions, limitations, qualifications and other matters set forth in the written opinion of the Standard Pacific Financial Advisor, the Exchange Ratio is fair, from a financial point of view, to the holders of shares of Standard Pacific Common Stock. A signed true and complete copy of such opinion has been or will promptly be provided to Ryland for informational purposes following receipt thereof by the Standard Pacific Board.

ARTICLE V

COVENANTS

Section 5.1 Conduct of Business.

(a) Conduct of Business by Ryland. During the period from the date of this Agreement to the Effective Time, except as consented to in writing in advance by Standard Pacific or as otherwise specifically required by this Agreement, Ryland shall, and shall cause each of its Subsidiaries to, carry on its business in the ordinary course consistent with past practice and use reasonable best efforts to preserve intact its business organization, preserve its assets, rights and properties in good repair and condition, keep available the services of its current directors, officers and other key employees and preserve its goodwill and its relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with it. In addition to and without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except as set forth in Section 5.1(a) of the Ryland Disclosure Letter or as specifically required by this Agreement, Ryland shall not, and shall not permit any of its Subsidiaries, without Standard Pacific’s prior written consent, to:

(i) except for the declaration and payment of regular quarterly cash dividends on the Ryland Common Stock, in an amount not to exceed $0.03 per share of Ryland Common Stock per quarter, with usual record and payment dates for such dividends in accordance with Ryland’s past dividend practice, (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity interests, except for dividends by a wholly owned Subsidiary of Ryland to its parent, (B) purchase, redeem or otherwise acquire shares of capital stock or other equity interests or Rights of Ryland or its Subsidiaries or any options, warrants, or rights to acquire any such shares or other equity interests (other than in connection with the vesting or exercise of awards outstanding under the Ryland Equity Plans on the Measurement Date in accordance with their terms as in effect on such date) or Rights or (C) split, combine, reclassify or otherwise amend the terms of any of its capital stock or other equity interests or Rights or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity interests or Rights;

(ii) issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien any shares of its capital stock or other equity interests or any securities convertible into, or exchangeable for or exercisable for any such shares or other equity interests, or any rights, warrants or options to acquire, any such shares or other equity interests, or any stock appreciation rights, “phantom” stock rights, performance units, rights to receive shares of capital stock of Ryland on a deferred basis or other rights linked to the value of shares of Ryland Common Stock, including pursuant to Contracts as in effect on the date hereof (other than the issuance of shares of Ryland Common Stock upon the exercise of Ryland Options or settlement of Ryland RSUs outstanding on the Measurement Date in accordance with their terms as in effect on such date);

(iii) amend or otherwise change, or authorize or propose to amend or otherwise change, its certificate of incorporation or bylaws (or similar organizational documents) or the Rights Agreement;

(iv) directly or indirectly acquire or agree to acquire (A) by merging or consolidating with, purchasing a substantial equity interest in or a substantial portion of the assets of, making an investment in or loan or capital contribution to or in any other manner, any corporation, partnership, association or other business organization or division thereof (other than a joint venture existing as of the date hereof or as contemplated in Section 5.1(a)(iv)(I) below) or (B) any assets, real property, or personal property that are otherwise material to

Ryland and its Subsidiaries, other than land acquired in the ordinary course of business consistent with past practice, including (I) entering into option contracts to acquire (and purchasing pursuant to the terms of such contracts) land (or an ownership interest in an entity holding land) in an amount not to exceed $600 million in the aggregate, (II) as required by or pursuant to existing contracts or (III) as made in connection with any transaction solely between Ryland and a wholly owned Subsidiary of Ryland or between wholly owned Subsidiaries of Ryland;

(v) directly or indirectly sell, lease, license, sell and leaseback, abandon, mortgage or otherwise encumber or subject to any Lien (other than a Ryland Permitted Lien) or otherwise dispose in whole or in part of any of its material properties, assets or rights or any interest therein, except sales of inventory in the ordinary course of business consistent with past practice;

(vi) adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

(vii) incur, create, assume or otherwise become liable for, or repay or prepay, any Indebtedness, or amend, modify or refinance any Indebtedness (except for any Indebtedness that comes due following the date hereof);

(viii) other than as permitted by Section 5.1(a)(x), (A) pay, discharge, settle or satisfy any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms as in effect on the date of this Agreement of claims, liabilities or obligations reflected or reserved against in the most recent audited financial statements (or the notes thereto) of Ryland included in the Ryland SEC Documents filed prior to the date hereof (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, or (B) cancel any material Indebtedness owed to Ryland or any of its Subsidiaries;

(ix) other than in the ordinary course of business, (A) modify, amend, terminate, cancel or extend any Ryland Material Contract or (B) enter into any Contract that if in effect on the date hereof would be a Ryland Material Contract (except for contracts related to the refinancing or extension or other amendment of any Indebtedness that comes due following the date hereof);

(x) commence any Action (other than an Action as a result of an Action commenced against Ryland or any of its Subsidiaries), or compromise, settle or agree to settle any Action (including any Action relating to this Agreement or the transactions contemplated hereby) other than compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of money damages not in excess of reserves reflected on Ryland’s financial statements included in the Ryland SEC Documents in an amount of $5 million individually or $25 million in the aggregate (in each case, net of insurance proceeds), in any case without the imposition of any equitable relief on, or the admission of wrongdoing by, Ryland;

(xi) change its financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable Law, or revalue any of its material assets;

(xii) settle or compromise any liability for Taxes; file any amended Tax Return or claim for Tax refund; make, revoke or modify any Tax election; file any Tax Return other than on a basis consistent with past practice; enter into any Tax allocation, sharing or indemnity agreement (other than agreements entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes, such as leases, vendor and customer agreements, credit agreements and purchase agreements); or change any method of accounting for Tax purposes;

(xiii) change its fiscal year;

(xiv) except as required to comply with any applicable Law or except as required to comply with any Ryland Plan, as in effect as of the date hereof, (A) with respect to any current or former director, executive director, division president or regional president of Ryland, grant any such individual any increase in compensation, bonus or other benefits, or grant any type of compensation or benefits to any such individual not previously receiving or entitled to receive such type of compensation or benefit, or pay any bonus of any kind or amount to any such individual, (B) grant or pay to any current or former director, executive director, division president or regional president of Ryland any material severance, change in control or termination pay, or modifications thereto or increases therein, (C) pay any benefit or grant or amend any award (including in respect of stock options, stock appreciation rights, performance units, restricted stock or other stock-based or stock-related awards or the removal or modification of any restrictions in any Ryland Plan or awards made thereunder) to any current or former director, executive officer, division president or regional president, except as required to comply with any applicable Law or any Ryland Plan in effect as of the date hereof, (D) adopt or enter into any collective bargaining agreement or other labor union contract, (E) take any action to accelerate the vesting, funding or payment of any compensation or benefit under any Ryland Plan or other Contract or (F) adopt any new employee benefit or compensation plan or arrangement or amend, modify or terminate any existing Ryland Plan, in each case for the benefit of any current or former director, executive director, division president or regional president of Ryland, other than as required by applicable Law;

(xv) fail to keep in force insurance policies or replacement or revised provisions regarding insurance coverage with respect to the assets, operations and activities of Ryland and its Subsidiaries as currently in effect;

(xvi) renew or enter into any non-compete, exclusivity, non-solicitation or similar agreement that would restrict or limit, in any material respect, the operations of Ryland or any of its Subsidiaries;

(xvii) enter into any new line of business outside of its existing business;

(xviii) enter into any new lease or amend the terms of any existing lease of real property that would require payments over the remaining term of such lease in excess of $5 million;

(xix) take any action (or omit to take any action) if such action (or omission) could reasonably be expected to result in any of the conditions to the Merger set forth in Article VI not being satisfied; or

(xx) authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

(b) Conduct of Business by Standard Pacific. During the period from the date of this Agreement to the Effective Time, except as consented to in writing in advance by Ryland or as otherwise specifically required by this Agreement, Standard Pacific shall, and shall cause each of its Subsidiaries to, carry on its business in the ordinary course consistent with past practice and use reasonable best efforts to preserve intact its business organization, preserve its assets, rights and properties in good repair and condition, keep available the services of its current directors, officers and other key employees and preserve its goodwill and its relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with it. In addition to and without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except as set forth in Section 5.1(b) of the Standard Pacific Disclosure Letter or as specifically required by this Agreement, Standard Pacific shall not, and shall not permit any of its Subsidiaries, without Ryland’s prior written consent, to:

(i) except for the reverse stock split contemplated by the Surviving Corporation Certificate, (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity interests, except for dividends by a wholly owned Subsidiary of Standard Pacific to its parent, (B) purchase, redeem or otherwise acquire shares of capital stock or other equity interests of Standard Pacific or its Subsidiaries or any options, warrants, or rights to acquire any such shares or other equity interests (other than in connection with the vesting or exercise of awards outstanding under the Standard Pacific Equity Plans on the Measurement Date in accordance with their terms as in effect on such date) or (C) split, combine, reclassify or otherwise amend the terms of any of its capital stock or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity interests;

(ii) issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien any shares of its capital stock or other equity interests or any securities convertible into, or exchangeable for or exercisable for any such shares or other equity interests, or any rights, warrants or options to acquire, any such shares or other equity interests, or any stock appreciation rights, “phantom” stock rights, performance units, rights to receive shares of capital stock of Standard Pacific on a deferred basis or other rights linked to the value of shares of Standard Pacific Common Stock, including pursuant to Contracts as in effect on the date hereof (other than in connection with the exercise of awards outstanding under the Standard Pacific Equity Plans on the Measurement Date in accordance with their terms as in effect on such date);

(iii) amend or otherwise change, or authorize or propose to amend or otherwise change, its certificate of incorporation or bylaws (or similar organizational documents);

(iv) directly or indirectly acquire or agree to acquire (A) by merging or consolidating with, purchasing a substantial equity interest in or a substantial portion of the assets of, making an investment in or loan or capital contribution to or in any other manner, any corporation, partnership, association or other business organization or division thereof (other than a joint venture existing as of the date hereof or as contemplated in Section 5.1(b)(iv)(I) below) or (B) any assets, real property, or personal property that are otherwise material to Standard Pacific and its Subsidiaries, other than land acquired in the ordinary course of business consistent with past practice including (I) entering into option contracts to acquire (and purchasing pursuant to the terms of such contracts) land (or an ownership interest in an entity holding land) in an amount not to exceed $600 million in the aggregate and in accordance with Standard Pacific’s 2015 land acquisition plan, (II) as required by or pursuant to existing contracts or (III) as made in connection with any transaction solely between Standard Pacific and a wholly owned Subsidiary of Standard Pacific or between wholly owned Subsidiaries of Standard Pacific;

(v) directly or indirectly sell, lease, license, sell and leaseback, abandon, mortgage or otherwise encumber or subject to any Lien (other than a Standard Pacific Permitted Lien) or otherwise dispose in whole or in part of any of its material properties, assets or rights or any interest therein, except sales of inventory in the ordinary course of business consistent with past practice;

(vi) adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

(vii) incur, create, assume or otherwise become liable for, or repay or prepay, any Indebtedness, or amend, modify or refinance any Indebtedness (except for any Indebtedness that comes due following the date hereof);

(viii) other than as permitted by Section 5.1(b)(x), (A) pay, discharge, settle or satisfy any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms as in effect on the date of this Agreement of claims, liabilities or obligations reflected or reserved against in the most recent audited financial statements (or the notes thereto) of Standard Pacific included in the Standard Pacific SEC Documents filed prior to the date hereof (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, or (B) cancel any material Indebtedness owed to Standard Pacific or any of its Subsidiaries;

(ix) other than in the ordinary course of business (A) modify, amend, terminate, cancel or extend any Standard Pacific Material Contract or (B) enter into any Contract that if in effect on the date hereof would be a Standard Pacific Material Contract (except for contracts related to the refinancing or extension or other amendment of any Indebtedness that comes due following the date hereof);

(x) commence any Action (other than an Action as a result of an Action commenced against Standard Pacific or any of its Subsidiaries), or compromise, settle or agree to settle any Action (including any Action relating to this Agreement or the transactions contemplated hereby) other than compromises, settlements or agreements in the ordinary course of business consistent with past practice that involve only the payment of money damages not in excess of reserves reflected on Standard Pacific’s financial statements included in the Standard Pacific SEC Documents in an amount of $5 million individually or $25 million in the aggregate (in each case, net of insurance proceeds), in any case without the imposition of any equitable relief on, or the admission of wrongdoing by, Standard Pacific;

(xi) change its financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable Law, or revalue any of its material assets;

(xii) settle or compromise any liability for Taxes; file any amended Tax Return or claim for Tax refund; make, revoke or modify any Tax election; file any Tax Return other than on a basis consistent with past practice; enter into any Tax allocation, sharing, or indemnity agreement (other than agreements entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes, such as leases, vendor and customer agreements, credit agreements and purchase agreements); or change any method of accounting for Tax purposes;

(xiii) change its fiscal year;

(xiv) except as required to comply with any applicable Law or except as required to comply with any Standard Pacific Plan, as in effect as of the date hereof, (A) with respect to any current or former director, executive director, division president or regional president of Standard Pacific, grant any such individual any increase in compensation, bonus or other benefits, or grant any type of compensation or benefits to any such individual not previously receiving or entitled to receive such type of compensation or benefit, or pay any bonus of any kind or amount to any such individual, (B) grant or pay to any current or former director, executive director, division president or regional president of Standard Pacific any material severance, change in control or termination pay, or modifications thereto or increases therein, (C) pay any benefit or grant or amend any award (including in respect of stock options, stock appreciation rights, performance units, restricted stock or other stock-based or stock-related awards or the removal or modification of any restrictions in any Standard Pacific Plan or awards made thereunder) to any current or former director, executive officer, division president or regional president, except as required to comply with any applicable Law or any Standard Pacific Plan in effect as of the date hereof, (D) adopt or enter into any collective bargaining agreement or other labor union contract, (E) take any action to accelerate the vesting, funding or payment of any compensation or benefit under any Standard Pacific Plan or other Contract or (F) adopt any new employee benefit or compensation plan or arrangement or amend, modify or terminate any existing Standard Pacific Plan, in each case for the benefit of any current or former director, executive director, division president or regional president of Standard Pacific, other than as required by applicable Law;

(xv) fail to keep in force insurance policies or replacement or revised provisions regarding insurance coverage with respect to the assets, operations and activities of Standard Pacific and its Subsidiaries as currently in effect;

(xvi) renew or enter into any non-compete, exclusivity, non-solicitation or similar agreement that would restrict or limit, in any material respect, the operations of Standard Pacific or any of its Subsidiaries;

(xvii) enter into any new line of business outside of its existing business;

(xviii) enter into any new lease or amend the terms of any existing lease of real property that would require payments over the remaining term of such lease in excess of $5 million;

(xix) take any action (or omit to take any action) if such action (or omission) could reasonably be expected to result in any of the conditions to the Merger set forth in Article VI not being satisfied;

(xx) amend, terminate or waive any provision of either Employment Agreement, the Amended Stockholders Agreement or the Conversion Notice; or

(xxi) authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

Section 5.2 Covenants of Ryland Regarding No Solicitation; Recommendation of the Merger.

(a) Ryland shall not, and shall not permit or authorize any of its Subsidiaries or any director, officer, employee, investment banker, financial advisor, attorney, accountant or other advisor, agent or representative (collectively, “Representatives”) of Ryland or any of its Subsidiaries, directly or indirectly, to (i) solicit, initiate, endorse, encourage or facilitate any inquiry, proposal or offer with respect to, or the making or completion of, any Acquisition Proposal, or any inquiry, proposal or offer that is reasonably likely to lead to any Acquisition Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information or data with respect to, or otherwise cooperate in any way with, any Acquisition Proposal or (iii) resolve, agree or propose to do any of the foregoing. Ryland shall, and shall cause each of its Subsidiaries and the Representatives of Ryland and its Subsidiaries to, (A) immediately cease and cause to be terminated all existing discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal and immediately terminate all physical and electronic data room access previously granted to any such Person, (B) request the prompt return or destruction of all confidential information previously furnished with respect to any Acquisition Proposal or potential Acquisition Proposal, and (C) not terminate, waive, amend, release or modify any provision of any confidentiality or standstill agreement to which it or any of its Affiliates or Representatives is a party with respect to any Acquisition Proposal or potential Acquisition Proposal, and shall enforce the provisions of any such agreement, which shall include seeking any injunctive relief available to enforce such agreement (provided, that Ryland shall be permitted to grant waivers of, and not enforce, any standstill agreement, but solely to the extent that the Ryland Board has determined in good faith, after consultation with its outside counsel, that failure to take such action (I) would prohibit the counterparty from making an unsolicited Acquisition Proposal to the Ryland Board in compliance with this Section 5.2 and (II) would constitute a breach of its fiduciary duties to the stockholders of Ryland under applicable Law). Notwithstanding the foregoing, if at any time following the date of this Agreement and prior to obtaining the Ryland Stockholder Approval, (1) Ryland receives a written Acquisition Proposal that the Ryland Board believes in good faith to be bona fide, (2) such Acquisition Proposal was unsolicited and did not otherwise result from a breach of this Section 5.2, (3) the Ryland Board determines in good faith (after consultation with outside counsel and its financial advisor) that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal, and (4) the Ryland Board determines in good faith (after consultation with outside counsel) that the failure to take the actions referred to in clause (x) or (y) below would constitute a breach of its fiduciary duties to the stockholders of Ryland under applicable Law, then Ryland may (x) furnish information with respect to Ryland and its Subsidiaries to the Person making such Acquisition Proposal pursuant to a customary confidentiality agreement containing terms substantially similar to, and no less favorable to the disclosing party than, those set forth in the Confidentiality Agreement (including any standstill agreement contained therein) (an “Acceptable Confidentiality Agreement”); provided, that (I) Ryland shall provide Standard Pacific a non-redacted copy of each confidentiality agreement Ryland has executed in accordance with this Section 5.2 and (II) that any non-public information provided to any such Person shall have been previously provided to Standard Pacific or shall be provided to Standard Pacific prior to or concurrently with the time it is provided to such Person, and (y) participate in discussions or negotiations with the Person making such Acquisition Proposal regarding such Acquisition Proposal. Ryland shall not provide (and shall not permit any of its Representatives to provide) any commercially or competitively sensitive non-public information in connection with the actions permitted by this Section 5.2(a), except in accordance with “clean room” or other similar procedures designed to limit any adverse effect of the sharing of such information on Ryland, which procedures shall be consistent in all material respects with Ryland’s practices in dealing with the disclosures of such information to Standard Pacific or its Representatives.

(b) Neither the Ryland Board nor any committee thereof shall:

(i) (A) withdraw (or modify or qualify in any manner adverse to Standard Pacific) the recommendation or declaration of advisability by the Ryland Board or any such committee of this Agreement, the Merger or any of the other transactions contemplated hereby, (B) recommend or otherwise declare advisable the approval by the Ryland stockholders of any Acquisition Proposal, or (C) resolve, agree or propose to take any such actions (each such action set forth in this Section 5.2(b)(i) being referred to herein as an “Ryland Adverse Recommendation Change”); or

(ii) cause or permit Ryland or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract, except for an Acceptable Confidentiality Agreement (each, an “Alternative Acquisition Agreement”), in each case constituting or related to, or which is intended to or is reasonably likely to lead to, any Acquisition Proposal, or resolve, agree or propose to take any such actions.

Notwithstanding the foregoing, at any time prior to obtaining the Ryland Stockholder Approval, the Ryland Board may, if the Ryland Board determines in good faith (after consultation with outside counsel) that the failure to do so would result in a breach of its fiduciary duties to the stockholders of Ryland under applicable Law, taking into account all adjustments to the terms of this Agreement that may be offered by Standard Pacific pursuant to this Section 5.3, make a Ryland Adverse Recommendation Change in response to either (x) a Superior Proposal or (y) an Intervening Event; provided, however, that Ryland may not make a Ryland Adverse Recommendation Change in response to a Superior Proposal unless:

(A) Ryland notifies Standard Pacific in writing at least five Business Days before taking that action of its intention to do so, and specifies the reasons therefor, including the terms and conditions of, and the identity of the Person making, such Superior Proposal, and contemporaneously furnishes a copy (if any) of the proposed Alternative Acquisition Agreement and any other relevant transaction documents (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new written notice by Ryland and a new five Business Day period); and

(B) if Standard Pacific makes a proposal during such five Business Day period to adjust the terms and conditions of this Agreement, the Ryland Board, after taking into consideration the adjusted terms and conditions of this Agreement as proposed by Standard Pacific, continues to determine in good faith (after consultation with outside counsel and its financial advisor) that such Superior Proposal continues to be a Superior Proposal and that the failure to make a Ryland Adverse Recommendation Change would result in a breach of its fiduciary duties to the stockholders of Ryland under applicable Law;

provided further, that the Ryland Board may not make a Ryland Adverse Recommendation Change in response to an Intervening Event unless:

(1) Ryland provides Standard Pacific with written information describing such Intervening Event in reasonable detail as soon as reasonably practicable after becoming aware of it;

(2) Ryland keeps Standard Pacific reasonably informed of developments with respect to such Intervening Event;

(3) Ryland notifies Standard Pacific in writing at least five Business Days before making a Ryland Adverse Recommendation Change with respect to such Intervening Event of its intention to do so and specifies the reasons therefor; and

(4) if Standard Pacific makes a proposal during such five Business Day period to adjust the terms and conditions of this Agreement, the Ryland Board, after taking into consideration the adjusted terms and conditions of this Agreement as proposed by Standard Pacific, continues to determine in good faith (after consultation with outside counsel) that the failure to make such Ryland Adverse Recommendation Change would result in a breach of its fiduciary obligations to the stockholders of Ryland under applicable Law.

During the five Business Day period prior to its effecting a Ryland Adverse Recommendation Change as referred to above, Ryland shall, and shall cause its financial and legal advisors to, negotiate with Standard Pacific in good faith (to the extent Standard Pacific seeks to negotiate) regarding any revisions to the terms of the transactions contemplated by this Agreement proposed by Standard Pacific. Notwithstanding anything to the contrary contained herein, neither Ryland nor any of its Subsidiaries shall enter into any Alternative Acquisition Agreement or submit to the vote of its stockholders any Acquisition Proposal (other than the Merger) unless this Agreement has been terminated in accordance with its terms (including the payment of the Ryland Termination Fee pursuant to Section 7.3(b), if applicable).

(c) In addition to the obligations of Ryland set forth in Section 5.2(a) and Section 5.2(b), Ryland promptly (and in any event within 24 hours of receipt) shall advise Standard Pacific in writing in the event Ryland or any of its Subsidiaries or Representatives receives (i) any indication by any Person that it is considering making an Acquisition Proposal, (ii) any inquiry or request for information, discussion or negotiation that is reasonably likely to lead to or that contemplates an Acquisition Proposal, or (iii) any proposal or offer that is or is reasonably likely to lead to an Acquisition Proposal, in each case together with a description of the material terms and conditions of and facts surrounding any such indication, inquiry, request, proposal or offer, the identity of the Person making any such indication, inquiry, request, proposal or offer, and a copy of any written proposal, offer or draft agreement provided by such Person. Ryland shall keep Standard Pacific informed (orally and in writing) in all material respects on a timely basis of the status and details (including, within 24 hours after the occurrence of any amendment, modification, development, discussion or negotiation) of any such Acquisition Proposal, request, inquiry, proposal or offer, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting any of the foregoing, Ryland shall promptly (and in any event within 24 hours) notify Standard Pacific orally and in writing if it determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal pursuant to Section 5.2(a) or Section 5.2(b) and shall in no event begin providing such information or engaging in such discussions or negotiations prior to providing such notice. Ryland shall provide Standard Pacific with at least 24 hours prior notice (or such shorter notice as may be provided to the Ryland Board) of a meeting of the Ryland Board at which the Ryland Board is reasonably expected to consider an Acquisition Proposal.

(d) Ryland agrees that any violation of the restrictions set forth in this Section 5.2 by any Representative of Ryland or any of its Subsidiaries, whether or not such Person is purporting to act on behalf of Ryland or any of its Subsidiaries or otherwise, shall be deemed to be a material breach of this Agreement by Ryland.

(e) Ryland shall not, and shall cause its Subsidiaries not to, enter into any confidentiality agreement with any Person subsequent to the date of this Agreement that would restrict Ryland’s ability to comply with any of the terms of this Section 5.2, and represents that neither it nor any of its Subsidiaries is a party to any such agreement.

(f) Ryland shall not take any action to (i) exempt any Person (other than Standard Pacific and its respective Affiliates) from the restrictions on “business combinations” contained in Section 3-602 of the MGCL (or any similar provision of any other Takeover Law) or otherwise cause such restrictions not to apply or (ii) amend or waive the Rights Agreement, redeem the Rights or exempt any Person (other than Standard Pacific and its respective Affiliates) from the Rights Agreement, or agree to do any of the foregoing, in each case unless this Agreement has been terminated in accordance with its terms (including the payment of the Ryland Termination Fee pursuant to Section 7.3(b), if applicable).

(g) Nothing contained in Section 5.2(a) shall prohibit Ryland from taking and disclosing a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act; provided, however, that any such disclosure (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a Ryland Adverse Recommendation Change (including for purposes of Section 7.1(c)(ii)) unless the Ryland Board expressly reaffirms its recommendation to Ryland’s stockholders in favor of the approval of this Agreement and the Merger in such disclosure and expressly rejects any applicable Acquisition Proposal.

(h) For purposes of this Agreement:

(i) “Acquisition Proposal” means, with respect to any party, any proposal or offer with respect to any direct or indirect acquisition or purchase, in one transaction or a series of transactions, and whether through any merger, reorganization, consolidation, tender offer, self-tender, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or otherwise, of (A) assets or businesses of such party and its respective Subsidiaries that generate 15% or more of the net revenues or net income (for the 12-month period ending on the last day of such party’s most recently completed fiscal quarter) or that represent 15% or more of the total assets (based on fair market value) of such party and its respective Subsidiaries, taken as a whole, immediately prior to such transaction, or (B) 15% or more of any class of capital stock, other equity securities or voting power of such party, any of its respective Subsidiaries or any resulting parent company of such party, in each case other than the Merger and other transactions contemplated by this Agreement.

(ii) “Superior Proposal” means any unsolicited bona fide binding written Acquisition Proposal that is fully financed or has fully committed financing that the Ryland Board or the Standard Pacific Board, as applicable, determines in good faith (after consultation with outside counsel and its financial advisor), taking into account all legal, financial, regulatory and other aspects of the proposal and the Person making the proposal, is (A) more favorable to the stockholders of the applicable party from a financial point of view than the Merger and the other transactions contemplated by this Agreement (including any adjustment to the terms and conditions proposed by the other party in response to such proposal) and (B) reasonably likely of being completed on the terms proposed on a timely basis; provided, that, for purposes of this definition of “Superior Proposal,” references in the term “Acquisition Proposal” to “15%” shall be deemed to be references to “50%”; and

(iii) “Intervening Event” means a material event or circumstance that was not known or reasonably foreseeable to the Ryland Board or the Standard Pacific Board, as applicable, prior to the execution of this Agreement (or if known, the consequences of which were not known or reasonably foreseeable), which event or circumstance, or any material consequence thereof, becomes known to the Ryland Board or the Standard Pacific Board, as applicable, prior to the receipt of the Ryland Stockholder Approval or the Standard Pacific Stockholder Approval, as applicable, that does not relate to (A) an Acquisition Proposal, (B) the other party or its Subsidiaries (including any Material Adverse Effect as it relates to the other party or its Subsidiaries), (C) any actions taken pursuant to this Agreement or (D) any changes in the price of Standard Pacific Common Stock or Ryland Common Stock.

Section 5.3 Covenants of Standard Pacific Regarding No Solicitation; Recommendation of the Merger.

(a) Standard Pacific shall not, and shall not permit or authorize any of its Subsidiaries or any Representatives of Standard Pacific or any of its Subsidiaries, directly or indirectly, to (i) solicit, initiate, endorse, encourage or facilitate any inquiry, proposal or offer with respect to, or the making or completion of, any Acquisition Proposal, or any inquiry, proposal or offer that is reasonably likely to lead to any Acquisition Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information or data with respect to, or otherwise cooperate in any way with, any Acquisition Proposal or (iii) resolve, agree or propose to do any of the foregoing. Standard Pacific shall, and shall cause each of its Subsidiaries and the Representatives of Standard Pacific and its Subsidiaries to, (A) immediately cease and cause to be terminated all existing discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal and immediately terminate all physical and electronic data room access previously granted to any such Person, (B) request the prompt return or destruction of all confidential information previously furnished with respect to any Acquisition Proposal or potential Acquisition Proposal, and (C) not terminate, waive, amend, release or modify any provision of any confidentiality or standstill agreement to which it or any of its Affiliates or Representatives is a party with respect to any Acquisition Proposal or potential Acquisition Proposal, and shall enforce the provisions of any such agreement, which shall include seeking any injunctive relief available to enforce such agreement (provided, that Standard Pacific shall be permitted to grant waivers of, and not enforce, any standstill agreement, but solely to the extent that the Standard Pacific Board has determined in good faith, after consultation with its outside counsel, that failure to take such action (I) would prohibit the counterparty from making an unsolicited Acquisition Proposal to the Standard Pacific Board in compliance with this Section 5.3 and (II) would constitute a breach of its fiduciary duties to the stockholders of Standard Pacific under applicable Law). Notwithstanding the foregoing, if at any time following the date of this Agreement and prior to obtaining the Standard Pacific Stockholder Approval, (1) Standard Pacific receives a written Acquisition Proposal that the Standard Pacific Board believes in good faith to be bona fide, (2) such Acquisition Proposal was unsolicited and did not otherwise result from a breach of this Section 5.3, (3) the Standard Pacific Board determines in good faith (after consultation with outside counsel and its financial advisor) that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal, and (4) the Standard Pacific Board determines in good faith (after consultation with outside counsel) that the failure to take the actions referred to in clause (x) or (y) below would constitute a breach of its fiduciary duties to the stockholders of Standard Pacific under applicable Law, then Standard Pacific may (x) furnish information with respect to Standard Pacific and its Subsidiaries to the Person making such Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement; provided, that (I) Standard Pacific shall provide Ryland a non-redacted copy of each confidentiality agreement Standard Pacific has executed in accordance with this Section 5.3 and (II) that any non-public information provided to any such Person shall have been previously provided to Ryland or shall be provided to Ryland prior to or concurrently with the time it is provided to such Person, and (y) participate in discussions or negotiations with the Person making such Acquisition Proposal regarding such Acquisition Proposal. Standard Pacific shall not provide (and shall not permit any of its Representatives to provide) any commercially or competitively sensitive non-public information in connection with the actions permitted by this Section 5.3(a), except in accordance with “clean room” or other similar procedures designed to limit any adverse effect of the sharing of such information on Standard Pacific, which procedures shall be consistent in all material respects with Standard Pacific’s practices in dealing with the disclosures of such information to Ryland or its Representatives.

(b) Neither Standard Pacific Board nor any committee thereof shall:

(i) (A) withdraw (or modify or qualify in any manner adverse to Ryland) the recommendation or declaration of advisability by the Standard Pacific Board or any such committee of this Agreement, the Merger or any of the other transactions contemplated hereby, (B) recommend or otherwise declare advisable the approval by the Standard Pacific stockholders of any Acquisition Proposal, or (C) resolve, agree or propose to take any such actions (each such action set forth in this Section 5.3(b)(i) being referred to herein as a “Standard Pacific Adverse Recommendation Change”); or

(ii) cause or permit Standard Pacific or any of its Subsidiaries to enter into any Alternative Acquisition Agreement, or resolve, agree or propose to take any such actions.

Notwithstanding the foregoing, at any time prior to obtaining the Standard Pacific Stockholder Approval, the Standard Pacific Board may, if the Standard Pacific Board determines in good faith (after consultation with outside counsel) that the failure to do so would result in a breach of its fiduciary duties to the stockholders of Standard Pacific under applicable Law, taking into account all adjustments to the terms of this Agreement that may be offered by Ryland pursuant to this Section 5.2, make a Standard Pacific Adverse Recommendation Change in response to either (x) a Superior Proposal or (y) an Intervening Event; provided, however, that Standard Pacific may not make a Standard Pacific Adverse Recommendation Change in response to a Superior Proposal unless:

(A) Standard Pacific notifies Ryland in writing at least five Business Days before taking that action of its intention to do so, and specifies the reasons therefor, including the terms and conditions of, and the identity of the Person making, such Superior Proposal, and contemporaneously furnishes a copy (if any) of the proposed Alternative Acquisition Agreement and any other relevant transaction documents (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new written notice by Standard Pacific and a new five Business Day period); and

(B) if Ryland makes a proposal during such five Business Day period to adjust the terms and conditions of this Agreement, the Standard Pacific Board, after taking into consideration the adjusted terms and conditions of this Agreement as proposed by Ryland, continues to determine in good faith (after consultation with outside counsel and its financial advisor) that such Superior Proposal continues to be a Superior Proposal and that the failure to make a Standard Pacific Adverse Recommendation Change would result in a breach of its fiduciary duties to the stockholders of Standard Pacific under applicable Law;

provided further, that the Standard Pacific Board may not make a Standard Pacific Adverse Recommendation Change in response to an Intervening Event unless:

(1) Standard Pacific provides Ryland with written information describing such Intervening Event in reasonable detail as soon as reasonably practicable after becoming aware of it;

(2) Standard Pacific keeps Ryland reasonably informed of developments with respect to such Intervening Event;

(3) Standard Pacific notifies Ryland in writing at least five Business Days before making a Standard Pacific Adverse Recommendation Change with respect to such Intervening Event of its intention to do so and specifies the reasons therefor; and

(4) if Ryland makes a proposal during such five Business Day period to adjust the terms and conditions of this Agreement, the Standard Pacific Board, after taking into consideration the adjusted terms and conditions of this Agreement as proposed by Ryland, continues to determine in good faith (after consultation with outside counsel) that the failure to make such Standard Pacific Adverse Recommendation Change would result in a breach of its fiduciary obligations to the stockholders of Standard Pacific under applicable Law.

During the five Business Day period prior to its effecting a Standard Pacific Adverse Recommendation Change as referred to above, Standard Pacific shall, and shall cause its financial and legal advisors to, negotiate with Ryland in good faith (to the extent Ryland seeks to negotiate) regarding any revisions to the terms of the transactions contemplated by this Agreement proposed by Ryland. Notwithstanding anything to the contrary contained herein, neither Standard Pacific nor any of its Subsidiaries shall enter into any Alternative Acquisition Agreement or submit to the vote of its stockholders any Acquisition Proposal (other than the Merger) unless this Agreement has been terminated in accordance with its terms (including the payment of the Standard Pacific Termination Fee pursuant to Section 7.3(d), if applicable).

(c) In addition to the obligations of Standard Pacific set forth in Section 5.3(a) and Section 5.3(b), Standard Pacific promptly (and in any event within 24 hours of receipt) shall advise Ryland in writing in the event Standard Pacific or any of its Subsidiaries or Representatives receives (i) any indication by any Person that it is considering making an Acquisition Proposal, (ii) any inquiry or request for information, discussion or negotiation that is reasonably likely to lead to or that contemplates an Acquisition Proposal, or (iii) any proposal or offer that is or is reasonably likely to lead to an Acquisition Proposal, in each case together with a description of the material terms and conditions of and facts surrounding any such indication, inquiry, request, proposal or offer, the identity of the Person making any such indication, inquiry, request, proposal or offer, and a copy of any written proposal, offer or draft agreement provided by such Person. Standard Pacific shall keep Ryland informed (orally and in writing) in all material respects on a timely basis of the status and details (including, within 24 hours after the occurrence of any amendment, modification, development, discussion or negotiation) of any such Acquisition Proposal, request, inquiry, proposal or offer, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting any of the foregoing, Standard Pacific shall promptly (and in any event within 24 hours) notify Ryland orally and in writing if it determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal pursuant to Section 5.3(a) or Section 5.3(b) and shall in no event begin providing such information or engaging in such discussions or negotiations prior to providing such notice. Standard Pacific shall provide Ryland with at least 24 hours prior notice (or such shorter notice as may be provided to the Standard Pacific Board) of a meeting of the Standard Pacific Board at which the Standard Pacific Board is reasonably expected to consider an Acquisition Proposal.

(d) Standard Pacific agrees that any violation of the restrictions set forth in this Section 5.3 by any Representative of Standard Pacific or any of its Subsidiaries, whether or not such Person is purporting to act on behalf of Standard Pacific or any of its Subsidiaries or otherwise, shall be deemed to be a material breach of this Agreement by Standard Pacific.

(e) Standard Pacific shall not, and shall cause its Subsidiaries not to, enter into any confidentiality agreement with any Person subsequent to the date of this Agreement that would restrict Standard Pacific’s ability to comply with any of the terms of this Section 5.3, and represents that neither it nor any of its Subsidiaries is a party to any such agreement.

(f) Standard Pacific shall not take any action to exempt any Person (other than Ryland and its respective Affiliates) from the restrictions on “business combinations” contained in Section 203 of the DGCL (or any similar provision of any other Takeover Law) or otherwise cause such restrictions not to apply, or agree to do any of the foregoing, in each case unless this Agreement has been terminated in accordance with its terms (including the payment of the Standard Pacific Termination Fee pursuant to Section 7.3(d), if applicable).

(g) Nothing contained in Section 5.3(a) shall prohibit Standard Pacific from taking and disclosing a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act; provided, however, that any such disclosure (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a Standard Pacific Adverse Recommendation Change (including for purposes of Section 7.1(d)(ii)) unless the Standard Pacific Board expressly reaffirms its recommendation to Standard Pacific’s stockholders in favor of the approval of this Agreement and the Merger in such disclosure and expressly rejects any applicable Acquisition Proposal.

Section 5.4 Preparation of Form S-4 and Proxy Statement; Stockholders’ Meeting.

(a) As promptly as practicable after the date of this Agreement, Ryland and Standard Pacific shall jointly prepare and cause to be filed with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the stockholders of Ryland relating to the special meeting of Ryland’s stockholders (the “Ryland Stockholders Meeting”) and the stockholders of Standard Pacific relating to the special meeting of Standard Pacific’s stockholders (the “Standard Pacific Stockholders Meeting”) to be held to consider the adoption of this Agreement. As promptly as practicable following the date of this Agreement, Standard Pacific shall prepare (with Ryland’s reasonable cooperation) and file with the SEC a registration statement on Form S-4 (as amended or supplemented from time to time, the “Form S-4”), in which the Proxy Statement will be included as a prospectus, in connection with the registration under the Securities Act of the Surviving Corporation Common Stock to be issued in the Merger. Each of Ryland and Standard Pacific shall use its reasonable best efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing and to keep the Form S-4 effective as long as is necessary to consummate the Merger and the other transactions contemplated hereby. Standard Pacific shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or filing a general consent to service of process) required to be taken under any applicable state securities or “blue sky” laws in connection with the issuance of shares of Surviving Corporation Common Stock in the Merger and Ryland shall furnish all information concerning Ryland and the holders of Ryland Common Stock as may be reasonably requested in connection with any such action. Ryland shall use reasonable best efforts to cause the Proxy Statement to be mailed to Ryland’s stockholders as promptly as practicable after the Form S-4 is declared effective under the Securities Act. Standard Pacific shall use reasonable best efforts to cause the Proxy Statement to be mailed to Standard Pacific’s stockholders as promptly as practicable after the Form S-4 is declared effective under the Securities Act. No filing of, or amendment or supplement to, the Form S-4 or the Proxy Statement will be made by Standard Pacific or Ryland, as applicable, without providing the other a reasonable opportunity to review and comment thereon and without the other’s prior approval (which shall not be unreasonably withheld). Standard Pacific or Ryland, as applicable, will advise the other promptly after it receives oral or written notice thereof, of the time when the Form S-4 has become effective or any amendment or supplement thereto has been filed, the issuance of any stop order, the suspension of the qualification of the Surviving Corporation Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction or any oral or written request by the SEC for amendment of the Proxy Statement or the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information, and will promptly provide the other with copies of any written communication from the SEC or any state securities commission and a reasonable opportunity to participate in the responses thereto. If at any time prior to the Effective Time any information relating to Ryland or Standard Pacific, or any of their respective Affiliates, officers or directors, should be discovered by Ryland or Standard Pacific that should be set forth in an amendment or supplement to any of the Form S-4 or the Proxy Statement, so that any of such documents would not contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and Ryland and Standard Pacific shall cooperate in the prompt filing with the SEC of an appropriate amendment or supplement describing such information and, to the extent required under applicable Law, in disseminating the information contained in such amendment or supplement to Ryland’s stockholders and Standard Pacific’s stockholders; provided that the delivery of such notice and the filing of any such amendment or supplement shall not affect or be deemed to modify any representation or warranty made by any party hereunder or otherwise affect the remedies available hereunder to any party.

(b) As promptly as practicable after the Form S-4 is declared effective under the Securities Act, Ryland shall duly call, give notice of, convene and hold the Ryland Stockholders Meeting solely for the purpose of obtaining the Ryland Stockholder Approval and, if applicable, the advisory vote required by Rule 14a-21(c) under the Exchange Act in connection therewith (and such Ryland Stockholders Meeting shall in any event be no later than forty-five (45) calendar days after (i) the tenth (10th) calendar day after the preliminary Proxy Statement therefor has been filed with the SEC if by such date the SEC has not informed Ryland that it intends to review the Proxy Statement or (ii) if the SEC has, by the tenth (10th) calendar day after the preliminary Proxy Statement therefor has been filed with the SEC, informed Ryland that it intends to review the Proxy Statement, the date on which the SEC confirms that it has no further comments on the Proxy Statement). Ryland may postpone or adjourn the Ryland Stockholders Meeting solely (i) with the consent of Standard Pacific; (ii) (A) due to the absence of a quorum or (B) if Ryland has not received proxies representing a sufficient number of Shares for the Ryland Stockholder Approval, whether or not a quorum is present, to solicit additional proxies; (iii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Ryland Board has determined in good faith after consultation with outside legal counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by Ryland’s stockholders prior to the Ryland Stockholders Meeting; or (iv) if Standard Pacific has postponed or adjourned the Standard Pacific Stockholders Meeting pursuant to Section 5.4(c), until the date on which the Standard Pacific Stockholders Meeting is held; provided, that Ryland may not postpone or adjourn the Ryland Stockholders Meeting more than a total of two times pursuant to clause (ii)(A) and/or clause (ii)(B) of this Section. Notwithstanding the foregoing, Ryland shall, at the request of Standard Pacific, to the extent permitted by Law, adjourn the Ryland Stockholders Meeting to a date specified by Standard Pacific for the absence of a quorum or if Ryland has not received proxies representing a sufficient number of Shares for the Ryland Stockholder Approval; provided, that Ryland shall not be required to adjourn the Ryland Stockholders Meeting more than one time pursuant to this sentence, and no such adjournment pursuant to this sentence shall be required to be for a period exceeding 10 Business Days. Except in the case of a Ryland Adverse Recommendation Change specifically permitted by Section 5.2(b), Ryland, through the Ryland Board, shall (i) recommend to its stockholders that they adopt this Agreement and the transactions contemplated hereby, (ii) include such recommendation in the Proxy Statement and (iii) publicly reaffirm such recommendation within 24 hours after a request to do so by Standard Pacific. Without limiting the generality of the foregoing, Ryland agrees that its obligations pursuant to this Section 5.4(b) shall not be affected by the commencement, public proposal, public disclosure or communication to Ryland or any other Person of any Acquisition Proposal or the occurrence of any Ryland Adverse Recommendation Change.

(c) As promptly as practicable after the Form S-4 is declared effective under the Securities Act, Standard Pacific shall duly call, give notice of, convene and hold the Standard Pacific Stockholders Meeting solely for the purpose of obtaining the Standard Pacific Stockholder Approval and, if applicable, the advisory vote required by Rule 14a-21(c) under the Exchange Act in connection therewith (and such Standard Pacific Stockholders Meeting shall in any event be no later than forty-five (45) calendar days after (i) the tenth calendar day after the preliminary Proxy Statement therefor has been filed with the SEC if by such date the SEC has not informed Standard Pacific that it intends to review the Proxy Statement or (ii) if the SEC has, by the tenth calendar day after the preliminary Proxy Statement therefor has been filed with the SEC, informed Standard Pacific that it intends to review the Proxy Statement, the date on which the SEC confirms that it has no further comments on the Proxy Statement). Standard Pacific may postpone or adjourn the Standard Pacific Stockholders Meeting solely (i) with the consent of Ryland; (ii) (A) due to the absence of a quorum or (B) if Standard Pacific has not received proxies representing a sufficient number of Shares for the Standard Pacific Stockholder Approval, whether or not a quorum is present, to solicit additional proxies; (iii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Standard Pacific Board has determined in good faith after consultation with outside legal counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by Standard Pacific’s stockholders prior to the Standard Pacific Stockholders Meeting; or (iv) if Ryland has postponed or adjourned the Ryland Stockholders Meeting pursuant to Section 5.4(b), until the date on which the Ryland Stockholders Meeting is held; provided, that Standard Pacific may not postpone or adjourn the Standard Pacific Stockholders Meeting more than a total of two times pursuant to clause (ii)(A) and/or clause (ii)(B) of this Section. Notwithstanding the foregoing, Standard Pacific shall, at the request of Ryland, to the extent permitted by Law, adjourn the Standard Pacific Stockholders Meeting to a date specified by Ryland for the absence of a quorum or if Standard Pacific has not received proxies representing a sufficient number of Shares for the Standard Pacific Stockholder Approval; provided, that Standard Pacific shall not be required to adjourn the Standard Pacific Stockholders Meeting more than one time pursuant to this sentence, and no such adjournment pursuant to this sentence shall be required to be for a period exceeding 10 Business Days. Except in the case of a Standard Pacific Adverse Recommendation Change specifically permitted by Section 5.3(b), Standard Pacific, through the Standard Pacific Board, shall (i) recommend to its stockholders that they adopt this Agreement and the transactions contemplated hereby, (ii) include such recommendation in the Proxy Statement and (iii) publicly reaffirm such recommendation within 24 hours after a request to do so by Ryland. Without limiting the generality of the foregoing, Standard Pacific agrees that its obligations pursuant to this Section 5.4(c) shall not be affected by the commencement, public proposal, public disclosure or communication to Standard Pacific or any other Person of any Acquisition Proposal or the occurrence of any Standard Pacific Adverse Recommendation Change.

(d) Subject to Ryland’s and Standard Pacific’s rights under Section 5.4(b) and Section 5.4(c), respectively, Ryland and Standard Pacific shall cooperate in good faith to coordinate the timing of the Ryland Stockholders Meeting and the Standard Pacific Stockholders Meeting such that they occur on the same day (it being understood that nothing in this Section 5.4(d) shall in any way limit Ryland’s or Standard Pacific’s respective obligations under Section 5.6 or otherwise under this Agreement to use their respective required efforts to consummate the transactions contemplated by this Agreement).

Section 5.5 Access to Information; Confidentiality.

(a) From the date hereof to the Effective Time or the earlier termination of this Agreement, upon reasonable prior written notice, Ryland and Standard Pacific shall each, and shall use its reasonable best efforts to cause each of their respective Subsidiaries, officers, directors and representative to, afford to the other reasonable access during normal business hours, consistent with applicable Law, to each of its respective officers, employees, properties, offices, other facilities and books and records, and shall furnish the other with all financial, operating and other data and information as the other shall reasonably request in writing (it being agreed, however, that the foregoing shall not permit the other or its respective officers, employees or representatives to conduct any environmental testing or sampling, including but not limited to facility surface and subsurface soils and water, air or building materials). Notwithstanding the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the other party or its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by the employees of the other party of their normal duties. Neither party nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would (i) breach any agreement with any third-party, (ii) constitute a waiver of or jeopardize the attorney-client or other privilege held by such party or (iii) otherwise violate any applicable Law.

(b) The parties will hold and treat and will cause its respective Representatives to hold and treat in confidence all documents and information concerning the other furnished to each other in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement, dated April 8, 2015, between Standard Pacific and Ryland (the “Confidentiality Agreement”), which Confidentiality Agreement shall remain in full force and effect in accordance with its terms.

Section 5.6 Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using reasonable best efforts to accomplish the following: (i) obtain all required consents, approvals or waivers from, or participation in other discussions or negotiations with, third parties, including as required under any Ryland Material Contract or Standard Pacific Material Contract, as applicable, (ii) obtain all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities, make all necessary registrations, declarations and filings and make all reasonable best efforts to obtain an approval or waiver from, or to avoid any Action by, any Governmental Entity, (iii) vigorously resist and contest any Action, including administrative or judicial Action, and seek to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that is in effect and that could restrict, prevent or prohibit consummation of the Merger and the other transactions contemplated hereby, including, without limitation, by vigorously pursuing all avenues of administrative and judicial appeal and (iv) execute and deliver any additional instruments necessary to consummate the transactions contemplated hereby and fully to carry out the purposes of this Agreement; provided, however, that neither Ryland, Standard Pacific nor any of their respective Subsidiaries shall commit to the payment of any fee, penalty or other consideration or make any other concession, waiver or amendment under any Contract in connection with obtaining any consent without the prior written consent of the other party. Each of the parties hereto shall furnish to each other party such necessary information and reasonable assistance as such other party may reasonably request in connection with the foregoing. Subject to applicable Law relating to the exchange of information, Ryland and Standard Pacific shall each have the right to review in advance, and to the extent practicable each shall consult with the other in connection with, all of the information relating to Ryland or Standard Pacific, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement; provided, however, that the parties shall be permitted to designate certain information as “outside counsel only” and/or to redact any information which could be protected by a claim of privilege or which may constitute a business secret. In exercising the foregoing rights, each of Ryland and Standard Pacific shall act reasonably and as promptly as practicable. Subject to applicable Law and the instructions of any Governmental Entity, Ryland and Standard Pacific shall keep each other reasonably apprised of the status of matters relating to the completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other written communications received by

Ryland or Standard Pacific, as the case may be, or any of their respective Subsidiaries, from any Governmental Entity and/or third party with respect to such transactions, and, to the extent practicable under the circumstances, shall provide the other party and its counsel with the opportunity to participate in any meeting with any Governmental Entity in respect of any filing, investigation or other inquiry in connection with the transactions contemplated hereby.

Section 5.7 Employment and Employee Benefits Matters.

(a) The Surviving Corporation will use commercially reasonable efforts, to the extent permitted by the terms of its or its Subsidiaries’ applicable employee benefit plans, programs and policies, to provide each employee of Ryland and its Subsidiaries who is employed immediately prior to the Closing and who continues employment with the Surviving Corporation or any of its Subsidiaries thereafter (each such employee, a “Continuing Employee”) with credit for all service with the Ryland or its Subsidiaries as if such service were with the Surviving Corporation and its Subsidiaries for purposes of determining eligibility, vesting, levels of benefits and benefit accrual under the Surviving Corporation’s employee benefit and compensation plans to the same extent that such service was credited under a comparable plan of Ryland or its Subsidiaries. Unused vacation days accrued by Continuing Employees under the plans and policies of Ryland and its Subsidiaries shall carry over to the Surviving Corporation. This Section 5.7(a) shall not operate to duplicate any benefit provided to any employee, require the Surviving Corporation to continue in effect any specific Ryland Plan or Surviving Corporation employee benefit plan, or prohibit the termination of employment of any specific employee, following the Effective Time.

(b) From and after the Effective Time, and without limiting the generality of Section 5.7(a), with respect to any health plan (which, for the avoidance of doubt, includes medical, dental, vision and prescription drug) of the Surviving Corporation in which such Continuing Employee is eligible to participate for the plan year in which such Continuing Employee is first eligible to participate, the Surviving Corporation shall use commercially reasonable efforts to, or shall cause its applicable Subsidiary to, cause any pre-existing condition limitations or eligibility waiting periods under such Surviving Corporation or Subsidiary plan to be waived with respect to such Continuing Employee to the extent such limitation would have been waived or satisfied under the Ryland Plan in which such Continuing Employee participated immediately prior to the Effective Time. The Surviving Corporation shall maintain the 401(k), health and welfare plans (which, for the avoidance of doubt, include medical, dental, vision, prescription drug, life insurance, AD & D, disability insurance and flex spending) of Ryland in effect through the end of the calendar year in which the Effective Time occurs.

(c) Nothing contained herein, express or implied (i) shall be construed to establish, amend or modify any benefit plan, program, agreement, policy or arrangement or (ii) shall alter or limit the ability of the Surviving Corporation, Standard Pacific, Ryland or any of their respective affiliates to amend, modify or terminate any benefit plan, program, agreement, policy or arrangement at any time assumed, established, sponsored or maintained by any of them. This Section 5.7 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.7, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Section 5.7.

Section 5.8 Takeover Laws. If any Takeover Law is or becomes applicable to this Agreement, the Merger or any of the other transactions contemplated hereby, each of Ryland and Standard Pacific and their respective Board of Directors shall take all action necessary to ensure that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Law on this Agreement, the Merger and the other transactions contemplated hereby.

Section 5.9 Notification of Certain Matters. Ryland and Standard Pacific shall promptly notify each other of (a) any notice or other communication received by such party from any Governmental Entity in connection with the Merger or the other transactions contemplated hereby or from any Person alleging that the consent of such

Person is or may be required in connection with the transactions contemplated hereby, (b) any other notice or communication from any Governmental Entity in connection with the transactions contemplated hereby, (c) any Action commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to the transactions contemplated hereby or (d) any change, condition or event (i) that renders or would reasonably be expected to render any representation or warranty of such party set forth in this Agreement (disregarding any materiality qualification contained therein) to be untrue or inaccurate in any material respect or (ii) that results or would reasonably be expected to result in any failure of such party to comply with or satisfy in any material respect any covenant, condition or agreement (including any condition set forth in Article VI) to be complied with or satisfied hereunder; provided, however, that no such notification shall affect any of the representations, warranties, covenants, rights or remedies, or the conditions to the obligations of, the parties hereunder; provided further, that failure to give prompt notice pursuant to clause (d) shall not constitute a failure of a condition to the Merger set forth in Article VI except to the extent that the underlying fact or circumstance not so notified would standing alone constitute such a failure. The parties agree and acknowledge that, except with respect to clause (d) of the first sentence of this Section 5.9, neither Ryland’s nor Standard Pacific’s compliance or failure of compliance with this Section 5.9 shall be taken into account for purposes of determining whether the conditions referred to in Section 6.2(b) or Section 6.3(b) shall have been satisfied.

Section 5.10 Indemnification, Exculpation and Insurance.

(a) Without limiting any additional rights that any employee may have under any agreement or Ryland Plan, from the Effective Time through the sixth anniversary of the date on which the Effective Time occurs, the Surviving Corporation shall indemnify and hold harmless each present (as of the Effective Time) and former officer, director or employee of Ryland and its Subsidiaries (the “Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements (collectively, “Costs”), incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to (i) the fact that the Indemnified Party is or was an officer, director, employee, fiduciary or agent of Ryland or any of its Subsidiaries or (ii) matters existing or occurring at or prior to the Effective Time (including this Agreement and the transactions and actions contemplated hereby), whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under applicable Law. In the event of any such Action, (A) each Indemnified Party shall be entitled to advancement of expenses incurred in the defense of any Action from the Surviving Corporation to the fullest extent permitted under applicable Law within ten (10) Business Days of receipt by the Surviving Corporation from the Indemnified Party of a request therefor; provided, that any Person to whom expenses are advanced provides an undertaking, if and only to the extent required by applicable Law, to repay such advances if it is ultimately determined that such Person is not entitled to indemnification, (B) the Surviving Corporation shall not settle, compromise or consent to the entry of any judgment in any proceeding or threatened action, suit, proceeding, investigation or claim (and in which indemnification could be sought by such Indemnified Party hereunder), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, proceeding, investigation or claim or such Indemnified Party otherwise consents, and (C) the Surviving Corporation shall cooperate in the defense of any such matter.

(b) Except as may be required by applicable Law, Standard Pacific and Ryland agree that all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party as provided in the certificate of incorporation or bylaws (or comparable organizational documents) of Ryland and its Subsidiaries or in any indemnification agreement between such Indemnified Party and Ryland or any of its Subsidiaries shall survive the Merger and continue in full force and effect, and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party.

(c) For a period of six years from the Effective Time, the Surviving Corporation shall either cause to be maintained in effect the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by Ryland and its Subsidiaries or provide substitute policies or purchase a “tail policy,” in any case of at least the same coverage and amounts containing terms and conditions that are not less advantageous in the aggregate than such policy with respect to matters arising on or before the Effective Time; provided, however, that after the Effective Time, the Surviving Corporation shall not be required to pay with respect to such insurance policies in respect of any one policy year annual premiums in excess of 225% of the last annual premium paid by Ryland prior to the date hereof in respect of the coverage required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such amount; provided further, that if the Surviving Corporation purchases a “tail policy” and the coverage thereunder costs more than 225% of such last annual premium, the Surviving Corporation shall purchase the maximum amount of coverage that can be obtained for 225% of such last annual premium. At Ryland’s option, Ryland may purchase, prior to the Effective Time, a six-year prepaid “tail policy” on terms and conditions (in both amount and scope) providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by Ryland and its Subsidiaries with respect to matters arising on or before the Effective Time, covering without limitation the transactions contemplated hereby; provided, however, that such insurance policies in respect of any one policy year annual premiums shall not exceed 225% of the last annual premium paid by Ryland prior to the date hereof. If such tail prepaid policy has been obtained by Ryland prior to the Effective Time, the Surviving Corporation shall cause such policy to be maintained in full force and effect, for its full term, and shall honor all obligations thereunder.

(d) Notwithstanding anything herein to the contrary, if any Action (whether arising before, at or after the Effective Time) is instituted against any Indemnified Party on or prior to the sixth anniversary of the Effective Time, the provisions of this Section 5.10 shall continue in effect until the final disposition of such Action.

(e) The indemnification provided for herein shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise. The provisions of this Section 5.10 shall survive the consummation of the Merger and, notwithstanding any other provision of this Agreement that may be to the contrary, expressly are intended to benefit, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives.

(f) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or a majority of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation shall succeed to the obligations set forth in this Section 5.10.

Section 5.11 Stock Exchange Listing. Standard Pacific shall use its reasonable best efforts to cause the shares of Surviving Corporation Common Stock to be issued in the Merger, and such other shares of Surviving Corporation Common Stock to be reserved for issuance in connection with the Merger, to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Effective Time.

Section 5.12 Stockholder Litigation. Ryland shall give Standard Pacific the opportunity to participate in (but not control) the defense and settlement of any stockholder litigation against Ryland and/or its officers or directors, and Standard Pacific shall give Ryland the opportunity to participate in (but not control) the defense and settlement of any stockholder litigation against Standard Pacific and/or its officers or directors, in each case relating to the Merger or any of the other transactions contemplated by this Agreement in accordance with the terms of a mutually agreed upon joint defense agreement. Neither Ryland nor Standard Pacific shall enter into any settlement agreement in respect of any stockholder litigation against it and/or its directors or officers relating to the Merger or any of the other transactions contemplated hereby without the other party’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

Section 5.13 Certain Tax Matters. Ryland and Standard Pacific each agree to (i) deliver certificates substantially in compliance with IRS published advanced ruling guidelines, with customary exceptions and modifications thereto, to enable counsel to deliver the tax opinions required by Section 6.2(e) and Section 6.3(e), which certificates shall be effective as of the date of such tax opinion, (ii) not, and to not permit any of their Subsidiaries to, take or cause to be taken any action on or before the Effective Time, which would reasonably be expected to disqualify the Merger as a reorganization within the meaning of Section 368(a) of the Code and (iii) file (and agree to cause their respective Subsidiaries to file) all Tax Returns consistent with the treatment of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 5.14 Public Announcements. Ryland and Standard Pacific shall, to the extent reasonably practicable, consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement, the Merger and the other transactions contemplated hereby and shall not issue any such press release or make any public announcement prior to such consultation and review, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system. The initial press release of the parties announcing the execution of this Agreement shall be a joint press release of Standard Pacific and Ryland in a form that is mutually agreed.

Section 5.15 Section 16 Matters. Prior to the Effective Time, each of Standard Pacific and Ryland shall take all such steps as may be necessary or appropriate to cause the transactions contemplated by this Agreement, including any dispositions of Ryland Common Stock (including derivative securities with respect to such Ryland Common Stock) or acquisitions of Surviving Corporation Common Stock (including derivative securities with respect to such Surviving Corporation Common Stock) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Ryland or will become subject to such reporting requirements with respect to the Surviving Corporation to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.16 Financing.

(a) The parties shall use their respective reasonable best efforts to obtain any term loan or revolving credit facility necessary to fund the refinancing of Ryland’s existing credit facility at the Effective Time and the Surviving Corporation’s working capital needs from and after the Effective Time (it being understood that obtaining such financing is not a condition to the parties’ obligations to consummate any of the transactions contemplated by this Agreement), including providing and causing their respective Subsidiaries to provide, and using reasonable efforts to cause their Representatives to provide, all cooperation reasonably requested by the other party in connection with obtaining any such financing; provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the parties and their respective Subsidiaries; and provided, further, that none of the parties or any of their respective Subsidiaries shall be required to enter into any agreements in connection therewith that would be binding if the Merger does not occur). Each party shall, to the extent it is aware of any applicable developments, promptly update any information provided by it for use in an offering document to be used in connection with any such financing to the extent such information would otherwise contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. Each party consents to the reasonable use, prior to the termination of this Agreement, of its and its Subsidiaries’ logos in connection with any such financing in a manner customary for such financing transactions; provided that such logos are used solely in a manner that is not intended to nor is reasonably likely to harm or disparage such party in any way. Notwithstanding the foregoing, no party shall have any obligation under this Section 5.16 at any time that the other party is in breach of or default under any covenant, obligation or agreement required to be performed or complied with by it under this Agreement if such breach or default would reasonably be expected to prevent the Merger from being completed on or prior to the Outside Date. Ryland’s existing credit facility shall be refinanced at the Effective Time.

(b) Prior to the Effective Time, Standard Pacific shall execute and deliver to the Trustee (as defined in the applicable indenture) a supplemental indenture to the indenture for the Ryland Convertible Notes containing the provisions required by such indenture as in effect on the date of this Agreement, including by providing that at the Effective Time, each $1,000 principal amount of then-outstanding Ryland Convertible Notes shall no longer be convertible into shares of Ryland Common Stock and shall thereafter be convertible solely into the number of Surviving Corporation Common Stock that a holder of a number of shares of Ryland Common Stock equal to the Conversion Rate (as defined in the applicable indenture) immediately prior to the Effective Time would have been entitled to at the Effective Time. Prior to the Effective Time, Ryland shall execute and deliver to the Trustee (as defined in the applicable indenture) (i) an officer’s certificate containing the provisions required by such indenture as in effect on the date of this Agreement and (ii) an opinion of counsel (which may rely on such officer’s certificate as to the absence of defaults and events of default), each stating that the proposed Merger and such supplemental indenture will, upon consummation of the proposed Merger, comply with the indenture for the Ryland Convertible Notes as in effect on the date of this Agreement.

(c) Each of Standard Pacific, Ryland and the Surviving Corporation shall take all actions necessary in order to ensure that, as of the Effective Time, the Surviving Corporation assumes, to the extent reasonably required, all of the obligations of Ryland and Standard Pacific pursuant to their respective existing indentures without default.

Section 5.17 Surviving Corporation Name. Ryland and Standard Pacific shall use commercially reasonable efforts to mutually agree upon the new name of the Surviving Corporation at or prior to the date on which the Proxy Statement is sent to the stockholders of Ryland and the stockholders of Standard Pacific.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.1 Conditions to Each Party’s Obligation to Effect the Merger. The obligation of each party to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) Stockholder Approval. The Ryland Stockholder Approval and the Standard Pacific Stockholder Approval shall have each been obtained.

(b) No Injunctions or Legal Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition shall be in effect, and no Law shall have been enacted, entered, promulgated, enforced or deemed applicable by any Governmental Entity that, in any such case, prohibits or makes illegal the consummation of the Merger.

(c) NYSE Listing. The shares of Surviving Corporation Common Stock issuable to the stockholders of Ryland and to holders of Ryland Options as provided for in Article II shall have been approved for listing on the NYSE, subject to official notice of issuance.

(d) Form S-4. The Form S-4 shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Form S-4 shall have been issued and no proceedings for that purpose shall have been initiated or threatened.

(e) Related Agreements. The Amended Stockholders Agreement, each Employment Agreement and the Conversion Notice shall be in full force and effect.

Section 6.2 Conditions to the Obligations of Standard Pacific. The obligation of Standard Pacific to effect the Merger is also subject to the satisfaction, or waiver by Standard Pacific, at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. (i) Each of the representations and warranties of Ryland set forth in Section 3.1, Section 3.2, Section 3.4, Section 3.21 and Section 3.24 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date); and (ii) each of the remaining representations and warranties of Ryland set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of representations or warranties the circumstances giving rise to which, individually or in the aggregate, have not had or would not reasonably be expected to have a Ryland Material Adverse Effect (it being understood that, for purposes of determining the accuracy of such representations and warranties, all materiality and “Ryland Material Adverse Effect” qualifications and exceptions contained in such representations and warranties shall be disregarded).

(b) Performance of Obligations of Ryland. Ryland shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time.

(c) Officers’ Certificate. Standard Pacific shall have received a certificate signed by an executive officer of Ryland certifying as to the matters set forth in Section 6.2(a), Section 6.2(b) and Section 6.2(d).

(d) Absence of Material Adverse Effect. Since the date of this Agreement there shall not have occurred any event, change, circumstance, occurrence, effect or state of facts that, individually on in the aggregate, has had or would reasonably be expected to have a Ryland Material Adverse Effect.

(e) Tax Opinion. Standard Pacific shall have received an opinion from Ropes & Gray LLP, counsel to Standard Pacific, to the effect that the Merger will qualify as a “reorganization” under Section 368(a) of the Code.

Section 6.3 Conditions to the Obligations of Ryland. The obligation of Ryland to effect the Merger is also subject to the satisfaction, or waiver by Ryland, at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. (i) Each of the representations and warranties of Standard Pacific set forth in Section 4.1, Section 4.2, Section 4.4, Section 4.21 and Section 4.24 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date); and (ii) each of the remaining representations and warranties of Standard Pacific set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of representations or warranties the circumstances giving rise to which, individually or in the aggregate, have not had or would not reasonably be expected to have a Standard Pacific Material Adverse Effect (it being understood that, for purposes of determining the accuracy of such representations and warranties, all materiality and “Standard Pacific Material Adverse Effect” qualifications and exceptions contained in such representations and warranties shall be disregarded).

(b) Performance of Obligations of Standard Pacific. Standard Pacific shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time.

(c) Officers’ Certificate. Ryland shall have received a certificate signed by an executive officer of Standard Pacific certifying as to the matters set forth in Section 6.3(a), Section 6.3(b) and Section 6.3(d).

(d) Absence of Material Adverse Effect. Since the date of this Agreement there shall not have occurred any event, change, circumstance, occurrence, effect or state of facts that, individually on in the aggregate, has had or would reasonably be expected to have a Standard Pacific Material Adverse Effect.

(e) Tax Opinion. Ryland shall have received an opinion from Gibson, Dunn & Crutcher LLP, counsel to Ryland, to the effect that the Merger will qualify as a “reorganization” under Section 368(a) of the Code.

Section 6.4 Frustration of Closing Conditions. Neither Ryland nor Standard Pacific may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party’s breach of this Agreement.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

Section 7.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the Ryland Stockholder Approval or the Standard Pacific Stockholder Approval has been obtained:

(a) by mutual written consent of Ryland and Standard Pacific;

(b) by either Ryland or Standard Pacific:

(i) if the Merger shall not have been consummated on or before December 31, 2015 (the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the primary cause of, or the primary factor that resulted in, the failure of the Merger to be consummated by the Outside Date;

(ii) if any court of competent jurisdiction or other Governmental Entity shall have issued a judgment, order, injunction, rule or decree, or taken any other action restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement and such judgment, order, injunction, rule, decree or other action shall have become final and nonappealable; provided, that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(ii) shall have used its reasonable best efforts to contest, appeal and remove such judgment, order, injunction, rule, decree, ruling or other action in accordance with Section 5.6;

(iii) if the Ryland Stockholder Approval shall not have been obtained at the Ryland Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the adoption of this Agreement was taken; provided that Ryland shall not be permitted to terminate this Agreement pursuant to this Section 7.1(b)(iii) if the failure to obtain such Ryland Stockholder Approval is proximately caused by any action or failure to act of Ryland that constitutes a breach of this Agreement; or

(iv) if the Standard Pacific Stockholder Approval shall not have been obtained at the Standard Pacific Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the adoption of this Agreement was taken; provided that Standard Pacific shall not be permitted to terminate this Agreement pursuant to this Section 7.1(b)(iv) if the failure to obtain such Standard Pacific Stockholder Approval is proximately caused by any action or failure to act of Standard Pacific that constitutes a breach of this Agreement;

(c) by Standard Pacific:

(i) if Ryland shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement (other than with respect to a breach of Section 5.2 or Section 5.4(b), as to which Section 7.1(c)(ii)(C) will apply), or if any representation or warranty of Ryland shall have become untrue, which breach or failure to perform or to be true, either individually or in the aggregate, if occurring or continuing at the Effective Time (A) would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.2 and (B) cannot be or has not been cured by the earlier of (1) the Outside Date and (2) thirty (30) days after the giving of written notice to Ryland of such breach or failure; provided, that Standard Pacific shall not have the right to terminate this Agreement pursuant to this Section 7.1(c)(i) if Standard Pacific is then in material breach of any of its covenants or agreements set forth in this Agreement such that Section 6.3(a) or Section 6.3(b) would not be satisfied; or

(ii) if (A) a Ryland Adverse Recommendation Change shall have occurred, (B) Ryland shall, within ten (10) Business Days of a tender or exchange offer relating to securities of Ryland having been commenced, fail to publicly recommend against such tender or exchange offer, (C) Ryland shall have failed to publicly reaffirm its recommendation of the Merger within ten (10) Business Days after the date any Acquisition Proposal or any material modification thereto is first commenced, publicly announced, distributed or disseminated to Ryland’s stockholders upon a request to do so by Standard Pacific, (D) Ryland shall have breached or failed to perform any of its obligations set forth in Section 5.2 or Section 5.4(b), or (E) Ryland or the Ryland Board (or any committee thereof) shall have formally resolved or publicly authorized or proposed to take any of the foregoing actions;

(d) by Ryland:

(i) if Standard Pacific shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement (other than with respect to a breach of Section 5.3 or Section 5.4(c), as to which Section 7.1(d)(ii)(C) will apply), or if any representation or warranty of Standard Pacific shall have become untrue, which breach or failure to perform or to be true, either individually or in the aggregate, if occurring or continuing at the Effective Time (A) would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.3 and (B) cannot be or has not been cured by the earlier of (1) the Outside Date and (2) thirty (30) days after the giving of written notice to Standard Pacific of such breach or failure; provided, that Ryland shall not have the right to terminate this Agreement pursuant to this Section 7.1(d)(i) if Ryland is then in material breach of any of its covenants or agreements set forth in this Agreement such that Section 6.2(a) or Section 6.2(b) would not be satisfied; or

(ii) if (A) a Standard Pacific Adverse Recommendation Change shall have occurred, (B) Standard Pacific shall, within 10 Business Days of a tender or exchange offer relating to securities of Standard Pacific having been commenced, fail to publicly recommend against such tender or exchange offer, (C) Standard Pacific shall have failed to publicly reaffirm its recommendation of the Merger within ten (10) Business Days after the date any Acquisition Proposal or any material modification thereto is first commenced, publicly announced, distributed or disseminated to Standard Pacific’s stockholders upon a request to do so by Ryland, (D) Standard Pacific shall have breached or failed to perform any of its obligations set forth in Section 5.3 or Section 5.4(c), or (E) Standard Pacific or the Standard Pacific Board (or any committee thereof) shall have formally resolved or publicly authorized or proposed to take any of the foregoing actions.

The party desiring to terminate this Agreement pursuant to this Section 7.1 (other than pursuant to Section 7.1(a)) shall give notice of such termination to the other party.

Section 7.2 Effect of Termination. In the event of termination of the Agreement, this Agreement shall immediately become void and have no effect, without any liability or obligation on the part of Ryland or Standard Pacific, provided, that:

(a) the Confidentiality Agreement (as amended hereby) and the provisions of Section 3.24 and 4.24 (Brokers), Section 5.14 (Public Announcements), this Section 7.2, Section 7.3 (Fees and Expenses), Section 8.2 (Notices), Section 8.5 (Entire Agreement), Section 8.6 (No Third Party Beneficiaries), Section 8.7 (Governing Law), Section 8.8 (Submission to Jurisdiction), Section 8.9 (Assignment; Successors), Section 8.10 (Specific Performance), Section 8.11 (Severability), Section 8.12 (Waiver of Jury Trial) and Section 8.15 (No Presumption Against Drafting Party) shall survive the termination hereof;

(b) either Ryland or Standard Pacific may have liability as provided in Section 7.3; and

(c) no such termination shall relieve any party from any liability or damages resulting from a willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement or fraud, in which case the non-breaching party shall be entitled to all rights and remedies available at law or in equity.

Section 7.3 Fees and Expenses.

(a) Except as otherwise provided in this Section 7.3, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated, except that the expenses incurred in connection with the filing, printing and mailing of the Form S-4 and the Proxy Statement, and all filing and other fees paid to the SEC, in each case in connection with the Merger (other than attorneys’ fees, accountants’ fees and related expenses), shall be shared equally by Ryland and Standard Pacific.

(b) In the event that:

(i) (A) an Acquisition Proposal (whether or not conditional) or intention to make an Acquisition Proposal (whether or not conditional) is made directly to Ryland’s stockholders or is otherwise publicly disclosed or otherwise communicated to senior management of Ryland or the Ryland Board, (B) this Agreement is terminated by Ryland or Standard Pacific pursuant to Section 7.1(b)(i) or Section 7.1(b)(iii) or by Standard Pacific pursuant to Section 7.1(c)(i), and (C) within twelve (12) months after the date of such termination, Ryland enters into an agreement in respect of any Acquisition Proposal, or recommends or submits an Acquisition Proposal to its stockholders for adoption, or a transaction in respect of any Acquisition Proposal is consummated, which, in each case, need not be the same Acquisition Proposal that was made, disclosed or communicated prior to termination hereof (provided, that for purposes of this clause (C), each reference to “15%” in the definition of “Acquisition Proposal” shall be deemed to be a reference to “50%”); or

(ii) this Agreement is terminated by Standard Pacific pursuant to Section 7.1(c)(ii);

then, in any such event, Ryland shall pay to Standard Pacific a fee of $75,000,000 (the “Ryland Termination Fee”) less the amount of Standard Pacific Expenses previously paid to Standard Pacific (if any) pursuant to Section 7.3(c), it being understood that in no event shall Ryland be required to pay the Ryland Termination Fee on more than one occasion; provided, that the payment by Ryland of the Ryland Termination Fee pursuant to this Section 7.3 shall not relieve Ryland from any liability or damage resulting from a willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement or fraud.

(c) In the event that this Agreement is terminated by Ryland or Standard Pacific pursuant to Section 7.1(b)(iii) under circumstances in which the Ryland Termination Fee is not then payable pursuant to Section 7.3(b)(i), then Ryland shall reimburse Standard Pacific and its Affiliates for all of their reasonable out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to Standard Pacific and its Affiliates) incurred by Standard Pacific or on its behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby (the “Standard Pacific Expenses”), up to a maximum amount of $4,000,000; provided, that the payment by Ryland of the Standard Pacific Expenses pursuant to this Section 7.3(c)(i) shall not relieve Ryland of any subsequent obligation to pay the Ryland Termination Fee pursuant to Section 7.3(b) except to the extent indicated in such Section and (ii) shall not relieve Ryland from any liability or damage resulting from a willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement or fraud.

(d) In the event that:

(i) (A) an Acquisition Proposal (whether or not conditional) or intention to make an Acquisition Proposal (whether or not conditional) is made directly to Standard Pacific’s stockholders or is otherwise publicly disclosed or otherwise communicated to senior management of Standard Pacific or the Standard Pacific Board, (B) this Agreement is terminated by Standard Pacific or Ryland pursuant to Section 7.1(b)(i) or Section 7.1(b)(iv) or by Ryland pursuant to Section 7.1(d)(i), and (C) within twelve (12) months after the date of such termination, Standard Pacific enters into an agreement in respect of any Acquisition Proposal, or recommends or submits an Acquisition Proposal to its stockholders for adoption, or a transaction in respect of any Acquisition Proposal is consummated, which, in each case, need not be the same Acquisition Proposal that was made, disclosed or communicated prior to termination hereof (provided, that for purposes of this clause (C), each reference to “15%” in the definition of “Acquisition Proposal” shall be deemed to be a reference to “50%”); or

(ii) this Agreement is terminated by Ryland pursuant to Section 7.1(d)(ii);

then, in any such event, Standard Pacific shall pay to Ryland a fee of $125,000,000 (the “Standard Pacific Termination Fee”) less the amount of Ryland Expenses previously paid to Ryland (if any) pursuant to Section 7.3(e), it being understood that in no event shall Standard Pacific be required to pay the Standard Pacific Termination Fee on more than one occasion; provided, that the payment by Standard Pacific of the Standard Pacific Termination Fee pursuant to this Section 7.3 shall not relieve Standard Pacific from any liability or damage resulting from a willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement or fraud.

(e) In the event that this Agreement is terminated by Ryland or Standard Pacific pursuant to Section 7.1(b)(iv) under circumstances in which the Standard Pacific Termination Fee is not then payable pursuant to Section 7.3(d)(i), then Standard Pacific shall reimburse Ryland and its Affiliates for all of their reasonable out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to Ryland and its Affiliates) incurred by Ryland or on its behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby (the “Ryland Expenses”), up to a maximum amount of $4,000,000; provided, that the payment by Standard Pacific of the Ryland Expenses pursuant to this Section 7.3(e)(i) shall not relieve Standard Pacific of any subsequent obligation to pay the Standard Pacific Termination Fee pursuant to Section 7.3(d) except to the extent indicated in such Section and (ii) shall not relieve Standard Pacific from any liability or damage resulting from a willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement or fraud.

(f) Payment of the Ryland Termination Fee or Standard Pacific Termination Fee shall be made by wire transfer of same day funds to the accounts designated by Standard Pacific or Ryland, respectively, (i) on the earliest of the execution of a definitive agreement with respect to, submission to the stockholders of, or consummation of, any transaction contemplated by an Acquisition Proposal, as applicable, in the case of a Ryland Termination Fee payable pursuant to Section 7.3(b)(i) or a Standard Pacific Termination Fee payable pursuant to Section 7.3(d)(i), or (ii) as promptly as reasonably practicable after termination (and, in any event, within two (2) Business Days thereof), in the case of termination by Standard Pacific pursuant to Section 7.1(c)(ii) or by Ryland pursuant to Section 7.1(d)(ii). Payment of the Standard Pacific Expenses or Ryland Expenses shall be made by wire transfer of same day funds to the accounts designated by Standard Pacific or Ryland, respectively, within two (2) Business Days after the party making payment having been notified of the amounts thereof by the other party.

(g) Each of Ryland and Standard Pacific acknowledges that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither Ryland nor Standard Pacific would enter into this Agreement. Accordingly, if any party fails promptly to pay any amounts due pursuant to this Section 7.3, and, in order to obtain such payment, the other party commences a suit that results in a judgment against the first party for the amounts set forth in this Section 7.3, the first party shall pay to the other party its costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amounts due pursuant to this Section 7.3 from the date such payment was required to be made until the date of payment at the prime lending rate as published in The Wall Street Journal in effect on the date such payment was required to be made.

Section 7.4 Amendment or Supplement. This Agreement may be amended, modified or supplemented by the parties by action taken or authorized by their respective Boards of Directors at any time prior to the Effective Time, whether before or after the Ryland Stockholder Approval or the Standard Pacific Stockholder Approval

has been obtained; provided, however, that after the Ryland Stockholder Approval has been obtained, no amendment shall be made that pursuant to applicable Law requires further approval or adoption by the stockholders of Ryland without such further approval or adoption; provided, further, that after the Standard Pacific Stockholder Approval has been obtained, no amendment shall be made that pursuant to applicable Law requires further approval or adoption by the stockholders of Standard Pacific without such further approval or adoption. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

Section 7.5 Extension of Time; Waiver. At any time prior to the Effective Time, the parties may, by action taken or authorized by their respective Boards of Directors, to the extent permitted by applicable Law, (a) extend the time for the performance of any of the obligations or acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties set forth in this Agreement or any document delivered pursuant hereto or (c) subject to applicable Law, waive compliance with any of the agreements or conditions of the other parties contained herein; provided, however, that after the Ryland Stockholder Approval has been obtained, no waiver may be made that pursuant to applicable Law requires further approval or adoption by the stockholders of Ryland without such further approval or adoption; provided, further, that after the Standard Pacific Stockholder Approval has been obtained, no waiver may be made that pursuant to applicable Law requires further approval or adoption by the stockholders of Standard Pacific without such further approval or adoption. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1 Nonsurvival of Representations and Warranties. None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, other than those covenants or agreements of the parties which by their terms apply, or are to be performed in whole or in part, after the Effective Time.

Section 8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e-mail, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)	if to Ryland, to:

The Ryland Group, Inc.

3011 Townsgate Road, Suite 200

Westlake Village, California 91361-3027

Attention: Timothy J. Geckle

Facsimile: (805) 367-3807

E-mail: TGeckle@ryland.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

2029 Century Park East, Suite 4000

Los Angeles, California 90067

Attention: Jonathan K. Layne

Facsimile: (310) 551-8741

E-mail: JLayne@gibsondunn.com

(ii)	if to Standard Pacific, to:

Standard Pacific Corp.

15360 Barranca Parkway

Irvine, California 92618

Attention: John P. Babel

Facsimile: (949) 789-1609

E-mail: jbabel@stanpac.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Attention: Robb L. Tretter

Facsimile: (212) 596-9090

E-mail: Robb.Tretter@ropesgray.com

(iii)	if to the Surviving Corporation, to:

15360 Barranca Parkway

Irvine, California 92618

Attention: John P. Babel

Facsimile: (949) 789-1609

E-mail: jbabel@stanpac.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

2029 Century Park East, Suite 4000

Los Angeles, California 90067

Attention: Jonathan Layne

Facsimile: (310) 551-8741

E-mail: JLayne@gibsondunn.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Attention: Robb L. Tretter

Facsimile: (212) 596-9090

E-mail: Robb.Tretter@ropesgray.com

Section 8.3 Certain Definitions. For purposes of this Agreement:

(a) “Affiliate” of any Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person;

(b) “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by applicable Law to be closed;

(c) “control” (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise;

(d) “Indebtedness” means, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to unearned advances of any kind to such Person, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all capitalized lease obligations of such Person, (iv) all obligations of such Person under installment sale contracts, (v) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person, and (vi) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position of others or to purchase the obligations of others;

(e) “knowledge” of any party means the actual knowledge of any executive officer of such party or other officer having primary responsibility for the relevant matter;

(f) “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Entity;

(g) “Ryland Equity Plans” means, collectively, the Ryland 1992 Equity Incentive Plan, the Ryland 2002 Equity Incentive Plan, the Ryland 2005 Equity Incentive Plan, the Ryland 2007 Equity Incentive Plan, the Amendment and Restatement of Ryland 2008 Equity Incentive Plan, the Ryland 2011 Equity Incentive Plan, the Ryland Non-Employee Directors’ Stock Unit Plan, the Ryland 2000 Non-Employee Director Equity Plan, the Ryland 2004 Non-Employee Director Equity Plan, the Ryland 2006 Non-Employee Director Stock Plan and the Ryland 2011 Non-Employee Director Stock Plan, and “Ryland Equity Plan” shall mean any of them individually. The Ryland ESPP shall not be a Ryland Equity Plan.

(h) “Standard Pacific Equity Plans” means, collectively, the 2000 Stock Incentive Plan of Standard Pacific, the 2005 Stock Incentive Plan of Standard Pacific, the Standard Pacific 2008 Equity Incentive Plan (as amended and restated May 18, 2011) and the Standard Pacific 2014 Omnibus Incentive Compensation Plan, and “Standard Pacific Equity Plan” shall mean any of them individually.

(i) “Subsidiary” means, with respect to any Person, any other Person of which stock or other equity interests having ordinary voting power to elect more than 50% of the board of directors or other governing body are owned, directly or indirectly, by such first Person;

(j) “Tax Return” means any return, declaration, report, certificate, bill, election, claim for refund, information return, statement or other written information and any other document filed or supplied or required to be filed or supplied to any Governmental Entity with respect to Taxes, including any schedule, attachment or supplement thereto, and including any amendment thereof; and

(k) “Taxes” means (i) all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, stock, ad valorem, transfer, transaction, franchise, profits, gains, registration, license, wages, lease, service, service use, employee and other withholding, social security, unemployment, welfare, disability, payroll, employment, excise, severance, stamp, environmental, occupation, workers’ compensation, premium, real property, personal property, escheat or unclaimed property, windfall profits, net worth, capital, value-added, alternative or add-on minimum, customs duties, estimated and other taxes, fees, assessments, charges or levies of any kind whatsoever (whether imposed directly or through withholding and including taxes of any third party in respect of which a Person may have a duty to collect or withhold and remit and any amounts resulting from the failure to file any Tax Return), whether disputed or not, imposed, in each case, by a Governmental Entity, together with any interest and any penalties, additions to tax or additional amounts with respect thereto; (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of Law; and (iii) any liability for the payment of amounts described in clauses (i) or (ii) as a result of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other Person.

Section 8.4 Interpretation. When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule such reference shall be to a Section, Article, Exhibit or Schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified.

Section 8.5 Entire Agreement. This Agreement (including the Exhibits hereto), the Ryland Disclosure Letter, the Standard Pacific Disclosure Letter and the Confidentiality Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

Section 8.6 No Third Party Beneficiaries.

(a) Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement, except as provided in Section 5.10.

(b) The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 7.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 8.7 Governing Law. Except for the fiduciary duties of the Ryland Board and the validity of any corporate action on the part of Ryland, which shall be governed by, and construed in accordance with, the internal laws of the State of Maryland, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Maryland, this Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

Section 8.8 Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware, provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 8.9 Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 8.10 Specific Performance. The parties agree that irreparable damage would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, prior to any termination of this Agreement pursuant to Section 7.1, the parties acknowledge and agree that each party shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal court located in the State of Delaware or any other Delaware state court, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

Section 8.11 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 8.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.13 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

Section 8.14 Facsimile or .pdf Signature. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

Section 8.15 No Presumption Against Drafting Party. Each of Ryland and Standard Pacific acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

The remainder of this page is intentionally left blank.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of July 2, 2015 by their respective officers thereunto duly authorized.

THE RYLAND GROUP, INC.

By:	/s/ Larry T. Nicholson
Name: Larry T. Nicholson
Title: Chief Executive Officer and President

STANDARD PACIFIC CORP.

By:	/s/ Scott D. Stowell
Name: Scott D. Stowell
Title: Chief Executive Officer, President

SIGNATURE PAGE TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

Annex B

June 14, 2015

The Board of Directors

Standard Pacific Corp.

15360 Barranca Parkway

Irvine, CA 92618-2215

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to Standard Pacific Corp., a Delaware corporation (the “Company”), of the Exchange Ratio (as defined below) in the proposed merger of the Company with Ryland Group, Inc., a Maryland corporation (the “Merger Partner”), pursuant to which the separate corporate existence of the Merger Partner shall cease and the Company shall continue its corporate existence as the surviving corporation (the “Transaction”). Pursuant to the Agreement and Plan of Merger (the “Agreement”) between the Company and the Merger Partner, in connection with the Transaction, each outstanding share of common stock, par value $1.00 per share, of the Merger Partner (the “Merger Partner Common Stock”), other than Excluded Shares (as defined in the Agreement), will be converted into the right to receive 1.0191 shares (the “Exchange Ratio”) of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”) after giving effect to the Reverse Split (as defined in the Agreement).

In connection with preparing our opinion, we have (i) reviewed a draft dated June 12, 2015 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Merger Partner and the Company and the industries in which they operate; (iii) compared the financial and operating performance of the Merger Partner and the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Merger Partner Common Stock and the Company Common Stock and certain publicly traded securities of such other companies; (iv) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to the business of each of the Company and the Merger Partner (which in the case of the forecasts for the Merger Partner were based in part on forecasts for the Merger

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J.P. Morgan Securities LLC

Partner prepared by the Merger Partner’s management and provided to the Company), as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the Transaction (the “Synergies”); and (v) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Merger Partner and the Company, the financial condition and future prospects and operations of the Merger Partner and the Company, the effects of the Transaction on the financial condition and future prospects of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us, and we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any such information or its accuracy or completeness. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Merger Partner or the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, including the Synergies, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Merger Partner and the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts (including the Synergies) or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will qualify as a tax-free reorganization for United States federal income tax purposes and will be consummated as described in the Agreement, and that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have also assumed that the representations and warranties made by the Company and the Merger Partner in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Merger Partner or the Company or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that

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J.P. Morgan Securities LLC

subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, to the Company of the Exchange Ratio in the proposed Transaction and we express no opinion as to the fairness of the Exchange Ratio to the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Exchange Ratio in the Transaction or with respect to the fairness of any such compensation. We are expressing no opinion herein as to the price at which the Merger Partner Common Stock or the Company Common Stock will trade at any future time.

In addition, we were not requested to and did not provide advice concerning the structure of the Transaction or the specific Exchange Ratio. We also note that we did not participate in negotiations with respect to the terms of the Transaction and related transactions.

We will receive a fee from the Company for the delivery of this opinion. We also may receive an additional fee from the Company upon closing of the proposed Transaction at the discretion of the Company. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company and the Merger Partner for which we and such affiliates have received customary compensation. Such services during such period have included acting as lead left arranger on an amendment to the Company’s revolving credit facility in October 2013, as lead left arranger and lead left bookrunner on an amendment to the Company’s revolving credit facility in July 2014, as joint bookrunner on the Company’s offering of debt securities in November 2014 and as joint lead arranger and joint lead bookrunner on the Merger’s Partner’s facility agreement in November 2014. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of each of the outstanding Company Common Stock and Merger Partner Common Stock. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company or the Merger Partner for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Exchange Ratio in the proposed Transaction is fair, from a financial point of view, to the Company.

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J.P. Morgan Securities LLC

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES LLC

/s/ J.P. Morgan Securities LLC

J.P. Morgan Securities LLC

383 Madison Avenue, Floor 42, New York, New York 10179

J.P. Morgan Securities LLC

Annex C

June 14, 2015

The Board of Directors

The Ryland Group, Inc.

3011 Townsgate Road, Suite 200

Westlake Village, CA 91361

Dear Members of the Board:

We understand that The Ryland Group, Inc., a Maryland corporation (“Company”) and Standard Pacific Corp., a Delaware corporation (“StanPac”) propose to enter into an Agreement and Plan of Merger, to be dated as of June 14, 2015 (the “Agreement”), pursuant to which the Company will be merged with and into StanPac (the “Surviving Corporation”) (the “Transaction”). Pursuant to the Agreement, (i) each outstanding five (5) shares of the common stock, par value $0.01 per share, of StanPac (“StanPac Common Stock”) shall be combined and converted into one (1) issued and outstanding share of common stock, par value $0.01 per share, of the Surviving Corporation (the “Surviving Corporation Common Stock”) and (ii) each outstanding share of the common stock, par value $1.00 per share, of the Company (“Company Common Stock”), will be converted into the right to receive 1.0191 (“Exchange Ratio”) shares of the Surviving Corporation Common Stock. The terms and conditions of the Transaction are more fully set forth in the Agreement.

You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to holders of Company Common Stock of the Exchange Ratio provided for in the Transaction.

In connection with this opinion, we have:

(i)	Reviewed the financial terms and conditions of a draft, dated June 12, 2015, of the Agreement;

(ii)	Reviewed certain publicly available historical business and financial information relating to the Company and StanPac;

(iii)

Reviewed various financial forecasts and other data provided to us by the Company relating to the business of the Company, financial forecasts and other data provided to us by StanPac relating to the business of StanPac, and the projected synergies and other benefits, including the amount and timing thereof, anticipated by the managements of StanPac and the Company to be realized from the Transaction;

(iv)	Held discussions with members of the senior managements of the Company and StanPac with respect to the businesses and prospects of the

The Board of Directors

The Ryland Group, Inc.

June 14, 2015

Company and StanPac, respectively, and the projected synergies and other benefits anticipated by the managements of StanPac and the Company to be realized from the Transaction;

(v)	Reviewed public information with respect to certain other companies in lines of business we believe to be generally relevant in evaluating the businesses of the Company and StanPac, respectively;

(vi)

Reviewed the financial terms of certain business combinations involving companies in lines of business we believe to be comparable in certain respects to the businesses of the Company and StanPac, respectively;

(vii)	Reviewed historical stock prices and trading volumes of Company Common Stock and StanPac Common Stock;

(viii)	Reviewed the potential pro forma financial impact of the Transaction on the Surviving Corporation based on the financial forecasts referred to above relating to the Company and StanPac; and

(ix)	Conducted such other financial studies, analyses and investigations as we deemed appropriate.

We have assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. We have not conducted any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company or StanPac or concerning the solvency or fair value of the Company, StanPac or the Surviving Corporation, and we have not been furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in our analyses, including those related to projected synergies and other benefits anticipated by the managements of StanPac and the Company to be realized from the Transaction, we have assumed, with the consent of the Company, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of the Company and StanPac, respectively and such synergies and other benefits. We assume no responsibility for and express no view as to any such forecasts or the assumptions on which they are based.

Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We do not express any opinion as to the prices at which shares of Company Common Stock or StanPac Common Stock may trade at any time subsequent to the announcement of the Transaction. In connection with our engagement, we were not involved in the negotiation or execution of the Transaction and we were not authorized to, and we did not, solicit indications of interest from third parties regarding a

The Board of Directors

The Ryland Group, Inc.

June 14, 2015

potential transaction with the Company. In addition, our opinion does not address the relative merits of the Transaction as compared to any other transaction or business strategy in which the Company might engage or the merits of the underlying decision by the Company to engage in the Transaction.

In rendering our opinion, we have assumed, with the consent of the Company, that the Transaction will be consummated on the terms described in the Agreement, without any waiver or modification of any material terms or conditions. Representatives of the Company have advised us, and we have assumed, that the Agreement, when executed, will conform to the draft reviewed by us in all material respects. We also have assumed, with the consent of the Company, that obtaining the necessary governmental, regulatory or third party approvals and consents for the Transaction will not have an effect on the Company, StanPac or the Transaction that is material, in any respect, to our analysis in connection with this opinion. We further have assumed, with the consent of the Company, that the Transaction will qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company obtained such advice as it deemed necessary from qualified professionals. We express no view or opinion as to any terms or other aspects (other than the Exchange Ratio to the extent expressly specified herein) of the Transaction. In addition, we express no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the Transaction, or class of such persons, relative to the Exchange Ratio or otherwise.

Lazard Frères & Co. LLC (“Lazard”) is acting as financial advisor to the Board of Directors of the Company in connection with the Transaction and will receive a fee for such services upon delivery of this opinion. MBA Lazard Banco de Inversiones S.A., a joint venture which is 50% owned by the parent of Lazard (“MBA Lazard”), provided through MBA Lazard’s employees certain investment banking services to MatlinPatterson in connection with the June 2013 sale of Agrofina SA for approximately US$24 million in equity value, for which MBA Lazard received compensation. In addition, in the ordinary course, Lazard and its affiliates and employees may trade securities of the Company and StanPac for their own accounts and for the accounts of their customers, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of the Company, StanPac and certain of their respective affiliates. The issuance of this opinion was approved by the Opinion Committee of Lazard.

Our engagement and the opinion expressed herein are for the benefit of the Board of Directors of the Company (in its capacity as such) and our opinion is rendered to the Board of Directors of the Company in connection with its evaluation of the Transaction. Our opinion is not intended to and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Transaction or any matter relating thereto.

The Board of Directors

The Ryland Group, Inc.

June 14, 2015

Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Exchange Ratio provided for in the Transaction is fair, from a financial point of view, to holders of Company Common Stock.

Very truly yours,

LAZARD FRÈRES & CO. LLC

By	/s/ Alan F. Riffkin
Alan F. Riffkin
Managing Director

Annex D

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CALATLANTIC GROUP, INC.

(Pursuant to Section 252 and 245 of the General Corporation Law of the State of Delaware)

CalAtlantic Group, Inc. , a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of Delaware was August 14, 1991.

SECOND: The Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and stockholders of the Corporation, effective August 18, 2008, in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and it amended and restated the provisions of the Certificate of Incorporation of the Corporation.

THIRD: This Second Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and stockholders of the Corporation in connection with the adoption of that certain Agreement and Plan of Merger, dated as of June 14, 2015, by and between The Ryland Group, Inc., a Maryland corporation, and Standard Pacific Corp., a Delaware corporation, as amended from time to time, in accordance with the provisions of Sections 252 and 245 of the General Corporation Law of the State of Delaware, and it amends and restates the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

FOURTH: The text of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

NAME

The name of the Corporation is CalAtlantic Group, Inc.

ARTICLE II

DEFINITIONS

For purposes of this Second Amended and Restated Certificate of Incorporation, the following terms shall have the meanings indicated, and all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Section 203(c) of the Delaware General Corporation Law (the “Delaware Law”), as in effect on the date hereof:

(A) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person. As used in this definition, “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of securities, partnership interests or by contract or otherwise. Notwithstanding the foregoing, solely for purposes of this Second Amended and Restated Certificate of Incorporation, the directors and officers of the Corporation or any of its Subsidiaries shall not, solely as a result of holding such office, be deemed Affiliates of the Investor. With respect to the Investor, the term “Affiliate” shall also include its general partner or investment manager or similar Person, and any other entity with the same general partner or investment manager or similar Persons.

(B) “Board” shall mean the Board of Directors of the Corporation.

(C) “Investor” shall mean MP CA Homes LLC, a Delaware limited liability company.

(D) “Person” shall mean any individual, corporation, partnership, firm, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other legal entity.

(E) “Voting Stock” shall mean stock of the Corporation of any class or series entitled to vote generally in the election of directors of the Corporation, and each reference herein to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by the holders of such shares.

ARTICLE III

REGISTERED OFFICE

The address of the registered office of the Corporation in the State of Delaware is 160 Greentree Drive, Suite 101, City of Dover 19904, County of Kent and the name of its registered agent at that address is National Registered Agents, Inc.

ARTICLE IV

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware Law.

ARTICLE V

AUTHORIZED CAPITAL STOCK

SECTION 1 Number of Authorized Shares. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock”; the total number of shares of all classes of stock that the Corporation shall have authority to issue is six hundred ten million (610,000,000) shares, consisting of six hundred million (600,000,000) shares of Common Stock, par value of $.01 per share, and ten million (10,000,000) shares of Preferred Stock, par value $.01 per share.

SECTION 2 Common Stock. Shares of Common Stock may be issued from time to time in one or more series. Shares of Common Stock that are redeemed, purchased or otherwise acquired by the Corporation may be reissued except as otherwise provided by law. The Board is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board or the percentage of members, if any, of the Board each series of Common Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Common Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding. Notwithstanding the foregoing, the Board shall have no power to alter the rights of any shares of Common Stock then outstanding. Unless and until the Corporation shall file with the Delaware Secretary of State a certificate of designations creating a series of Common Stock, all shares of Common Stock shall be of one class without series and shall be denominated “Common Stock.” Upon the first filing with the Delaware Secretary of State of a certificate of designations creating a series of Common Stock, which series shall be denominated “Class B Common Stock,” each share of Common Stock outstanding or held in the treasury immediately prior to such filing shall be denominated “Class A Common Stock,” and each certificate representing then outstanding shares of Common Stock shall thereafter be deemed to represent shares of Class A Common Stock.

SECTION 3 Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. Shares of Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation may be reissued except as otherwise provided by law. The Board is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board or the percentage of members, if any, of the Board each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding. Notwithstanding the foregoing, the Board shall have no power to alter the rights of any shares of Preferred Stock then outstanding.

SECTION 4 Distributions Upon Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of each series of Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, an amount for each share of such series of Preferred Stock equal to the amount fixed and determined by the Board in the resolution or resolutions creating such series and providing for the issuance of such shares, and no more, before any of the assets of the Corporation shall be distributed or paid over to the holders of Common Stock and any Preferred Stock with rights to participate with the Common Stock in such event. If, upon such dissolution, liquidation or winding up, the assets of the Corporation distributable as aforesaid among the holders of Preferred Stock of all series shall be insufficient to permit full payment to them of said preferential amounts, then such assets shall be distributed ratably among such holders of Preferred Stock in proportion to the respective total amounts which they shall be entitled to receive as provided in this Section 4. After payment in full of said preferential amounts to the holders of Preferred Stock of all series, the remaining assets and funds of the Corporation shall be divided among and paid to the holders of shares of each series of Common Stock and shares of Common Stock without series, and any Preferred Stock with rights to participate with the Common Stock in such event, each in accordance with the resolution or resolutions of the Board creating such series and providing for the issuance of such shares.

SECTION 5 Reverse Stock Split. Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware Law of this Second Amended and Restated Certificate of Incorporation of the Corporation, each five (5) shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the New York Stock Exchange as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

ARTICLE VI

ANNUAL MEETINGS OF STOCKHOLDERS

The annual meeting of stockholders shall be held at such time, on such date and at such place (within or without the State of Delaware) as provided in the Bylaws of the Corporation. Subject to any requirement of applicable law, the books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

CALL OF SPECIAL MEETINGS OF STOCKHOLDERS

Special meetings of stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the members of the Board of Directors or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose power and authority, as provided in a resolution by the Board of Directors or in the Bylaws of the Corporation, includes the power to call such meetings. Special meetings of stockholders of the Corporation for any purpose or purposes shall be called by the Secretary of the Corporation upon the written request or requests of one or more stockholders of record that, at the time a request is delivered, hold shares representing at least a majority of the voting stock entitled to vote on the matter or matters to be brought before the proposed special meeting and that comply with such procedures for calling a special meeting of stockholders as may be set forth in the Bylaws of the Corporation. Except as otherwise required by law or fixed pursuant to this Second Amended and Restated Certificate of Incorporation, special meetings of stockholders of the Corporation may not be called by any other Person or Persons or in any other manner.

ARTICLE VIII

NUMBER OF DIRECTORS

The number of directors that shall constitute the whole Board shall be as specified in the Bylaws of the Corporation, as the same may be amended from time to time. Notwithstanding the foregoing, during any period in which the holders of any one or more series of Preferred Stock, voting as a class, shall be entitled to elect a specified number of directors by reason of dividend arrearages or other contingencies giving them the right to do so, then and during such time as such right continues, (A) the then otherwise authorized number of directors shall be increased by such specified number of directors and the holders of shares of such series of Preferred Stock, voting as a class, shall be entitled to elect such specified number of directors in accordance with the procedure set forth in the resolution or resolutions of the Board creating such series and providing for the issuance of such shares and (B) each such additional director shall serve until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the resolution or resolutions of the Board creating such series of Preferred Stock and providing for the issuance of shares of such series, whichever occurs earlier. Whenever the holders of shares of such series of Preferred Stock are divested of such right to elect directors pursuant to the resolution or resolutions of the Board creating such series and providing for the issuance of such shares, the terms of office of all directors elected by the holders of such series of Preferred Stock pursuant to such rights, or elected to fill any vacancies resulting from the death, resignation or removal of directors so elected by the holders of such series, shall forthwith terminate and the authorized number of directors shall be reduced accordingly.

ARTICLE IX

STOCKHOLDER ACTION BY WRITTEN CONSENT

Subject to any rights of the holders of any series of Preferred Stock to act by written consent as set forth in the applicable certificate of designations, any action required or permitted to be taken by stockholders of the Corporation may be effected at a duly called annual or special meeting of stockholders and may be effected by a written consent or consents by stockholders in lieu of and without such a meeting, without prior notice and without a vote, if there is filed with the records of stockholders’ meetings a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it. To be effective, a written consent must be delivered to the Corporation by delivery to its registered agent in the State of Delaware. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

ARTICLE X

LINES OF BUSINESS

SECTION 1 Duties. In recognition and anticipation (i) that directors, officers and/or employees of members or partners of the Investor and its Affiliates may serve as directors and/or officers of the Corporation, (ii) that the Investor or members or partners of the Investor and its Affiliates may engage and are expected to continue to engage in the same, similar or related lines of business and/or other business activities as those in which the Corporation or any of its subsidiaries, directly or indirectly, may engage, and that the Investor or members or partners of the Investor and its Affiliates may compete with the Corporation and its subsidiaries in one or more of such business lines and/or business activities, (iii) that the Investor or members or partners of the Investor and its Affiliates may have an interest in the same areas of corporate opportunity as the Corporation and its subsidiaries, (iv) that the Investor or members or partners of the Investor and its Affiliates may engage in material business transactions with the Corporation and its subsidiaries, and (v) that, as a consequence of the foregoing, it is in the best interests of the Corporation that the respective rights and duties of the Corporation and of the Investor and the members or partners of the Investor and its Affiliates, and the duties of any directors or officers of the Corporation who are also directors, officers or employees of the Investor or members or partners of the Investor and its Affiliates, be determined and delineated in respect of any transactions between, or opportunities that may be suitable for both, the Corporation and its subsidiaries, on the one hand, and the Investor or members or partners of the Investor and its Affiliates, on the other hand, and in recognition of the benefits to be derived by the Corporation through its contractual, corporate and business relations with the Investor and members or partners of the Investor and its Affiliates (including possible service of directors, officers or employees of the Investor or members or partners of the Investor and its Affiliates as directors, officers or employees of the Corporation or its subsidiaries), the provisions of this Article X shall, to the fullest extent permitted by law, regulate and define the conduct of certain of the businesses and affairs of the Corporation in relation to the Investor and members or partners of the Investor and its Affiliates and the conduct of certain affairs of the Corporation as they may involve the Investor and the members or partners of the Investor and its Affiliates and their respective directors, officers and employees, and the power, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith. Any Person purchasing or otherwise acquiring any shares of capital stock of the Corporation, or any interest therein, shall be deemed to have notice of and to have consented to the provisions of this Article X.

SECTION 2 Similar Activities or Lines of Business. Except as otherwise set forth herein or agreed in writing between the Corporation and the Investor or its Affiliates, the Investor and its Affiliates shall, to the fullest extent permitted by law, have no duty to refrain from (x) engaging in the same, similar or related lines of business and/or other business activities as the Corporation or any of its subsidiaries, or (y) doing business with any client, customer or vendor of the Corporation or any of its subsidiaries, and neither any member or partner of the Investor and its Affiliates nor any officer, director or employee thereof (except as provided in Section 3 of this Article X) shall to the fullest extent permitted by law be deemed to have breached his, her or its fiduciary duties, if any, to the Corporation by reason of engaging in any such line of business or activity. In the event that the Investor or a member or partner of the Investor and its Affiliates acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Corporation or any of its subsidiaries and the Investor or a member or partner of the Investor and its Affiliates, provided that knowledge of the potential transaction or matter came to the attention of such Persons other than as a result of his, her or its position with the Corporation or that of their Affiliates with the Corporation, none of the Investor or any such member or partner of the Investor and its Affiliates, to the fullest extent permitted by law, shall (i) be determined to have failed to comply with its duty (fiduciary or otherwise) to the Corporation and its stockholders with respect to such corporate opportunity, (ii) have a duty to communicate or offer such corporate opportunity to the Corporation or any of its subsidiaries, or (iii) be determined to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or any of its subsidiaries or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders by reason of the fact that the Investor or such member or partner of the Investor and its Affiliates pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another Person or does not communicate or offer information regarding such corporate opportunity to the Corporation.

SECTION 3 Shared Officers and Directors. Except as otherwise agreed in writing between the Corporation and the Investor or its Affiliates in the event that a director or officer of the Corporation who is also a director, officer or employee of the Investor or a member or partner of the Investor and its Affiliates (a “Shared Officer”) acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Corporation or any of its subsidiaries and the Investor or a member or partner of the Investor and its Affiliates, provided that knowledge of the potential transaction or matter came to the attention of such Persons other than as a result of his, her or its position with the Corporation or that of their Affiliates with the Corporation, to the fullest extent permitted by law, no such Shared Officer shall (i) be determined to have failed to comply with his or her duty (fiduciary or otherwise) to the Corporation and its stockholders with respect to such corporate opportunity, (ii) have a duty to communicate or offer such corporate opportunity to the Corporation or any of its subsidiaries, or (iii) be determined to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders by reason of the fact that the Investor or any member or partner of the Investor and its Affiliates pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another Person; or does not communicate or offer information regarding such corporate opportunity to the Corporation; provided, with respect to each of (i), (ii), and (iii) above, that such director or officer acts in a manner consistent with the following:

(A) any corporate opportunity offered to any person who is a Shared Officer by virtue of an officer position with the Corporation or an officer and director position with the Corporation shall belong to the Corporation (in which case such Shared Officer must present the opportunity in the first instance to the Corporation);

(B) any corporate opportunity offered to any person who is a Shared Officer by virtue of having a director position with the Corporation shall belong to the Corporation if such opportunity was expressly offered to such person solely in his or her capacity as a director of the Corporation (in which case such Shared Officer must present the opportunity in the first instance to the Corporation);

(C) any corporate opportunity offered to any person who is a Shared Officer shall belong to the Investor or the applicable member or partner of the Investor and its Affiliates if such opportunity was expressly offered to such person solely in his or her capacity as a director, officer or employee of the Investor or such member or partner (in which case such Shared Officer must present the opportunity in the first instance to the Investor or such member or partner); and

(D) any corporate opportunity otherwise offered to any person who is a Shared Officer shall belong to the Investor or the applicable member or partner of the Investor and its Affiliates.

The Corporation renounces its interest and expectancy in, or in being offered an opportunity to participate in, any corporate opportunity not expressly allocated to it under this Article X.

SECTION 4 Expiration. This Article shall expire on the date that the Investor, together with its Affiliates, ceases to own shares representing at least 10% of the voting power of the Voting Stock.

ARTICLE XI

ELECTION OF DIRECTORS

SECTION 1 Board. The Board of Directors shall consist of only one class, with such number of directors as shall be determined from time to time pursuant to or in the manner set forth in the Bylaws of the Corporation. Except as set forth in Article VIII, (A) each director shall serve until his successor shall have been duly elected and qualified unless he shall resign, become disqualified or shall otherwise be removed, and (B) in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director until the expiration of his current term or his prior death, resignation or removal.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may, unless the Board of Directors determines otherwise or otherwise provides in the Bylaws of the Corporation, only be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; provided, however, that (A) if the holders of any class or classes of stock or series thereof are entitled to elect one or more directors, vacancies and newly created directorships of such class or classes or series may only be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected and (B) this provision is subject, in all respects, to Article X of the Bylaws of the Corporation during the period beginning at the Effective Time and ending on the third (3rd) anniversary of the Effective Time.

SECTION 2 Stockholder Nominees. Nominations by stockholders of persons for election to the Board shall be made only in accordance with the procedures set forth in the Bylaws of the Corporation.

SECTION 3 Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board, may be removed from office with or without cause at any time, and only by the affirmative vote of the holders of a majority of the shares of Voting Stock then outstanding.

ARTICLE XII

LIABILITY AND INDEMNIFICATION

SECTION 1 Liability. To the fullest extent permitted by the Delaware Law, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

SECTION 2 Indemnification. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise; provided, however, except for claims for indemnification (following the final disposition of such proceeding), the foregoing shall not require the Corporation to indemnify any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person other than an action authorized by the Board. The Corporation may indemnify, in the manner and to the fullest extent permitted by the Delaware Law, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may, to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such director, officer, employee or agent against any liability which may be asserted against such person. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include reasonable expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement and, in the manner provided by the Delaware Law, any such expenses may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. Any person seeking indemnification under this Article XII shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established.

SECTION 3 Indemnification of Others and Non-Exclusivity. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

SECTION 4 Repeal or Modification. No repeal or modification of this Article XII shall adversely affect any right or protection of a director of the Corporation existing by virtue of the foregoing paragraph at the time of such repeal or modification.

ARTICLE XIII

AMENDMENT OF CORPORATE DOCUMENTS

SECTION 1 Certificate of Incorporation. The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provisions contained in this Second Amended and Restated Certificate of Incorporation; and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved herein.

SECTION 2 Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized and empowered to make, alter or repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any Bylaw made by the Board; provided that, during the period beginning at the Effective Time and ending on the third (3rd) anniversary of the Effective Time, the provisions of Article X of the Bylaws may be modified, amended or repealed, and any Bylaw provision or other resolution inconsistent with Article X may be adopted, or any such modification, amendment, repeal or inconsistent Bylaw provisions or other resolutions recommended for adoption by the stockholders of the Corporation, only by an affirmative vote of at least seventy-five percent (75%) of the whole Board.

ARTICLE XIV

FORUM FOR ADJUDICATION OF DISPUTES

SECTION 1 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for any stockholder (including any beneficial owner, within the meaning of Section 13(d) of the Exchange Act) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Law or this Second Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware); in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

SECTION 2 Personal Jurisdiction. If any action the subject matter of which is within the scope of Article XIV Section 1 of this Second Amended and Restated Certificate of Incorporation is filed in a court other than a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) (a “Foreign Action”) in the name of any stockholder (including any beneficial owner, within the meaning of Section 13(d) of the Exchange Act), such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Article XIV Section 1 of this Second Amended and Restated Certificate of Incorporation and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

SECTION 3 Enforceability. Any person purchasing or otherwise acquiring any interest in shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV. If any provision of this Article XIV shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XIV (including, without limitation, each portion of any sentence of this Article XIV containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by                     , its                     , as of this     day of             , 2015.

/s/
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Annex E

CalAtlantic Group, Inc.

a Delaware corporation

BYLAWS

ARTICLE I: Offices

SECTION 1.1 Registered Office. The registered office of CalAtlantic Group, Inc. (the “Corporation”) shall be at 160 Greentree Drive, Suite 101, City of Dover, County of Kent, State of Delaware, and the name of the registered agent in charge thereof shall be National Registered Agents, Inc. The Board of Directors of the Corporation (the “Board”) is hereby granted full power and authority to change said registered office from one location to another.

SECTION 1.2 Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II: Meetings of Stockholders

SECTION 2.1 Place of Meetings. All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Delaware as determined by the Board. The Board may, in its sole discretion, determine that a meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the General Corporation Law of the State of Delaware, as the same exists or may hereinafter be amended (the “Delaware Law”).

SECTION 2.2 Annual Meetings. Annual meetings of stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time and place, if any, and on such date as the Board shall determine by resolution.

SECTION 2.3 Special Meetings. Special meetings of stockholders of the Corporation for any purpose or purposes may only be called in accordance with the provisions of the Certificate of Incorporation, as it may be amended and/or restated from time to time (the “Certificate of Incorporation”). Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Except as otherwise required by law and except as otherwise provided in or fixed pursuant to the Certificate of Incorporation, special meetings of the stockholders of the Corporation may not be called by any other person or persons.

SECTION 2.4 Notice of Meetings.

(A) Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Notice may be given (i) by delivering a written notice thereof to such stockholder personally, (ii) by depositing notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder’s address as it appears on the records of the Corporation, or (iii) by transmitting the notice by any form of electronic transmission consented to by such stockholder when directed to an address at which such stockholder has consented to receive such notice. Except as otherwise expressly required by applicable law, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable Delaware law or who shall have waived such notice, and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(B) A majority in voting interest of the stockholders present in person or by proxy and entitled to vote at any meeting or, any officer entitled to preside at, or to act as secretary of, such meeting may recess or adjourn such meeting from time to time to reconvene at the same or some other place, if any. Notice of any adjourned meeting of the stockholders need not be given if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken, provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice shall be given to each stockholder of record entitled to vote at the meeting. At any recessed or adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 2.5 Organization.

(A) Except as otherwise required by applicable law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote contained in the Certificate of Incorporation, these Bylaws or by applicable law, the stockholders present at a duly called or held meeting at which a quorum is initially present may continue to do business until adjournment or recess, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time.

(B) Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence, by the Chief Executive Officer, or, in his or her absence, by another person designated by the Board. The Secretary of the Corporation, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

(C) The Board may adopt such rules and regulations for the conduct of any meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of the meeting shall have the authority to adopt and enforce such rules and regulations for the conduct of any meeting of stockholders and the safety of those in attendance as, in the judgment of the chairman, are necessary, appropriate or convenient for the conduct of the meeting. Rules and regulations for the conduct of meetings of stockholders, whether adopted by the Board or by the chairman of the meeting, may include without limitation, establishing: (i) an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies and such other persons as the chairman of the meeting shall permit; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted for consideration of each agenda item and for questions and comments by participants; (vi) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (vii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. Subject to any rules and regulations adopted by the Board, the chairman of the meeting may convene and, for any or no reason, from time to time, adjourn and/or recess any meeting of stockholders pursuant to Section 2.4(B). The chairman of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, subject to the rights of the Board hereunder, have the power to declare that a nomination or other business was not properly brought before the meeting if the facts warrant (including without limitation, if a determination is made, pursuant to Section 2.9 hereof, that a nomination or other business was not made or proposed, as the case may be, in accordance with Section 2.9 hereof), and if such chairman should so declare, such nomination shall be disregarded or such other business shall not be transacted.

SECTION 2.6 Voting.

(A) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by such stockholder and registered in such stockholder’s name on the books of the Corporation on the date fixed pursuant to Section 6.5 hereof as the record date for the determination of stockholders entitled to notice of and to vote at such meeting.

(B) Shares of its own stock belonging to the Corporation or to another entity, if a majority of the shares or other interests entitled to vote in the election of directors (or equivalent) in such other entity is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be solely entitled to vote such pledged stock, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee’s proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware Law.

(C) Any voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder’s proxy duly authorized as such by any means permitted under the Delaware Law (including without limitation, in writing or by transmitting or authorizing an electronic transmission, or by any copy, facsimile telecommunication or other reliable reproduction of such authorization) and delivered to the secretary of the meeting; provided, however, that no such proxy shall be voted or acted upon after three years from its date unless the proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing, or by any other means permissible for authorizing a proxy, deliver to the secretary of the meeting, prior to the voting of the proxy, a revocation of the proxy or a new proxy bearing a later date.

(D) At any meeting of the stockholders, all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by applicable law, shall be decided by the affirmative vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy, or be submitted by electronic transmission provided that such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder, and it shall state the number of shares voted.

SECTION 2.7 List of Stockholders. The Secretary of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting, either (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of such meeting.

SECTION 2.8 Inspector of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector’s ability. Such inspector shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at the meeting and entitled to vote on each question, (iii) determine the validity of proxies and ballots, (iv) accept the votes, and count all votes and ballots, (v) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (vi) certify their determination of the number of shares represented at the meeting, and their count of the votes and ballots voted respectively for and against each question. Reports of inspectors shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspectors need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector on any question other than a vote for or against a proposal in which such officer shall have a material interest.

SECTION 2.9 Advance Notice of Stockholder Nominations and Other Business.

(A) At any meeting of the stockholders, only such nominations for director shall be made and only such other business shall be conducted as shall have been brought before the meeting by or at the direction of the Board or by any stockholder of the Corporation entitled to vote thereat who complies with the notice procedures set forth in this Section 2.9. For business (other than the nomination of a person for election as a director, which is governed by Section 2.9(B) below) to be properly brought before an annual meeting of the stockholders by a stockholder, the stockholder must have given notice thereof in writing to the Secretary of the Corporation not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting or, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 7th day following the first public announcement of the date of such meeting. A stockholder’s notice to the Secretary shall set forth:

(i) as to each matter the stockholder proposes to bring before the meeting (other than the nomination of a person for election as director, which is governed by Section 2.9(B) below), a brief description of the business desired to be brought before the meeting, including the text of any resolutions proposed for consideration, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)), if any, on whose behalf the business is being proposed;

(ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (a) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and the name and address of such beneficial owner, (b) the class and number of shares of the Corporation that are owned of record by each of such stockholder and such beneficial owner as of the date of the notice, and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of the Corporation owned of record by each of the stockholder and such beneficial owner as of the record date for the meeting and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such business; and

(iii) as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the proposal is made, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a “control person”): (a) the class and number of shares of the Corporation that are beneficially owned by such stockholder or beneficial owner and by any control person as of the date of the notice, and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting, (b) a description of any agreement, arrangement or understanding with respect to the business between or among the stockholder, beneficial owner or control person and any other person or persons (naming such person or persons), including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (c) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s capital stock, or maintain, increase or decrease the voting power of the stockholder, beneficial owner or control person with respect to shares of stock of the Corporation, and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, and (d) a representation whether such stockholder or beneficial owner, if any, intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the item of business and/or otherwise to solicit proxies from stockholders in support of such business. In addition, the stockholder intending to propose the business shall promptly provide any other information reasonably requested by the Corporation.

Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.9(A). Except as otherwise provided by law, the Board shall have the power and duty to determine whether any business proposed to be conducted at the annual meeting was proposed in accordance with the procedures set forth in this Section 2.9(A) (including whether the stockholder or beneficial owner, if any, on whose behalf the business is being proposed solicited proxies in support of such stockholder’s proposal in compliance with such stockholder’s representation as required by clause (iii)(d) of this Section 2.9(A)). If any business was not proposed in compliance with the procedures set forth in this Section 2.9(A), the chairman of the meeting shall direct that the business was not properly brought before the meeting and the business shall not be considered. Notwithstanding the foregoing provisions of this Section 2.9(A), unless otherwise required by law, if the stockholder does not provide the information required under clauses (ii)(b), (iii)(a), (b) and (c) of this Section 2.9(A) to the Corporation within five business days following the record date for an annual meeting or if the stockholder does not appear in person or by proxy at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

The foregoing notice requirements set forth in this Section 2.9(A) shall not apply to a stockholder if the stockholder has notified the Corporation of his or her intention to present a stockholder proposal at an annual meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(B) Nominations for the election of directors may be made at an annual meeting of the stockholders or at a special meeting of the stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting by the Board or by any stockholder entitled to vote in the election of directors at such meeting; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to the Secretary of the Corporation, in the case of an annual meeting, not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting or, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 7th day following the first public announcement of the date of such meeting or, in the case of a special meeting, not later than the close of business on the later of the 60th day prior to such special meeting or the 7th day following the first public announcement of the date of such meeting. Each such notice shall set forth:

(i) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, and (b) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; provided, however, that, in addition to the information required in the stockholder’s notice pursuant to this Section 2.9(B)(i), the Corporation may require each such person to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such person to serve as a director of the Corporation, including information relevant to a determination whether such person can be considered an independent director;

(ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address, as they appear on the Corporation’s books, of the stockholder who intends to make the nomination and the name and address of such beneficial owner, (b) the class and number of shares of the Corporation that are owned of record by each of such stockholder and such beneficial owner as of the date of the notice, and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of the Corporation owned of record by each of the stockholder and such beneficial owner as of the record date for the meeting, and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; and

(iii) as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each control person thereof: (a) the class and number of shares of the Corporation that are beneficially owned by such stockholder or beneficial owner and by any control person as of the date of the notice, and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting, (b) a description of any agreement, arrangement, or understanding with respect to the nomination between or among the stockholder, beneficial owner or control person and any other person or persons (naming such person or persons), including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (c) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s capital stock, or maintain, increase or decrease the voting power of the stockholder, beneficial owner or control person with respect to shares of stock of the Corporation, and the stockholder’s agreement to notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, and (d) a representation whether such stockholder or beneficial owner, if any, intends or is part of a group that intends to solicit proxies from stockholders in support of such nomination. In addition, the stockholder intending to make such nomination shall promptly provide any other information reasonably requested by the Corporation.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.9(B). Except as otherwise provided by law, the Board shall have the power and duty to determine whether any nomination was made in accordance with the procedures set forth in this Section 2.9(B) (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited proxies in support of such stockholder’s nominee in compliance with such stockholder’s representation as required by clause (iii)(d) of this Section 2.9(B)). If any proposed nomination was not made in compliance with the procedures set forth in this Section 2.9(B), the chairman of any meeting of stockholders shall direct that the nomination was not made in accordance with these procedures and shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.9(B), unless otherwise required by law, if the stockholder does not provide the information required under clauses (ii)(b), (iii)(a), (b) and (c) of this Section 2.9(B) to the Corporation within five business days following the record date for an annual or special meeting or if the stockholder does not appear in person or by proxy at an annual or special meeting of stockholders of the Corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(C) In no event shall an adjournment, recess or postponement of a meeting commence a new time period (or extend any time period) for the giving of a stockholder notice as described above.

(D) For purposes of this Section 2.9, the “close of business” shall mean 5:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not the day is a business day, and a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. For purposes of this Section 2.9, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (i) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (ii) the right to vote such shares, alone or in concert with others and/or (iii) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

ARTICLE III: Board of Directors

SECTION 3.1 General Powers. Subject to any requirements in the Certificate of Incorporation, these Bylaws, and of the Delaware Law as to action which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by or under the direction of, the Board to the fullest extent permitted by law.

SECTION 3.2 Number and Term of Office. Except as otherwise provided in and subject to Article X of these Bylaws or fixed pursuant to the Certificate of Incorporation, the authorized number of directors of the

Corporation shall be not fewer than 7 and not more than 12 directors, the exact number to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of entire Board, until this Section 3.2 is amended by a resolution duly adopted by the Board or by the stockholders of the Corporation. Directors need not be stockholders. Each of the directors of the Corporation shall hold office until such director’s successor shall have been duly elected and shall qualify or until such director shall resign or shall have been removed in the manner provided in these Bylaws, including Article X, to the extent applicable.

SECTION 3.3 Election of Directors. The directors shall be elected by the stockholders of the Corporation. At any meeting of stockholders at which directors are to be elected, each nominee for election as a director shall be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders at which directors are to be elected (i) if, pursuant to these Bylaws, the number of director candidates to be nominated at such meeting exceeds the number of directors to be elected or if a stockholder has submitted notice of an intent to nominate a candidate for election in accordance with Section 2.9 of these Bylaws unless, on or before the seventh (7th) business day prior to the date that the Corporation files with the Securities and Exchange Commission its definitive proxy statement relating to such meeting (regardless of whether thereafter revised or supplemented), such notice has been (a) withdrawn in writing to the Secretary of the Corporation, (b) determined by the Board (or a committee thereof) pursuant to the Bylaws, or, if challenged in court, by a final court order, not to be a valid and effective notice of nomination, or (c) determined by the Board (or a committee thereof) not to create a bona fide election contest; and (ii) during the Specified Period. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto.

SECTION 3.4 Resignations. Any director of the Corporation may resign at any time by giving notice in writing or by electronic transmission to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time or upon the happening of an event or events specified therein, or, if the time or events be not specified, it shall take effect immediately upon delivery; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.5 Vacancies. Except as otherwise provided in the Certificate of Incorporation and Article X of these Bylaws, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, removal, or any other cause, may only be filled by vote of the majority of the remaining directors, although less than a quorum, or by a sole remaining director; provided, however, that whenever the holders of any class or series of shares are entitled to elect one or more directors, any vacancy or newly created directorship of such class or series may be filled by a majority of the directors elected by such class or series then in office, or by a sole remaining director so elected. Each director so chosen to fill a vacancy shall hold office until such director’s successor shall have been elected and shall qualify or until such director shall die, resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

SECTION 3.6 Place of Meeting. The Board or any committee thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or other communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 3.7 Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as required by applicable law, notice of regular meetings need not be given.

SECTION 3.8 Special Meetings. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board or, if the Chairman of the Board is absent or unable or refuses to act, by the Lead Independent Director, if applicable, the President or the Chief Executive Officer, or by a majority of the Board by vote at a meeting, or in writing with or without a meeting. Except as otherwise provided by applicable law or by these Bylaws, written notice of the time and place of special meetings shall be delivered personally or by facsimile or other electronic transmission to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to such director at such director’s address, or in the case of facsimile or other electronic transmission at the facsimile number or other address for such transmissions, as it is shown upon the records of the Corporation, or, if it is not so shown on such records and is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail in the County in which the principal office for the transaction of the business of the Corporation is located at least 48 hours prior to the time of the holding of the meeting. In case such notice is delivered personally or by facsimile or other electronic transmission as above provided, it shall be delivered at least 24 hours prior to the time of the holding of the meeting. Such mailing, delivery or facsimile or other electronic transmission as above provided shall be due, legal and personal notice to such director. Except where otherwise required by applicable law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 3.9 Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, including Article X, the Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative vote of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

SECTION 3.10 Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing or by electronic transmission is given thereto by all members of the Board or of such committee, as the case may be and such consent or electronic transmission is filed with the minutes of proceedings of the Board or of such committee. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

SECTION 3.11 Compensation. Directors may receive such compensation, if any, for their services on the Board and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board. In addition, a fixed fee, with or without expenses of attendance, may be authorized by resolution of the Board for attendance at each meeting, including for attendance at each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

SECTION 3.12 Committees. Except as otherwise provided in and subject to Article X of these Bylaws, the Board may designate such committees as it shall determine. Each committee shall consist of two or more of the members of the Board and shall serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. To the extent provided in any applicable resolution or charter approved by a majority of the members of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable law, any such committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board. Unless the Board or these Bylaws shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the chairman of the committee or by any two members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern committees of the Board and actions by such committees.

ARTICLE IV: Officers

SECTION 4.1 Officers. The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, a Treasurer, a Controller and such other officers as may be appointed at the discretion of the Board or otherwise appointed in accordance with the provisions of Section 4.2 hereof. The Board may appoint a Chairman of the Board and, if the Board so designates, the Chairman of the Board may be an officer of the Corporation. Any number of offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers. The Chairman, the Chief Executive Officer and the President shall have and may exercise such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify. All other officers of the Corporation shall have and may exercise such authority and perform such duties as the Board or the Chief Executive Officer may from time to time specify.

SECTION 4.2 Election. The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Sections 4.3 or 4.5 hereof, shall be chosen annually by the Board at the first meeting thereof held after the annual meeting of stockholders, and each officer shall hold office until such officer shall die, resign or shall be removed or otherwise disqualified to serve, or until such officer’s successor shall be elected and qualified.

SECTION 4.3 Appointed Officers. Operational Vice Presidents, Controllers, Assistant Vice Presidents, Assistant Secretaries or Assistant Treasurers, and such additional officers as may be deemed necessary or desirable to management of the Corporation, shall be deemed appointed officers and shall not be considered elected officers of the Corporation. Appointed officers may be appointed by the Board or the Chief Executive Officer and shall have such authority and perform such duties as are provided in these Bylaws or as the Board or the Chief Executive Officer may from time to time specify.

SECTION 4.4 Removal and Resignation. Any officer may be removed, either with or without cause, by resolution of the Board at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board, in each case, without prejudice to contractual rights, if any, of such officer. Any appointed officer, employee or agent of the Corporation, except in case of an officer chosen by the Board, may be removed by the Chief Executive Officer whenever, in his judgment, the best interests of the Corporation will be served thereby, without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time upon written notice to the Corporation.

SECTION 4.5 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office. The Board may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly elected and qualified.

ARTICLE V: Contracts, Checks, Drafts, Bank Accounts, Etc.

SECTION 5.1 Execution of Contracts. The Board, except as otherwise provided in these Bylaws, may designate (or authorize any officers of the Corporation to designate), the persons authorized to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or other instrument or to pledge its credit or to render it liable for any purpose or in any amount.

SECTION 5.2 Checks, Drafts, Etc. From time to time, the Board shall determine the method, and designate (or authorize any officers of the Corporation to designate) the person or persons who shall have authority, to sign or endorse all checks, drafts, other orders for payment of money, notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by or to the Corporation, and only the persons so authorized shall sign or endorse such instruments. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

SECTION 5.3 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

SECTION 5.4 General and Special Bank Accounts. The Board (or any officer or officers of the Corporation to whom the Board may delegate such power) may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

SECTION 5.5 Delegation. Unless otherwise specifically determined by the resolution of the Board or otherwise provided by law or these Bylaws, the Chief Executive Officer is authorized to designate the persons authorized to (i) enter into any contract or execute any instrument in the name of and on behalf of the Corporation pursuant to Section 5.1 above, (ii) sign or endorse all checks, drafts, other orders for payment of money, notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by or to the Corporation pursuant to Section 5.2 above, (iii) select banks, trust companies or other depositories pursuant to Section 5.3 above, and (iv) select, open and keep general and special bank accounts pursuant to Section 5.4 above. The Board may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding the foregoing provisions of this Article V.

ARTICLE VI: Shares and Their Transfer

SECTION 6.1 Certificates for Stock; Uncertificated Shares. The shares of stock of the Corporation shall be evidenced by certificates in such form as the Board may prescribe; provided that the Board may provide by resolution that some or all of any or all classes or series of stock of the Corporation shall be uncertificated shares.

The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and by the Secretary or the Treasurer. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, corporations or other entities owning the stock represented by such certificates or by uncertificated shares, the number and class or series of shares represented by such certificates or uncertificated shares, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates or uncertificated shares shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 6.4 hereof. Except as otherwise provided by applicable law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificated shares of the same class and series shall be identical.

SECTION 6.2 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.3 hereof. Upon surrender to the Corporation, or a transfer agent of the Corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer and the payment of all taxes thereon, the Corporation may issue a new certificate, or, upon request, evidence of the equivalent uncertificated shares, to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the holder of uncertificated shares and the payment of all taxes thereon, the Corporation shall cancel such uncertificated shares and issue new equivalent uncertificated shares, or, upon such holder’s request, certificated shares, to the person entitled thereto, and record the transaction upon its books. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation, except as otherwise provided by law. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the shares shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

SECTION 6.3 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of uncertificated and certificated shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

SECTION 6.4 Lost, Stolen, Destroyed, and Mutilated Certificates. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another certificate or uncertificated shares may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board (or any officer or officers of the Corporation to whom the Board may delegate such power) may direct; provided, however, that a new certificate or uncertificated shares may be issued without requiring any bond when, in the judgment of the Board (or such officer or officers), it is proper so to do.

SECTION 6.5 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted nor be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is set by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the next day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders, the Board shall not fix such a record date, then the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

ARTICLE VII: Indemnification

SECTION 7.1 Scope of Indemnification. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law, and by the Certificate of Incorporation, any person (or the estate of any person) who is or was a party, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise; provided, however, except for claims for indemnification (following the final disposition of such proceeding), the foregoing shall not require the Corporation to indemnify any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person other than an action authorized by the Board. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation may enter into indemnification agreements with any one or more of its directors, officers, employees and agents upon resolution duly adopted by the Board. Such agreements may indemnify such persons to the fullest extent permissible under law.

SECTION 7.2 Amendments. Any repeal or modification of this Article VII shall only be prospective and shall not affect any right or protection existing under this Bylaw at the time of any action or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII: Forum for Adjudication of Disputes

SECTION 8.1 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for any stockholder (including any beneficial owner, within the meaning of Section 13(d) of the Exchange Act) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Law or the Certificate of Incorporation or these Bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware); in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

SECTION 8.2 Personal Jurisdiction. If any action the subject matter of which is within the scope of Section 8.1 of these Bylaws is filed in a court other than a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) (a “Foreign Action”) in the name of any stockholder (including any beneficial owner, within the meaning of Section 13(d) of the Exchange Act), such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 8.1 of these Bylaws and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

SECTION 8.3 Enforceability. Any person purchasing or otherwise acquiring any interest in shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII. If any provision of this Article VIII shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article VIII (including, without limitation, each portion of any sentence of this Article VIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE IX: Miscellaneous

SECTION 9.1 Seal. The Board may adopt a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words showing that the Corporation was incorporated in the State of Delaware.

SECTION 9.2 Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by applicable law, a written waiver, signed by the person entitled to such notice, or a waiver by electronic transmission by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

SECTION 9.3 Amendments. Except as otherwise provided herein, including Article X of these Bylaws, or in the Certificate of Incorporation, these Bylaws or any of them may be altered, amended, repealed or rescinded and new Bylaws may be adopted by the Board, or by the stockholders at any annual or special meeting of stockholders provided that notice of such proposed alteration, amendment, repeal, rescission or adoption is given in the notice of such meeting.

SECTION 9.4 Representation of Other Entities. The Chairman of the Board, the Chief Executive Officer, the President or the Secretary or any Vice President of the Corporation is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all equity interests of any other entity or entities standing in the name of the Corporation. The authority herein granted to them to vote or represent on behalf of the Corporation any and all equity interests held by the Corporation in any other entity or entities may be exercised either by them in person or by any person authorized so to do by proxy or power of attorney duly executed by such them.

SECTION 9.5 Emergency Bylaws. In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the Delaware Law, or other similar emergency condition, as a result of which a quorum of the Board or a standing committee of the Board cannot readily be convened for action, then, subject to Article X of these Bylaws, the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board as they shall deem necessary and appropriate.

ARTICLE X: Certain Governance Matters

SECTION 10.1 Definitions. The following definitions shall apply to this Article X and otherwise as applicable in these Bylaws:

(A) “Continuing Ryland Directors” shall mean the directors of the Corporation at the Effective Time who were (i) the Chief Executive Officer and President of the Corporation, (ii) the Lead Independent Director of the Board or (iii) designated by Ryland in writing prior to the Effective Time pursuant to the Merger Agreement and any additional directors whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors then in office pursuant to Section 10.2 below.

(B) “Continuing Standard Pacific Directors” shall mean the directors of the Corporation at the Effective Time who were (i) the Executive Chairman of the Board or (ii) designated by Standard Pacific in writing prior to the Effective Time pursuant to the Merger Agreement and any additional directors whose appointment or election is endorsed by at least a majority of the Continuing Standard Pacific Directors then in office pursuant to Section 10.2 below.

(C) “Effective Time” has the meaning specified in the Merger Agreement.

(D) “Entire Board of Directors” shall mean a total of ten (10) directors, comprised of five (5) Continuing Ryland Directors and five (5) Continuing Standard Pacific Directors, as provided in Section 10.2 below; provided, however, if there are no Continuing Ryland Directors or Continuing Standard Pacific Directors to fill a vacancy pursuant to Section 10.2 below, then the “Entire Board of Directors” shall mean the remaining directors (even if less than a quorum) or the sole remaining director.

(E) “Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of June 14, 2015, by and among Ryland and Standard Pacific, as amended from time to time.

(F) “Specified Period” shall mean the period beginning at the Effective Time and ending on the third (3rd) anniversary of the Effective Time.

(G) “Ryland” means The Ryland Group, Inc., a Maryland corporation.

(H) “Standard Pacific” means Standard Pacific Corp., a Delaware corporation.

SECTION 10.2 Composition of the Board. During the Specified Period, the Board shall be comprised of ten (10) members, as follows: five (5) Continuing Ryland Directors and five (5) Continuing Standard Pacific Directors. The specific composition of the Board as of the Effective Time shall be as set forth in the Merger Agreement. Vacancies resulting from the cessation of service by, including removal of, any Continuing Ryland Director or any Continuing Standard Pacific Director shall be filled only by an individual whose appointment or election is endorsed by at least a majority of the Continuing Ryland Directors or the Continuing Standard Pacific Directors, respectively, then in office (even if less than a quorum) or by a sole remaining Continuing Ryland Director or Continuing Standard Pacific Director, as applicable. Each such nomination shall be subject to approval by at least a majority of the Board (even if less than a quorum, or by a sole remaining director), which approval shall not be withheld if the candidate is qualified and such approval is otherwise consistent with the Board’s fiduciary duties.

SECTION 10.3 Lead Independent Director. During the Specified Period, the Chairman of the Board of Directors of Ryland as of immediately prior to the Effective Time shall be the Lead Independent Director of the Board until the earlier of his resignation or removal or until his successor is duly elected and qualified as provided in this Section 10.3. The duties, powers and responsibilities of the Lead Independent Director shall be as set forth in the corporate governance guidelines of the Corporation. Except as provided in the Certificate of Incorporation, during the Specified Period, the Board may only remove the Lead Independent Director from his role by the affirmative vote of at least seventy-five percent (75%) of the Entire Board of Directors (excluding the Lead Independent Director). Vacancy resulting from his cessation of service, including removal, shall be filled only by a Continuing Ryland Director.

SECTION 10.4 Composition of Committees. During the Specified Period, the Board shall have only three committees: Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee (together, the “Required Committees”). During the Specified Period, the Required Committees shall be composed of two (2) non-executive independent (as defined under applicable independence rules) Continuing Ryland Directors and two (2) non-executive independent (as defined under applicable independence rules) Continuing Standard Pacific Directors. During the Specified Period, the Nominating and Corporate Governance Committee shall be chaired by a Continuing Standard Pacific Director, and each of the Audit Committee and the Compensation Committee shall be chaired by a Continuing Ryland Director. During the Specified Period, in the case of a vacancy, a Continuing Ryland Director, who meets the qualifications set forth in the applicable committee charter, shall be appointed as an alternate for a committee member or chair who is a Continuing Ryland Director, and a Continuing Standard Pacific Director, who meets the qualifications set forth in the applicable committee charter, shall be appointed as an alternate for a committee member or chair who is a Continuing Standard Pacific Director.

SECTION 10.5 Amendments. During the Specified Period, the provisions of this Article X may be modified, amended or repealed, and any Bylaw provision or other resolution inconsistent with this Article may be adopted, or any such modification, amendment, repeal or inconsistent Bylaw provisions or other resolutions recommended for adoption by the stockholders of the Corporation, only by an affirmative vote of at least seventy-five percent (75%) of the Entire Board of Directors. In the event of any inconsistency between any other provision of these Bylaws and any provision of this Article X, the provisions of this Article X shall control. Following the end of the Specified Period, this Article X shall automatically and without further action become void and be of no further force and effect.

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STANDARD PACIFIC CORP. ATTN: MICHELLE VARELA 15360 BARRANCA PARKWAY IRVINE, CA 92618

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1 through 9.

1 Adoption of the Amended and Restated Agreement and Plan of Merger, dated as of June 14, 2015 by and among Standard Pacific and The Ryland Group, Inc.

2 Approval of the issuance of shares of Surviving Corporation common stock to Ryland stockholders pursuant to the merger.

3 Adoption of the Surviving Corporation’s amended and restated certificate of incorporation to, among other things, effect a 1-for-5 reverse stock split.

4 Adoption of the Surviving Corporation’s amended and restated certificate of incorporation to allow for a special meeting of stockholders to be called upon the written request of one or more stockholders representing at least a majority of the voting stock entitled to vote on the matter or matters to be brought before the proposed special meeting.

5 Adoption of the Surviving Corporation’s amended and restated certificate of incorporation to allow for stockholder action by unanimous written consent.

6 Adoption of the Surviving Corporation’s amended and restated certificate of incorporation to provide exclusive forum for certain legal proceedings in Delaware.

7	Adoption of the Surviving Corporation’s amended and restated bylaws.

8 The approval, on an advisory (non-binding) basis, of the specified compensatory arrangements between Standard Pacific and its named executive officers relating to the proposed merger with Ryland.

9 The approval of the adjournment of the Standard Pacific special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals.

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment.

For Against Abstain

For Against Abstain

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000254653_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

STANDARD PACIFIC CORP. Special Meeting of Stockholders September 28, 2015 10:30 AM Local Time This proxy is solicited by the Board of Directors

The undersigned stockholder(s), revoking any proxy previously given, hereby constitute(s) and appoint(s) Scott D. Stowell, Jeff J. McCall and John P. Babel, or each of them, as his, her or its true and lawful agents and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of STANDARD PACIFIC CORP. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders of the Company to be held at Standard Pacific Corp., 15360 Barranca Parkway, Irvine CA 92618 on Monday, September 28, 2015 at 10:30 am local time, and at any adjournment or postponement thereof, on all matters coming before such meeting.

If a box is checked, your shares shall be voted in accordance with your instructions. If you fail to mark one of the boxes for a proposal, this proxy will be voted FOR proposals 1 through 9, and in the discretion of the proxy holders on all other business that properly comes before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side

0000254653_2 R1.0.0.51160

SPECIAL MEETING OF STOCKHOLDERS OFTHE RYLAND GROUP, INC.September 28, 2015GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 28, 2015: The Notice of Meeting and Joint Proxy Statement/Prospectus on Form S-4 are available at http://www.astproxyportal.com/ast/25573/Please sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.00030333003000000000 6092815THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR” PROPOSALS 1 THROUGH 5. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.This proxy is solicited on behalf of the Board of Directors of The Ryland Group, Inc. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” the adoption of proposals 1 through 5 and in the discretion of the proxies upon such other matters as may properly come before the Special Meeting and at any adjournments or postponements thereof.To adopt the Amended and Restated Agreement and Plan of Merger, dated as of June 14, 2015, by and between The Ryland Group, Inc. and Standard Pacific Corp. and approve the merger.To adopt the Surviving Corporation’s amended and restated certificate of incorporation.To adopt the Surviving Corporation’s amended and restated bylaws.To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Ryland’s named executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or has become payable in connection with the merger.To adjourn the special meeting to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the Ryland merger proposal.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please full title sign as such. exactly If the as signer your name is a corporation, or names appear please on sign this full Proxy. corporate When name shares by duly are authorized held jointly, officer, each holder giving should full title sign. as such. When If signer signing is a as partnership, executor, administrator, please sign in attorney, partnership trustee name or by guardian, authorized please person. Give

THE RYLAND GROUP, INC.Proxy Solicited on Behalf of the Board of Directors Special Meeting of Stockholders – September 28, 2015The undersigned stockholder of The Ryland Group, Inc. (the ‘‘Corporation”) acknowledges receipt of the Joint Proxy Statement/Prospectus, and constitutes and appoints LARRY T. NICHOLSON, Chief Executive Officer of the Corporation, and TIMOTHY J. GECKLE, Secretary of the Corporation, and each of them, as true and lawful proxies with full power of substitution, to vote all shares of the Corporation’s common stock, par value $1.00 per share, which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Corporation (the “Special Meeting”) to be held at The Ryland Group, Inc., 3011 Townsgate Road, Suite 200, Westlake Village, CA 91361, on Monday, September 28, 2015 at 10:30 AM, local time, and all in accordance with the ballot on the reverse side, and in accordance with their best judgment in connection with such other business that may properly come before the Special Meeting and at any and all adjournments or postponements thereof. This proxy also covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the Corporation’s Retirement Savings Opportunity Plan (the “Plan”). This proxy, when properly executed, will be voted as directed on the reverse side. If no direction is given to the Trustee by 11:59 PM, eastern time on September 23, 2015, the Plan’s Trustee will vote your shares in the same proportion as it votes the shares for which instructions are timely received from other participants.1.114475(Continued and to be signed on the reverse side.)

THE RYLAND GROUP, INC.September 28, 2015Proxy voting instructions- Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM?EST?the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.IN?PERSON—You may vote your shares in person by attending the Special Meeting.GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.ACCOUNT NUMBERCompany numberFOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 28, 2015: The Notice of Meeting and Joint Proxy Statement/Prospectus on Form S-4 are available at http://www.astproxyportal.com/ast/25573/Please detach along perforated line and mail in the envelope provided if you are not voting via telephone or the internet.00030333003000000000 6092815THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR” PROPOSALS 1 THROUGH 5. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.This proxy is solicited on behalf of the Board of Directors of The Ryland Group, Inc. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” the adoption of proposals 1 through 5 and in the discretion of the proxies upon such other matters as may properly come before the Special Meeting and at any adjournments or postponements thereof.1. To adopt the Amended and Restated Agreement and Plan of Merger, dated as of June 14, 2015, by and between The Ryland Group, Inc. and Standard Pacific Corp. and approve the merger.2. To adopt the Surviving Corporation’s amended and restated certificate of incorporation.3. To adopt the Surviving Corporation’s amended and restated bylaws.4. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Ryland’s named executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or has become payable in connection with the merger.5. To adjourn the special meeting to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the Ryland merger proposal.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please title as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full